File No. 333-107185

                    As filed with the SEC on August 21, 2003
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM N-14
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                          Pre-Effective Amendment No. 1
                         Post-Effective Amendment No. __
                        (Check appropriate box or boxes)

                             FEDERATED EQUITY FUNDS
               (Exact Name of Registrant as Specified in Charter)

                                 1-800-341-7400
                        (Area Code and Telephone Number)
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                    (Address of Principal Executive Offices)

                           John W. McGonigle, Esquire
                            Federated Investors Tower
                               1001 Liberty Avenue
                       Pittsburgh, Pennsylvania 15222-3779
                     (Name and Address of Agent for Service)

                                   Copies to:

                           Matthew G. Maloney, Esquire
                     Dickstein Shapiro Morin & Oshinsky LLP
                                2101 L Street, NW
                            Washington, DC 20037-1526
                                 (202) 828-2218

            Approximate Date of Proposed Public Offering: As soon as
         practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.


No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

                                   RIGGS FUNDS

                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7010

Dear Shareholder,

     The Board of Trustees of the Riggs Funds is pleased to submit to you a proposed reorganization of Riggs Stock Fund, Riggs Small Company Stock Fund, Riggs U.S. Government Securities Fund, Riggs Bond Fund, Riggs Short Term Tax Free Bond Fund, Riggs Intermediate Tax Free Bond Fund, Riggs Prime Money Market Fund and Riggs U.S. Treasury Money Market Fund (each a "Riggs Fund"; together the "Riggs Funds") into Federated Capital Appreciation Fund, Federated Kaufmann Fund, Federated Total Return Government Bond Fund, Federated Total Return Bond Fund, Federated Short-Term Municipal Trust, Federated Intermediate Municipal Trust, Automated Cash Management Trust and Automated Government Money Trust (each a "Federated Fund"; together the "Federated Funds"), respectively. The shareholders of each Riggs Fund will vote separately on the proposal to reorganize their fund. If approved by shareholders of a Riggs Fund, the shareholders of that Riggs Fund will receive shares of a comparable Federated Fund. Riggs Investment Advisors Inc. is the investment adviser for the Riggs Funds, and Federated Investment Management Company is the investment adviser for the Federated Funds.

     We are recommending the reorganization of the Riggs Funds and Federated Funds because the long-term viability of the Riggs Funds is in jeopardy due to its shrinking asset base caused by the current difficult market environment. Both the Riggs Funds and Federated Funds have similar investment objectives, and the combination of the two Fund groups would provide the Riggs Funds' shareholders with the benefit of higher Fund asset levels and potentially lower Fund expenses.

     Your vote on this proposal is very important. Whether or not you plan to attend the meeting, please vote your shares by mail. If you are a shareholder of more than one Riggs Fund, you will receive more than one Prospectus/Proxy Statement and Proxy Card and will need to vote the shares you hold of each Fund. In addition, you may receive more than one Prospectus/Proxy Statement and Proxy Card if you own shares through more than one financial intermediary or under a different account registration.

     Remember, your vote is important. PLEASE TAKE A MOMENT TO SIGN, DATE AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. Information and direction for voting the proxy is included on the next page. IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED PROMPTLY.

     If you have any questions regarding the shareholder meeting, please feel free to call a Riggs Client Service Representative at 1-800-934-3883.

                                          Sincerely,

                                          /s/ Peter J. Germain
                                          Peter J. Germain
                                          President


August 21, 2003




208






Riggs Funds


Prospectus and Proxy Statement - Please Vote!

TIME IS OF THE ESSENCE . . .VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE FUND AVOID ADDITIONAL EXPENSE.

The Riggs Funds will hold a special meeting of shareholders on September 24, 2003. It is important for you to vote on the issue described in this Prospectus and Proxy Statement. We recommend that you read the Prospectus and Proxy Statement in its entirety; the explanations will help you to decide on the issue.


The following is an introduction to the process and the proposal.

Why am I being asked to vote?

Mutual funds are required to obtain shareholders' approval of certain types of changes like the one described in this Prospectus and Proxy Statement. You have a right to vote on such changes.

How do I vote my shares?

You may vote in person at the special meeting of shareholders or complete and return the enclosed proxy card.

If you:

1. do not respond at all, we may contact you by telephone to request that you cast your vote.

2. sign and return the proxy card without indicating a preference, your vote will be cast "for" the proposal.

What is the issue?

The  proposed  reorganization  of the Riggs Funds into the  acquiring  Federated
Funds.

Why is the reorganization being proposed?

The Board of Trustees and investment adviser of the Riggs Funds believe that the Reorganization is in the best interest of the Riggs Funds and its shareholders.

Pronounced declines in the asset levels of the Riggs Funds during the past few years have, in the opinion of the Riggs Funds' adviser, caused the long-term viability of the Riggs Funds to become questionable. After considering available alternatives, the adviser has recommended, and the Board of Trustees has approved, the Reorganization of the Riggs Funds into the acquiring Federated Funds. The Federated Funds have substantial management expertise and investment flexibility that has produced a strong long-term performance record. The Riggs investment adviser and the Board of Trustees have concluded that the best way to provide improved performance to the Riggs Funds' shareholders is through the proposed Reorganization.

When will this reorganization become effective?

The reorganization is currently anticipated to occur in September, assuming shareholder approval is obtained. Shortly after the reorganization has been approved, you will receive new account information on your new ownership in the acquiring Federated Fund.


If I am a Riggs Fund shareholder, what do I have to do to become a shareholder in the acquiring Federated Fund?



Riggs Fund shareholders are being asked to approve this reorganization through voting at the Special Meeting of Riggs Fund shareholders, which is scheduled to occur on September 24, 2003. Your vote is very important.



Shortly after the Riggs Fund shareholder approval of the reorganization, Riggs Fund shareholders' accounts will be transferred to the acquiring Federated Fund. You will not pay any sales charges in connection with the reorganization.

What will happen to my Riggs Fund account?

After the reorganization, Riggs Fund shareholders will be assigned a new account with the acquiring Federated Fund, and their Riggs Fund accounts will be closed. This process will occur automatically, with no action required by you. There will be no change in the aggregate value of your account as a result of the reorganization, although the number of shares and the net asset value per share may change.

Will all of my current account options, such as systematic investment and withdrawal programs, transfer over to the acquiring Federated Fund?

Various types of account servicing features will transfer automatically to new Federated Fund accounts. Shortly after the reorganization, shareholders will receive information that further describes these options, along with materials concerning the acquiring Federated Fund's diversified product line and shareholder services.

Will I incur taxes as a result of this reorganization?

This reorganization is expected to be a tax-free event. Generally, shareholders will not incur capital gains or losses on the conversion from Riggs Fund Shares into Federated Fund Shares as a result of this reorganization. There will be taxes payable in connection with distributions, if any, by a Riggs Fund immediately before the closing date - these distributions may include gains realized on dispositions of portfolio securities in connection with the reorganization.

Shareholders will incur capital gains or losses if they sell their Riggs Fund Shares before the reorganization becomes effective or sell/exchange their Federated Fund Shares after the reorganization becomes effective. Shareholders will also be responsible for tax obligations associated with monthly or periodic dividend and capital gains distributions that occur prior to and after the reorganization. Please note that retirement accounts generally are exempt from such tax consequences.

Who do I call with questions about the Combined Proxy Statement and Prospectus?

Call your Investment Professional or a Riggs Client Service Representative. Riggs' toll-free number is 1-800-934-3883.


   After careful consideration, the Board of Trustees has unanimously approved this proposal. The Board recommends that you read the enclosed materials carefully and vote for the proposal.


                                   RIGGS FUNDS
                                Riggs Stock Fund
                         Riggs Small Company Stock Fund
                      Riggs U.S. Government Securities Fund
                                 Riggs Bond Fund
                       Riggs Short Term Tax Free Bond Fund
                      Riggs Intermediate Tax Free Bond Fund
                          Riggs Prime Money Market Fund
                      Riggs U.S. Treasury Money Market Fund



                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 24, 2003


TO SHAREHOLDERS OF RIGGS STOCK FUND, RIGGS SMALL COMPANY STOCK FUND, RIGGS U.S. GOVERNMENT SECURITIES FUND, RIGGS BOND FUND, RIGGS SHORT TERM TAX FREE BOND FUND, RIGGS INTERMEDIATE TAX FREE BOND FUND, RIGGS PRIME MONEY MARKET FUND AND RIGGS U.S. TREASURY MONEY MARKET FUND, PORTFOLIOS OF RIGGS FUNDS: A special meeting of the shareholders of Riggs Stock Fund, Riggs Small Company Stock Fund, Riggs U.S. Government Securities Fund, Riggs Bond Fund, Riggs Short Term Tax Free Bond Fund, Riggs Intermediate Tax Free Bond Fund, Riggs Prime Money Market Fund and Riggs U.S. Treasury Money Market Fund (collectively, the "Riggs
Funds"), will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, at 2:00 p.m. (Eastern time), on September 24, 2003, for the following purposes:

1. To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Capital Appreciation Fund, a portfolio of Federated Equity Funds, would acquire all of the assets of Riggs Stock Fund in exchange for Class A Shares of Federated Capital Appreciation Fund to be distributed pro rata by Riggs Stock Fund to its shareholders, in complete liquidation and termination of Riggs Stock Fund;

2. To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Kaufmann Fund, a portfolio of Federated Equity Funds, would acquire all of the assets of Riggs Small Company Stock Fund in exchange for Class A Shares of Federated Kaufmann Fund to be distributed pro rata by Riggs Small Company Stock Fund to its shareholders, in complete liquidation and termination of Riggs Small Company Stock Fund;

3. To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Total Return Government Bond Fund would acquire all of the assets of Riggs U.S. Government Securities Fund in exchange for Institutional Service Shares of Federated Total Return Government Bond Fund to be distributed pro rata by Riggs U.S. Government Securities Fund to its shareholders, in complete liquidation and termination of Riggs U.S. Government Securities Fund;

4. To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Total Return Bond Fund, a portfolio of Federated Total Return Series, Inc., would acquire all of the assets of Riggs Bond Fund in exchange for Institutional Service Shares of Federated Total Return Bond Fund to be distributed pro rata by Riggs Bond Fund to its shareholders, in complete liquidation and termination of Riggs Bond Fund;

5. To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Short-Term Municipal Trust would acquire all of the assets of Riggs Short Term Tax Free Bond Fund in exchange for Institutional Service Shares of Federated Short-Term Municipal Trust to be distributed pro rata by Riggs Short Term Tax Free Bond Fund to its shareholders, in complete liquidation and termination of Riggs Short Term Tax Free Bond Fund;

6. To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Intermediate Municipal Trust, a portfolio of Intermediate Municipal Trust, would acquire all of the assets of Riggs
     Intermediate Tax Free Bond Fund in exchange for Shares of Federated Intermediate Municipal Trust to be distributed pro rata by Riggs Intermediate Tax Free Bond Fund to its shareholders, in complete liquidation and termination of Riggs Intermediate Tax Free Bond Fund;

7. To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Automated Cash Management Trust, a portfolio of Money Market Obligations Trust, would acquire all of the assets of Riggs Prime Money Market Fund in exchange for Institutional Service Shares of Automated Cash Management Trust to be distributed pro rata by Riggs Prime Money Market Fund to its shareholders, in complete liquidation and termination of Riggs Prime Money Market Fund; and

8. To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Automated Government Money Trust, a portfolio of Money Market Obligations Trust, would acquire all of the assets of Riggs U.S. Treasury Money Market Fund in exchange for Shares of Automated Government Money Trust to be distributed pro rata by Riggs U.S. Treasury Money Market Fund to its shareholders, in complete liquidation and termination of Riggs U.S. Treasury Money Market Fund;

9. To transact such other business as may properly come before the special meeting or any adjournment thereof.

The Board of Trustees has fixed August 14, 2003 as the record date for determination of shareholders entitled to vote at the special meeting.

                                          By Order of the Board of Trustees,


                                          C. Grant Anderson
                                          Assistant Secretary



August 21, 2003



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YOU CAN HELP RIGGS FUNDS AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY CARD. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
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                              PROSPECTUS/PROXY STATEMENT

                                   August 21, 2003



                          Acquisition of the assets of

                                RIGGS STOCK FUND
                           a portfolio of Riggs Funds

                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7010
                          Telephone No: 1-800-934-3883

                    By and in exchange for Class A Shares of

                      FEDERATED CAPITAL APPRECIATION FUND,
                      a portfolio of Federated Equity Funds

                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                          Telephone No: 1-800-341-7400



                          Acquisition of the assets of

                         RIGGS SMALL COMPANY STOCK FUND
                           a portfolio of Riggs Funds

                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7010
                          Telephone No: 1-800-934-3883

                    By and in exchange for Class A Shares of

                            FEDERATED KAUFMANN FUND,
                      a portfolio of Federated Equity Funds

                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                          Telephone No: 1-800-341-7400



                          Acquisition of the assets of

                      RIGGS U.S. GOVERNMENT SECURITIES FUND
                           a portfolio of Riggs Funds

                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7010
                          Telephone No: 1-800-934-3883

             By and in exchange for Institutional Service Shares of

                   FEDERATED TOTAL RETURN GOVERNMENT BOND FUND

                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                          Telephone No: 1-800-341-7400



                          Acquisition of the assets of

                                 RIGGS BOND FUND
                           a portfolio of Riggs Funds

                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7010
                          Telephone No: 1-800-934-3883

             By and in exchange for Institutional Service Shares of

                        FEDERATED TOTAL RETURN BOND FUND,
               a portfolio of Federated Total Return Series, Inc.

                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                          Telephone No: 1-800-341-7400


                          Acquisition of the assets of

                       RIGGS SHORT TERM TAX FREE BOND FUND
                           a portfolio of Riggs Funds

                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7010
                          Telephone No: 1-800-934-3883

             By and in exchange for Institutional Service Shares of

                      FEDERATED SHORT-TERM MUNICIPAL TRUST

                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                          Telephone No: 1-800-341-7400



                          Acquisition of the assets of

                      RIGGS INTERMEDIATE TAX FREE BOND FUND
                           a portfolio of Riggs Funds

                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7010
                          Telephone No: 1-800-934-3883


                        By and in exchange for Shares of

                     FEDERATED INTERMEDIATE MUNICIPAL TRUST,
                   a portfolio of Intermediate Municipal Trust

                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                          Telephone No: 1-800-341-7400



                          Acquisition of the assets of

                          RIGGS PRIME MONEY MARKET FUND
                           a portfolio of Riggs Funds

                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7010
                          Telephone No: 1-800-934-3883

             By and in exchange for Institutional Service Shares of

                        AUTOMATED CASH MANAGEMENT TRUST,
                  a portfolio of Money Market Obligations Trust

                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                          Telephone No: 1-800-341-7400



                          Acquisition of the assets of

                      RIGGS U.S. TREASURY MONEY MARKET FUND
                           a portfolio of Riggs Funds

                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7010
                          Telephone No: 1-800-934-3883

                        By and in exchange for Shares of

                        AUTOMATED GOVERNMENT MONEY TRUST,
                  a portfolio of Money Market Obligations Trust

                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                          Telephone No: 1-800-341-7400


     This   Prospectus/Proxy   Statement   describes   the   proposal   for  the
reorganizations (the "Reorganizations") pursuant to separate Agreements and Plans of Reorganization (together, the "Plans"), pursuant to which Riggs Stock Fund, Riggs Small Company Stock Fund, Riggs U.S. Government Securities Fund, Riggs Bond Fund, Riggs Short Term Tax Free Bond Fund, Riggs Intermediate Tax Free Bond Fund, Riggs Prime Money Market Fund and Riggs U.S. Treasury Money Market Fund (each a "Riggs Fund"; together the "Riggs Funds") would transfer all their assets to Federated Capital Appreciation Fund, Federated Kaufmann Fund, Federated Total Return Government Bond Fund, Federated Total Return Bond Fund, Federated Short-Term Municipal Trust, Federated Intermediate Municipal Trust, Automated Cash Management Trust and Automated Government Money Trust (each a "Federated Fund"; together, the "Federated Funds"), respectively, in exchange for shares of the respective Federated Fund (collectively, "Federated Fund
Shares"), which, in the case of Federated Capital Appreciation Fund and Federated Kaufmann Fund, will consist of Class A Shares; in the case of Federated Total Return Government Bond Fund, Federated Total Return Bond Fund, Federated Short-Term Municipal Trust and Automated Cash Management Trust , will consist of Institutional Service Shares; and in the case of Federated Intermediate Municipal Trust and Automated Government Money Trust, will consist of Shares. Shares of the respective Federated Fund will be distributed pro rata by each Riggs Fund to its shareholders in complete liquidation and dissolution of the Riggs Fund. As a result of the Reorganization, each owner of shares of a Riggs Fund will become the owner of the applicable Federated Fund Shares having a total net asset value equal to the total net asset value of his or her holdings in the applicable Riggs Fund on the date of the Reorganization (the "Closing Date"). The separate Plans of Reorganization are substantially identical, and a form of such plans is attached as Exhibit A.

     For a comparison of the investment policies of the Riggs Funds and the Federated Funds with which your Riggs Fund would be combined, see "Summary - Comparison of Investment Objectives, Policies, Limitations and Risks." Information concerning Federated Fund Shares, as compared to shares of the Riggs Funds, is included in this Prospectus/Proxy Statement in the sections entitled "Summary - Comparative Fee Tables" and "Information About the Reorganizations - Description of Federated Fund Shares and Capitalization."

     This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about each Federated Fund that a prospective investor should know before voting on the Reorganization. This Prospectus/Proxy Statement is accompanied by the Prospectuses of Federated Capital Appreciation Fund dated December 31, 2002; Federated Kaufmann Fund dated December 31, 2002; Federated Total Return Government Bond Fund dated April 30, 2003; Federated Total Return Bond Fund dated January 31, 2003; Federated Short-Term Municipal Trust dated August 31, 2002; Federated Intermediate Municipal Trust dated July 31, 2003; Automated Cash Management Trust dated September 30, 2002; or Automated Government Money Trust dated September 30, 2003, as applicable, each of which are incorporated herein by reference. This Prospectus/Proxy Statement is also accompanied by the Prospectus of the Riggs Funds dated June 30, 2003, and a Statement of Additional Information relating to this Prospectus/Proxy Statement dated August 21, 2003, which are incorporated herein by reference. Statements of Additional Information for Federated Capital Appreciation Fund dated December 31, 2002, revised April 7, 2003; Federated Kaufmann Fund dated December 31, 2002; Federated Total Return Government Bond Fund dated April 30, 2003; Federated Total Return Bond Fund dated January 31, 2003; Federated Short-Term Municipal Trust dated August 31, 2002; Federated Intermediate Municipal Trust dated July 31, 2003; Automated Cash Management Trust dated September 30, 2002; Automated Government Money Trust dated September 30, 2003; and a Statement of Additional Information for the Riggs Funds dated June 30, 2003, have been filed with the Securities and Exchange Commission (the "Commission") and are incorporated herein by reference. Further information about Federated Capital Appreciation Fund's performance is contained in Federated Capital Appreciation Fund's Annual Report for its fiscal year ended October 31, 2002, and the Semi-Annual Report relating to the period ended April 30, 2003, each of which is incorporated herein by reference. Further information about Federated Kaufmann Fund's performance is contained in Federated Kaufmann Fund's Annual Report for its fiscal year ended October 31, 2002, and the Semi-Annual Report relating to the period ended April 30, 2003, each of which is incorporated herein by reference. Further information about Federated Total Return Government Bond Fund's performance is contained in Federated Total Return Government Bond Fund's Annual Report for its fiscal year ended February 28, 2003, which is incorporated herein by reference. Further information about Federated Total Return Bond Fund's performance is contained in Federated Total Return Bond Fund's Annual Report for its fiscal year ended November 30, 2002, and the Semi-Annual Report relating to the period ended May 31, 2003, each of which is incorporated herein by reference. Further information about Federated Short-Term Municipal Trust's performance is contained in Federated Short-Term Municipal Trust's Annual Report for its fiscal year ended June 30, 2002, and the Semi-Annual Report relating to the period ended December 31, 2002, each of which is incorporated herein by reference. Further information about Federated
Intermediate Municipal Trust's performance is contained in Federated Intermediate Municipal Trust's Annual Report for its fiscal year ended May 31, 2003, which is incorporated herein by reference. Further information about Automated Cash Management Trust's performance is contained in Automated Cash Management Trust's Annual Report for its fiscal year ended July 31, 2002, and the Semi-Annual Report relating to the period ended January 31, 2003, each of which is incorporated herein by reference. Further information about Automated Government Money Trust's performance is contained in Automated Government Money Trust's Annual Report for its fiscal year ended July 31, 2002, and the Semi-Annual Report relating to the period ended January 31, 2003, each of which is incorporated herein by reference. Further information about the Riggs Funds' performance is contained in the Riggs Funds' Annual Report for its fiscal year ended April 30, 2003, which is incorporated herein by reference. Copies of these materials and other information about the Federated Funds and Riggs Funds may be obtained without charge by writing or by calling the Federated Funds or Riggs Funds at the addresses and telephone numbers shown on the previous pages.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     NO  PERSON  HAS  BEEN  AUTHORIZED  TO GIVE ANY  INFORMATION  OR TO MAKE ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

     THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THESE SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.



TABLE OF CONTENTS
                                                                        Page

 SUMMARY                                                                  2
   Reasons for the Proposed Reorganizations                               2
   Comparison of Investment Objectives, Policies and Risks                3
   Investment Limitations-Each Federated Fund and Riggs Fund              7
   Comparative Fee Tables                                                 8
   Comparison of Potential Risks and Rewards; Performance Information    26
   Investment Advisers                                                   62
   Portfolio Managers                                                    63
   Advisory and Other Fees                                               65
   Purchases, Redemptions and Exchange Procedures; Dividends and
      Distributions                                                      68


INFORMATION ABOUT THE REORGANIZATIONS                                    71
   Description of the Plans of Reorganization                            71
   Description of Federated Fund Shares and Capitalization               72
   Federal Income Tax Consequences                                       74
   Agreement Among Riggs Investment Advisors, Inc., Riggs National
     Corporation and Federated Investors, Inc.                           74
   Reasons for the Reorganizations                                       75
   Comparative Information on Shareholder Rights and Obligations         76

INFORMATION ABOUT THE FEDERATED FUNDS AND THE RIGGS FUNDS                78
   Federated Funds                                                       78
   Riggs Funds                                                           78

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING                     79
   Proxies, Quorum and Voting at the Special Meeting                     80
   Share Ownership of the Funds                                          80

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY             84

AGREEMENT AND PLAN OF REORGANIZATION (Exhibit A)                         85

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (Exhibit B)                  108


                                       SUMMARY

     This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement. A form of the Plan is attached to this Prospectus/Proxy Statement as Exhibit A. For more complete information, please read the Prospectuses of the Federated Fund and the Riggs Funds, and the Statement of Additional Information relating to this Prospectus/Proxy Statement, all of which accompany this Prospectus/Proxy Statement.

Reasons for the Proposed ReorganizationS

     The Board of Trustees ("Board" or "Trustees") of the Riggs Funds has voted to recommend to holders of shares of each Riggs Fund the approval of the Plans whereby (a) Federated Capital Appreciation Fund would acquire all of the assets of Riggs Stock Fund in exchange for Federated Capital Appreciation Fund's Class A Shares to be distributed pro rata by Riggs Stock Fund to its shareholders in complete liquidation and dissolution of Riggs Stock Fund; (b) Federated Kaufmann Fund would acquire all of the assets of Riggs Small Company Stock Fund in exchange for Federated Kaufmann Fund's Class A Shares to be distributed pro rata by Riggs Small Company Stock Fund to its shareholders in complete liquidation and dissolution of Riggs Small Company Stock Fund; (c) Federated Total Return Government Bond Fund would acquire all of the assets of Riggs U.S. Government Securities Fund in exchange for Federated Total Return Government Bond Fund's Institutional Service Shares to be distributed pro rata by Riggs U.S. Government Securities Fund to its shareholders in complete liquidation and dissolution of Riggs U.S. Government Securities Fund; (d) Federated Total Return Bond Fund would acquire all of the assets of Riggs Bond Fund in exchange for Federated Total Return Bond Fund's Institutional Service Shares to be distributed pro rata by Riggs Bond Fund to its shareholders in complete liquidation and dissolution of Riggs Bond Fund; (e) Federated Short-Term Municipal Trust would acquire all of the assets of Riggs Short Term Tax Free Bond Fund in exchange for Federated Short-Term Municipal Trust's Institutional Service Shares to be distributed pro rata by Riggs Short Term Tax Free Bond Fund to its shareholders in complete liquidation and dissolution of Riggs Short Term Tax Free Bond Fund; (f) Federated Intermediate Municipal Trust would acquire all of the assets of Riggs Intermediate Tax Free Bond Fund in exchange for Federated Intermediate Municipal Trust's Shares to be distributed pro rata by Riggs Intermediate Tax Free Bond Fund to its shareholders in complete liquidation and dissolution of Riggs Intermediate Tax Free Bond Fund; (g) Automated Cash Management Trust would acquire all of the assets of Riggs Prime Money Market Fund in exchange for Automated Cash Management Trust's Institutional Service Shares to be distributed pro rata by Riggs Prime Money Market Fund to its shareholders in complete liquidation and dissolution of Riggs Prime Money Market Fund; and (h) Automated Government Money Trust would acquire all of the assets of Riggs U.S. Treasury Money Market Fund in exchange for Automated Government Money Trust's Shares to be distributed pro rata by Riggs U.S. Treasury Money Market Fund to its shareholders in complete liquidation and dissolution of Riggs U.S. Treasury Money Market Fund. As a result of the Reorganizations, each shareholder of a Riggs Fund will become the owner of the applicable Federated Fund Shares having a total net asset value equal to the total net asset value of his or her holdings in the applicable Riggs Fund on the date of the Reorganizations, i.e., the Closing Date.

     The Board of the Riggs Funds, including the Trustees who are not "interested persons" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"), has concluded that the Reorganizations would be in the best interest of each Riggs Fund and its existing shareholders, and that the interests of existing shareholders would not be diluted as a result of the transactions contemplated by the Reorganizations. Management of each Riggs Fund believes that the shareholders of each Riggs Fund would benefit from the larger asset base and anticipated economies of scale that are expected to result from the Reorganization.

     As a condition to each Reorganization, the Federated Fund and the corresponding Riggs Fund each will receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Internal Revenue Code, as amended, so that no gain or loss will be recognized by the Federated Fund, the corresponding Riggs Fund or the Riggs Fund's shareholders. The tax basis of the Federated Fund Shares received by the applicable Riggs Fund's shareholders will be the same as the tax basis of their shares in the applicable Riggs Fund. There will be taxes payable in connection with distributions, if any, by a Riggs Fund immediately before the closing date. These distributions may include gains realized on dispositions of portfolio securities in connection with the reorganization.



     THE BOARD OF TRUSTEES OF THE RIGGS FUNDS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION.

Comparison of Investment Objectives, Policies and Risks

FEDERATED CAPITAL APPRECIATION FUND - RIGGS STOCK FUND

     The investment objectives of the Federated Fund and the Riggs Fund are similar in that the Federated Fund seeks to provide capital appreciation, while the Riggs Fund seeks to provide growth of capital and income.

     Both Funds pursue their investment objective by investing primarily in common stock. In addition, both Funds are "blend" Funds, in that they invest in both the growth and value areas of the market. Growth stocks have the potential to increase their earnings faster than the rest of the market, carry a higher level of risk for the short-term and are generally priced higher relative to the issuer's earnings, since the higher growth potential means paying a higher price in the market. Value stocks are considered "bargains"; many have records of consistently paying dividends to shareholders, and they are considered defensive in that they often resist the fluctuations associated with growth stocks during periods of volatility. However, the Funds differ in that the Riggs Fund invests primarily in stock of large cap companies whose capitalizations are $5 billion or more, while the Federated Fund invests primarily in stocks of large and medium cap companies whose capitalizations are $500 million or more. Also, the Federated Fund may, as a principal strategy, invest in American Depository Receipts (ADRs) and securities issued in initial public offerings, while the Riggs Fund may not.

     All mutual funds take investment risks. Therefore, it is possible to lose money by investing in either Fund. In addition, both Funds have stock market risk, which is posed by the fact that the value of equity securities rises and falls over short or extended periods of time. However, the risks for the Funds differ in that the Federated Fund also has liquidity risk, which is posed by the fact that the medium capitalization equity securities in which the Federated Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities; risk related to company size, which is posed by the fact that the medium capitalization companies in which the Federated Fund invests tend to have fewer shareholders, less liquidity, more volatility, unproven track records, limited product or service base and limited access to capital; and risk of investing in ADRs, which is posed by the fact that the ADRs in which the Federated Fund invests are issued by foreign companies, and therefore the Federated Fund's share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

FEDERATED KAUFMANN FUND - RIGGS SMALL COMPANY STOCK FUND

     The investment objectives of the Federated Fund and the Riggs Fund are similar in that the Federated Fund seeks capital appreciation, while the Riggs Fund seeks to provide long-term capital appreciation.

     Both Funds pursue their investment objective by investing primarily in common stocks. However, the Federated Fund invests primarily in both small and medium capitalization companies, while the Riggs Fund invests primarily in companies whose market capitalizations are less than $2 billion. In addition, the Federated Fund may invest up to 25% of its assets in foreign securities, while the Riggs Fund may not invest significantly in foreign securities. Also, the Federated Fund uses the growth style of investing, whereas the Riggs Fund uses a "blend" of the growth and value styles.

     All mutual funds take investment risks. Therefore, it is possible to lose money by investing in either Fund. In addition, both Funds have stock market risk, which is posed by the fact that the value of equity securities rises and falls over short or extended periods of time; liquidity risk, which is posed by the fact that the equity securities in which each Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities; and risk related to company size, which is posed by mid and small market capitalization companies tending to have fewer shareholders, less liquidity, more volatility, unproven track records, limited product or service base and limited access to capital. However, the risks for the Funds differ in that the Federated Fund also has risk related to investing for growth, which is posed by the fact that due to their relatively high valuations, growth stocks are typically more volatile than value stocks; risk of foreign investing, which is posed by the fact that the foreign securities in which the Federated Fund invests may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case; and currency risk which is posed by the fact that the foreign securities in which the Federated Fund invests are normally denominated and traded in foreign currencies and, as a result, the value of the Federated Fund's foreign investments may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

     FEDERATED TOTAL RETURN GOVERNMENT BOND FUND - RIGGS U.S. GOVERNMENT SECURITIES FUND

     The investment objectives of the Federated Fund and the Riggs Fund are similar in that the Federated Fund seeks total return consistent with current income, and the Riggs Fund seeks to achieve current income. The Federated Fund's total return will consist of two components: (1) changes in the market value of its portfolio securities (both realized and unrealized appreciation); and (2) income received from its portfolio securities. The Federated Fund expects that income will comprise the largest component of its total return.

     Both Funds pursue their investment objective by investing at least 80% of their net assets in U.S. government securities, consisting of U.S. Treasury and government agency securities, including mortgage backed securities and collateralized mortgage obligations (CMOs). However, the Riggs Fund may also invest in non-governmental debt securities, such as investment grade securities issued by corporations or banks; and privately issued CMOs. Also, with respect to the Riggs Fund, under ordinary market conditions, the portfolio's average duration will be equal to not less than 80%, nor more than 120%, of the duration of the Merrill Lynch U.S. Treasury Agency Master Index, while the Federated Fund has no stated average duration limits.

     In selecting securities for the Funds, the advisers consider factors such as current yield, capital appreciation potential, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Fund.

     All mutual funds take investment risks. Therefore, it is possible to lose money by investing in either Fund. In addition, both Funds have interest rate risk, which is posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. In addition, this risk increases with the length of the maturity of the debt. Generally, prices of fixed income securities fall when prices of interest rates rise and vice versa. Both Funds also have prepayment risk, which is posed by the relative volatility of mortgage backed securities. The likelihood of prepayments increases in a declining interest rate environment and decreases in a rising interest rate environment. This adversely affects the value of these securities. However, the risks for the Funds differ in that the Riggs Fund also has liquidity risk, which is posed by the fact that the fixed income securities in which the Riggs Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities; and credit risk which is the possibility that an issuer will default on a security by failing to pay interest or principal when due.

FEDERATED TOTAL RETURN BOND FUND - RIGGS BOND FUND

     The investment objectives of the Federated Fund and the Riggs Fund are similar in that the Federated Fund seeks to provide total return, and the Riggs Fund seeks to provide a high level of current income consistent with the preservation of capital. The Federated Fund's total return will consist of two components: (1) changes in the market value of its portfolio (both realized and unrealized capital appreciation); and (2) income received from its portfolio securities. The Federated Fund expects that income will comprise the largest part of its total return.

     Each Fund pursues its investment objective by investing primarily in a diversified portfolio of fixed income securities consisting primarily of U.S. Treasury and government agency securities, including mortgage backed securities and CMOs; and corporate obligations rated BBB or higher by a national rating agency. However, the Federated Fund may also invest a portion of its assets (normally no more than 10%, but opportunistically up to 25%) in below-investment grade securities ("junk bonds") and may invest up to 20% of its assets in unhedged, non-U.S. dollar securities. Also, with respect to the Riggs Fund, under normal market conditions, the portfolio's average duration will be equal to not less than 80%, nor more than 120%, of the duration of the Lehman Brothers Government/Credit (Total) Index, while the Federated Fund has no stated duration limits.

     In selecting securities for the Funds, the advisers consider factors such as credit quality, current yield, capital appreciation potential, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Fund.

     All mutual funds take investment risks. Therefore, it is possible to lose money by investing in either Fund. In addition, both Funds have credit risk, which is the possibility that an issuer will default on a security by failing to pay interest or principal when due; and interest rate risk, which is posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. In addition, this risk increases with the length of the maturity of the debt. Generally, prices of fixed income securities fall when interest rates rise and vice versa. In addition, both Funds have prepayment risk, which is posed by the relative volatility of mortgage backed securities. The likelihood of prepayments increases in a declining interest rate environment and decreases in a rising interest rate environment. This adversely affects the value of these securities. However, the risks for the Funds differ in that the Federated Fund also has liquidity risk, which occurs when the fixed income securities in which the Federated Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities; risk associated with noninvestment grade securities, which occurs because the Federated Fund may invest a portion of its assets in securities rated below investment grade, which may be subject to greater interest rate, credit and liquidity risks than investment grade securities; risk of foreign investing, which is posed by the fact that the foreign securities in which the Federated Fund invests may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case; and currency risk, which is posed by the fact that the foreign securities in which the Federated Fund invests are normally denominated and traded in foreign currencies and, as a result, the value of the Federated Fund's foreign investments may be affected favorably or unfavorable by changes in currency exchange rates relative to the U.S. dollar

FEDERATED SHORT-TERM MUNICIPAL TRUST - RIGGS SHORT TERM TAX FREE BOND FUND

     The investment objectives of the Federated Fund and the Riggs Fund are similar in that each Fund seeks dividend income which is exempt from federal income tax. However, while 80% of the income which the Riggs Fund distributes will be free from the federal alternative minimum tax (AMT), all of the income of the Federated Fund may be subject to the federal AMT.

     Both Funds invest primarily in tax exempt securities which are investment grade at time of purchase. The Federated Fund has a dollar-weighted average portfolio maturity of less than three years, while the average duration of the Riggs Fund's portfolio is three years or less. Duration measures the price sensitivity of a fixed income security to changes in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

     In selecting securities for the Funds, the advisers consider factors such as credit quality, current yield, capital appreciation potential, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Fund.

     All mutual funds take investment risks. Therefore, it is possible to lose money by investing in either Fund. In addition, both Funds have liquidity risk, which is posed by the fact that the fixed income securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities; credit risk, which is posed by the possibility that an issuer will default on a security by failing to pay interest or principal when due; and interest rate risk, which is posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. In addition, this risk increases with the length of the maturity of the debt. Generally, prices of fixed income securities fall when interest rates rise and vice versa. Both Funds also have call risk, which is the possibility that an issuer may redeem a fixed income security before maturity at a price below its current market price; tax risk, which posed by the possibility that a municipal security may fail to meet certain legal requirements which could cause the interest received and distributed by the Fund to shareholders to be taxable; and sector risk, which is posed by the fact that a substantial part of the Fund's portfolio could be comprised of securities credit enhanced by insurance companies, banks or companies with similar characteristics. As a result, each Fund will be more susceptible to any economic, business, political or other developments which generally affect these entities.

FEDERATED INTERMEDIATE MUNICIPAL TRUST - RIGGS INTERMEDIATE TAX FREE BOND FUND

     The investment objectives of the Federated Fund and the Riggs Fund are similar in that each Fund seeks to provide current income exempt from federal income tax. However, while 80% of the Riggs Fund will be free from the federal AMT, all of the income distributed by the Federated Fund may be subject to the federal AMT.

     Both Funds invest primarily in tax exempt securities which are investment grade at time of purchase. The Federated Fund has a dollar-weighted average maturity of not less than three nor more than ten years, while the average duration of the Riggs Fund's portfolio will be equal to not less than 80%, nor more than 120%, of the Lehman Brothers 10 Year Municipal Bond Index; i.e., its duration will range from three to ten years.

     In selecting securities for the Funds, the advisers consider factors such as credit quality, current yield, capital appreciation potential, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Fund.

     All mutual funds take investment risks. Therefore, it is possible to lose money by investing in either Fund. In addition, both Funds have credit risk, which is posed by is the possibility that an issuer will default on a security by failing to pay interest or principal when due; and interest rate risk, which is posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. In addition, this risks increases with the length of the maturity of the debt. Both Funds also have call risk, which is the possibility that an issuer may redeem a fixed income security before maturity at a price below its current market price; and sector risk, which is posed by the fact that if a substantial part of each Fund's portfolio could be comprised of securities credit enhanced by banks, insurance companies or companies with similar characteristics. As a result, each Fund will be more susceptible to any economic, business, political, or other developments which generally affect these issuers. Both Funds also have liquidity risk, which is posed by the fact that the fixed income securities in which each Fund invests may be less marketable and may be subject to greater fluctuation in price than other securities; and tax risk, which is posed by the possibility that a municipal security may fail to meet certain legal requirements which may cause the interest received and distributed by each Fund to shareholders to be taxable. In addition, the Federated Fund has leverage risk, which is created when an investment exposes the Fund to a level of risk that exceeds the amount invested.

AUTOMATED CASH MANAGEMENT TRUST - RIGGS PRIME MONEY MARKET FUND

     The investment objective of the Federated Fund and the Riggs Fund are similar in that they both seek to provide current income consistent with stability of principal and liquidity. Each fund pursues this goal by investing in short-term, high-quality fixed income securities issued by banks, corporations and the U.S. government maturing in 397 days or less. The Funds will have a dollar-weighted average portfolio maturity of 90 days or less. The securities in which each Fund invests must be rated in the highest short-term category by two nationally recognized statistical rating organizations or be of comparable quality to securities having such ratings.

     In selecting securities for the Funds, the advisers consider factors such as current yield, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Fund. In addition, the Funds may purchase only securities that meet certain SEC requirements relating to maturity, diversification and credit quality.

     All mutual funds take investment risks. Therefore, it is possible to lose money by investing in either Fund. In addition, both Funds have credit risk, which is posed by the possibility that an issuer will default on a security by failing to pay interest or principal when due; interest rate risk, which is posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes, which risk increases with the length of the maturity of the debt; and sector risk, which is posed by the fact that a substantial portion of each Fund's portfolio may be comprised of securities credit enhanced by banks or companies with similar characteristics. As a result, each Fund will be more susceptible to any economic, business, political or other developments that generally affect these entities. Although the each Fund seeks to preserve the value of its Shares at $1.00 per share, it is possible to lose money by investing in a Fund.


AUTOMATED GOVERNMENT MONEY TRUST - RIGGS U.S. TREASURY MONEY MARKET FUND

     The investment objective of the Federated Fund and the Riggs Fund are similar in that they both seek to provide current income consistent with stability of principal and liquidity. Each fund pursues this goal by investing in short-term U.S. Treasury obligations maturing in 397 days or less and repurchase agreements fully collateralized by U.S. Treasury obligations. Each Fund will have a dollar-weighted average maturity of 90 days or less.

     In selecting securities for the Funds, the advisers consider factors such as current yield, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Fund. In addition, the Funds may purchase only securities that meet certain SEC requirements relating to maturity, diversification and credit quality.

     All mutual funds take investment risks. Therefore, it is possible to lose money by investing in either Fund. In addition, both Funds have interest rate risk, which is the posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. In addition, this risk increases with the length of the maturity of debt. Although each Fund seeks to preserve the value of its Shares at $1.00 per share, it is possible to lose money by investing in a Fund.

INVESTMENT LIMITATIONS - EACH FEDERATED FUND AND RIGGS FUND

     In addition to the objectives and policies described above, each Federated Fund and Riggs Fund is subject to certain investment limitations which are substantially identical to one another, all as described in the Prospectuses and Statements of Additional Information of Federated Capital Appreciation Fund dated December 31, 2002 (Statement of Additional Information revised April 7,
2003); Federated Kaufmann Fund dated December 31, 2002; Federated Total Return Government Bond Fund dated April 30, 2003; Federated Total Return Bond Fund dated January 31, 2003; Federated Short-Term Municipal Trust dated August 31, 2002; Federated Intermediate Municipal Trust dated July 31, 2003; Automated Cash Management Trust dated September 30, 2002; and Automated Government Money Trust dated September 30, 2003, as applicable, and the Prospectuses and Statement of Additional Information of the Riggs Funds dated June 30, 2003, which set forth in full the investment objectives, policies and limitations of each Federated Fund and Riggs Fund, all of which are incorporated by reference herein.

     A full description of the risks inherent in the investment in each Federated Fund and each Riggs Fund is also set forth their respective Prospectuses and Statements of Additional Information of the same date.



Comparative Fee Tables

     The Funds, like all mutual funds, incur certain expenses in their operations. These expenses include management fees, as well as the costs of maintaining accounts, administration, providing shareholder liaison and distribution services and other activities. Set forth in the tables below is information regarding the fees and expenses incurred by (i) Class R and Class Y Shares of Riggs Stock Fund and Class A Shares of Federated Capital Appreciation Fund as of April 30, 2003 and October 31, 2002, respectively, and pro forma fees for Federated Capital Appreciation Fund's Class A Shares after giving effect to the Reorganization; (ii) Class R and Class Y Shares of Riggs Small Company Stock Fund and Class A Shares of Federated Kaufmann Fund as of April 30, 2003 and October 31, 2002, respectively, and pro forma fees for Federated Kaufmann Fund's Class A Shares after giving effect to the Reorganization; (iii) Class R and Class Y Shares of Riggs U.S. Government Securities Fund and Institutional Service Shares of Federated Total Return Government Bond Fund as of April 30, 2003 and February 28, 2003, respectively, and pro forma fees for Federated Total Return Government Bond Fund's Institutional Service Shares after giving effect to the Reorganization; (iv) Class R Shares of Riggs Bond Fund and Institutional Service Shares of Federated Total Return Bond Fund as of April 30, 2003 and November 30, 2002, respectively, and pro forma fees for Federated Total Return Bond Fund's Institutional Service Shares after giving effect to the Reorganization; (v) Class R Shares of Riggs Short Term Tax Free Bond Fund and Institutional Service Shares of Federated Short-Term Municipal Trust as of April 30, 2003 and June 30, 2002, respectively, and pro forma fees for Federated Short-Term Municipal Trust's Institutional Service Shares after giving effect to the Reorganization; (vi) Class R Shares of Riggs Intermediate Tax Free Bond Fund and Shares of Federated Intermediate Municipal Trust as of April 30, 2003 and May 31, 2003, respectively, and pro forma fees for Federated Intermediate Municipal Trust's Shares after giving effect to the Reorganization; (vii) Class R and Class Y Shares of Riggs Prime Money Market Fund and Institutional Service Shares of Automated Cash Management Trust as of June 30, 2003 and July 31, 2002, respectively, and pro forma fees for Automated Cash Management Trust's Institutional Service Shares after giving effect to the Reorganization; and
(viii) Class R and Class Y Shares of Riggs U.S. Treasury Money Market Fund and Automated Government Money Trust's Shares as of April 30, 2003 and July 31, 2002, respectively, and pro forma fees in respect of Automated Government Money Trust's Shares after giving effect to the Reorganization.




FEDERATED CAPITAL APPRECIATION FUND - RIGGS STOCK FUND


FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold Riggs Stock Fund Class R Shares, Riggs Stock Fund Class Y Shares, Federated Capital Appreciation Fund Class A Shares and Federated Capital Appreciation Fund Class A Shares Pro Forma Combined.


                                                               Federated      Federated Capital
                                                               Capital        Appreciation Fund
                                         Riggs    Riggs Stock  Appreciation   Class A
                                         Stock    Fund         Fund           Shares
                                         Fund     Class Y      Class A        Pro Forma
                                         Class R  Shares       Shares         Combined
Shareholder Fees                         Shares
Fees Paid Directly From Your
Investment
Maximum Sales Charge (Load) Imposed      None        None         5.50%      5.50%
on Purchases (as a percentage of
offering price)
Maximum Deferred Sales Charge (Load)
(as a percentage of original             2.00%       None         None       None
purchase price or redemption
proceeds, as applicable)
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends (and other       None        None         None       None
Distributions)
(as a percentage of offering price)
Redemption Fee (as a percentage of       None        None         None       None
amount redeemed, if applicable)
Exchange Fee                             None        None         None       None

Annual Fund Operating Expenses
(Before Waivers) 1
Expenses That are Deducted From Fund
Assets (as percentage of average net
assets)
Management Fee                           0.75%2      0.75%2       0.75%      0.75%
Distribution (12b-1)  Fee                0.25%       None         0.25%3     0.25%4
Shareholder Services Fee                 0.25%5      0.25%6       0.25%      0.25%
Other Expenses                           0.89%       0.89%        0.23%      0.23%
Total Annual Fund Operating Expenses     2.14%7      1.89%7       1.48%      1.48%


1    With  respect to Riggs Stock Fund Class R Shares and Riggs Stock Fund Class
     Y Shares, although not contractually obligated to do so, the adviser and shareholder services provider expect to voluntarily waive certain amounts.
     These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending April 30, 2004. With respect to Federated
     Capital Appreciation Fund Class A Shares, although not contractually obligated to do so, the distributor waived certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended October 31, 2002. With respect to Federated Capital Appreciation
     Fund Class A Shares Pro Forma Combined, although not contractually obligated to do so, the distributor expects to voluntarily waive certain amounts. These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending October 31, 2003.

Total Waivers of Fund                    0.46%       0.46%        0.25%      0.25%
Expenses
Total Actual Annual Fund Operating       1.68%       1.43%        1.23%      1.23%
Expenses (after waivers)





2 For Riggs Stock Fund, the adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.48% for the fiscal year ending April 30, 2004.

3 For Federated Capital Appreciation Fund, Class A Shares did not pay or accrue the distribution (12b-1) fee for the fiscal year ended October 31, 2002. Class A Shares have no present intention of paying or accruing the distribution (12b-1) fee for the fiscal year ending October 31, 2003.

4 For Federated Capital Appreciation Fund Pro Forma Combined, Class A Shares have no present intention of paying or accruing the distribution (12b-1) fee for the fiscal year ending October 31, 2003.

5 For Riggs Stock Fund Class R Shares, a portion of the shareholder services fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The shareholder services fee to be paid by the Fund's Class R Shares (after the voluntary waiver) was 0.06% for the fiscal year ending April 30, 2004.

6 For Riggs Stock Fund Class Y Shares, a portion of the shareholder services fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The shareholder services fee to be paid by the Fund's Class Y Shares (after the voluntary waiver) was 0.06% for the fiscal year ending April 30, 2004.

7 With respect to Riggs Stock Fund Class R Shares and Riggs Stock Fund Class Y Shares, total annual fund operating expenses have been restated to reflect current fees, which will increase over fiscal 2003 fees due to a new arrangement for administrative, transfer agency and portfolio accounting services instituted, effective June 1, 2003, principally by Federated Services Company (an affiliate of the adviser to the Federated Funds) and approved by the Riggs Funds' Board.



EXAMPLE

This Example is intended to help you compare the cost of investing in Riggs Stock Fund Class R Shares, Riggs Stock Fund Class Y Shares, Federated Capital Appreciation Fund Class A Shares and the Federated Capital Appreciation Fund Class A Shares Pro Forma Combined with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund's Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses are before waivers as shown or estimated in the Table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:





                                               1 Year    3 Years  5 Years  10 Years
Riggs Stock Fund Class R
Expenses assuming redemption                      $ 417    $ 870   $ 1,349  $ 2,472
Expenses assuming no redemption                   $ 217    $ 670   $ 1,149  $ 2,472
Riggs Stock Fund Class Y Shares
Expenses assuming redemption                      $ 192    $ 594   $ 1,021  $ 2,212
Expenses assuming no redemption                   $ 192    $ 594   $ 1,021  $ 2,212
Federated Capital Appreciation Fund Class A
Shares

Expenses assuming redemption                      $ 692    $ 992   $ 1,314  $ 2,221
Expenses assuming no redemption                   $ 692    $ 992   $ 1,314  $ 2,221
Federated Capital Appreciation Fund Class A
Shares Pro Forma Combined

Expenses assuming redemption                      $ 692    $ 992   $ 1,314  $ 2,221
Expenses assuming no redemption                   $ 692    $ 992   $ 1,314  $ 2,221



FEDERATED KAUFMANN FUND - RIGGS SMALL COMPANY STOCK FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Riggs Small Company Stock Fund Class R Shares, Riggs Small Company Stock Fund Class Y Shares, Federated Kaufmann Fund Class A Shares and Federated Kaufmann Fund Class A Shares Pro Forma Combined.

                                                     Riggs                   Federated
                                                     Small       Federated   Kaufmann
                                     Riggs           Company     Kaufmann    Fund Class
                                     Small           Stock       Fund        A Shares
                                     Company         Fund        Class A     Pro Forma
                                     Stock           Class Y     Shares      Combined
Shareholder Fees                     Fund            Shares
                                     Class R
                                     Shares
Fees Paid Directly From Your
Investment
Maximum Sales Charge (Load)          None         None           5.50%       5.50%
Imposed on Purchases (as a
percentage of offering price)
Maximum Deferred Sales Charge
(Load) (as a percentage of           2.00%        None           None        None
original purchase price or
redemption proceeds, as
applicable)
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends      None         None           None        None
(and other Distributions)
(as a percentage of offering
price)
Redemption Fee (as a percentage      None         None           None        None
of amount redeemed, if applicable)
Exchange Fee                         None         None           None        None

Annual Fund Operating Expenses
(Before Waivers)1
Expenses That are Deducted From
Fund Assets (as percentage of
average net assets)
Management Fee                       0.80%2       0.80%2         1.43%3      1.43%4
Distribution (12b-1)  Fee            0.25%        None           0.25%5      0.25%6
Shareholder Services Fee             0.25%        0.25%          0.25%       0.25%
Other Expenses                       0.87%        0.87%          0.20%       0.20%
Total Annual Fund Operating          2.17%7       1.92%7         2.13%       2.13%
Expenses

1    With  respect to Riggs  Small  Company  Stock Fund Class R Shares and Riggs
     Small  Company  Stock  Fund  Class Y  Shares,  although  not  contractually obligated  to do so, the  adviser  expects  to  voluntarily  waive  certain amounts. These are shown below along with the net expenses the Fund expects to pay for the fiscal  year  ending  April 30,  2004.  With  respect to the
     Federated  Kaufmann  Fund  Class  A  Shares,   although  not  contractually
     obligated to do so, the adviser and distributor  voluntarily waived certain amounts.  These  are  shown  below  along  with the net  expenses  the Fund actually paid for the fiscal year ended  October 31, 2002.  With respect to the Federated Kaufmann Fund Class A Shares Pro Forma Combined, although not contractually  obligated to do so, the adviser expects to voluntarily waive certain amounts. These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending October 31, 2003.

Total Waivers of Fund                0.37%        0.37%          0.18%       0.18%
Expenses
Total Actual Annual Fund             1.80%        1.55%          1.95%       1.95%
Operating Expenses (after
waivers)


2 For Riggs Small Company Stock Fund, the adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.430% for the fiscal year ending April 30, 2004.

3 For Federated Kaufmann Fund, the adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 1.28% for the fiscal year ended October 31, 2002.

4 For Federated Kaufmann Fund Pro Forma Combined, the adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 1.28% for the fiscal year ending October 31, 2003.

5 For Federated Kaufmann Fund Class A Shares, a portion of the distribution (12b-1) fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The distribution (12b-1) fee paid by the Fund's Class A Shares (after the voluntary waiver) was 0.23% for the fiscal year ended October 31, 2002.

6 For Federated Kaufmann Fund Class A Shares Pro Forma Combined, a portion of the distribution (12b-1) fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The distribution (12b-1) fee paid by the Fund's Class A Shares (after the voluntary waiver) was 0.23% for the fiscal year ending October 31, 2003.

7 With respect to Riggs Small Company Stock Fund Class R Shares and Riggs Small Company Stock Fund Class Y Shares, total annual fund operating expenses have been restated to reflect current fees, which will increase over fiscal 2003 fees due to a new arrangement for administrative, transfer agency and portfolio accounting services instituted, effective June 1, 2003, principally by Federated Services Company (an affiliate of the adviser to the Federated Funds) and approved by the Riggs Funds' Board.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Riggs Small Company Stock Fund Class R Shares, Riggs Small Company Stock Fund Class Y Shares, Federated Kaufmann Fund Class A Shares and Federated Kaufmann Fund Class A Shares Pro Forma Combined with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund's Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses are before waivers as shown or estimated in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:



                                                  1 Year    3 Years  5 Years  10 Years
Riggs Small Company Stock Fund Class R
Shares
Expenses assuming redemption                      $ 420  $ 1,180   $ 1,631  $ 2,877
Expenses assuming no redemption                   $ 220  $ 1,180   $ 1,631  $ 2,877
Riggs Small Company Stock Fund Class Y
Shares
Expenses assuming redemption                      $ 195    $ 603   $ 1,037  $ 2,243
Expenses assuming no redemption                   $ 195    $ 603   $ 1,037  $ 2,243
Federated Kaufmann Fund Class A Shares
Expenses assuming redemption                      $ 754  $ 1,179   $ 1,629  $ 2,872
Expenses assuming no redemption                   $ 754  $ 1,179   $ 1,629  $ 2,872
Federated Kaufmann Fund Class A Shares Pro
Forma Combined
Expenses assuming redemption                      $ 754  $ 1,179   $ 1,629   $ 2,872
Expenses assuming no redemption                   $ 754  $ 1,179   $ 1,629   $ 2,872


FEDERATED TOTAL RETURN GOVERNMENT BOND FUND - RIGGS U.S. GOVERNMENT SECURITIES FUND


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Riggs U.S. Government Securities Fund Class R Shares and Riggs U.S. Government Securities Fund Class Y Shares, Federated Total Return Government Bond Fund
Institutional Service Shares and Federated Total Return Government Bond Fund Institutional Service Shares Pro Forma Combined.

                                                                              Federated Total
                                      Riggs      Riggs        Federated Total Return
                                      U.S.       U.S.         Return          Government
                                                              Government      Bond Fund
                                      Government Government   Bond Fund       Institutional
                                                              Institutional   Service
                                      Securities Securities   Service         Shares Pro
                                      Fund       Fund         Shares          Forma
Shareholder Fees                      Class R    Class                        Combined
                                      Shares     Y Shares
Fees Paid Directly From Your
Investment
Maximum Sales Charge (Load)           None       None           None           None
Imposed on Purchases (as a
percentage of offering price)
Maximum Deferred Sales Charge
(Load) (as a percentage of            2.00%      None           None           None
original purchase price or
redemption proceeds, as applicable)
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends       None       None           None           None
(and other Distributions)
(as a percentage of offering price)
Redemption Fee (as a percentage of    None       None           None           None
amount redeemed, if applicable)
Exchange Fee                          None       None           None           None

Annual Fund Operating Expenses
(Before Waivers and Reimbursement)

1 Expenses That are Deducted From Fund Assets (as percentage of average net assets)

Management Fee                        0.75%2     0.75%2         0.50%3         0.50%4
Distribution (12b-1)  Fee             0.25%      None           0.25%5         0.25%6
Shareholder Services Fee              0.25%7     0.25%8         0.25%          0.25%
Other Expenses                        0.53%      0.53%          0.27%9         0.27%10
Total Annual Fund Operating           1.78%11    1.53%11        1.27%          1.27%
Expenses


1    With respect to Riggs U. S.  Government  Securities Fund Class R Shares and
     Class Y Shares,  although not contractually obligated to do so, the adviser and  shareholder  services  provider  expect to  voluntarily  waive certain amounts. These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending April 30, 2004. With respect to Federated
     Total Return Government Bond Fund  Institutional  Service Shares,  although not  contractually  obligated to do so, the adviser and distributor  waived and reimbursed  certain  amounts.  These are shown below along with the net expenses  the Fund  actually  paid for the fiscal year ended  February  28,
     2003.  With  respect  to  Federated  Total  Return   Government  Bond  Fund
     Institutional Service Shares Pro Forma Combined, although not contractually obligated  to do so,  the  adviser  and  distributor  expect  to waive  and reimburse  certain  amounts.  These  are  shown  below  along  with the net expenses  the Fund  expects to pay for the fiscal year ending  February 28,
     2004.

Total Waivers and Reimbursement of    0.81%      0.81%     0.67%          0.67%
Fund Expenses
Total Actual Annual Fund Operating    0.97%      0.72%     0.60%          0.60%
Expenses (after waivers and
reimbursement)




2 For Riggs U. S. Government Securities Fund, the Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.19% for the fiscal year ending April 30, 2004.

3 For Federated Total Return Government Bond Fund, the Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.02% for the fiscal year ended February 28, 2003.

4 For Federated Total Return Government Bond Fund Institutional Service Shares Pro Forma Combined, the Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.02% for the fiscal year ending February 28, 2004.

5 For Federated Total Return Government Bond Fund Institutional Service Shares, a portion of the distribution (12b-1) fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The distribution (12b-1) fee paid by the Fund's Institutional Service Shares (after the voluntary waiver) was 0.09% for the fiscal year ended February 28, 2003.

6 For Federated Total Return Government Bond Fund Institutional Service Shares Pro Forma Combined, a portion of the distribution (12b-1) fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The distribution (12b-1) fee paid by the Fund's Institutional Service Shares (after the voluntary waiver) was 0.09% for the fiscal year ending February 28, 2004.

7 For Riggs U. S. Government Securities Fund Class R Shares, the shareholder services fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund's Class R Shares (after the voluntary waiver) was 0.00% for the fiscal year ending April 30, 2004.

8 For Riggs U. S. Government Securities Fund Class Y Shares, the shareholder services fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund's Class Y Shares (after the voluntary wavier) was 0.00% for the fiscal year ending April 30, 2004.

9 For Federated Total Return Government Bond Fund Institutional Service Shares, the Adviser voluntarily reimbursed certain other operating expenses. This voluntary reimbursement can be terminated at any time. Other operating expenses paid by the Fund's Institutional Service Shares (after the voluntary reimbursement) was 0.24% for the fiscal year ended February 28, 2003.

10 For Federated Total Return Government Bond Fund Institutional Service Shares Pro Forma Combined, the Adviser voluntarily reimbursed certain other operating expenses. This voluntary reimbursement can be terminated at any time. Other operating expenses paid by the Fund's Institutional Service Shares (after the voluntary reimbursement) were 0.24% for the fiscal year ending February 28, 2004.

11 With respect to Riggs U. S. Government Securities Fund Class R and Class Y Shares, Total Annual Fund Operating Expenses have been restated to reflect current fees, which will increase over fiscal 2003 fees due to a new arrangement for administrative, transfer agency and portfolio accounting services instituted, effective June 1, 2003, principally by Federated Services Company (an affiliate of the adviser to the Federated Funds) and approved by the Riggs Funds' Board.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Riggs U.S. Government Securities Fund Class R and Class Y Shares, Federated Total Return Government Bond Fund Institutional Service Shares and Total Return Government Bond Fund Institutional Service Shares Pro Forma Combined with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Funds' Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses are before waivers as shown or estimated in the Table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:



                                               1 Year    3 Years  5 Years  10 Years
Riggs U.S. Government Securities Fund Class
R
Expenses assuming redemption                      $ 381    $ 760   $ 1,164  $ 2,095
Expenses assuming no redemption                   $ 181    $ 560     $ 964  $ 2,095
Riggs U.S. Government Securities Fund Class
Y Shares
Expenses assuming redemption                      $ 156    $ 483     $ 834  $ 1,824
Expenses assuming no redemption                   $ 156    $ 483     $ 834  $ 1,824
Federated Total Return Government Bond Fund
Institutional Service Shares

Expenses assuming redemption                      $ 129    $ 403     $ 697  $ 1,534
Expenses assuming no redemption                   $ 129    $ 403     $ 697  $ 1,534
Federated Total Return Government Bond Fund
Institutional Service Shares Pro Forma
Combined
Expenses assuming redemption                      $ 129    $ 403     $ 697  $ 1,534
Expenses assuming no redemption                   $ 129    $ 403     $ 697  $ 1,534



FEDERATED TOTAL RETURN BOND FUND - RIGGS BOND FUND


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Riggs Bond Fund Class R Shares, Federated Total Return Bond Fund Institutional Service Shares and Federated Total Return Bond Fund Institutional Service Shares Pro Forma Combined.

                                                                           Federated
                                                                           Total Return
                                                           Federated       Bond Fund
                                                Riggs      Total Return    Institutional
                                                Bond       Bond Fund       Service
                                                Fund       Institutional   Shares
Shareholder Fees                                Class R    Service Shares  Pro Forma
                                                Shares                     Combined


Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on          None          None            None
Purchases (as a percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or        2.00%         None            None
redemption proceeds, as applicable)
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends (and other                 None          None            None
Distributions)
(as a percentage of offering price)
Redemption Fee (as a percentage of amount       None          None            None
redeemed, if applicable)
Exchange Fee                                    None          None            None

Annual Fund Operating Expenses (Before
Waivers) 1
Expenses That are Deducted From Fund Assets
(as percentage of average net assets)
Management Fee                                  0.75%2        0.40%3          0.40%4
Distribution (12b-1)  Fee                       0.25%5        0.25%6          0.25%7
Shareholder Services Fee                        0.25%8        0.25%           0.25%
Other Expenses                                  0.82%         0.18%           0.18%
Total Annual Fund Operating Expenses            2.07%9        1.08%           1.08%


1    With respect to Riggs Bond Fund Class R Shares,  although not contractually obligated  to do so, the  adviser,  distributor  and  shareholder  services provider expect to voluntarily waive certain amounts. These are shown below along with the net  expenses  the Fund  expects to pay for the fiscal  year ending  April 30, 2004.  With  respect to Federated  Total Return Bond Fund
     Institutional  Service Shares,  although not contractually  obligated to do so, the adviser and  distributor  waived certain  amounts.  These are shown below along with the net  expenses  the Fund  actually  paid for the fiscal year ended November 30, 2002.  With respect to Federated  Total Return Bond
     Fund  Institutional  Service  Shares  Pro  Forma  Combined,   although  not
     contractually  obligated  to do so, the adviser and  distributor  expect to voluntarily waive certain amounts. These are shown below along with the net expenses  the Fund  expects to pay for the fiscal year ending  November 30,
     2003.

Total Waivers of Fund                           1.02%         0.43%           0.43%
Expenses
Total Actual Annual Fund Operating Expenses     1.05%         0.65%           0.65%
(after waivers)



2 For Riggs Bond Fund, the adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver was 0.13% for the fiscal year ending April 30, 2004.

3 For Federated Total Return Bond Fund, the adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.17% for the fiscal year ended November 30, 2002.

4 For Federated Total Return Bond Fund Pro Forma Combined, the adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.17% for the fiscal year ending November 30, 2003.

5 For Riggs Bond Fund Class R Shares, the distribution (12b-1) fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The distribution (12b-1) fee paid by the Fund's Class R Shares (after the voluntary waiver) was 0.00% for the fiscal year ending April 30, 2004.

6 For Federated Total Return Bond Fund Institutional Service Shares, a portion of the distribution (12b-1) fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The distribution (12b-1) fee paid by the Fund's Institutional Service Shares (after the voluntary waiver) was 0.05% for the fiscal year ended November 30, 2002.

7 For Federated Total Return Bond Fund Institutional Service Shares Pro Forma Combined, a portion of the distribution (12b-1) fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The distribution (12b-1) fee paid by the Fund's Institutional Service Shares (after the voluntary waiver) was 0.05% for the fiscal year ending November 30, 2003.

8 For Riggs Bond Fund Class R Shares, a portion of the shareholder services fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund's Class R Shares (after the anticipated voluntary waiver) was 0.10% for the fiscal year ending April 30, 2004.

9 For Riggs Bond Fund Class R Shares, total annual fund operating expenses have been restated to reflect current fees, which will increase over fiscal 2003 fees due to a new arrangement for administrative, transfer agency and portfolio accounting services instituted, effective June 1, 2003, principally by Federated Services Company (an affiliate of the adviser to the Federated Funds) and approved by the Riggs Funds' Board.


EXAMPLE

This Example is intended to help you compare the cost of investing in Riggs Bond Fund Class R Shares, Federated Total Return Bond Fund Institutional Service Shares and Federated Total Return Bond Fund Institutional Service Shares Pro Forma Combined with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund's Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses are before waivers as shown or estimated in the Table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:



                                       1 Year      3 Years      5 Years     10 Years
Riggs Bond Fund Class R Shares
Expenses assuming redemption           $ 410        $ 849        $ 1,314    $ 2,400
Expenses assuming no redemption        $ 210        $ 649        $ 1,114    $ 2,400
Federated Total Return Bond Fund
Institutional Service Shares
Expenses assuming redemption           $ 110        $ 343        $ 595      $ 1,317
Expenses assuming no redemption        $ 110        $ 343        $ 595      $ 1,317
Federated Total Return Bond Fund
Institutional Service Shares Pro
Forma Combined
Expenses assuming redemption           $ 110        $ 343        $ 595      $ 1,317
Expenses assuming no redemption        $ 110        $ 343        $ 595      $ 1,317


FEDERATED SHORT-TERM MUNICIPAL TRUST - RIGGS SHORT TERM TAX FREE BON D FUND
------------------------------------------------------------------------------


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Riggs Short Term Tax Free Bond Fund, Federated Short-Term Municipal Trust Institutional Service Shares and Federated Short-Term Municipal Trust Institutional Service Shares Pro Forma Combined.



                                                                          Federated
                                                                          Short-Term
                                              Riggs Short  Federated      Municipal
                                              Term Tax     Short-Term     Trust-
                                              Free Bond    Municipal      Institutional
                                              Fund         Trust-         Service
                                              Class R      Institutional  Shares Pro
Shareholder Fees                              Shares       Service Shares Forma combined


Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on        None         None           None
Purchases (as a percentage of offering
price)
Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or      2.00%        None           None
redemption proceeds, as applicable)
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends (and other               None         None           None
Distributions)
(as a percentage of offering price)
Redemption Fee (as a percentage of amount     None         None           None
redeemed, if applicable)
Exchange Fee                                  None         None           None

Annual Fund Operating Expenses (Before
Voluntary Waivers) 1
Expenses That are Deducted From Fund
Assets (as percentage of average net
assets)

Management Fee                                0.75%2       0.40%3         0.40%4
Distribution (12b-1)  Fee                     0.25%5       0.25%6         0.25%7
Shareholder Services Fee                      0.25%8       0.25%          0.25%
Other Expenses                                0.45%        0.19%          0.19%
Total Annual Fund Operating Expenses          1.70%        1.09%          1.09%
Total Contractual Waivers of Fund Expenses    0.00%        0.12%          0.12%
Total Annual Fund Operating Expenses          1.70%        0.97%          0.97%
(after contractual waiver)

1 With respect to Riggs Short Term Tax Free Bond Fund, although not contractually obligated to do so, the adviser, distributor and shareholder services provider expect to voluntarily waive certain amounts. These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending April 30, 2004. With respect to Federated Short-Term
     Municipal Trust Institutional Service Shares, although not contractually obligated to do so, the distributor voluntarily waived certain amounts.
     These are shown below along with the net expenses the Fund actually paid for the fiscal year ended June 30, 2002. With respect to Federated
     Short-Term Municipal Trust Institutional Service Shares Pro Forma Combined, although not contractually obligated to do so, the distributor expects to voluntarily waive certain amounts. These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending June 30, 2003.

Total Waivers of Fund Expenses                0.72%        0.25%          0.25%
Total Actual Annual Fund Operating            0.98%9       0.72%          0.72%
Expenses (after voluntary waivers)




2 For Riggs Short Term Tax Free Bond Fund, the advisor voluntarily waived a portion of the management fee. The advisor can terminate this voluntary waiver at anytime. The management fee paid by the Fund (after the voluntary waiver) was 0.43% for the fiscal year ended April 30, 2004.

3 For Federated Short-Term Municipal Trust Institutional Service Shares, pursuant to the investment advisory contract, the advisor waived a portion of the management fee. The management fee paid for by the Fund (after the contractual waiver) was 0.28% for the fiscal year ended June 30, 2002. Shareholders must approve any changes to the contractual waiver.

4 For Federated Short-Term Municipal Trust Institutional Service Shares Pro Forma Combined, pursuant to the investment advisory contract, the advisor contractually waived a portion of the management fee. The management fee paid by the Fund (after the contractual waiver) was 0.28% for the fiscal year ended June 30, 2003. Shareholders must approve any changes to the contractual waiver.

5 For Riggs Short Term Tax Free Bond Fund Class R Shares, the distribution (12b-1) has been voluntarily waived. This voluntary waiver can be terminated at any time. The distribution (12b-1) fee paid by the Fund's Class R Shares (after the voluntary waiver) was 0.00% for the fiscal year ending April 30, 2004.

6 For Federated Short-Term Municipal Trust Institutional Service Shares, the distribution (12b-1) fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The distribution (12b-1) fee paid by the Fund's Institutional Service Shares (after the voluntary waiver) was 0.00% for the fiscal year ended June 30, 2002.

7 For Federated Short-Term Municipal Trust Institutional Service Shares Pro Forma Combined, the distribution (12b-1) fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The distribution (12b-1) fee paid by the Federated Short-Term Municipal Trust Institutional Service Shares Pro Forma Combined (after the voluntary waiver) was 0.00% for the fiscal year ending June 30, 2003.

8 For Riggs Short Term Tax Free Bond Fund Class R Shares, a portion of the shareholder services fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The shareholder services fees paid by the Fund's Class R Shares (after the voluntary waiver) was 0.10% for the fiscal year ending April 30, 2004.

9 For Riggs Short Term Tax Free Bond Fund, total fund annual operating expenses have been restated to reflect current fees, which will increase over fiscal 2003 fees due to a new arrangement for administrative, transfer agency and portfolio accounting services instituted, effective June 1, 2003, principally by Federated Services Company (an affiliate of the adviser to the Federated Funds) and approved by the Riggs Funds' Board.



EXAMPLE

This Example is intended to help you compare the cost of investing in the Riggs Short Term Tax Free Bond Fund, the Federated Short-Term Municipal Trust
Institutional  Service  Shares,  and the Federated  Short-Term  Municipal  Trust
Institutional Service Shares Pro Forma Combined with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund's Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses are before waivers as shown or estimated in the Table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:



                                          1 Year    3 Years  5 Years  10 Years
Riggs Short Term Tax Free Bond Fund
Expenses assuming redemption                  $ 373    $ 736   $ 1,123  $ 2,009
Expenses assuming no redemption               $ 173    $ 536     $ 923  $ 2,009
Federated Short-Term Municipal
Trust-Institutional Shares
Expenses assuming redemption                  $ 99    $ 309     $ 536  $ 1,190
Expenses assuming no redemption               $ 99    $ 309     $ 536  $ 1,190
Federated Short-Term Municipal Trust
-Institutional Shares Pro Forma Combined
Expenses assuming redemption                  $ 99    $ 309     $ 536  $ 1,190
Expenses assuming no redemption               $ 99    $ 309     $ 536  $ 1,190


FEDERATED INTERMEDIATE MUNICIPAL TRUST - RIGGS INTERMEDIATE TAX FREE BOND FUND


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of Riggs Intermediate Tax Free Bond Fund, Federated Intermediate Municipal Trust and Federated Intermediate Municipal Trust Pro Forma Combined.


                                                                              Federated
                                                  Riggs         Federated     Intermediate
                                                  Intermediate  Intermediate  Municipal
                                                  Tax           Municipal     Trust Pro
                                                  Free          Trust         Forma
                                                  Bond                        Combined
Shareholder Fees                                  Fund
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on            None        None           None
Purchases (as a percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or          2.00%       None           None
redemption proceeds, as applicable)
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends (and other                   None        None           None
Distributions)
(as a percentage of offering price)
Redemption Fee (as a percentage of amount         None        None           None
redeemed, if applicable)
Exchange Fee                                      None        None           None

Annual Fund Operating Expenses (Before
Waivers)1
Expenses That are Deducted From Fund Assets
(as percentage of average net assets)
Management Fee                                    0.75%2      0.40%3         0.40%4
Distribution (12b-1)  Fee                         0.25%5      None           None
Shareholder Services Fee                          0.25%6      0.25%7         0.25%8
Other Expenses                                    0.51%       0.18%          0.18%
Total Annual Fund Operating Expenses              1.76%9      0.83%          0.83%

1 With respect to Riggs Intermediate Tax Free Bond Fund, although not contractually obligated to do so, the adviser, distributor and shareholder services provider expect to voluntarily waive certain amounts. These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending April 30, 2004. With respect to Federated Intermediate
     Municipal Trust, although not contractually obligated to do so, the adviser and shareholder services provider voluntarily waived certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended May 31, 2003. With respect to Federated Intermediate
     Municipal Trust Pro Forma Combined, although not contractually obligated to do so, the adviser and shareholder services provider expect to voluntarily waive certain amounts. These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending May 31, 2004.

Total Waivers of Fund Expenses                    0.78%       0.23%          0.23%
Total Actual Annual Fund Operating Expenses       0.98%       0.60%          0.60%
(after waivers)



2 For Riggs Intermediate Tax Free Bond Fund, the adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.37% for the fiscal year ending April 30, 2004.

3 For Federated Intermediate Municipal Trust, the adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.36% for the fiscal year ended May 31, 2003.

4 For Federated Intermediate Municipal Trust Pro Forma Combined, the adviser voluntarily waived a portion of the management fee. The adviser can terminate this a voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.36% for the fiscal year ending May 31, 2004.

5 For Riggs Intermediate Tax Free Bond Fund, the distribution (12b-1) fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The distribution (12b-1) fee paid by the Fund (after the voluntary waiver) was 0.00% for the fiscal year ending April 30, 2004.

6 For Riggs Intermediate Tax Free Bond Fund, a portion of the shareholder services fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund (after the voluntary waiver) was 0.10% for the fiscal year ending April 30, 2004.

7 For Federated Intermediate Municipal Trust, a portion of the shareholder services fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund
     (after the voluntary waiver) was 0.06% for the fiscal year ended May 31, 2003.

8 For Federated Intermediate Municipal Trust Pro Forma Combined, a portion of the shareholder services fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund (after the voluntary waiver) was 0.06% for the fiscal year ending May 31, 2004.

9 With respect to Riggs Intermediate Tax Free Bond Fund, Total Annual Fund Operating Expenses have been restated to reflect current fees, which will increase over fiscal 2003 fees due to a new arrangement for administrative, transfer agency and portfolio accounting services instituted, effective June 1, 2003, principally by Federated Services Company (an affiliate of the adviser to the Federated Funds) and approved by the Riggs Funds' Board.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Riggs Intermediate Tax Free Bond Fund, Federated Intermediate Municipal Trust and Federated Intermediate Municipal Trust Pro Forma Combined with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each Fund's Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses are before waivers as shown or estimated in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:



                                           1 Year   3 Years  5 Years  10 Years
Riggs Intermediate Tax Free Bond Fund
Expenses assuming redemption               $ 379    $ 754   $ 1,154  $ 2,073
Expenses assuming no redemption            $ 179    $ 554     $ 954  $ 2,073
Federated Intermediate Municipal Trust
Expenses assuming redemption               $ 85    $ 265     $ 460  $ 1,025
Expenses assuming no redemption            $ 85    $ 265     $ 460  $ 1,025
Federated Intermediate Municipal Trust Pro
Forma Combined
Expenses assuming redemption               $ 85    $ 265     $ 460  $ 1,025
Expenses assuming no redemption            $ 85    $ 265     $ 460  $ 1,025


AUTOMATED CASH MANAGEMENT TRUST - RIGGS PRIME MONEY MARKET FUND


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Riggs Prime Money Market Fund Class R Shares, Riggs Prime Money Market Fund Class Y Shares, Automated Cash Management Trust Institutional Service Shares and Automated Cash Management Trust Institutional Service Shares Pro Forma Combined.


                                   Riggs        Riggs                      Automated
                                   Prime        Prime       Automated      Cash
                                   Money        Money       Cash           Management
                                   Market       Market      Management     Trust
                                   Fund         Fund        Trust          Institutional
                                   Class R      Class Y     Institutional  Service
Shareholder Fees                   Shares       Shares      Service        Shares
                                                            Shares         Pro Forma
                                                                           Combined


Fees Paid Directly From Your
Investment
Maximum Sales Charge (Load)        None         None           None         None
Imposed on Purchases (as a
percentage of offering price)
Maximum Deferred Sales Charge
(Load) (as a percentage of         None         None           None         None
original purchase price or
redemption proceeds, as
applicable)
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends    None         None           None         None
(and other Distributions)
(as a percentage of offering
price)
Redemption Fee (as a percentage    None         None           None         None
of amount redeemed, if
applicable)
Exchange Fee                       None         None           None         None

Annual Fund Operating Expenses
(Before Waivers)1
Expenses That are Deducted From
Fund Assets (as percentage of
average net assets)
Management Fee                     0.50%2       0.50%2         0.50%3       0.50%4
Distribution (12b-1)  Fee          0.50%5       None           None         None
Shareholder Services Fee           0.25%6       0.25%7         0.25%8       0.25%9
Other Expenses                     0.25%        0.25%          0.15%        0.15%
Total Annual Fund Operating        1.50%10      1.00%10        0.90%        0.90%
Expenses

1    With  respect to Riggs  Prime  Money  Market  Fund Class R Shares and Riggs
     Prime Money Market Fund Class Y Shares, although not contractually obligated to do so, the adviser, distributor and shareholder services provider expects to voluntarily waive certain amounts. These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending April 30, 2004. With respect to Automated Cash Management Trust
     Institutional Service Shares, although not contractually obligated to do so, the adviser and shareholder services provider waived certain amounts.
     These are shown below along with the net expenses the Fund actually paid for the fiscal year ended July 31, 2002. With respect to Automated Cash
     Management Trust Institutional Service Shares Pro Forma Combined, although not contractually obligated to do so, the adviser and shareholder services provider expect to voluntarily waive certain amounts. These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending July 31, 2003.

Total Waivers of Fund              0.42%        0.27%          0.26%        0.26%
Expenses
Total Actual Annual Fund           1.08%        0.73%          0.64%        0.64%
Operating Expenses (after
waivers)



2 For Riggs Prime Money Market Fund, the adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.48% for the fiscal year ending April 30, 2004.

3 For Automated Cash Management Trust, the adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.25% for the fiscal year ended July 31, 2002.

4 For Automated Cash Management Trust Pro Forma Combined, the adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.25% for the fiscal year ending July 31, 2003.

5 For Riggs Prime Money Market Fund Class R Shares, a portion of the distribution (12b-1) fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The distribution (12b-1) fee paid by the Fund's Class R Shares (after the voluntary waiver) was 0.25% for the fiscal year ending April 30, 2004.

6 For Riggs Prime Money Market Fund Class R Shares, a portion of the shareholder services fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund's Class R Shares (after the voluntary waiver) was 0.10% for the fiscal year ending April 30, 2004.

7 For Riggs Prime Money Market Fund Class Y Shares, the shareholder services fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund's Class Y Shares (after the voluntary waiver) was 0.00% for the fiscal year ending April 30, 2004.

8 For Automated Cash Management Trust Institutional Service Shares, a portion of the shareholder services fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund's Institutional Service Shares (after the voluntary waiver) was 0.24% for the fiscal year ended July 31, 2002.

9 For Automated Cash Management Trust Institutional Services Shares Pro Forma Combined, a portion of the shareholder services fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund's Institutional Service Shares (after the voluntary waiver was 0.24% for the fiscal year ending July 31, 2003.

10 For Riggs Prime Money Market Fund Class R Shares and Riggs Prime Money Market Fund Class Y Shares, total annual fund operating expenses have been restated to reflect current fees, which will increase over fiscal 2003 fees due to a new arrangement for administrative, transfer agency and portfolio accounting services instituted, effective June 1, 2003, principally by Federated Services Company (an affiliate of the adviser to the Federated Funds) and approved by the Riggs Funds' Board.



EXAMPLE

This Example is intended to help you compare the cost of investing in Riggs Prime Money Market Fund Class R Shares, Riggs Prime Money Market Fund Class Y Shares, Automated Cash Management Trust Institutional Service Shares and Automated Cash Management Trust Institutional Service Shares Pro Forma Combined with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund's Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses are before waivers as shown or estimated in the Table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:



                                               1 Year    3 Years  5 Years  10 Years
Riggs Prime Money Market Fund Class R Shares      $ 153    $ 474     $ 818  $ 1,791
Riggs Prime Money Market Fund Class Y Shares      $ 102    $ 318     $ 552  $ 1,225
Automated  Cash Management Trust                   $ 92    $ 287     $ 498  $ 1,108
Institutional Service Shares
Automated Cash Management Trust                    $ 92    $ 287     $ 498  $ 1,108
Institutional Service Shares Pro Forma
Combined



AUTOMATED GOVERNMENT MONEY TRUST - RIGGS U.S. TREASURY MONEY MARKET FUND


FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Riggs U.S. Treasury Money Market Fund Class R Shares, Riggs U.S. Treasury Money Market Fund Class Y Shares, Automated Government Money Trust and Automated Government Money Trust Pro Forma Combined.


                                        Riggs       Riggs
                                        U.S.        U.S.                     Automated
                                        Treasury    Treasury    Automated    Government
                                        Money       Money       Government   Money Trust
                                                    Market      Money        Pro Forma
                                        Market      Fund        Trust        Combined
Shareholder Fees                        Fund        Class Y
                                        Class R     Shares
                                        Shares
Fees Paid Directly From Your
Investment
Maximum Sales Charge (Load) Imposed      None        None           None         None
on Purchases (as a percentage of
offering price)
Maximum Deferred Sales Charge (Load)
(as a percentage of original             None        None           None         None
purchase price or redemption
proceeds, as applicable)
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends (and other       None        None           None         None
Distributions)
(as a percentage of offering price)
Redemption Fee (as a percentage of       None        None           None         None
amount redeemed, if applicable)
Exchange Fee                             None        None           None         None

Annual Fund Operating Expenses
(Before Waivers)1
Expenses That are Deducted From Fund
Assets (as percentage of average net
assets)
Management Fee                           0.50%2      0.50%2         0.50%3       0.50%4
Distribution (12b-1)  Fee                0.50%5      None           None         None
Shareholder Services Fee                 0.25%6      0.25%7         0.25%8       0.25%9
Other Expenses                           0.38%       0.38%          0.11%10      0.11%11
Total Annual Fund Operating Expenses     1.63%12     1.13%12        0.86%        0.86%

1    With  respect to Riggs U.S.  Treasury  Money Market Fund Class R Shares and
     Riggs U.S. Treasury Money Market Fund Class Y Shares, although not contractually obligated to do so, the adviser, distributor and shareholder services provider expect to voluntarily waive certain amounts. These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending April 30, 2004. With respect to Automated Government
     Money Trust, although not contractually obligated to do so, the adviser, shareholder services provider and transfer and dividend-disbursing agent waived certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended July 31, 2002. With respect to Automated Government Money Trust Pro Forma Combined, although not contractually obligated to do so, the adviser, shareholder services provider and transfer and dividend disbursing agent expect to voluntarily waive certain amounts. These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending July 31, 2003.

Total Waivers of Fund                    0.72%       0.34%          0.27%        0.27%
Expenses
Total Actual Annual Fund Operating       0.91%       0.79%          0.59%        0.59%
Expenses (after waivers)



2 For Riggs U.S. Treasury Money Market Fund, the adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.41% for the fiscal year ending April 30, 2004.

3 For Automated Government Money Trust, the adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.25% for the fiscal year ended July 31, 2002.

4 For Automated Government Money Trust Pro Forma Combined, the adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.25% for the fiscal year ending July 31, 2003.

5 For Riggs U.S. Treasury Money Market Fund Class R Shares, a portion of the distribution (12b-1) fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The distribution (12b-1) fee paid by the Fund's Class R Shares (after the voluntary waiver) was 0.02% for the fiscal year ending April 30, 2004.

6 For Riggs U.S. Treasury Money Market Fund Class R Shares, a portion of the shareholder services fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund's Class R Shares (after the voluntary waiver) was 0.10% for the fiscal year ending April 30, 2004.

7 For Riggs U.S. Treasury Money Market Fund Class Y Shares, a portion of the shareholder services fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund's Class Y Shares (after the voluntary waiver) was 0.00% for the fiscal year ending April 30, 2004.

8 For Automated Government Money Trust, a portion of the shareholder services fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund (after the voluntary waiver) was 0.24% for the fiscal year ended July 31, 2002.

9 For Automated Government Money Trust Pro Forma Combined, a portion of the shareholder services fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund (after the voluntary waiver) was 0.24% for the fiscal year ended July 31, 2003.

10 For Automated Government Money Trust, the transfer and dividend-disbursing agent voluntarily waived certain operating expenses of the Fund. This voluntarily waiver can be terminated at any time. Total other expenses paid by the Fund (after the voluntary waiver) were 0.10% for the fiscal year ended July 31, 2002.

11 For Automated Government Money Trust Pro Forma Combined, the transfer and dividend disbursing agent have voluntarily waive certain operating expenses of the Fund. This voluntarily waiver can be terminated at any time. Total other expenses paid by the Fund (after the voluntary waiver) were 0.10% for the fiscal year ended July 31, 2003.

12 For Riggs U.S. Treasury Money Market Fund Class R Shares and Riggs U.S. Treasury Money Market Fund Class Y Shares, total annual fund operating expenses have been restated to reflect current fees, which will increase over fiscal 2003 fees due to a new arrangement for administrative, transfer agency and portfolio accounting services instituted, effective June 1, 2003, principally by Federated Services Company (an affiliate of the adviser to the Federated Funds) and approved by the Riggs Funds' Board.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Riggs U.S. Treasury Money Market Fund Class R Shares, Riggs U.S. Treasury Money Market Fund Class Y Shares, Automated Government Money Trust and Automated Government Money Trust Pro Forma Combined with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund's Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses are before waivers as shown or estimated in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


                                                           1 Year    3 Years   5 Years    10 Years
Riggs U.S. Treasury Money Market Fund Class R Shares       $ 166      $ 514     $ 887     $ 1,933
Riggs U.S. Treasury Money Market Fund Class Y Shares       $ 115      $ 359     $ 622     $ 1,375
Automated Government Money Trust                           $ 88       $ 274     $ 477     $ 1,061
Automated Government Money Trust Pro Forma Combined        $ 88       $ 274     $ 477     $ 1,061


Comparison of Potential Risks and Rewards; Performance Information

     The bar charts and tables below compare the potential risks and rewards of investing in each Federated Fund and Riggs Fund. The bar charts provide an indication of the risks of investing in each Fund by showing changes in each Fund's performance from year to year. The tables show how each Fund's average annual total returns for the one year, five years and ten years (or start of performance) compare to the returns of a broad-based market index. The figures assume reinvestment of dividends and distributions. Attached as Exhibit B to this Prospectus/Proxy Statement are a Management's Discussion of Fund Performance and a line graph for the most recent fiscal year of each Riggs Fund and each Federated Fund (with the exception of money market funds).


FEDERATED CAPITAL APPRECIATION FUND - RIGGS STOCK FUND

federated capital appreciation fund-class a shares

Risk/Return Bar Chart and Table
Federated Capital Appreciation Fund-Class A Shares

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

[GRAPHIC ILLUSTRATION-FEDERATED CAPITAL APPRECIATION FUND-CLASS A SHARES]

The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Federated Capital Appreciation Fund's Class A Shares as of the calendar year-end for each of ten years.

The `y' axis reflects the "% Total Return" beginning with "-30.00%" and increasing in increments of 10.00% up to 50.00%.

The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features ten distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top/bottom of each respective bar, for the calendar years 1993 through 2002. The percentages noted are 11.31%, (0.30)%, 37.17%, 18.39%, 30.62%, 20.07%, 43.39%, (3.76)%, (6.19)%
and (18.76)%, respectively.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund's total return for the six-month period from January 1, 2003 to June 30, 2003 was 9.14%.

Within the period shown in the bar chart, the Fund's Class A Shares highest quarterly return was 27.57% (quarter ended December 31, 1999). Its lowest quarterly return was (17.40)% (quarter ended September 30, 2002).

Average Annual Total Return Table

The Average Annual Total Returns for the Fund's Class A Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown. In addition, Return After Taxes is shown for the Fund's Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depends on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Standard & Poor's 500 Index (S&P
500), a broad-based market index and the Lipper Multi Cap Core Funds Average (LMCCFA), an average of funds with similar objectives. Index and average returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes and averages are unmanaged, and it is not possible to invest directly in an index or average.

(For the periods ended December 31, 2002)
                                    1 Year       5 Years          10 Years
--------------------------------------------------------------------------------
Class A
Shares:
--------------------------------------------------------------------------------
---------------------------------
  Return Before Taxes              (23.22)%       3.60%            10.88%
--------------------------------------------------------------------------------
---------------------------------
  Return After Taxes on            (23.36)%       2.77%            9.31%
Distributions1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Return After Taxes on Distributions
       and Sale of Fund Shares1    (14.25)%       2.89%            8.68%
--------------------------------------------------------------------------------
S&P 500                            (22.10)%      (0.59)%           9.34%
--------------------------------------------------------------------------------
LMCCFA                             (23.96)%      (1.46)%           7.39%
--------------------------------------------------------------------------------

1 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns for Class B, Class C and Class F Shares will differ from those shown above for Class A Shares. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.


Riggs Stock Fund-Class R Shares

Risk/Return Bar Chart and Table
Riggs Stock Fund-Class R Shares

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class R Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

[GRAPHIC ILLUSTRATION-RIGGS STOCK FUND-CLASS R SHARES]

The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Riggs Stock Fund's Class R Shares as of the calendar year-end for each of ten years.

The `y' axis reflects the "% Total Return" beginning with "-40.00%" and increasing in increments of 10.00% up to 50.00%.

The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features ten distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top/bottom of each respective bar, for the calendar years 1993 through 2002. The percentages noted are 18.51%, 3.44%, 37.59%, 19.90%, 27.82%, 16.50%, (0.47)%, (5.21)%, (15.85)%
and (24.74)%, respectively.

The total returns shown in the bar chart for the Fund's Class R Shares do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.


The Fund's Class R Shares total return for the six-month period from January 1, 2003 to June 30, 2003 was 12.60%.

Within the period shown in the bar chart, the Fund's Class R Shares highest quarterly return was 22.00% (quarter ended December 31, 1998). Its lowest quarterly return was (17.49)% (quarter ended September 30, 2001).

Average Annual Total Return Table

The Average Annual Total Returns for the Fund's Class R Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown. In addition, Return After Taxes is shown for Class R Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Standard & Poor's 500 Index (S&P 500), a broad-based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged and it is not possible to invest directly in an index.

(For the periods ended December 31, 2002)

                                    1 Year        5 Years        10 Years
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class R Shares
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Return Before Taxes                (26.25)%       (7.21)%          6.05%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Return After Taxes on              (26.25)%       (9.28)%          3.13%
Distributions1
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares1           (16.12)%       (4.98)%          4.92%
-------------------------------------------------------------------------------
S&P 500                            (22.10)%       (0.59)%          9.34%
-------------------------------------------------------------------------------

1 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.


RIGGS STOCK FUND-CLASS Y SHARES

Risk/Return Bar Chart and Table
Riggs Stock Fund-Class Y Shares

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class Y Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.



[GRAPHIC ILLUSTRATION-RIGGS STOCK FUND-CLASS Y SHARES] The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Riggs Stock Fund's Class Y Shares as of the calendar year-end for each of three years.

The `y' axis reflects the "% Total Return" beginning with "-30.00%" and increasing in increments of 5.00% up to 0.00%.

The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features three distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the bottom of each respective bar, for the calendar years 2000 through 2002. The percentages noted are (4.78)%, (15.57)% and (24.43)%, respectively.

The Fund's Class Y Shares are sold without a sales charge (load). The total returns shown in the bar chart are based upon net asset value. The Fund's Class Y Shares total return for the six-month period from January 1, 2003 to June 30, 2003 was 12.74%.

Within the period shown in the bar chart, the Fund's Class Y Shares highest quarterly return was 9.76% (quarter ended December 31, 2001). Its lowest quarterly return was (17.37)% (quarter ended September 30, 2001).

Average Annual Total Return Table

Return Before Taxes is shown. In addition, Return After Taxes is shown for Class Y Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Standard & Poor's 500 Index (S&P 500), a broad-based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged and it is not possible to invest directly in an index.

(For the periods ended December 31, 2002)

                                          1 Year        Start of Performance1
-------------------------------------------------------------------------------
------------------------------------------------------------------------------
Class Y Shares
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Return Before Taxes                      (24.43)%             (14.31)%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Return After Taxes on Distributions2     (24.43)%             (15.73)%
                                                       -----------------------
------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares2                 (15.00)%             (10.59)%
------------------------------------------------------------------------------
-------------------------------------
S&P 500                                  (22.10)%             (13.41)%
------------------------------------------------------------------------------

1    The Fund's Class Y Shares start of performance date was December 20, 1999.

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

FEDERATED KAUFMANN FUND - RIGGS sMALL cOMPANY STOCK FUND

FEDERATED KAUFMANN FUND

Risk/Return Bar Chart and Table
Federated Kaufmann Fund - Class A Shares

The performance information shown below will help you analyze the Fund's investment risks in light of it historical returns. The bar chart shows the variability of the Fund's Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

GRAPHIC ILLUSTRATION-FEDERATED KAUFMANN FUND-CLASS A SHARES]

The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Federated Kaufmann Fund's Class A Shares as of the calendar year-end for each of ten years.

The `y' axis reflects the "% Total Return" beginning with "-30.00%" and increasing in increments of 10.00% up to 40.00%.

The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features ten distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top/bottom of each respective bar, for the calendar years 1993 through 2002. The percentages noted are 17.86%, 8.68%, 36.51%, 20.58%, 12.75%, 0.43%, 25.66%, 10.55%, 7.78% and
(21.41)%, respectively.

The Fund is the successor to the Kaufmann Fund, Inc. (Kaufmann Fund) pursuant to a reorganization that took place on April 23, 2001. Prior to that date, the Fund's Class A Shares had no investment operations. Accordingly, the performance information provided is historical information of the Kaufmann Fund.

The total returns shown in the bar chart for the Fund's Class A Shares do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund's Class A Shares total return for the six-month period from January 1, 2003 to June 30, 2003 was 21.16%.

Within the periods shown in the chart, the Fund's Class A Shares highest quarterly return was 35.47% (quarter ended December 31, 1999). Its lowest quarterly return was (18.76)% (quarter ended September 30, 1998).

Average Annual Total Return Table

The Average Annual Total Return for the Fund's Class A Shares are reduced to reflect applicable sales charges. Returns Before Taxes is shown. In addition, Return After Taxes is shown for Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell Mid-Cap Growth Index (RMGI) and the Lipper Mid-Cap Growth Index (LMCGI), a broad-based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the Securities Exchange Commission requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.






(For the periods ended December 31, 2002)

                                         1 Year        5 Years        10 Years
Class A Shares1 :

Return Before Taxes                     (25.73)%        2.23%          10.21%

Return After Taxes on Distributions 2   (25.73)%       (0.94)%          8.20%

Return After Taxes on Distributions
     and Sale of Fund Shares 2          (15.80)%        1.60%           8.51%

RMGI                                    (27.41)%       (1.82)%          6.71%

LMCGI                                   (28.47)%       (1.49)%          6.41%

1 The Fund's Class A Shares total return for the period prior to April 23, 2001 are those of Kaufmann Fund, but have been adjusted to reflect the sales charges applicable to the Fund's Class A Shares.

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401 (k) plans.

Riggs Small Company Stock Fund-Class R Shares

Risk/Return Bar Chart and Table
Riggs Small Company Stock Fund-Class R Shares

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class R Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

[GRAPHIC ILLUSTRATION-RIGGS SMALL COMPANY STOCK FUND-CLASS R SHARES]

The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Riggs Small Company Stock Fund's Class R Shares as of the calendar year-end for each of seven years.

The `y' axis reflects the "% Total Return" beginning with "-20.00%" and increasing in increments of 10.00% up to 50.00%.

The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features seven distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top/bottom of each respective bar, for the calendar years 1996 through 2002. The percentages noted are 21.92%, 38.90%, (10.44)%, (0.24)%, 1.27%, 13.12% and (14.27)%, respectively.

The Fund's Class R Shares total return for the six-month period from January 1, 2003 to June 30, 2003 was 18.86%.

Within the period shown in the bar chart, the Fund's Class R Shares highest quarterly return was 24.61% (quarter ended December 31, 2001). Its lowest quarterly return was (29.19)% (quarter ended September 30, 1998).

Average Annual Total Return Table

The Average Annual Total Returns for the Fund's Class R Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown. In addition, Return After Taxes is shown for Class R Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell 2000 Index (RUS2), a broad-based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged and it is not possible to invest directly in an index.

(For the periods ended December 31, 2002)

                                     1 Year       5 Years        Start of
                                                               Performance1
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class R Shares
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Return Before Taxes                 (15.96)%      (2.86)%          8.15%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Return After Taxes on               (16.26)%      (4.93)%          5.42%
Distributions2
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Return After Taxes on
Distributions
and Sale of Fund Shares2             (9.51)%      (3.09)%          5.61%
-------------------------------------------------------------------------------
RUS2                                (20.48)%      (1.36)%          6.86%
-------------------------------------------------------------------------------

1 The Fund's Class R Shares start of performance date was February 27, 1995.

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

Riggs Small Company Stock Fund-Class Y Shares

Risk/Return Bar Chart and Table

Riggs Small Company Stock Fund-Class Y Shares

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class Y Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

[GRAPHIC ILLUSTRATION-RIGGS SMALL COMPANY STOCK FUND-CLASS Y SHARES]

The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Riggs Small Company Stock Fund's Class Y Shares as of the calendar year-end for each of three years.

The `y' axis reflects the "% Total Return" beginning with "-20.00%" and increasing in increments of 5.00% up to 30.00%.

The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features three distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top/bottom of each respective bar, for the calendar years 2000 through 2002. The percentages noted are 1.67%, 13.80% and (14.05)%, respectively.

The Fund's Class Y Shares are sold without a sales charge (load). The total returns shown in the bar chart are based upon net asset value.

The Fund's Class Y Shares total return for the six-month period from January 1, 2003 to June 30, 2003 was 19.01%.

Within the period shown in the bar chart, the Fund's Class Y Shares highest quarterly return was 24.69% (quarter ended December 31, 2001). Its lowest quarterly return was (19.26)% (quarter ended September 30, 2001).

Average Annual Total Return Table

Return Before Taxes is shown. In addition, Return After Taxes is shown for Class Y Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell 2000 Index (RUS2), a broad-based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged and it is not possible to invest directly in an index.

(For the periods ended December 31, 2002)

                                        1 Year         Start of Performance1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Return Before Taxes                    (14.05)%                1.86%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Return After Taxes on                  (14.35)%               (0.18)%
Distributions2
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Return After Taxes on
Distributions
and Sale of Fund Shares2                (8.34)%                0.59%
--------------------------------------------------------------------------------
RUS2                                   (20.48)%               (5.06)%
--------------------------------------------------------------------------------

1    The Fund's Class Y Shares start of performance date was December 20, 1999.

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

FEDERATED TOTAL RETURN GOVERNMENT BOND FUND - RIGGS U.S. GOVERNMENT SECURITIES FUND

Federated total return government bond fund-institutional service shares

Risk/Return Bar Chart and Table
Federated Total Return Government Bond Fund-Institutional Service Shares

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Institutional Service Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

[GRAPHIC ILLUSTRATION-FEDERATED TOTAL RETURN GOVERNMENT BOND FUND-INSTITUTIONAL SERVICE SHARES]

The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Federated Total Return Government Bond Fund's Institutional Service Shares as of the calendar year-end for each of seven years.

The `y' axis reflects the "% Total Return" beginning with "-6.00%" and increasing in increments of 2.00% up to 16.00%.

The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features seven distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top/bottom of each respective bar, for the calendar years 1996 through 2002. The percentages noted are 1.54%, 9.29%, 10.74%, (4.16)%, 13.16%, 7.07% and 11.94%, respectively.

The Fund's Institutional Service Shares are sold without a sales charge (load). The total returns displayed above are based upon net asset value.

The Fund's Institutional Service Shares total return for the three-month period from January 1, 2003 to June 30, 2003 was 3.67%.

Within the periods shown in the bar chart, the Fund's Institutional Service Shares highest quarterly return was 7.37% (quarter ended September 30, 1998). Its lowest quarterly return was (2.93)% (quarter ended March 31, 1996).

Average Annual Total Return Table

Return Before Taxes is shown. In addition, Return After Taxes is shown for the Fund's Institutional Service Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Lehman Brothers Government Bond Index (LBGB), an index composed of U.S. government and government agency bonds. Total returns for the index shown do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged, and it is not possible to invest directly in an index.

(For the periods ended December 31, 2002)

Fund                                           1 Year    5 Years     Start of
                                                                   Performance1
Return Before Taxes                            11.94%     7.56%       7.26%
Return After Taxes on Distributions2           9.89%      5.32%       4.98%
Return After Taxes on Distributions and        7.26%      4.94%        4.69%
Sale of Fund Shares2
LBGB                                           11.50%     7.77%       7.76%

1 The Fund's Institutional Service Shares start of performance date was October 19, 1995.

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

Riggs U.S. Government Securities Fund-Class R Shares

Risk/Return Bar Chart and Table
Riggs U.S. Government Securities Fund-Class R Shares

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class R Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

[GRAPHIC ILLUSTRATION-RIGGS U.S. GOVERNMENT SECURITIES FUND-CLASS R SHARES]

The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Riggs U.S. Government Securities Fund's Class R Shares as of the calendar year-end for each of ten years.

The `y' axis reflects the "% Total Return" beginning with "-10.00%" and increasing in increments of 5.00% up to 35.00%.

The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features ten distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top/bottom of each respective bar, for the calendar years 1993 through 2002. The percentages noted are 11.06%, (4.39)%, 17.28%, 1.81%, 8.74%, 8.88%, (2.20)%, 11.80%, 5.51% and
9.94%, respectively.


The total returns shown in the bar chart for the Fund's Class R Shares do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund's Class R Shares total return for the six-month period from January 1, 2003 to June 30, 2003 was 2.55%.

Within the period shown in the bar chart, the Fund's Class R Shares highest quarterly return was 6.49% (quarter ended June 30, 1995). Its lowest quarterly return was (3.03)% (quarter ended March 31, 1994).

Average Annual Total Return Table

The Average Annual Total Returns for the Fund's Class R Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown. In addition, Return After Taxes is shown for Class R Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Merrill Lynch U.S. Treasury Agency Master Index (MLTAM), a broad based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged and it is not possible to invest directly in an index.

(For the periods ended December 31, 2002)

                                   1 Year         5 Years       10 Years
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Class R Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Return Before Taxes                 7.94%          6.36%         6.65%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Return After Taxes on               5.93%          4.21%         4.15%
Distributions1
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares1            4.81%          4.01%         4.05%
---------------------------------------------------------------------------
MLTAM                              11.30%          7.73%         7.54%
---------------------------------------------------------------------------

1 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

Riggs U.S. Government Securities Fund-Class Y Shares

Risk/Return Bar Chart and Table
Riggs U. S. Government Securities Fund-Class Y Shares

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class Y Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

[GRAPHIC ILLUSTRATION-RIGGS U.S. GOVERNMENT SECURITIES FUND-CLASS Y SHARES]

The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Riggs U.S. Government Securities Fund's Class Y Shares as of the calendar year-end for each of three years.

The `y' axis reflects the "% Total Return" beginning with "0.00%" and increasing in increments of 3.00% up to 15.00%.

The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features three distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 2000 through 2002. The percentages noted are 12.08%, 5.78% and 10.21%, respectively.

The Fund's Class Y Shares are sold without a sales charge (load). The total returns shown in the bar chart are based upon net asset value.

The Fund's Class Y Shares total return for the six-month period from January 1, 2003 to June 30, 2003 was 2.68%.

Within the period shown in the bar chart, the Fund's Class Y Shares highest quarterly return was 5.01% (quarter ended September 30, 2002). Its lowest quarterly return was (0.62)% (quarter ended March 31, 2002).

Average Annual Total Return Table

Return Before Taxes is shown. In addition, Return After Taxes is shown for Class Y Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Merrill Lynch U.S. Treasury Agency Master Index (MLTAM), a broad based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged and it is not possible to invest directly in an index.

(For the periods ended December 31, 2002)

                                             1 Year      Start of Performance1
Class Y Shares
Return Before Taxes                          10.21%              9.13%
Return After Taxes on Distributions2         8.10%               6.91%
Return After Taxes on Distributions
and Sale of Fund Shares2                     6.21%               6.23%
MLTAM                                        11.30%              10.39%

1    The Fund's Class Y Shares start of performance date was December 20, 1999.

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

FEDERATED TOTAL RETURN BOND FUND - RIGGS BOND FUND

Federated Total Return Bond Fund-Institutional Service Shares

Risk/Return Bar Chart and Table

Federated Total Return Bond Fund-Institutional Service Shares

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Institutional Service Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

[GRAPHIC ILLUSTRATION-FEDERATED TOTAL RETURN BOND FUND-INSTITUTIONAL SERVICE SHARES]

The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Federated Total Return Bond Fund's Institutional Service Shares as of the calendar year-end for each of six years.

The `y' axis reflects the "% Total Return" beginning with "-2.00%" and increasing in increments of 2.00% up to 12.00%.

The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features six distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top/bottom of each respective bar, for the calendar years 1997 through 2002. The percentages noted are 10.25%, 8.91%, (1.15)%, 10.94%, 7.77% and 8.80%, respectively.

The Fund's Institutional Service Shares are sold without a sales charge (load). The total returns in the bar chart above are based upon net asset value.

The Fund's Institutional Service Shares total return for the six months period from January 1, 2003 to June 30, 2003 was 4.11%.

Within the periods shown in the bar chart, the Fund's Institutional Service Shares highest quarterly return was 4.47% (quarter ended September 30, 1998). Its lowest quarterly return was (0.95%) (quarter ended June 30, 1999).

Average Annual Total Return Table

Return Before Taxes is shown. In addition, Return After Taxes is shown for Institutional Service Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend upon each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Lehman Brothers Aggregate Bond Index (LBAB), a broad-based market index. The LBAB is an unmanaged index composed of securities from the Lehman Brothers Government/Credit Total Index, Mortgage Backed Securities Index and the Asset Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

(For the periods ended December 31, 2002)

                                                                 Start of
                                           1 Year     5 Years  Performance1
----------------------------------------------------------------------------
Institutional Service Shares
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Return Before Taxes                            8.80%     6.97%        7.70%
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Return After Taxes on Distributions2           6.43%     4.45%        5.12%
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares2                       5.33%     4.31%        4.89%
                                        ------------------------------------
----------------------------------------------------------------------------
LBAB                                          10.25%     7.55%        8.08%
----------------------------------------------------------------------------

1 The Fund's Institutional Service Shares start of performance date was October 1, 1996.

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred program, such as IRA or 401(k) plans.

Riggs Bond Fund-Class R Shares

Risk/Return Bar Chart and Table
Riggs Bond Fund-Class R Shares

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class R Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

[GRAPHIC ILLUSTRATION-RIGGS BOND FUND-CLASS R SHARES]

The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Riggs Bond Fund's Class R Shares as of the calendar year-end for each of three years.

The `y' axis reflects the "% Total Return" beginning with "0.00%" and increasing in increments of 2.00% up to 14.00%.

The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features three distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 2000 through 2002. The percentages noted are 11.58%, 5.85% and 9.89%, respectively.

The total returns shown in the bar chart for the Fund's Class R Shares do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund's Class R Shares total return for the six-month period from January 1, 2003 to June 30, 2003 was 3.24%.

Within the period shown in the bar chart, the Fund's Class R Shares highest quarterly return was 4.86% (quarter ended September 30, 2002). Its lowest quarterly return was (0.78)% (quarter ended December 31, 2001).

Average Annual Total Return Table

The Average Annual Total Returns for the Fund's Class R Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown. In addition, Return After Taxes is shown for Class R Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Lehman Brothers Government Credit (Total) Index (LBGCT), a broad-based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

(For the periods ended December 31, 2002)
                                       1 Year       Start of Performance1
Class R Shares:
Return Before Taxes                      7.89%              8.30%
Return After Taxes on Distributions2     5.76%              6.06%
Return After Taxes on Distributions
and Sale of Fund Shares2                 4.78%              5.54%
LBGCT                                   11.04%             10.12%

1    The Fund's Class R Shares start of performance date was December 20, 1999.

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

FEDERATED SHORT-TERM MUNICIPAL TRUST - RIGGS SHORT TERM TAX FREE BOND FUND

Federated Short-Term Municipal Trust-Institutional Service Shares

Risk/Return Bar Chart and Table
Federated Short-Term Municipal Trust-Institutional Service Shares

The performance information shown below will help you analyze the Fund's Institutional Service Shares investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Institutional Service Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

[GRAPHIC ILLUSTRATION-FEDERATED SHORT-TERM MUNICIPAL TRUST-INSTITUTIONAL SERVICE SHARES]

The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Federated Short-Term Municipal Trust's Institutional Service Shares as of the calendar year-end for each of nine years.

The `y' axis reflects the "% Total Return" beginning with "-1.00%" and increasing in increments of 1.00% up to 9.00%.

The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features nine distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top/bottom of each respective bar, for the calendar years 1994 through 2002. The percentages noted are (0.13)%, 7.82%, 3.75%, 4.23%, 4.58%, 1.23%, 4.84%, 5.24% and 4.86%,
respectively.


The Fund's Institutional Service Shares are sold without a sales charge
(load). The total returns shown in the bar chart above are based upon net asset value.
The Fund's Institutional Service Shares total return for the six month period from January 1, 2003 to June 30, 2003 was 1.69%.

Within the periods shown in the bar chart, the Fund's Institutional Service Shares highest quarterly return was 3.02% (quarter ended March 31, 1995). Its lowest quarterly return was (0.65)% ( quarter ended March 31, 1994).

Average Annual Total Return Table

Return Before Taxes is shown. In addition, Return After Taxes is shown for the Fund's Institutional Service Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Lehman Brothers 1-Year Municipal Index (LB1MI) and Lehman Brothers 3-Year Municipal Index (LB3MI), broad based market indexes. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

 (For the periods ended December 31, 2002)

                                                                   Start of
                                       1 Year        5 Year      Performance1
Fund
Return Before Taxes                     4.86%        4.14%          4.01%
Return After Taxes on Distributions     4.86%        4.14%          4.01%
2
Return after Taxes on Distributions and Sale of
Fund Shares 2                           4.21%        4.08%          3.99%
LB1MI                                   3.81%        4.52%          4.44%
LB3MI                                   6.72%        5.33%          5.09%


1 The Fund's Institutional Service Shares start of performance date was September 1, 1993.

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.


riggs short term tax free bond fund-class r shares

Risk/Return Bar Chart and Table
Riggs Short Term Tax Free Bond Fund-Class R Shares
(formerly Riggs Intermediate Tax Free Bond Fund)

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class R Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

[GRAPHIC ILLUSTRATION-RIGGS SHORT TERM TAX FREE BOND FUND-CLASS R SHARES]

The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Riggs Short Term Tax Free Bond Fund's Class R Shares as of the calendar year-end for each of three years.

The `y' axis reflects the "% Total Return" beginning with "0.00%" and increasing in increments of 1.00% up to 8.00%.

The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features three distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 2000 through 2002. The percentages noted are 6.89%, 4.71% and 7.33%, respectively.

The total returns shown in the bar chart for the Fund's Class R Shares do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund's Class R Shares total return for the six-month period from January 1, 2003 to June 30, 2003 was 1.08%.

Within the period shown in the bar chart, the Fund's Class R Shares highest quarterly return was 3.56% (quarter ended September 30, 2002). Its lowest quarterly return was (0.18)% (quarter ended December 31, 2001).

Average Annual Total Return Table

The Average Annual Total Returns for the Fund's Class R Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown. In addition, Return After Taxes is shown for Class R Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Lehman Brothers 3 Year Municipal Bond Index (LB3MB) and the Lehman Brothers 5 Year Municipal Bond Index (LB5MB), both broad-bases market indexes. The Fund has elected as its benchmark from the LB5MB to the LB3MB. The LB3MB is more representative of the securities typically held by the Fund. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

(For the periods ended December 31, 2002)

                                      1 Year       Start of Performance1
Class R Shares:
Return Before Taxes                    5.33%               5.73%
Return After Taxes on                  5.09%               5.64%
Distributions2
Return After Taxes on Distributions
and Sale of Fund Shares2               4.95%               5.41%
LB3MB                                  6.72%               6.39%
LB5MB                                  9.27%               7.53%

1    The Fund's Class R Shares start of performance date was December 20, 1999.

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.


FEDERATED INTERMEDIATE MUNICIPAL TRUST - RIGGS INTERMEDIATE TAX FREE BOND FUND

federated intermediate municipal trust

Risk/Return Bar Chart and Table
Federated Intermediate Municipal Trust

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

[GRAPHIC ILLUSTRATION-FEDERATED INTERMEDIATE MUNICIPAL TRUST]

The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Federated Intermediate Municipal Trust as of the calendar year-end for each of ten years.

The `y' axis reflects the "% Total Return" beginning with "-6.00%" and increasing in increments of 2.00% up to 14.00%.

The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features ten distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top/bottom of each respective bar, for the calendar years 1993 through 2002. The percentages noted are 9.72%, (3.79)%, 11.56%, 3.98%, 6.85%, 5.24%, (2.57)%, 8.86%, 4.17% and
8.03%, respectively.

The Fund's shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value.

The Fund's total return for the six-month period from January 1, 2003 to June 30, 2003 was 2.97%.

Within the period shown in the bar chart, the Fund's highest quarterly return was 4.55% (quarter ended March 31, 1995). Its lowest quarterly return was (3.85)% (quarter ended March 31, 1994).

Average Annual Total Return Table

Return Before Taxes is shown. In addition, Return After Taxes is shown for the Fund to illustrate the effect of federal taxes on Fund returns. Actual after -tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Lehman Brothers 7 Year General Obligation Municipal Bond Index (LB7GO), a broad-based market index, and the Lipper Intermediate Municipal Debt Funds Average (LIMDFA). The LB7GO is an unmanaged index of municipal bonds, issued after January 1, 1991, with a minimum credit rating of at least Baa, which have been issued as part of a deal of at least $50 million, have a maturity value of at least $5 million and a maturity range of six to eight years. As of January 1996, the index also includes zero coupon bonds and bonds subject to AMT. The LIMDFA represents the average of the total returns reported by all mutual funds designated by Lipper, Inc. as falling into the category. Index and average returns do not reflect taxes, sales charges, expenses and other fees that the SEC requires to be reflected in the Fund's performance. Indexes and averages are unmanaged, and it is not possible to invest directly in an index or average.

(For the periods ended December 31, 2002)

                                 1 Year     5 Years    10 Years
Returns Before Taxes             8.03%       4.68%      5.10%
Returns After Taxes on           8.03%       4.68%      5.10%
Distributions 1
Returns after Taxes on
Distributions
    and Sale of Fund Shares1     6.70%       4.67%      5.07%
LB7GO                            9.99%       5.99%      6.36%
LIMDFA                           8.53%       5.09%      5.73%

1 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.


riggs intermediate tax free bond fund-class r shares

Risk/Return Bar Chart and Table
Riggs Intermediate Tax Free Bond Fund-Class R Shares
(formerly, Riggs Long Term Tax Free Bond Fund)

The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class R Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

[GRAPHIC ILLUSTRATION-RIGGS INTERMEDIATE TAX FREE BOND FUND-CLASS R SHARES]

The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Riggs Intermediate Tax Free Bond Fund's Class R Shares as of the calendar year-end for each of three years.

The `y' axis reflects the "% Total Return" beginning with "0.00%" and increasing in increments of 2.00% up to 12.00%.

The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features three distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 2000 through 2002. The percentages noted are 9.64%, 3.89% and 9.92%, respectively.

The total returns shown in the bar chart for the Fund's Class R Shares do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund's Class R Shares total return for the six-month period from January 1, 2003 to June 30, 2003 was 3.29%.

Within the period shown in the bar chart, the Fund's highest quarterly return was 5.57% (quarter ended September 30, 2002). Its lowest quarterly return was (0.62)% (quarter ended December 31, 2001).

Average Annual Total Return Table

The Average Annual Total Returns for the Fund's Class R Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown. In addition, Return After Taxes is shown for Class R Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Lehman Brothers 10 Year Municipal Bond Index (LB10MB), a broad-based market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

(For the periods ended December 31, 2002)

                                     1 Year        Start of Performance1
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Class R Shares:
-----------------------------------------------------------------------------
                                  -------------------------------------------
Return Before Taxes                  7.92%                 7.10%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Return After Taxes on                7.58%                 6.87%
Distributions2
-----------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares2             6.63%                 6.54%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
LB10MB                               10.17%                8.21%
-----------------------------------------------------------------------------

1    The Fund's Class R Shares start of performance date was December 20, 1999.

2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.


AUTOMATED CASH MANAGEMENT TRUST - RIGGS PRIME MONEY MARKET FUND

automated cash management trust-institutional service shares

Risk/Return Bar Chart and Table
Automated Cash Management Trust -Institutional Service Shares

The performance information shown below will help you analyze the Fund's investment risks in light of it historical returns. The bar chart shows the variability of the Fund's Institutional Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

[GRAPHIC ILLUSTRATION-AUTOMATED CASH MANAGEMENT TRUST-INSTITUTIONAL SERVICE SHARES]

The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Automated Cash Management Trust's Institutional Service Shares as of the calendar year-end for each of ten years.

The `y' axis reflects the "% Total Return" beginning with "0.00%" and increasing in increments of 1.00% up to 7.00%.

The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features ten distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 1993 through 2002. The percentages noted are 2.79%,. 3.91%, 5.61%, 5.04%, 5.18%, 5.13%, 4.77%, 6.02%, 3.83% and 1.36%, respectively.

Historically, the Fund has maintained a constant $1.00 NAV per Share. The bar chart shows the variability of the Fund's Institutional Service Shares total returns on a calendar year-end basis.

The Fund's Institutional Service Shares are sold without a sales charge (load). The total returns displayed above are based upon NAV.

The Fund's Institutional Service Shares total return for the six-month period from January 1, 2003 to June 30, 2003 was 0.39%.

Within the periods shown in the Chart, the Fund's Institutional Service Shares highest quarterly return was 1.55% (quarter ended December 31, 2000). Its lowest quarterly return was 0.28% (quarter ended December 31, 2002).

Average Annual Total Return Table

The following table represents the Fund's Institutional Service Shares Average Annual Total Returns for the calendar periods ending December 31, 2002.

--------------------------------------------
   Calendar Period             Fund
--------------------------------------------
--------------------------------------------
        1 Year                1.36%
--------------------------------------------
--------------------------------------------
       5 Years                4.21%
--------------------------------------------
--------------------------------------------
       10 Years               4.36%
--------------------------------------------

The Fund's Institutional Service Shares 7-Day Net Yield as of December 31, 2002 was 0.93%.

Investors may call the Fund at 1-800-341-7400 to acquire the current 7-Day Net Yield. Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns. riggs prime money market fund-class r shares

Risk/Return Bar Chart and Table
Riggs Prime Money Market Fund-Class R Shares

[GRAPHIC ILLUSTRATION-RIGGS PRIME MONEY MARKET FUND-CLASS R SHARES]

The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Riggs Prime Money Market Fund's Class R Shares as of the calendar year-end for each of seven years.

The `y' axis reflects the "% Total Return" beginning with "0.00%" and increasing in increments of 1.00% up to 8.00%.

The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features seven distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 1996 through 2002. The percentages noted are 4.58%, 4.83%, 4.73%, 4.26%, 5.42%, 3.18% and 0.82%, respectively.

Historically, the Fund has maintained a constant $1.00 net asset value per Share. The bar chart shows the variability of the Fund's Class R Shares total returns on a calendar year-end basis.

The Fund's Class R Shares are sold without a sales charge (load). The total returns displayed above are based upon net asset value.

The Fund's Class R Shares total return for the six-month period from January 1, 2003 to June 30, 2003 was 0.38%.

Within the period shown in the bar chart, the Fund's Class R Shares highest quarterly return was 1.43% (quarter ended December 31, 2000). Its lowest quarterly return was 0.15% (quarter ended December 31, 2002).

Average Annual Total Return Table

The following table represents the Fund's Class R Shares Average Annual Total Returns
(For the calendar periods ended December 31, 2002)

Calendar Period              Class R Shares
----------------------------------------------
1 Year                            0.82%
----------------------------------------------
----------------------------------------------
5 Years                           3.67%
----------------------------------------------
----------------------------------------------
Start of Performance1             3.93%
----------------------------------------------

1    The Fund's Class R Shares start of performance dates was December 12, 1995.

The Fund's Class R Shares 7-Day Net Yield as of December 31, 2002 was 0.37%. You may call the Fund at (202) 835-5300 or outside the Washington D.C. metropolitan area toll-free 1-800-934-3883 for current 7-Day Net Yield.

Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns. riggs prime money market fund-class y shares

Risk/Return Bar Chart and Table
Riggs Prime Money Market Fund-Class Y Shares

[GRAPHIC ILLUSTRATION-RIGGS PRIME MONEY MARKET FUND-CLASS Y SHARES]

The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Riggs Prime Money Market Fund's Class Y Shares as of the calendar year-end for each of ten years.

The `y' axis reflects the "% Total Return" beginning with "0.00%" and increasing in increments of 1.00% up to 8.00%.

The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features ten distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 1993 through 2002. The percentages noted are 3.12%, 4.01%, 5.68%, 5.10%, 5.22%, 4.99%, 4.61%, 5.79%, 3.54% and 1.17%, respectively.

Historically, the Fund has maintained a constant $1.00 net asset value per Share. The bar chart shows the variability of the Fund's Class Y Shares total returns on a calendar year-end basis.

The Fund's Class Y Shares are sold without a sales charge (load). The total returns displayed above are based upon net asset value.

The Fund's Class Y Shares total return for the six-month period from January 1, 2003 to June 30, 2003 was 0.56%.

Within the period shown in the bar chart, the Fund's Class Y Shares highest quarterly return was 1.52% (quarter ended December 31, 2000). Its lowest quarterly return was 0.24% (quarter ended December 31, 2002).

Average Annual Total Return Table

The following table represents the Fund's Class Y Shares Average Annual Total Returns

(For the calendar periods ended December 31, 2002)

Calendar Period                Class Y Shares
----------------------------------------------------
1 Year                              1.17%
----------------------------------------------------
----------------------------------------------------
5 Year                              4.01%
----------------------------------------------------
----------------------------------------------------
10 Years                            4.31%
----------------------------------------------------

The Fund's Class Y Shares 7-Day Net Yield as of December 31, 2002 was 0.72%.


You may call the Fund at (202) 835-5300 or outside the Washington D.C. metropolitan area toll-free 1-800-934-3883 for current 7-Day Net Yield.

Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.

AUTOMATED GOVERNMENT MONEY TRUST - RIGGS U.S. TREASURY MONEY MARKET FUND

automated government money trust

Risk/Return Bar Chart and Table
Automated Government Money Trust

The performance information shown below will help you analyze the Fund's investment risks in light of it historical returns. The bar chart shows the variability of the Fund's total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

[GRAPHIC ILLUSTRATION-AUTOMATED GOVERNMENT MONEY TRUST]

The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Automated Government Money Trust as of the calendar year-end for each of ten years.

The `y' axis reflects the "% Total Return" beginning with "0.00%" and increasing in increments of 1.00% up to 7.00%.

The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features ten distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 1993 through 2002. The percentages noted are 2.70%, 3.70%, 5.50%, 4.93%, 5.07%, 4.96%, 4.49%, 5.75%, 3.48% and 1.34%, respectively.

Historically, the Fund has maintained a constant $1.00 NAV per Share. The bar chart shows the variability of the Fund's total returns on a calendar year-end basis.

The Fund's Shares are sold without a sales charge (load). The total returns displayed above are based upon NAV.

The Fund's total return for the six-month period from January 1, 2003 to June 30, 2003 was 0.37%

Within the periods shown in the chart, the Fund's highest quarterly return was 1.50% (quarter ended December 31, 2000). Its lowest quarterly return was 0.26% (quarter ended December 31, 2002).

Average Annual Total Return Table

The following table represents the Fund's Shares Average Annual Total Return for the calendar periods ending December 31, 2002.

-------------------------------------------------
   Calendar Period               Fund
-------------------------------------------------
-------------------------------------------------
        1 Year                   1.34%
-------------------------------------------------
-------------------------------------------------
       5 Years                   3.99%
-------------------------------------------------
-------------------------------------------------
       10 Years                  4.18%
-------------------------------------------------

The Fund's 7-Day Net Yield as of December 31, 2002 was 0.80%. You may call the Fund at 1-800-341-7400 to acquire the current 7-Day Net Yield.

Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.

Riggs u.s. treasury money market fund-class r shares

Risk/Return Bar Chart and Table

Riggs U.S. Treasury Money Market Fund-Class R Shares

[GRAPHIC ILLUSTRATION-RIGGS U.S. TREASURY MONEY MARKET FUND-CLASS R SHARES]

The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Riggs U.S. Treasury Money Market Fund's Class R Shares as of the calendar year-end for each of four years.

The `y' axis reflects the "% Total Return" beginning with "0.00%" and increasing in increments of 1.00% up to 7.00%.

The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features four distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 1999 through 2002. The percentages noted are 3.89%, 5.19%, 2.99% and 0.65%, respectively.

Historically, the Fund has maintained a constant $1.00 net asset value per Share. The bar chart shows the variability of the Fund's Class R Shares total returns on a calendar year-end basis.

The Fund's Class R Shares are sold without a sales charge (load). The total returns displayed above are based upon net asset value.

The Fund's Class R Shares total return for the six-month period from January 1, 2003 to June 30, 2003 was 0.15%.

Within the period shown in the bar chart, the Fund's Class R Shares highest quarterly return was 1.36% (quarter ended December 31, 2000). Its lowest quarterly return was 0.12% (quarter ended December 31, 2002).

Average Annual Total Return Table

The following table represents the Fund's Class R Shares Average Annual Total Returns


(For the calendar periods ended December 31, 2002)

Calendar Period          Class R Shares
-------------------------------------------
1 Year                       0.65%
-------------------------------------------
Start of Performance1        3.29%
-------------------------------------------

1 The Fund's Class R Shares start of performance date was July 7, 1998.

The Fund's Class R Shares 7-Day Net Yield as of December 31, 2002 was 0.44%. You may call the Fund at (202) 835-5300 or outside the Washington D.C. metropolitan area toll-free 1-800-934-3883 for current 7-Day Net Yield. Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.

riggs u.s. treasury money market fund-class y shares

Risk/Return Bar Chart and Table

Riggs U.S. Treasury Money Market Fund-Class Y Shares

[GRAPHIC ILLUSTRATION-RIGGS U.S. TREASURY MONEY MARKET FUND-CLASS Y SHARES]

The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Riggs U.S. Treasury Money Market Fund's Class Y Shares as of the calendar year-end for each of ten years.

The `y' axis reflects the "% Total Return" beginning with "0.00%" and increasing in increments of 1.00% up to 8.00%.

The `x' axis represents calculation periods (from the earliest calendar year end of the Fund's start of business) through the calendar year ended 2002. The chart features ten distinct vertical bars, each shaded in light gray, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 1993 through 2002. The percentages noted are 2.60%, 3.55%, 5.40%, 4.85%, 5.00%, 4.75%, 4.24%, 5.56%, 3.35% and 0.97%, respectively.

Historically, the Fund has maintained a constant $1.00 net asset value per Share. The bar chart shows the variability of the Fund's Class Y Shares total returns on a calendar year-end basis.

The Fund's Class Y Shares are sold without a sales charge (load). The total returns displayed above are based upon net asset value. The Fund's Class Y Shares total return for the six-month period from January 1, 2003 to June 30, 2003 was 0.21%.

Within the period shown in the bar chart, the Fund's Class Y Shares highest quarterly return was 1.45% (quarter ended December 31, 2000). Its lowest quarterly return was 0.18% (quarter ended December 31, 2002).

Average Annual Total Return Table

The following table represents the Fund's Class Y Shares Average Annual Total

(For the calendar periods ended December 31, 2002)

Calendar Period           Class Y Shares
---------------------------------------------
1 Year                        0.97%
---------------------------------------------
5 Years                       3.76%
---------------------------------------------
10 Years                      4.02%
---------------------------------------------

The Fund's Class Y Shares 7-Day Net Yield as of December 31, 2002 was 0.54%. You may call the Fund at (202) 835-5300 or outside the Washington D.C. metropolitan area toll-free 1-800-934-3883 for current 7-Day Net Yield. Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.

Investment Advisers

     The Board of Trustees governs the Riggs Funds. The Board selects and oversees the adviser, Riggs Investment Advisors Inc. ("RIA"), a subsidiary of Riggs National Corporation, who manages the Funds' assets, including buying and selling portfolio securities. RIA is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). The address of RIA is 800 17th Street, N.W., Washington, D.C. 20006.

     The Adviser or its affiliates have advised the Riggs Funds since September 1991, and as of April 30, 2003, provide investment advice for assets of over $1.9 billion. RIA has a varied client base of approximately 200 other relationships including corporate pension plans, foundations, endowments, and associations.

     A Board of Trustees or a Board of Directors governs each Federated Fund. This Board selects and oversees the adviser, Federated Investment Management Company ("FIMC"), a subsidiary of Federated Investors, Inc. ("Federated"), who manages the Fund's assets, including buying and selling portfolio securities. FIMC is registered as an investment adviser under the Advisers Act. The address of FIMC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

     FIMC and other subsidiaries of Federated advise approximately 138 mutual funds and a variety of separate accounts, which totaled approximately $195 billion in assets as of December 31, 2002. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,700 employees. More than 5,000 investment professionals make Federated funds available to their customers.

Portfolio Managers

Federated Capital Appreciation Fund

David P. Gilmore has been the Fund's Portfolio Manager since September 2000. He is Vice President of Federated Equity Funds. Mr. Gilmore joined Federated in August 1997 as an Investment Analyst. He was promoted to Senior Investment Analyst in July 1999 and became an Assistant Vice President of the Fund's Adviser in July 2000. Mr. Gilmore was a Senior Associate with Coopers & Lybrand from January 1992 to May 1995. Mr. Gilmore is a Chartered Financial Analyst and attended the University of Virginia, where he earned his M.B.A., from September 1995 to May 1997. Mr. Gilmore has a B.S. from Liberty University.

Linda A. Duessel has been the Fund's Portfolio Manager since November 2001. Ms. Duessel joined Federated in 1991and has been a Portfolio Manager since 1995. She became a Senior Vice President of the Fund's Adviser in January 2000 and served as a Vice President of the Fund's Adviser from 1995 through 1999. Ms. Duessel was a Senior Investment Analyst and an Assistant Vice President of the Fund's Adviser from 1991 until 1995. Ms. Duessel is a Chartered Financial Analyst and received her M.S. in Industrial Administration from Carnegie Mellon University.

Federated Kaufmann Fund

Lawrence Auriana has been the Fund's portfolio manager since April 2001. He is Co-Head of Investment Area. Mr. Auriana was the portfolio manager of the Fund's predecessor, the Kaufmann Fund, from 1985 to 2001. From 1984 to 2001, he was the President and Treasurer of Edgemont Asset Management Corp., the adviser to the Kaufmann Fund. Mr. Auriana has been engaged in the securities business since 1965.

Hans P. Utsch has been the Fund's portfolio manager since April 2001. He is Co-Head of Investment Area. Mr. Utsch was the portfolio manager of the Fund's predecessor, the Kaufmann Fund, from 1985 to 2001. From 1984 to 2001, he was Chairman of the Board and Secretary of Edgemont Asset Management Corp., the adviser to the Kaufmann Fund. Mr. Utsch has been engaged in the securities business since 1962.

Federated Total Return Government Bond Fund

Susan M. Nason has been the Fund's Portfolio Manager since its inception. She is Vice President of the Trust. Ms. Nason joined Federated in 1987 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Adviser since 1997. Ms. Nason served as a Portfolio Manager and Vice President of FIMC from 1993 to 1997. Ms. Nason is a Chartered Financial Analyst and received her M.S.I.A. concentrating in Finance from Carnegie Mellon University.

Todd A. Abraham has been the Fund's Portfolio Manager since February 2003. Mr. Abraham has been a Portfolio Manager since 1995 and a Vice President of FIMC since 1997. Mr. Abraham joined Federated in 1993 as an Investment Analyst and served as Assistant Vice President from 1995 to 1997. Mr. Abraham served as a Portfolio Analyst at Ryland Mortgage Co. from 1992 to 1993. Mr. Abraham is a Chartered Financial Analyst and received his M.B.A. in Finance from Loyola College.

Federated Total Return Bond Fund

Joseph M. Balestrino has been the Fund's Portfolio Manager since September 1996. He is Vice President of Federated Total Return Series, Inc. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of FIMC since 1998. He was a Portfolio Manager and a Vice President of FIMC from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of FIMC from 1993 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.

Mark E. Durbiano has been the Fund's Portfolio Manager since inception. Mr. Durbiano joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of FIMC since 1996. From 1988 through 1995, Mr. Durbiano was a Portfolio Manager and a Vice President of FIMC. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

Donald T. Ellenberger has been the Fund's Portfolio Manager since November 1997. Mr. Ellenberger joined Federated in 1996 as a Portfolio Manager and a Vice President of a Federated advisory subsidiary. He has been a Vice President of FIMC since 1997. From 1986 to 1996, he served as a Trader/Portfolio Manager for Mellon Bank, N.A. Mr. Ellenberger received his M.B.A. in Finance from Stanford University.

Christopher J. Smith has been the Fund's Portfolio Manager since June 2000. Mr. Smith joined Federated in 1995 as a Portfolio Manager and a Vice President of a Federated advisory subsidiary. He has been a Vice President of FIMC since 1997. He was an Assistant Vice President of Provident Life & Accident Insurance Company from 1987 through 1994. Mr. Smith is a Chartered Financial Analyst. He received his M.A. in Economics and Finance from the University of Kentucky.

Federated Short-Term Municipal Trust

Jeff A. Kozemchak has been the Fund's Portfolio Manager since June 1996. He is Vice President of the Fund. Mr. Kozemchak joined Federated in 1987 and has been a Senior Portfolio Manager since 1996 and a Senior Vice President of FIMC since 1999. He was a Portfolio Manager until 1996 and a Vice President of FIMC from 1993 to 1998. Mr. Kozemchak is a Chartered Financial Analyst and received his M.S. in Industrial Administration from Carnegie Mellon University in 1987.

Mary Jo Ochson has been the Fund's Portfolio Manager since January 1997. Ms. Ochson joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of FIMC since 1996. From 1988 through 1995, Ms. Ochson served as a Portfolio Manager and a Vice President of FIMC. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

Federated Intermediate Municipal Trust

J. Scott Albrecht has been the Fund's Portfolio Manager since July 1995. He is Vice President of Intermediate Municipal Trust. Mr. Albrecht joined Federated in 1989. He has been a Senior Portfolio Manager since 1997 and a Vice President of FIMC since 1994. He was a Portfolio Manager from 1994 to 1996. Mr. Albrecht is a Chartered Financial Analyst and received his M.S. in Public Management from Carnegie Mellon University.

Mary Jo Ochson has been the Fund's Portfolio Manager since July 1997. Ms. Ochson joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of FIMC since 1996. From 1988 through 1995, Ms. Ochson served as a Portfolio Manager and a Vice President of FIMC. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.


Advisory and Other Fees

     The annual investment advisory fee for each Federated Fund and each Riggs Fund, as a percentage of the each Federated Fund's and each Riggs Fund's daily net assets, is as follows:

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FEDERATED FUNDS              ADVISORY   RIGGS FUNDS                 ADVISORY
                             FEES                                   FEE
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Federated Capital            0.75%      Riggs Stock Fund            0.75%
Appreciation Fund
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Federated Kaufmann Fund      1.425%     Riggs Small Company Stock   0.80%
                                        Fund
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Federated Total Return       0.50%      Riggs U.S. Government       0.75%
Government Bond Fund                    Securities Fund
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Federated Total Return Bond  0.40%      Riggs Bond Fund             0.75%
Fund
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Federated Short-Term         0.40%      Riggs Short Term Tax Free   0.75%
Municipal Trust                         Bond Fund
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Federated Intermediate       0.40%      Riggs Intermediate Tax      0.75%
Municipal Trust                         Free Bond Fund
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Automated Cash Management    0.50%      Riggs Prime Money Market    0.50%
Trust                                   Fund
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Automated Government Money   0.50%      Riggs U.S. Treasury Money   0.50%
Trust                                   Market Fund
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Both the investment adviser to the Federated Funds, FIMC, and the investment adviser to the Riggs Funds, RIA, may voluntarily choose to waive a portion of its advisory fee or reimburse other expenses of the respective Fund advised by FIMC or RIA. These voluntary waivers or reimbursements may be terminated by FIMC and RIA, respectively, at any time in each adviser's discretion.

Federated Services Company ("FServ"), an affiliate of FIMC, provides certain administrative personnel and services necessary to operate the Federated Funds. FServ provides these services at an annual rate based upon the average daily net assets advised by FIMC and its affiliates. The rate charged ranges from 0.150% to 0.075%. FServ's minimum annual administrative fee with respect to Federated Capital Appreciation Fund, Federated Kaufmann Fund, Federated Total Return Government Bond Fund, Federated Total Return Bond Fund, Federated Short-Term Municipal Trust and Automated Cash Management Trust is $125,000 per portfolio plus $30,000 for each additional class of shares; and the minimum fee for Federated Intermediate Municipal Trust and Automated Government Money Trust is $125,000 per portfolio. FServ may choose to voluntarily waive a portion of its fee. FServ and Riggs Bank, N.A., an affiliate of RIA, serve as co-administrators to the Riggs Funds and provide certain administrative personnel and services necessary to operate the Riggs Funds. The co-administrators provide these services at an annual rate based upon the average aggregate net assets of the Riggs Funds. For FServ, the rate charged is based on a scale that ranges from 0.125% to 0.075% of the average daily net assets. In addition, FServ receives additional compensation from the Riggs Funds for serving as Riggs Funds' transfer agent. For Riggs Bank, N.A., the rate charged for co-administrative services is 0.02% of the average daily net assets of the Riggs Funds. There is no minimum fee chargeable to each Riggs Fund. FServ and Riggs Bank, N.A. may each voluntarily choose to waive a portion of its fee.



Administrative Fee Expenses
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Fund (Fiscal Year End)         Amount/         Fund (Fiscal Year End)  Amount/
                               Percentage of                           Percentage
                               Average Daily                           of Average
                               Net Assets                              Daily Net
                                                                       Assets
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Federated Capital              $1,189,539/     Riggs Stock Fund        $60,192/
Appreciation Fund (October     0.075%          (April 30, 2003)        0.16%
31, 2002)
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Federated Kaufmann Fund        $2,736,022/     Riggs Small Company     $52,635/
(October 31, 2002)             0.075%          Stock Fund (April 30,   0.16%
                                               2003)
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Federated Total Return         $155,000/       Riggs U.S. Government   $120,097/
Government Bond Fund           0.10%           Securities Fund (April  0.16%
(February 28, 2003)                            30, 2003)
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Federated Total Return Bond    $497,702/       Riggs Bond Fund(April   $41,952/
Fund (November 30, 2002)       0.075%          30, 2003)               0.16%
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Federated Short-Term           $163,792/       Riggs Short Term Tax    $84,679/
Municipal Trust (June 30,      0.075%          Free Bond Fund (April   0.16%
2002)                                          30, 2003)
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Federated Intermediate         $125,000/       Riggs Intermediate Tax  $71,058/
Municipal Trust (May 31,       0.076%          Free Bond Fund (April   0.16%
2002)                                          30, 2003)
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Automated Cash Management      $3,321,590/     Riggs Prime Money       $372,180/
Trust (July 31, 2002)          0.075%          Market Fund (April 30,  0.16%
                                               2003)
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Automated Government Money     $1,269,366/     Riggs U.S. Treasury     $144,244/
Trust (July 31, 2002)          0.075%          Money Market Fund       0.16%
                                               (April 30, 2003)
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     Each Federated Fund and each Riggs Fund has entered into a Shareholder Services Agreement under which it may make payments up to 0.25% of the average daily net asset value of its Shares to obtain certain personal services for shareholders and the maintenance of shareholder accounts. The Shareholder Services Agreements provide that Federated Shareholder Services Company ("FSSC"), an affiliate of FIMC, either will perform shareholder services directly or will select financial institutions to perform such services. Financial institutions will receive fees based upon shares owned by their clients or customers.

     Federated Securities Corp. ("FSC"), an affiliate of FIMC, is the principal distributor for Shares of both the Federated Funds and Riggs Funds. Federated Capital Appreciation Fund, Federated Kaufmann Fund, Federated Total Return Government Bond Fund, Federated Total Return Bond Fund, Federated Short-Term Municipal Trust; and Class R Shares of the Riggs Funds have adopted a Rule 12b-1 Distribution Plan (the "Distribution Plan") pursuant to which each such Fund may pay a fee to the distributor in an amount computed at an annual rate of 0.25% (0.50% for Class R Shares of Riggs Prime Money Market Fund and Riggs U.S. Treasury Money Market Fund) of the average daily net assets of the Fund to finance any activity which is principally intended to result in the sale of Shares subject to the Distribution Plan. Federated Capital Appreciation Fund, Federated Kaufmann Fund, Federated Total Return Government Bond Fund, Federated Total Return Bond Fund, Federated Short-Term Municipal Trust; and Class R Shares of the Riggs Funds do not anticipate making or accruing payments under the Distribution Plan in the immediate future. Federated Intermediate Municipal Trust, Automated Cash Management Trust, Automated Government Money Trust; and Class Y Shares of the Riggs Funds do not have a Rule 12b-1 Plan in effect and, accordingly, do not, nor does FSC, compensate brokers and dealers for sales and administrative services performed in connection with sales Shares of the Funds pursuant to a plan of distribution adopted pursuant to Rule 12b-1.

     FSC and FSSC, from their own assets, may pay financial institutions supplemental fees as financial assistance for providing substantial sales services, distribution-related support services or shareholder services with respect to the Federated Funds. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by FSC may be reimbursed by FIMC or its affiliates.

     The total annual operating expenses for Class A Shares of Federated Capital Appreciation Fund were 1.23% of average daily net assets (after waivers) for the fiscal year ended October 31, 2002. Without such waivers, the expense ratio of Class A Shares of Federated Capital Appreciation Fund would have been 1.48%, or higher by 0.25%, of average daily net assets. The total annual operating expenses for Class R Shares of Riggs Stock Fund were 1.68% of average daily net assets (after waivers) for the fiscal year ended April 30, 2003. Without such waivers, the expense ratio of Class R Shares of Riggs Stock Fund would have been 1.68%, or higher by 0.00%, of average daily net assets. The total annual operating expenses for Class Y Shares of Riggs Stock Fund were 1.43% of average daily net assets (after waivers) for the fiscal year ended April 30, 2003. Without such waivers, the expense ratio of Class Y Shares of Riggs Stock Fund would have been 1.43%, or higher by 0.00% of average daily net assets.

     The total annual operating expenses for Class A Shares of Federated Kaufmann Fund were 1.95% of average daily net assets (after waivers) for the fiscal year ended October 31, 2002. Without such waivers, the expense ratio of Class A Shares of Federated Kaufmann Fund would have been 2.125%, or higher by 0.175%, of average daily net assets. The total annual operating expenses for Class R Shares of Riggs Small Company Stock Fund were 1.70% of average daily net assets (after waivers) for the fiscal year ended April 30, 2003. Without such waivers, the expense ratio of Class R Shares of Riggs Small Company Stock Fund would have been 1.70%, or higher by 0.00%, of average daily net assets. The total annual operating expenses for Class Y Shares of Riggs Small Company Stock Fund were 1.45% of average daily net assets (after waivers) for the fiscal year ended April 30, 2003. Without such waivers, the expense ratio of Class Y Shares of Riggs Small Company Stock Fund would have been 1.45%, or higher by 0.00%, of average daily net assets.

     The total annual operating expenses for the Institutional Service Shares of Federated Total Return Government Bond Fund were 0.60% of average daily net assets (after waivers) for the fiscal year ended February 28, 2003. Without such waivers, the expense ratio of the Institutional Service Shares of Federated Total Return Government Bond Fund would have been 1.27%, or higher by 0.67%, of average daily net assets. The total annual operating expenses for Class R Shares of Riggs U.S. Government Securities Fund were 0.96% of average daily net assets (after waivers) for the fiscal year ended April 30, 2003. Without such waivers, the expense ratio of Class R Shares of Riggs U.S. Government Securities Fund would have been 1.51%, or higher by 0.55%, of average daily net assets. The total annual operating expenses for Class Y Shares of Riggs U.S. Government Securities Fund were 0.71% of average daily net assets (after waivers) for the fiscal year ended April 30, 2003. Without such waivers, the expense ratio of Class Y Shares of Riggs U.S. Government Securities Fund would have been 1.26%, or higher by 0.55%, of average daily net assets.

     The total annual operating expenses for the Institutional Service Shares of Federated Total Return Bond Fund were 0.65% of average daily net assets (after waivers) for the fiscal year ended November 30, 2002. Without such waivers, the expense ratio of the Institutional Service Shares of Federated Total Return Bond Fund would have been 1.08%, or higher by 0.43%, of average daily net assets. The total annual operating expenses for Class R Shares of Riggs Bond Fund were 0.94% of average daily net assets (after waivers) for the fiscal year ended April 30, 2003. Without such waivers, the expense ratio of Class R Shares of Riggs Bond Fund would have been 1.62%, or higher by 0.68%, of average daily net assets.

     The total annual operating expenses for the Institutional Service Shares of Federated Short-Term Municipal Trust were 0.72% of average daily net assets (after waivers) for the fiscal year ended June 30, 2002. Without such waivers, the expense ratio of the Institutional Service Shares of Federated Short-Term Municipal Trust would have been 0.97%, or higher by 0.25%, of average daily net assets. The total annual operating expenses for Class R Shares of Riggs Short Term Tax Free Bond Fund were 0.94% of average daily net assets (after waivers) for the fiscal year ended April 30, 2003. Without such waivers, the expense ratio of Class R Shares of Riggs Short Term Tax Free Bond Fund would have been 1.52%, or higher by 0.58%, of average daily net assets.

     The total annual operating expenses for the Institutional Shares of Federated Intermediate Municipal Trust were 0.60% of average daily net assets (after waivers) for the fiscal year ended May 31, 2003. Without such waivers, the expense ratio of the Institutional Service Shares of Federated Intermediate Municipal Trust would have been 0.83%, or higher by 0.23%, of average daily net assets. The total annual operating expenses for Class R Shares of Riggs Intermediate Tax Free Bond Fund were 0.94% of average daily net assets (after waivers) for the fiscal year ended April 30, 2003. Without such waivers, the expense ratio of Class R Shares of Riggs Intermediate Tax Free Bond Fund would have been 1.54%, or higher by 0.60%, of average daily net assets.

     The total annual operating expenses for the Institutional Service Shares of Automated Cash Management Trust were 0.64% of average daily net assets (after waivers) for the fiscal year ended July 31, 2002. Without such waivers, the expense ratio of the Institutional Service Shares of Automated Cash Management Trust would have been 0.90%, or higher by 0.26%, of average daily net assets. The total annual operating expenses for Class R Shares of Riggs Prime Money Market Fund were 1.07% of average daily net assets (after waivers) for the fiscal year ended April 30, 2003. Without such waivers, the expense ratio of Class R Shares of Riggs Prime Money Market Fund would have been 1.47%, or higher by 0.40%, of average daily net assets. The total annual operating expenses for Class Y Shares of Riggs Prime Money Market Fund were 0.72% of average daily net assets (after waivers) for the fiscal year ended April 30, 2003. Without such waivers, the expense ratio of Class Y Shares of Riggs Prime Money Market Fund would have been 0.97%, or higher by 0.25%, of average daily net assets.

     The total annual operating expenses for Automated Government Money Trust were 0.59% of average daily net assets (after waivers) for the fiscal year ended July 31, 2002. Without such waivers, the expense ratio of Automated Government Money Trust would have been 0.86%, or higher by 0.27%, of average daily net assets. The total annual operating expenses for Class R Shares of Riggs U.S. Treasury Money Market Fund were 1.01% of average daily net assets (after waivers) for the fiscal year ended April 30, 2003. Without such waivers, the expense ratio of Class R Shares of Riggs U.S. Treasury Money Market Fund would have been 1.49%, or higher by 0.48%, of average daily net assets. The total annual operating expenses for Class Y Shares of Riggs U.S. Treasury Money Market Fund were 0.76% of average daily net assets (after waivers) for the fiscal year ended April 30, 2003. Without such waivers, the expense ratio of Class Y Shares of Riggs U.S. Treasury Money Market Fund would have been 1.01%, or higher by 0.25%, of average daily net assets.

Purchases, Redemptions and Exchange Procedures; Dividends and Distributions

     The transfer agent and dividend disbursing agent for the Funds is the same, FSSC. Procedures for the purchase, exchange, and redemption of the Federated Funds' Shares are substantially identical to the procedures applicable to the purchase, exchange, and redemption of the Riggs Funds' Shares. Reference is made to the Prospectuses of the Federated Funds and the Prospectuses of the Riggs Funds for a complete description of the purchase, exchange, and redemption procedures applicable to purchases, exchanges, and redemptions of the Federated Funds' and Riggs Funds' Shares, respectively, each of which is incorporated by reference thereto. Set forth below is a brief description of the significant purchase, exchange, and redemption procedures applicable to the Federated Funds' Shares and Riggs Funds' Shares.

Purchases

     The maximum front-end sales charge with respect to purchases of shares of each Federated Fund is as follows: Federated Capital Appreciation Fund (Class A Shares) and Federated Kaufmann Fund (Class A Shares), 5.50%; Federated Total Return Government Bond Fund (Institutional Service Shares), Federated Total Return Bond Fund (Institutional Service Shares), Federated Short-Term Municipal Trust (Institutional Service Shares), Federated Intermediate Municipal Trust (Shares), Automated Cash Management Trust (Institutional Service Shares) and Automated Government Money Trust (Shares), none. Shareholders of Riggs Funds
will  not  be  charged   front-end   sales  charges  in   connection   with  the
Reorganization.

     The  Federated  Funds are  subject to the  following  investment  minimums:
Federated Capital Appreciation Fund (Class A Shares), initial investment $1,500 ($250 for retirement plans), subsequent investment $100 ($100 for retirement plans and $50 for systematic investment plans); Federated Kaufmann Fund (Class A Shares), initial investment $1,500 ($250 for retirement plans), subsequent investment $100 ($100 for retirement plans and $50 for systematic investment plans); Federated Total Return Government Bond Fund (Institutional Service Shares), Federated Total Return Bond Fund (Institutional Service Shares), Federated Short-Term Municipal Trust (Institutional Service Shares), Federated Intermediate Municipal Trust (Shares), Automated Cash Management Trust (Institutional Service Shares) and Automated Government Money Trust (Shares), initial investment $25,000, subsequent investment, none. Initial investment minimums of the Federated Funds will be waived for the purposes of the Reorganization. Purchases of shares of Federated Funds may be made through an investment professional, directly from the Fund or through an exchange from another Federated mutual fund. Purchases through investment professionals may be subject to higher or lower minimum investment requirements

     Class R Shares and Class Y Shares of each Riggs Fund are sold at net asset value, without any front-end load. Class R Shares, however, are subject to a 2.00% contingent deferred sales load ("CDSC") if redeemed within five years of purchase, as described under the subheading "Redemptions" below. Class R Shares of each Riggs Fund are subject to the following investment minimums: initial investment outside of Automated Investment Programs $1,000 ($500 for Individual Retirement Accounts); subsequent investment $100 ($50 for Individual Retirement Accounts). Within Automatic Investments Programs, the minimum investment requirements would be specified in the Riggs Bank, N.A. or RSI Service Agreement. Class Y Shares of each Riggs Fund are subject to the following investment minimums: initial investment $100,000; subsequent investment $100. Purchases of Class R Shares of Riggs Funds may be made through RSI, Riggs Bank, N.A., a Riggs-affiliated broker/dealer or through an exchange from another Riggs Fund. Purchases of Class Y Shares of Riggs Funds may be made through RSI or Riggs Bank, N.A. Riggs Funds reserve the right to reject any purchase request.

     Purchase orders for Federated Funds and Riggs Funds are effected at the offering price next calculated after receipt of the order. The net asset value per share for Federated Kaufmann Fund, Federated Capital Appreciation Fund, Federated Total Return Government Bond Fund, Federated Total Return Bond Fund, Federated Short-Term Municipal Trust, Federated Intermediate Municipal Trust, Riggs Stock Fund, Riggs, Small Company Stock Fund, Riggs U.S. Government Securities Fund, Riggs Bond Fund, Riggs Short Term Tax Free Bond Fund and Riggs Intermediate Tax Free Bond Fund is calculated as of the close of trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange (the "NYSE") on each day on which the NYSE is open for business. The net asset value per share for Automated Cash Management Trust and Automated Government Money Trust is calculated as of 5:00 p.m. (Eastern time) each day the NYSE is open. The net asset value per share for Riggs Prime Money Market Fund and Riggs U.S. Treasury Money Market Fund is calculated as of 12:00 noon and 4:00 p.m. (Eastern time) each day the NYSE is open.

     The Federated Capital Appreciation Fund and Federated Kaufmann Fund also provide the following purchase options: by a Systematic Investment Program established with the Fund; through a depository institution that is an automated clearing house (ACH) member and through a Retirement Account. Federated Total Return Government Bond Fund, Federated Total Return Bond Fund, Federated Short-Term Municipal Trust and Federated Intermediate Municipal Trust also provide the following purchase option: through a depository institution that is an ACH member. Automated Cash Management Trust also provides the following purchase options: by Automatic Investments; Invest-By-Phone; Direct Deposit; by a Systematic Investment Program established with the Fund; and through a depository institution that is an ACH member. Automated Government Money Trust also provides the following purchase options: by Automatic Investments; and through a depository institution that is an ACH member. Class R Shares of the Riggs Funds also provide the following purchase options: through Automatic Investing Programs offered through Riggs Bank; by a Systematic Investment Program established with the Fund; through a depository institution that is an ACH member; and through Retirement Investments. Class Y Shares of the Riggs Funds also provide the following purchase options: by a Systematic Investment Program established with the Fund; through a depository institution that is an ACH member; and through Retirement Investments. With respect to future purchases of Class A Shares of any Federated Fund, current holders of Class Y Shares of Riggs Funds, as well as current holders of Class R Shares of Riggs Funds who purchased their shares directly from the Fund, will not be subject to front-end sales charges. Current holders of Class R Shares who purchased through a broker-dealer, however, may be subject to a front-end sales charge on future purchases of Class A Shares of any Federated Fund.

Exchanges

     Class A Shares of Federated Capital Appreciation Fund and Class A Shares of Federated Kaufmann Fund may be exchanged at net asset value for Class A Shares of other funds for which FIMC (or its affiliates) serves as adviser. Class A Shares of Federated Capital Appreciation Fund and Federated Kaufmann Fund may be exchanged through an investment professional if you purchased shares through an investment professional or directly from the Fund if you purchased shares directly from the Fund. The exchange is subject to any initial or subsequent minimum investment amounts of the fund into which the exchange is being made, and is treated as a sale of your shares for federal income tax purposes. Class R Shares of the Riggs Funds may be exchanged at net asset value for Class R Shares of Riggs Funds (with the exception of Riggs Prime Money Market Fund and Riggs U.S. Treasury Money Market Fund, unless the Riggs Prime Money Market Fund's or Riggs U.S. Treasury Money Market Fund's Shares were acquired in exchange for Class R of a Fund which is not a Money Market Fund). Class R Shares may be exchanged through an investment professional if you purchased shares through an investment professional, directly from the Fund if you purchased shares directly from the Fund, or through RSI. The exchange is subject to any initial or subsequent minimum investment amounts of the fund into which the exchange is being made, and is treated as a sale of your shares for federal income tax purposes. Class R Shares of the Riggs Funds may be exchanged through RSI for Class R Shares of another Riggs Fund. The exchange is subject to any initial or subsequent minimum investment amounts of the fund into which the exchange is being made, and is treated as a sale of your shares for federal income tax purposes.

Redemptions

     Redemptions of Class A Shares of Federated Capital Appreciation Fund and Federated Kaufmann Fund; Institutional Service Shares of Federated Total Return Government Bond Fund, Federated Total Return Bond Fund, Federated Short-Term Municipal Trust and Automated Cash Management Trust; and Shares of Federated Intermediate Municipal Trust and Automated Government Money Trust may be made through an investment professional, by telephone or by mailing a written request. Shares are redeemed at their net asset value next determined after the redemption request is received in proper form on each day on which the Fund computes its net asset value less, in the case of Class A Shares of Federated Capital Appreciation Fund and Federated Kaufmann Fund, a CDSC of 0.75% of the redemption amount with respect to Class A Shares redeemed up to 24 months after purchase under certain investment programs where (i) the amount of the purchase was $1 million or greater and thus not subject to a front-end sales charge; and
(ii) an investment professional received an advance payment on the transaction. Class A Shares received by Riggs Fund shareholders in the Reorganizations will not be subject to this CDSC, but the CDSC may apply on future purchases of Class A Shares depending upon the nature of the arrangement under which such shares are purchased. Proceeds normally are wired or mailed within one business day after receiving a request in proper form, although payment may be delayed up to seven days. Federated Funds offer the following redemption options: an electronic transfer to your account at a financial institution that is an ACH member, or wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

     Redemptions of Class R Shares or Class Y Shares of the Riggs Funds may be made through Riggs Bank for its trust customers or through RSI by telephone or by mailing a written request. Class R Shares of the Riggs Funds are redeemed at the net asset value next determined after the redemption request is received in proper form on each day that the Funds compute their net asset value, less in the case of Class R Shares (except Class R Shares of Riggs Prime Money Market Fund and Riggs U.S. Treasury Money Market Fund, unless the Riggs Prime Money Market Fund's or Riggs U.S. Treasury Money Market Fund's Shares were acquired in exchange for Class R Shares of a Fund which is not a Money Market Fund) a CDSC applicable to shares redeemed within five years of purchase equal to 2.00% on the lesser of the net asset value of the redeemed shares at the time of purchase or the net asset value of the redeemed shares at the time of redemption. Proceeds normally are wired or mailed within one business day after receiving a request in proper form, although payment may be delayed up to seven days. Riggs Funds offers the following redemption options: an electronic transfer to your account at a financial institution that is an ACH member, or wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Dividends and Other Distributions

     With respect to Federated Capital Appreciation Fund and Federated Kaufmann Fund, dividends are declared and paid annually. With respect to Riggs Stock Fund and Riggs Small Company Stock Fund, dividends are declared and paid quarterly, and capital gain distributions, if any, at least annually. With respect to the Federated Total Return Government Bond Fund, Federated Total Return Bond Fund, Federated Short-Term Municipal Trust, Federated Intermediate Municipal Trust, Automated Cash Management Trust, Automated Government Money Trust, Riggs U.S. Government Securities Fund, Riggs Bond Fund, Riggs Short Term Tax Free Bond Fund, Intermediate Tax Free Bond Fund, Riggs Prime Money Market Fund and Riggs U.S. Treasury Money Market Fund, dividends are declared daily and paid monthly. With respect to all Federated Funds and all Riggs Funds, capital gains distributions, if any, are paid at least annually. Unless a shareholder otherwise instructs, dividends and/or capital gain distributions will be reinvested automatically in additional shares at net asset value.


                        INFORMATION ABOUT THE REORGANIZATIONS

Description of the Plans of Reorganization

     The following summary is qualified in its entirety by reference to the form of Plan found in Exhibit A. Each Plan provides for the Reorganization to occur on the Closing Date, which is expected to be on or about September 26, 2003. The Plans provide that all of the assets of each Riggs Fund will be transferred to the corresponding Federated Fund at 4:00 p.m. Eastern time on the Closing Date of the Reorganization. In exchange for the transfer of these assets, each Federated Fund will simultaneously issue a number of full and fractional
Federated Fund Shares to the corresponding Riggs Fund equal in value to the aggregate net asset value of the corresponding Riggs Fund calculated at the time of the Reorganization.

     Following the transfer of assets in exchange for the respective Federated Fund Shares, each corresponding Riggs Fund will distribute all the Federated Fund Shares pro rata to its shareholders of record in complete liquidation. Shareholders of each Riggs Fund owning shares at the time of the Reorganization will receive a number of the corresponding Federated Fund Shares with the same aggregate value as the shareholder had in the Riggs Fund immediately before the Reorganization. Such distribution will be accomplished by the establishment of accounts in the names of each Riggs Fund's shareholder on the share records of the corresponding Federated Fund's transfer agent. Each account will receive the respective pro rata number of full and fractional Federated Fund Shares due to the shareholder of the corresponding Riggs Fund. The Riggs Funds will then be terminated. The Federated Funds do not issue share certificates to shareholders. Federated Fund Shares to be issued will have no preemptive or conversion rights. No sales charges will be imposed in connection with the receipt of such shares by Riggs Funds' shareholders.

     The Plans contain customary representations, warranties and conditions. Each Plan provides that the consummation of the Reorganization with respect to the Riggs Fund and the corresponding Federated Fund is conditioned upon, among other things: (i) approval of the Reorganization by the applicable Riggs Fund's shareholders; and (ii) the receipt by the Riggs Fund and the Federated Fund of a tax opinion to the effect that the Reorganization will be tax-free to the Riggs Fund and its shareholders, and the Federated Fund. Any Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true, or the Board of Trustees of the Riggs Funds, Federated Equity Funds, Federated Total Return Government Bond Fund, Federated Short-Term Municipal Trust, Intermediate Municipal Trust or Money Market Obligations Trust, and the Board of Directors of Federated Total Return Series, Inc., as the case may be, determines that the Reorganization is not in the best interest of the shareholders of the Riggs Fund or the corresponding Federated Fund, respectively.



     Costs of Reorganization. The expenses of each Reorganization will be paid by FIMC and/or RIA. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of this Prospectus/Proxy Statement; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs; and (g) other related administrative or operational costs. Any registration or licensing fee will be borne by the Federated Fund incurring such fee. Any brokerage charges associated with the disposition by a Federated Fund, after the Reorganization, of securities acquired by it from a Riggs Fund, will be borne by the Federated Fund.

Description of Federated Fund Shares and Capitalization

     Federated Fund Shares to be issued to shareholders of the Riggs Funds under the Plans will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights. Reference is hereby made to the Prospectus of each Federated Fund provided herewith for additional information about Federated Fund Shares.

     The following tables show the capitalization of each Federated Fund and the corresponding Riggs Fund as of July 15, 2003, and on a pro forma basis as of that date to:


FEDERATED CAPITAL APPRECIATION FUND - RIGGS STOCK FUND
-----------------------------------------------------------------------------------------
                   Riggs Stock       Riggs Stock      Federated         Federated
                   Fund-Class R      Fund-Class Y     Capital           Capital
                   Shares            Shares           Appreciation      Appreciation
                                                      Fund-Class A      Fund-Class A
                                                      Shares            Shares Pro
                                                                        Forma Combined
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Assets         $14,596,246       $5,380,483       $1,946,803,407    $1,966,780,136
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Asset Value    $6.73             $6.80            $21.58            $21.58
Per Share
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Shares Outstanding 2,167,463         791,370          90,195,114        91,139,024
-----------------------------------------------------------------------------------------


FEDERATED KAUFMANN FUND - RIGGS SMALL COMPANY STOCK FUND

-----------------------------------------------------------------------------------------
                   Riggs Small       Riggs Small      Federated         Federated
                   Company Stock     Company Stock    Kaufmann          Kaufmann
                   Fund-Class R      Fund-Class Y     Fund-Class A      Fund-Class A
                   Shares            Shares           Shares            Shares Pro
                                                                        Forma Combined
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Assets         $12,948,174       $14,885,675      $808,636,673      836,470,522
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Asset Value    $12.53            $12.71           $4.41             $4.41
Per Share
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Shares Outstanding 1,033,567         1,171,505        183,206,752       189,675,855
-----------------------------------------------------------------------------------------


FEDERATED TOTAL RETURN GOVERNMENT BOND FUND - RIGGS U.S. GOVERNMENT SECURITIES FUND

-----------------------------------------------------------------------------------------
                   Riggs U.S.      Riggs U.S.     Federated Total    Federated Total
                   Government      Government     Return Government  Return Government
                   Securities      Securities     Bond               Bond
                   Fund-Class R    Fund-Class Y   Fund-Institutional Fund-Institutional
                   Shares          Shares         Service Shares     Service Shares Pro
                                                                     Forma Combined
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Assets         $15,542,163     $17,402,863    $46,546,655        $79,491,681
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Asset Value    $10.36          $10.36         $11.12             $11.12
Per Share
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Shares Outstanding 1,500,782       1,679,004      4,184,689          7,148,532
-----------------------------------------------------------------------------------------


FEDERATED TOTAL RETURN BOND FUND - RIGGS BOND FUND

-----------------------------------------------------------------------------------------
                   Riggs Bond         Federated Total Return   Federated Total Return
                   Fund-Class R       Bond Fund-Institutional  Bond Fund-Institutional
                   Shares             Service Shares           Service Shares Pro Forma
                                                               Combined
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Assets         $17,634,868        $412,099,932             $429,734,800
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Asset Value    $10.98             $10.83                   $10.83
Per Share
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Shares Outstanding 1,606,405          38,050,050               39,680,037
-----------------------------------------------------------------------------------------


FEDERATED SHORT-TERM MUNICIPAL TRUST - RIGGS SHORT TERM TAX FREE BOND FUND

-----------------------------------------------------------------------------------------
                   Riggs Short Term   Federated Short-Term     Federated Short-Term
                   Tax Free Bond      Municipal                Municipal
                   Fund-Class R       Trust-Institutional      Trust-Institutional
                   Shares             Service Shares           Service Shares Pro Forma
                                                               Combined
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Assets         $42,159,837        $24,128,938              $66,288,775
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Asset Value    $10.46             $10.45                   $10.45
Per Share
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Shares Outstanding 4,030,262          2,310,094                6,343,423
-----------------------------------------------------------------------------------------


FEDERATED INTERMEDIATE MUNICIPAL TRUST - RIGGS INTERMEDIATE TAX FREE BOND FUND

-----------------------------------------------------------------------------------------
                   Riggs Intermediate    Federated             Federated Capital
                   Tax Free Bond         Intermediate          Appreciation Fund-Shares
                   Fund-Class R Shares   Municipal Trust-      Pro Forma Combined
                                         Shares
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Assets         $35,427,461           $156,850,946          $192,278,407
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Asset Value    $10.75                $10.66                $10.66
Per Share
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Shares Outstanding 3,296,928             14,712,219            18,037,374
-----------------------------------------------------------------------------------------


AUTOMATED CASH MANAGEMENT TRUST - RIGGS PRIME MONEY MARKET FUND

-----------------------------------------------------------------------------------------
                   Riggs Prime     Riggs Prime     Automated Cash   Automated Cash
                   Money Market    Money Market    Management       Management
                   Fund-Class R    Fund-Class Y    Trust-InstitutionTrust-Institutional
                   Shares          Shares          Service Shares   Service Shares Pro
                                                                    Forma Combined
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Assets         $34,465,993     $175,937,900    $1,833,879,326   $2,044,283,219
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Asset Value    $1.00           $1.00           $1.00            $1.00
Per Share
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Shares Outstanding 34,416,085      175,973,669     1,833,885,820    2,044,275,574
-----------------------------------------------------------------------------------------


AUTOMATED GOVERNMENT MONEY TRUST - RIGGS U.S. TREASURY MOENY MARKET FUND

-----------------------------------------------------------------------------------------
                   Riggs U.S.        Riggs U.S.       Automated        Automated
                   Treasury Money    Treasury Money   Government       Government Money
                   Market Fund       Market           Money            Trust-Shares Pro
                   Fund-Class R      Fund-Class Y     Trust-Shares     Forma Combined
                   Shares            Shares
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Assets         $25,946,424       $54,603,698      $1,106,845,626   $1,187,395,748
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Net Asset Value    $1.00             $1.00            $1.00            $1.00
Per Share
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Shares Outstanding 25,947,324        54,604,426       1,106,774,083    1,187,325,833
-----------------------------------------------------------------------------------------


Federal Income Tax Consequences

     As a condition to each Reorganization, the Federated Fund and the corresponding Riggs Fund will receive an opinion of counsel, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, for federal income tax purposes:

o the Reorganization as set forth in the Plan will constitute a "reorganization" under section 368(a) (1) of the Code, and the Federated Fund and the corresponding Riggs Fund each will be a "party to a reorganization" within the meaning of section 368(b) of the Code;

o no gain or loss will be recognized by the Federated Fund upon its receipt of the corresponding Riggs Fund's assets solely in exchange for the Federated Fund Shares;

o no gain or loss will be recognized by the Riggs Fund upon transfer of its assets to the corresponding Federated Fund solely in exchange for the Federated Fund Shares or upon the distribution of the Federated Fund Shares to the Riggs Fund's shareholders in exchange for their Riggs Fund Shares;

o no gain or loss will be recognized by shareholders of the Riggs Fund upon exchange of their Riggs Fund Shares for the corresponding Federated Fund Shares;

o the tax basis of the assets of the Riggs Fund acquired by the Federated Fund will be the same as the tax basis of such assets to the Riggs Fund immediately prior to the Reorganization;

o the aggregate tax basis of the Federated Fund Shares received by each shareholder of the corresponding Riggs Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Riggs Fund held by such shareholder immediately prior to the Reorganization;

o the holding period of the Riggs Fund's assets in the hands of the corresponding Federated Fund will include the period during which those assets were held by the Riggs Fund; and

o the holding period of the Federated Fund Shares received by each shareholder of the corresponding Riggs Fund pursuant to the Plan will include the period during which the shares of the Riggs Fund exchanged therefor were held by such shareholder, provided the shares of the Riggs Fund were held as capital assets on the date of the Reorganization.

     The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganizations on the Federated Funds, the Riggs Funds or the Riggs Funds' shareholders with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     Shareholders of the Riggs Funds should consult their tax advisors regarding the effect, if any, of the Reorganizations in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganizations, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganizations.

     Before the Reorganizations, each of the Riggs Funds expects to distribute ordinary income and realized capital gains, if any, to shareholders.

     As of April 30, 2003, the following Funds had unutilized capital loss carryovers. The final amount of unutilized capital loss carryovers for each fund is subject to change and will not be determined until the time of the reorganization.

            Riggs Stock Fund                          $4,157,884
            Federated Capital Appreciation Fund       $193,783,277

            Riggs Small Company Stock Fund            $3,666,104
            Federated Kaufmann Fund                   $645,538,096

            Riggs Prime Money Market Fund             $39,908
            Automated Cash Management Trust           $0

As of April 30, 2003, the same Funds had the following tax basis appreciation or (depreciation)

            Riggs Stock Fund                          $2,273,916
            Federated Capital Appreciation Fund       ($14,475,448)

            Riggs Small Company Stock Fund            $2,907,329
            Federated Kaufmann Fund                   $642,711,278

            Riggs Prime Money Market Fund             $0
            Automated Cash Management Trust           $0

     After and as a result of the Reorganizations, it is anticipated that the ability of the accounting survivors to use the Riggs Funds' capital loss carryovers and to deduct losses recognized on the sale of assets of the Riggs Funds to the extent that the losses were "built-in losses" as of the time of the reorganization, will be significantly limited under Section 382 of the code.

     The Reorganizations will not require any of the Riggs Funds to dispose of a material portion of their portfolio securities prior to the Reorganizations due to non-conformance of those securities with the investment objectives, policies or limitations of the corresponding Federated Fund, nor will the Reorganizations require any of the Federated Funds to sell acquired portfolio securities, other than in the ordinary course of business, in order to rebalance their portfolios to comply with the prospectus limitations of the Riggs Funds.


Agreement Among Riggs Investment Advisors Inc., Riggs National Corporation and Federated Investors, Inc.

     Riggs Bank N.A. ("Riggs Bank"), RIA and Federated have entered into a definitive agreement (the "Fund Purchase Agreement") regarding the sale by RIA of certain of its assets to Federated, Riggs Bank's and RIA's cooperation in the reorganization of the Riggs Funds and related matters. Pursuant to the agreement, RIA will receive from Federated a lump sum payment on the closing date of the Reorganization based primarily upon the net assets of the Riggs Funds, as well as installment payments subsequent to that date. The installment payments will be based upon the amount of certain classes of assets maintained in certain Federated mutual funds by Riggs Fund shareholders following the Reorganization. Consummation of the agreement is conditioned upon, among other things, shareholders of the Riggs Funds approving the Reorganization.

     Also in connection with the Reorganization, it is expected that Riggs Bank or one of its subsidiaries will enter into an agreement with subsidiaries of Federated pursuant to which Riggs Bank or one of its subsidiaries would be entitled to receive servicing and/or account administration fees on shareholder accounts in certain Federated mutual funds for which Riggs Bank or one of its subsidiaries provides services. For more information with respect to applicable arrangements for the payment of servicing and/or account administration fees, see "Comparative Fee Tables" and "Advisory and Other Fees" herein.

Reasons for the ReorganizationS

     Pronounced declines in the asset levels of the Riggs Funds during the past few years have, in the opinion of RIA, caused the long-term viability of the Riggs Funds to become questionable. Accordingly, RIA has over the past several months actively pursued alternatives which would allow Riggs Funds shareholders to continue their original investment objectives through a tax-free combination of their Riggs Fund with a comparable portfolio of another fund group. After extensive discussions between representatives of RIA and FServ, RIA determined to recommend to the Board of Riggs Funds and the Federated Funds to consider and approve the Reorganizations as being in the best interest of Riggs Fund Shareholders.

     The Board of Trustees met on July 10, 2003 to receive information concerning the Riggs Funds, to review this information and to consider the terms of the proposed Reorganizations. After consultation with legal counsel, the Board of Trustees, including the trustees who are not "interested persons" (within the meaning of the 1940 Act), unanimously approved the Plans and recommended their approval by the shareholders of the Riggs Funds. In approving the Reorganizations, the Board of Trustees determined that participation in the Reorganizations is in the best interests of the Riggs Funds and that the interests of the shareholders of the Riggs Funds would not be diluted as a result of the Reorganizations. In approving the Plans, the Board of Trustees considered a number of factors, including the following:

-    the terms and conditions of the Plans;

-    the compatibility of the Funds' objectives, limitations, and policies;

-    performance history of the Riggs Funds and the Federated Funds;

- historic expenses ratios of the Riggs Funds and the Federated Funds on a comparative basis and projected pro forma estimated expense ratios for the Federated Funds;

-    possible economies of scale to be gained from the Reorganization;

-    the fact that the Reorganization is expected to be free from federal taxes;

- the agreement by FIMC and/or RIA, or their respective affiliates, to bear the expenses of the Reorganizations incurred by the Riggs Funds; and

- the fact that Riggs Bank, RIA and Federated have entered into the Fund Purchase Agreement.

     BASED ON THIS INFORMATION, THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF EACH RIGGS FUND APPROVE THE REORGANIZATION.

Comparative Information on Shareholder Rights and Obligations

     GENERAL. Both the Federated Funds and Riggs Funds are open-end, diversified series of management investment companies registered under the 1940 Act, which continuously offer to sell shares at their current net asset value. Each of Federated Funds and the Riggs Funds is a series of a business trust pursuant to a Declaration of Trust under the laws of the Commonwealth of Massachusetts, except that Federated Total Return Bond Fund is organized as a Maryland corporation pursuant to its Articles of Incorporation under the laws of the State of Maryland. Each of the Federated Funds and the Riggs Funds is governed by its respective Declaration of Trust/Articles of Incorporation, Bylaws and Board of Trustees/Directors, in addition to applicable state and federal law. The rights of shareholders of the Federated Funds and shareholders of the Riggs Funds as set forth in the applicable Declaration of Trust/Articles of Incorporation and Bylaws are substantially identical. Set forth below is a brief summary of the significant rights of shareholders of the Federated Funds and shareholders of the Riggs Funds.

     SHARES OF THE FEDERATED FUNDS AND THE RIGGS FUNDS. The Federated Funds are authorized to issue an unlimited number of shares of beneficial interest, which have no par value. The Board of Federated Equity Funds has established four classes of shares of Federated Capital Appreciation Fund and Federated Kaufmann Fund, known has Class A Shares, Class B Shares, Class C Shares and Class K Shares. The Board of Federated Short-Term Municipal Trust has established two classes of shares, known as Institutional Shares and Institutional Service Shares. The Board of Intermediate Municipal Trust has established one class of Shares of Federated Intermediate Municipal Trust. The Board of Federated Total Return Government Bond Fund has established two classes of shares, known as Institutional Shares and Institutional Service Shares. The Board of Federated Total Return Series, Inc. has established six classes of shares of Federated Total Return Bond Fund, known as Class A Shares, Class B Shares, Class C Shares, Class K Shares, Institutional Shares and Institutional Service Shares. The Board of Money Market Obligations Trust has established three classes of shares of Automated Cash Management Trust, known as Institutional Shares, Institutional Service Shares and Cash II Shares, and one class of Shares of Automated Government Money Trust. The Riggs Funds are authorized to issue an unlimited number of shares of beneficial interest, which have no par value. The Board of Riggs Funds has established two classes of shares of Riggs Stock Fund, Riggs Small Company Stock Fund, Riggs U.S. Government Securities Fund, Riggs Prime Money Market Fund and Riggs U.S. Treasury Money Market Fund, known as Class R Shares and Class Y Shares. The Board of Riggs Funds has established one class of shares of Riggs Bond Fund, Riggs Short Term Tax Free Bond Fund and Riggs Intermediate Tax Free Bond Fund, known as Class R Shares. Issued and outstanding shares of both of the Federated Funds and Riggs Funds are fully paid and non-assessable, and freely transferable.

     VOTING RIGHTS. Neither the Federated Funds nor Riggs Funds is required to hold annual meetings of shareholders, except as required under the 1940 Act. Shareholder approval is necessary only for certain changes in operations or the election of trustees under certain circumstances. Each of the Federated Funds and the Riggs Funds requires that a special meeting of shareholders be called for any permissible purpose upon the written request of the holders of at least 10% of the outstanding shares of the series or class of the Federated Funds or the Riggs Funds, as the case may be, entitled to vote. Each share of each Federated Fund and each Riggs Fund gives the shareholder one vote in trustee elections and other matters submitted to shareholders for vote. All shares of each portfolio or class in each of the Federated Funds and the Riggs Funds have equal voting rights with other portfolios or classes within the business trust or corporation (referred to as the "Riggs Trust" or a "Federated Entity") of which they are a series, except that in matters affecting only a particular portfolio or class, only shares of that portfolio or class are entitled to vote.

     TRUSTEES/DIRECTORS. The Declarations of Trust/Articles of Incorporation for the Federated Entities and the Declaration of Trust for the Riggs Trust each provide that the term of office of each Trustee/Director shall be for the lifetime of the applicable Federated Trust or the Riggs Trust, as the case may be, or the earlier of his or her death, resignation, retirement, removal or mental or physical incapacity. A Trustee/Director of either Federated Entity or the Riggs Funds may be removed by : (i) written instrument signed by at least two-thirds of the Trustees/Directors, (ii) a majority vote of the Trustees/Directors if the Trustee/Director has become mentally or physically incapacitated or (iii) a vote of two-thirds of the outstanding shares at any special meeting of shareholders. A vacancy on the Board may be filled by the Trustees/Directors remaining in office. A meeting of shareholders will be required for the purpose of electing additional Trustees/Directors whenever fewer than a majority of the Trustees/Directors then in office were elected by shareholders.

     LIABILITY OF TRUSTEES/DIRECTORS AND OFFICERS. Under the Declarations of Trust/Articles of Incorporation for the Federated Entities and the Declaration of Trust for the Riggs Trust, a Trustee/Director or officer will be personally liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Bylaws for the Federated Entities and the Bylaws for the Riggs Trust each further provide that Trustees and officers will be indemnified by the applicable Federated Entity or the Riggs Funds, as the case may be, to the fullest extent permitted by law against liability and against all expenses of litigation unless the person's conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of the person's duties.

     SHAREHOLDER LIABILITY. Under certain circumstances, shareholders of any of the Federated Funds may be held personally liable as partners under
Massachusetts law or Maryland law, as applicable, for obligations of the applicable Federated Entity on behalf of the applicable Federated Fund. To protect its shareholders, each Federated Fund has filed legal documents with the Commonwealth of Massachusetts or State of Maryland, as applicable, that expressly disclaim the liability of its shareholders for such acts or obligations of the applicable Federated Entity. These documents require that notice of this disclaimer be given in each agreement, obligation or instrument that the applicable Federated Entity or its Trustees/Directors enter into or sign.

     In the unlikely event a shareholder is held personally liable for a Federated Entity's obligations on behalf of a Federated Fund, the Federated Entity is required to use its property to protect or compensate the shareholder. On request, such Federated Entity will defend any claim made and pay any judgment against a shareholder for any act or obligation on behalf of such Federated Fund. Therefore, financial loss resulting from liability as a shareholder will occur only if such Federated Entity itself cannot meet its obligations to indemnify shareholders and pay judgments against them from assets of such Federated Fund.

     Shareholders of the Riggs Funds have the same potential liability under Massachusetts law.

     TERMINATION. In the event of the termination of any Federated Entity or any portfolio or class of such Federated Entity or of the termination of the Riggs Trust or any portfolio or class of the Riggs Trust, the shareholders of the respective portfolio or class are entitled to receive, when and as declared by its Trustees/Directors, the excess of the assets belonging to the respective portfolio or class over the liabilities belonging to the respective portfolio or class. In either case, the assets belonging to the portfolio or class will be distributed among the shareholders in proportion to the number of shares of the respective portfolio or class held by them.

                INFORMATION ABOUT THE FEDERATED FUNDS AND RIGGS FUNDS

FEDERATED FUNDS

     Each Federated Trust, on behalf of the applicable Federated Fund, is subject to the informational requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information with the Securities and Exchange Commission. Reports, proxy and information statements, and other information filed by such Federated Trust, on behalf of such Federated Fund, can be obtained by calling or writing such Federated Trust and can also be inspected and copied by the public at the public reference facilities maintained by the Securities and Exchange Commission in Washington, DC located at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549 and at certain of its regional offices located at Room 1204, Everett McKinley Dirksen Building, 219 South Dearborn Street, Chicago, IL 60604 and 233 Broadway, New York, NY 10007. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549, or obtained electronically from the Securities and Exchange Commission's Internet Web site (http://www.sec.gov).

     This Prospectus/Proxy Statement, which constitutes part of a Registration Statement filed by each Federated Trust, on behalf of the applicable Federated Fund, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, omits certain of the information contained in the Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits thereto for further information with respect to the applicable Federated Trust, the applicable Federated Fund and the shares offered hereby. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable documents filed with the Securities and Exchange Commission.

Riggs Funds

     Each Riggs Fund is subject to the informational requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information with the Securities and Exchange Commission. Reports, the proxy and information statements, and other information filed by the Riggs Funds can be obtained by calling or writing the Riggs Funds and can also be inspected and copied by the public at the public reference facilities maintained by the Securities and Exchange at the addresses listed in the previous section, or obtained electronically from the Securities and Exchange Commission's Internet Web site (http://www.sec.gov).

                  ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

     Proxies are being solicited by the Board of the Riggs Funds, on behalf of its portfolios, the Riggs Funds. The proxies will be voted at the special meeting of shareholders of the Riggs Funds to be held on September 24, 2003 at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

     The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by FIMC and/or RIA. In addition to solicitations through the mail, proxies may be solicited by officers, employees, and agents of FIMC, or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. FIMC and/or RIA may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

     The purpose of the Special Meeting is set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about August 25, 2003 to shareholders of record at the close of business on August 14, 2003 (the "Record Date").

     Annual and semi-annual reports of Federated Capital Appreciation Fund, which includes audited financial statements for the fiscal year ended October 31, 2002 and unaudited financial statements for the period ended April 30, 2003, respectively; annual and semi-annual reports of Federated Kaufmann Fund, which includes audited financial statements for the fiscal year ended October 31, 2002 and unaudited financial statements for the period ended April 30, 2003, respectively; annual report of Federated Total Return Government Bond Fund, which includes audited financial statements for the fiscal year ended February 28, 2003; annual and semi-annual reports of Federated Total Return Bond Fund, which includes audited financial statements for the fiscal year ended November
30, 2002 and unaudited financial statements for the period ended May 31, 2003, respectively; annual and semi-annual reports of Federated Short-Term Municipal Trust, which includes audited financial statements for the fiscal year ended June 30, 2002 and unaudited financial statements for the period ended December 31, 2002, respectively; the annual report of Federated Intermediate Municipal Trust, which includes the audited financial statements for the fiscal year ended May 31, 2003 ; annual and semi-annual reports of Automated Cash Management Trust, which includes the audited financial statements for the fiscal year ended July 31, 2002 and the unaudited financial statements for the period ended January 31, 2003, respectively; annual and semi-annual reports of Automated Government Money Trust, which includes audited financial statements for the fiscal year ended July 31, 2002 and unaudited financial statements for the period ended January 31, 2003; and the annual report of Riggs Funds, which includes audited financial statements for the fiscal year ended April 30, 2003, were previously mailed to shareholders. The Federated Funds or Riggs Funds, as the case may be, will promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered, a copy of the annual reports and/or the semi-annual reports for the Federated Funds and the Riggs Funds. Requests for annual reports or semi-annual reports for the Federated Funds and the Riggs Funds may be made by writing to the Federated Funds' or the Riggs Funds' principal executive offices or by calling the Federated Funds or the Riggs Funds. The principal executive offices of both the Federated Funds and Riggs Funds are located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Federated Funds' toll-free telephone number is 1-800-341-7400, and the Riggs Funds' toll-free telephone number is 1-800-934-3883.

Proxies, Quorum and Voting at the Special Meeting

     Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of the Funds is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. The votes of shareholders of the Federated Funds are not being solicited since their approval is not required in order to effect each Reorganization.

     Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Riggs Funds. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matter set forth in the attached Notice.

     Each Riggs Fund will vote separately on the approval of each Plan. In order to hold the Special Meeting with respect to a Riggs Fund, a "quorum" of shareholders of that Fund must be present. Holders of greater than fifty percent (50%) of the total number of outstanding shares of the applicable Riggs Fund, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal relating to that Fund.

     Shareholder approval with respect to a Riggs Fund requires the affirmative vote of more than 50% of the outstanding shares of each of such Riggs Fund. In the event that shareholders of one Riggs Fund do not approve the Plan, Reorganizations will proceed with respect to the Riggs Funds that have approved the Plan, subject to the other conditions contained in the Plan having been met.

     For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.

     If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposal in this Proxy Statement and Prospectus prior to any such adjournment if sufficient votes have been received for approval.


Share Ownership of the Funds

Officers and Trustees of Riggs Funds own less than 1% of the Riggs Stock Fund's outstanding Shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class R Shares of Riggs Stock Fund:

Carn & Co., Washington, DC, owned approximately 560,440 shares (26.14%); EAMCO-Riggs Funds, Washington, DC, owned approximately 364,210 shares (16.99%):
Riggs Bank NA Custodian for the IRA of William P. McClure, Washington, DC, owned approximately 119,195 shares (5.56%); and FISERV Securities Inc., Philadelphia, PA, owned approximately 107,981 shares (5.04%).

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class Y Shares of Riggs Stock Fund:

EAMCO-Riggs Bank, Washington, DC, owned approximately 731,679 shares (100.00%).

Officers and Trustees of the Federated Equity Funds own less than 1% of Federated Capital Appreciation Fund's outstanding Shares.

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Class A Shares of Federated Capital Appreciation Fund:

Edward Jones & Co., for the sole benefit of its customers, Maryland Heights, MO, owned approximately 11,226,709 shares (12.19%); and MLPF&S, for the sole benefit of its customers, Jacksonville, FL, owned approximately 5,153,039 shares (5.60%)

Officers and Trustees of the Riggs Funds own less than 1% of Riggs Small Company Stock Fund's outstanding Shares.

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Class R Shares of Riggs Small Company Stock Fund:

EAMCO-Riggs Funds, Washington, DC, owned approximately 624,971 shares (60.60%); Carn & Co., Washington, DC, owned approximately 228,377 shares (22.14%).

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Class Y Shares of Riggs Small Company Stock Fund:

EAMCO-Riggs  Funds,   Washington,   DC,  owned  approximately  1,091,340  shares
(99.36%).

Officers and Trustees of the Federated Equity Funds own less than 1% of Federated Kaufmann Fund's outstanding Shares.

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Class A Shares of Federated Kaufmann Fund:

Edward Jones & Co., for the sole benefit of its customers, Maryland Heights, MO, owned approximately 26,647,126 shares (13.83%); and Bank of New York, FBO Coopers & Lybrand Retirement Trust, New York, NY, owned approximately 14,666,746 shares (7.61%).

Officers and Trustees of the Riggs Funds own less than 1% of the Riggs U.S. Government Securities Fund's outstanding Shares.

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Class R Shares of Riggs U.S. Government Securities Fund:

EAMCO-Riggs Funds, Washington, DC, owned approximately 719,213 shares (48.07%); and Carn & Co., Washington, DC, owned approximately 266,106 shares (17.78%).

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Class Y Shares of Riggs U.S. Government Securities Fund:

EAMCO-Riggs  Funds,   Washington,   DC,  owned  approximately  1,399,347  shares
(98.00%).

Officers and Trustees of Federated Total Return Government Bond Fund own less than 1% of the Fund's outstanding Shares.

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Institutional Service Shares of Federated Total Return Government Bond Fund:

Milards & Co., Oaks, PA, owned approximately 516,454 shares (12.29%); Investors Bank & Trust Company, FBO Retirement Plans, Purchase, NY, owned approximately 379,639 shares (9.03%); The Bopac Company, Valley National Bank, Wayne, NJ, owned approximately 296,857 shares (7.06%); Bancorpsouth Inc., Jackson, MS, owned approximately 283,565 shares (6.75%); Revest & Co., Oaks, PA, owned approximately 253,504 shares (6.03%); Wells Fargo Bank MN, NA, FBO United Commercial Bank Savings Plus Plan, owned approximately 250,312 (5.95%); SEI Trust Company, Oaks, PA, owned approximately 215,319 shares (5.12%); and Simmons First Trust Company NA, RPO Simmons First National Corp., Pine Bluff, AR, owned approximately 211,770 shares (5.04%).

Officers and Trustees of the Riggs Funds own less than 1% of the Riggs Bond Fund's outstanding Shares.

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Class R Shares of Riggs Bond Fund:

EAMCO-Riggs  Funds,   Washington,   DC,  owned  approximately  1,540,883  shares
(98.66%). Officers and Trustees of the Federated Total Return Bond Series, Inc. own less than 1% of Federated Total Return Bond Fund's Shares.

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Institutional Service Shares of Federated Total Return Bond Fund:

UnitedTrust Bank, Raritan, NJ, owned approximately 5,822,950 shares (15.25%); Investors Bank & Trust Company, FBO Retirement Plans, Purchase, NY, owned approximately 2,982,131 shares (7.81%); Saxon Co., FBO its customer, Philadelphia, PA, owned approximately 2,250,777 shares (5.89%); and AG Edwards Trust Company FSB, FBO Trust Clients Paradigm, Saint Louis, MO, owned approximately 1,939,538 shares (5.08%).

Officers and Trustees of the Riggs Funds own less than 1% of the Riggs Short Term Tax Free Bond Fund's outstanding Shares.

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Class R Shares of Riggs Short Term Tax Free Bond Fund:

EAMCO-Riggs  Funds,   Washington,   DC,  owned  approximately  3,939,244  shares
(98.08%). Officers and Trustees of Federated Short-Term Municipal Trust. own less than 1% of the Fund's Shares.

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Institutional Service Shares of Federated Short-Term Municipal Trust.

SEI Trust Company, Oaks, PA, owned approximately 452,511 shares (20.55%); Centrusco, Central Trust & Savings Bank, Investors Account, Geneseo, IL, owned approximately 134,075 shares (6.09)%; and U.S. Clearing, A division of Fleet Securities, Inc. for the exclusive benefit of customers, New York, NY, owned approximately 132,356 shares (6.01%).

Officers and Trustees of the Riggs Funds own less than 1% of the Riggs Intermediate Tax Free Bond Fund's outstanding Shares.

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Class R Shares of Riggs Intermediate Tax Free Bond Fund:

EAMCO-Riggs  Funds,   Washington,   DC,  owned  approximately  3,199,241  shares
(98.32%).Officers and Trustees of the Intermediate Municipal Trust own less than 1% of the Federated Intermediate Municipal Trust's outstanding Shares.

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Institutional Shares of Federated Intermediate Municipal Trust:

HUBCO, Regions Financial Corp., Birmingham, AL, owned approximately 2,082,068 shares (14.32%); and Charles Schwab & Co. Inc., San Francisco, CA, owned approximately 1,054,779 shares (7.26%).

Officers and Trustees of the Riggs Funds own less than 1% of the Riggs Prime Money Market Fund's outstanding Shares.

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Class R Shares of Riggs Prime Money Market Fund:

FISERV Securities Inc. Philadelphia, PA, owned approximately 31,919,390 shares (91.83%); EAMCO-Riggs Funds, Washington, DC, owned approximately 2,289,777 shares (6.59%).

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Class Y Shares of Riggs Prime Money Market Fund:

EAMCO-Riggs Funds, Washington, DC, owned approximately 75,819,572 shares (42.83%); and Riggs Bank NA, Washington, DC, owned approximately 62,300,000 shares (35.20%).Officers and Trustees of the Money Market Obligations Trust own less than 1% of the Automated Cash Management Trust's outstanding Shares.

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Institutional Service Shares of Automated Cash Management Trust:

Stephens Inc., Omnibus Account, Little Rock, AR, owned approximately 332,905,365 shares (18.38%); RBC Dain Rauscher Inc., special custody account for the exclusive benefit of customers, Minneapolis, MN, owned approximately 172,468,694 shares (9.52%); Fiduciary Trust Co. International, customer account, New York, NY, owned approximately 134,183,733 shares (7.41%); and Primevest Financial Services, Inc., special custody account for the exclusive benefit of customers, Saint Cloud, MN, owned approximately 117,971,370 shares (6.51%)

Officers and Trustees of the Riggs Funds own less than 1% of the Riggs U.S. Treasury Money Market Fund's outstanding Shares.

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Class R Shares of Riggs U.S. Treasury Money Market Fund:

EAMCO-Riggs Funds, Washington, DC, owned approximately 23,920,854 shares (91.43%); and FISERV Securities Inc., Philadelphia, PA, owned approximately 1,606,834 shares (6.14%).At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Class Y Shares of Riggs U.S. Treasury Money Market Fund:

EAMCO-Riggs Funds, Washington, DC, owned approximately 33,681,787 shares (61.46%); and Riggs Bank NA, Washington, DC, owned approximately 11,900,000 shares (21.72%).Officers and Trustees of the Money Market Obligations Trust own less than 1% of the Automated Government Money Trust's outstanding Shares.

At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding Shares of Automated Government Money Trust:

Hare & Co., East Syracuse, NY, owned approximately 203,607,368 shares (17.63%); Manufacturers & Traders Trust Co., Buffalo, NY, owned approximately 111,748,083 shares (9.68%); Fiduciary Trust Co. International, customer account, New York, NY, owned approximately 76,298,900 shares (6.61%); and The Chase Manhattan Bank, Global Plus, Dallas, TX, owned approximately 61,486,227 shares (5.32%).

Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.



          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

     The Riggs Funds are not required, and do not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a Prospectus/Proxy Statement for the next meeting of shareholders should send their written proposals to Riggs Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, so that they are received within a reasonable time before any such meeting.

     No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Riggs Funds.

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    SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED
                             IN THE UNITED STATES.
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                                     By Order of the Board of Trustees,



                                     C. Grant Anderson
                                     Assistant Secretary

August 21, 2003



                                                                       EXHIBIT A
                      AGREEMENT AND PLAN OF REORGANIZATION


     AGREEMENT AND PLAN OF REORGANIZATION dated July 18, 2003 (the "Agreement"), by and between, Federated Equity Funds, a Massachusetts business trust (the "Federated Trust"), on behalf of its portfolio, Federated Capital Appreciation Fund (the "Acquiring Fund"), and Riggs Funds, a Massachusetts business trust ("Riggs Funds"), on behalf of its portfolio, Riggs Stock Fund (the "Acquired Fund").

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368 of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for Class A Shares of the Acquiring Fund (the "Acquiring Fund Shares") and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, each of the Acquiring Fund and the Acquired Fund is a separate series of the Federated Trust and Riggs Funds, respectively; the Federated Trust and Riggs Funds are each a registered open-end management investment company; and the Acquired Fund owns securities in which the Acquiring Fund is permitted to invest;

     WHEREAS, each of the Acquired Fund and the Acquiring Fund is authorized to issue their shares of beneficial interest;

     WHEREAS, the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined under the Investment Company Act of 1940, as amended (the "1940 Act")), of the Acquiring Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares is in the best interests of the Acquiring Fund shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

     WHEREAS, the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined under the 1940 Act), of Riggs Funds has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares is in the best interests of the Acquired Fund shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

     NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

     1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND.

     1.1 Subject to the terms and conditions contained herein, the Acquired Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Acquired Fund, including all securities and cash, and the Acquiring Fund agrees in exchange therefor to deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3. Such transaction shall take place at the Closing (the "Closing") on the closing date (the "Closing Date") provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Acquired Fund's account on the stock record books of the Acquiring Fund and shall deliver a confirmation thereof to the Acquired Fund.

     1.2 The Acquired Fund will discharge all of its liabilities and obligations prior to the Closing Date.

     1.3 Delivery of the assets of the Acquired Fund to be transferred shall be made on the Closing Date and shall be delivered to State Street Bank and Trust Company, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, together with proper instructions and all necessary documents to transfer such assets to the account of the Acquiring Fund, free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of currency and immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

     1.4 The Acquired Fund will pay or cause to be paid to the Acquiring Fund any dividends or interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Acquired Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Acquired Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

     1.5 As soon after the Closing Date as is conveniently practicable, the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund's shareholders of record, determined as of the close of business on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share record books of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding Class R Shares and Class Y Shares of the Acquired Fund ("Acquired Fund Shares") will simultaneously be canceled on the books of the Acquired Fund. Share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with
Section 2.3. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its termination.

     1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

     1.7 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.8 Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later dates, with respect to liquidation and termination of the Acquired Fund, on which the Acquired Fund is liquidated and terminated.

     2. VALUATION.

     2.1 The value of the Acquired Fund's net assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's then-current prospectus or statement of additional information. The Acquiring Fund and Acquired Fund agree to use all commercially reasonable efforts to resolve any material differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Acquiring Fund and those determined in accordance with the pricing policies and procedures of the Acquired Fund. Where a pricing difference results from a difference in pricing methodology, the parties will eliminate such difference by using the Acquiring Fund's methodology in valuing the Acquired Fund's assets.

     2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus or statement of additional information.

     2.3 The number of Acquiring Fund Shares (including fractional shares, if any to be rounded to the third decimal place) to be issued by the Acquiring Fund in exchange for the Acquired Fund's net assets shall be determined by dividing the aggregate net asset value of each class of the Acquired Fund Shares determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value per share of the Acquiring Fund Shares determined in accordance with paragraph 2.2.

     2.4 All computations of value shall be made in accordance with the regular practices of the Acquiring Fund.

     3. CLOSING AND CLOSING DATE.

     3.1 The Closing Date shall be September 26, 2003 or such later date as the parties may mutually agree. All acts taking place at the Closing Date shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held at 4:00 p.m. (Eastern time) at the offices of Federated Services Company, Federated Investors Tower, Pittsburgh, PA 15222-3779, or such other time and/or place as the parties may mutually agree.

     3.2 If on the Valuation Date (a) the primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.3 Federated Services Company, as transfer agent for the Acquired Fund and the Acquiring Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption agreements, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

     4. REPRESENTATIONS AND WARRANTIES.

     4.1 Riggs Funds, on behalf of itself and the Acquired Fund, represents and warrants to the Federated Trust, on behalf of the Acquiring Fund, as follows:

     (a) Riggs Funds is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry out this Agreement. The Acquired Fund is a duly established and designated series of Riggs Funds.

     (b) Riggs Funds is registered under the 1940 Act, as an open-end, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

     (f) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (c) Riggs Funds is not, and the execution, delivery and performance of this Agreement will not result, in material violation of its Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment or decree to which the Acquired Fund is a party or by which it is bound.

     (d) The Acquired Fund has no material contracts or other commitments outstanding (other than this Agreement) which will result in liability to it after the Closing Date.

     (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

     (g) The statements of assets and liabilities, including portfolios of investments, of the Acquired Fund at April 30, 2003 and 2002, and the related statements of operations, statements of changes in net assets and financial highlights for the years then ended, have been audited by KPMG LLP, independent accountants. Such audited statements have been prepared in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such dates, and there are no known contingent liabilities of the Acquired Fund as of such dates not disclosed therein.

     (h) Since April 30, 2003, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund.

     (i) At the Closing Date, all Federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

     (j) For each fiscal year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

     (k) All Acquired Funds Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the Acquired Fund Shares will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares.

     (l) On the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

     (m) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trustees of the Riggs Funds, this Agreement will constitute the valid and legally binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

     (n) The prospectus/proxy statement of the Acquired Fund (the "Prospectus/Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.5 (other than information therein that relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material factor or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     (o) Federated Investors, Inc. and Riggs Investment Advisors, Inc. have agreed to assume the expense of the Reorganization including accountants' fees, legal fees, transfer taxes (if any), the fees of banks and transfer agents and the costs of preparing, printing, copying and mailing proxy solicitation materials to the Acquired Fund Shareholders and the costs of holding the Special Meeting of Shareholders.

     (p) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1940 Act or the Securities Exchange Act of 1934 (the "1934 Act") for the execution or performance of this Agreement by the Riggs Funds, on behalf of the Acquired Fund, except for (a) the filing with the SEC of the Registration Statement; and (b) such consents, approvals, authorizations, and filings as may have been made or received or as may be required subsequent to the Closing.

     4.2 The Federated Trust, on behalf of itself and the Acquiring Fund represents and warrants to Riggs Funds, on behalf of the Acquired Fund, as follows:

     (a) The Federated Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted and to carry out this Agreement. The Acquiring Fund is a duly established and designated series of the Federated Trust.

     (b) The Federated Trust is registered under the 1940 Act as an open-end, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

     (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d) The Federated Trust is not, and the execution, delivery and performance of this Agreement will not result, in material violation of its Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty under any agreement, judgement or decree to which the Acquiring Fund is a party or by which it is bound.

     (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

     (f) The statements of assets and liabilities, including portfolios of investments, of the Acquiring Fund at October 31, 2002 and 2001, and related statements of operations, statements of changes in net assets and financial highlights for the years then ended, have been audited by Ernst and Young LLP, independent auditors. Such audited statements, together with the unaudited statement of assets and liabilities, including portfolios of investments, of the Acquiring Fund at April 30, 2003, and the related statements of operations, statements of changes in net assets and financial highlights for the six months then ended, have been prepared in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date and there are no known contingent liabilities of the Acquiring Fund as of such dates not disclosed therein.

     (g) Since April 30, 2003, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of any indebtedness, except as otherwise disclosed to and accepted by the Acquired Fund.

     (h) At the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof.

     (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

     (j) All Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other right to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

     (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Federated Trust's Trustees, and this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

     (l) The Prospectus/Proxy Statement to be included in the Registration Statement (only insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     (m) Federated Investors, Inc. and Riggs Investment Advisors, Inc. have agreed to assume the expenses of the Reorganization including accountants' fees, legal fees, transfer taxes (if any), the fees of banks and transfer agents and the costs of preparing, printing, copying and mailing proxy solicitation materials to the Acquired Fund Shareholders and the costs of holding the Special Meeting of Shareholders.

     (n) No consideration other than Acquiring Fund Shares will be issued in exchange for the assets of the Acquired Fund in the Reorganization.

     (o) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by the Acquiring Fund, on behalf of the Acquiring Fund, except for (a) the filing with the SEC of the Registration Statement; and
(b) such consents, approvals, authorizations, and filings as may have been made or received or as may be required subsequent to the Closing.

     5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

     5.2 Riggs Funds will call a meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.4 As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for Federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Acquired Fund's President and its Treasurer.

     5.5 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a Prospectus/Proxy Statement, referred to in paragraph 4.1(n), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act, and the 1940 Act in connection with the meetings of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

     5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

     5.7 On or before the Valuation Date, the Acquired Fund shall have declared and paid a dividend or dividends, with a record date and ex-dividend date on or before the Valuation Date, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Section 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gain realized (after reduction for any capital loss carryforward), if any, in all taxable periods or years ending on or before the Closing Date.

     6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     6.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

     6.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets, together with a list of the Acquired Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Acquired Fund.

     6.3 The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

     7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

     The obligations of the Acquired Fund to consummate the transactions provided herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

     7.2 The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquired Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

     8. FURTHER CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

     8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of Riggs Funds' Declaration of Trust.

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The parties shall have received an opinion of Dickstein Shapiro Morin & Oshinsky LLP substantially to the effect that for Federal income tax purposes:

     (a) The transfer of all of the Acquired Fund assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in dissolution and liquidation of the Acquired Fund will constitute a "reorganization" within the meaning of Section 368(a) (1) of the Code, and the Acquiring Fund and the Acquired Fund each will be a "party to a reorganization" within the meaning of
Section 368(b) of the Code.

     (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares.

     (c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund Shares.

     (d) No gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares for Acquiring Fund Shares.

     (e) The aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by it immediately prior to the Reorganization. The holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the
Acquired   Fund  Shares  are  held  as  capital   assets  at  the  time  of  the
Reorganization

     (f) The tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

     8.6 The foregoing opinion may state that no opinion as to the effect of the Reorganization on the Acquiring Fund, the Acquired Fund or any Acquired Fund Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     9. TERMINATION OF AGREEMENT.

     9.1 This Agreement and the transactions contemplated hereby with respect to the Reorganization may be terminated and abandoned by resolution of the Board of Trustees of the Acquiring Fund or Riggs Funds at any time prior to the Closing Date if circumstances should develop that, in the opinion of either of the parties' Board of Trustees, make proceeding with the Agreement with respect to the Reorganization inadvisable.

     9.2 If this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the trustees, officers or shareholders of the Acquiring Fund or Riggs Funds, in respect of this Agreement.

     10. WAIVER.

     At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of Trustees of the Acquiring Fund or Riggs Funds, if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Acquiring Fund or of the Acquired Fund, as the case may be.

     11. MISCELLANEOUS.

     11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

     11.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements, and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be set forth in a later writing signed by the party to be bound thereby.

     11.3 This Agreement shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflict of laws.

     11.4 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered shall be deemed to be an original.

     11.5 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     11.6 It is expressly agreed that the obligations of the Acquiring Fund shall not be binding upon any of the Federated Trust Trustees, shareholders, nominees, officers, agents or employees of the Federated Trust personally, but shall bind only the trust property of the Acquiring Fund as provided in the Declaration of Trust of the Federated Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Federated Trust and signed by authorized officers of the Federated Trust acting as such. Neither the authorization of such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in the Federated Trust's Declaration of Trust.

     11.7 It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Riggs Funds' Trustees, shareholders, nominees, officers, agents or employees of Riggs Funds personally, but shall bind only the trust property of the Acquired Fund, as provided in the Declaration of Trust of Riggs Funds. The execution and delivery of this Agreement have been authorized by the Trustees of Riggs Funds on behalf of the Acquired Fund and signed by authorized officers of Riggs Fund, acting as such. Neither the authorization by such Trustees nor the execution and delivery of such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in the Riggs Funds' Declaration of Trust.

     11.8 The obligations of the Acquired Fund and the Acquiring Fund hereunder shall be enforceable against the assets held with respect to the Acquired Fund or Acquiring Fund only and not against any other series of Riggs Funds or the Federated Trust, as the case may be, or against Riggs Funds or the Federated Trust generally.

IN WITNESS WHEREOF, each of the Acquired Fund and the Acquiring Fund, and with respect to sections 4.1(o) and 4.2(m) hereof, Federated Investors, Inc. and Riggs Investment Advisors, Inc., has caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

                                       Acquired Fund:

                                       RIGGS FUNDS
                                       on behalf of its Portfolio,
                                       RIGGS STOCK FUND

                                       By:

                                       Name:

                                       Title:


                                       Acquiring Fund:

                                       EDERATED EQUITY FUNDS
                                       On behalf of its portfolio
                                       FEDERATED CAPITAL APPRECIATION FUND


                                       By:

                                       Name:

                                       Title:

                                       FEDERATED INVESTORS, INC.
                                       with respect to the Agreement described
                                       in Sections 4.1(o) and 4.2(m) of the
                                       Agreement

                                       By:
                                       Name:

                                       Title:

                                       RIGGS INVESTMENT ADVISORS, INC.
                                       with respect to the Agreement described
                                       in Sections 4.1(o) and 4.2(m) of the
                                       Agreement

                                       By:

                                       Name:

                                       Title:


                      AGREEMENT AND PLAN OF REORGANIZATION


     AGREEMENT AND PLAN OF REORGANIZATION dated July 18, 2003 (the "Agreement"), by and between, Federated Equity Funds, a Massachusetts business trust (the "Federated Trust"), on behalf of its portfolio, Federated Kaufmann Fund (the "Acquiring Fund"), and Riggs Funds, a Massachusetts business trust ("Riggs Funds"), on behalf of its portfolio, Riggs Small Company Stock Fund (the "Acquired Fund").

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368 of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for Class A Shares of the Acquiring Fund (the "Acquiring Fund Shares") and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, each of the Acquiring Fund and the Acquired Fund is a separate series of the Federated Trust and Riggs Funds, respectively; the Federated Trust and Riggs Funds are each a registered open-end management investment company; and the Acquired Fund owns securities in which the Acquiring Fund is permitted to invest;

     WHEREAS, each of the Acquired Fund and the Acquiring Fund is authorized to issue their shares of beneficial interest;

     WHEREAS, the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined under the Investment Company Act of 1940, as amended (the "1940 Act")), of the Acquiring Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares is in the best interests of the Acquiring Fund shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

     WHEREAS, the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined under the 1940 Act), of Riggs Funds has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares is in the best interests of the Acquired Fund shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

     NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

     1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND.

     1.1 Subject to the terms and conditions contained herein, the Acquired Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Acquired Fund, including all securities and cash, and the Acquiring Fund agrees in exchange therefor to deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3. Such transaction shall take place at the Closing (the "Closing") on the closing date (the "Closing Date") provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Acquired Fund's account on the stock record books of the Acquiring Fund and shall deliver a confirmation thereof to the Acquired Fund.

     1.2 The Acquired Fund will discharge all of its liabilities and obligations prior to the Closing Date.

     1.3 Delivery of the assets of the Acquired Fund to be transferred shall be made on the Closing Date and shall be delivered to State Street Bank and Trust Company, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, together with proper instructions and all necessary documents to transfer such assets to the account of the Acquiring Fund, free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of currency and immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

     1.4 The Acquired Fund will pay or cause to be paid to the Acquiring Fund any dividends or interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Acquired Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Acquired Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

     1.5 As soon after the Closing Date as is conveniently practicable, the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund's shareholders of record, determined as of the close of business on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share record books of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding Class R Shares and Class Y Shares of the Acquired Fund ("Acquired Fund Shares") will simultaneously be canceled on the books of the Acquired Fund. Share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with
Section 2.3. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its termination.

     1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

     1.7 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.8 Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later dates, with respect to liquidation and termination of the Acquired Fund, on which the Acquired Fund is liquidated and terminated.

     2. VALUATION.

     2.1 The value of the Acquired Fund's net assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's then-current prospectus or statement of additional information. The Acquiring Fund and Acquired Fund agree to use all commercially reasonable efforts to resolve any material differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Acquiring Fund and those determined in accordance with the pricing policies and procedures of the Acquired Fund. Where a pricing difference results from a difference in pricing methodology, the parties will eliminate such difference by using the Acquiring Fund's methodology in valuing the Acquired Fund's assets.

     2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus or statement of additional information.

     2.3 The number of Acquiring Fund Shares (including fractional shares, if any to be rounded to the third decimal place) to be issued by the Acquiring Fund in exchange for the Acquired Fund's net assets shall be determined by dividing the aggregate net asset value of each class of the Acquired Fund Shares determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value per share of the Acquiring Fund Shares determined in accordance with paragraph 2.2.

     2.4 All computations of value shall be made in accordance with the regular practices of the Acquiring Fund.

     3. CLOSING AND CLOSING DATE.

     3.1 The Closing Date shall be September 26, 2003 or such later date as the parties may mutually agree. All acts taking place at the Closing Date shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held at 4:00 p.m. (Eastern time) at the offices of Federated Services Company, Federated Investors Tower, Pittsburgh, PA 15222-3779, or such other time and/or place as the parties may mutually agree.

     3.2 If on the Valuation Date (a) the primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.3 Federated Services Company, as transfer agent for the Acquired Fund and the Acquiring Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption agreements, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

     4. REPRESENTATIONS AND WARRANTIES.

     4.1 Riggs Funds, on behalf of itself and the Acquired Fund, represents and warrants to the Federated Trust, on behalf of the Acquiring Fund, as follows:

     (a) Riggs Funds is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry out this Agreement. The Acquired Fund is a duly established and designated series of Riggs Funds.

     (b) Riggs Funds is registered under the 1940 Act, as an open-end, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

     (c) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d) Riggs Funds is not, and the execution, delivery and performance of this Agreement will not result, in material violation of its Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment or decree to which the Acquired Fund is a party or by which it is bound.

     (e) The Acquired Fund has no material contracts or other commitments outstanding (other than this Agreement) which will result in liability to it after the Closing Date.

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

     (g) The statements of assets and liabilities, including portfolios of investments, of the Acquired Fund at April 30, 2003 and 2002, and the related statements of operations, statements of changes in net assets and financial highlights for the years then ended, have been audited by KPMG LLP, independent accountants. Such audited statements have been prepared in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such dates, and there are no known contingent liabilities of the Acquired Fund as of such dates not disclosed therein.

     (h) Since April 30, 2003, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund.

     (i) At the Closing Date, all Federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

     (j) For each fiscal year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

     (k) All Acquired Funds Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the Acquired Fund Shares will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares.

     (l) On the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

     (m) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trustees of the Riggs Funds, this Agreement will constitute the valid and legally binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

     (n) The prospectus/proxy statement of the Acquired Fund (the "Prospectus/Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.5 (other than information therein that relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material factor or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     (o) Federated Investors, Inc. and Riggs Investment Advisors, Inc. have agreed to assume the expense of the Reorganization including accountants' fees, legal fees, transfer taxes (if any), the fees of banks and transfer agents and the costs of preparing, printing, copying and mailing proxy solicitation materials to the Acquired Fund Shareholders and the costs of holding the Special Meeting of Shareholders.

     (p) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1940 Act or the Securities Exchange Act of 1934 (the "1934 Act") for the execution or performance of this Agreement by the Riggs Funds, on behalf of the Acquired Fund, except for (a) the filing with the SEC of the Registration Statement, and (b) such consents, approvals, authorizations, and filings as may have been made or received or as may be required subsequent to the Closing.

     4.2 The Federated Trust, on behalf of itself and the Acquiring Fund represents and warrants to Riggs Funds, on behalf of the Acquired Fund, as follows:

     (a) The Federated Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted and to carry out this Agreement. The Acquiring Fund is a duly established and designated series of the Federated Trust.

     (b) The Federated Trust is registered under the 1940 Act as an open-end, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

     (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d) The Federated Trust is not, and the execution, delivery and performance of this Agreement will not result, in material violation of its Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty under any agreement, judgement or decree to which the Acquiring Fund is a party or by which it is bound.

     (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

     (f) The statements of assets and liabilities, including portfolios of investments, of the Acquiring Fund at October 31, 2002 and 2001, and related statements of operations, statements of changes in net assets and financial highlights for the years then ended, have been audited by Ernst and Young LLP, independent auditors. Such audited statements, together with the unaudited statement of assets and liabilities, including portfolios of investments, of the Acquiring Fund at April 30, 2003, and the related statements of operations, statements of changes in net assets and financial highlights for the six months then ended, have been prepared in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date and there are no known contingent liabilities of the Acquiring Fund as of such dates not disclosed therein.

     (g) Since April 30, 2003, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of any indebtedness, except as otherwise disclosed to and accepted by the Acquired Fund.

     (h) At the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof.

     (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

     (j) All Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other right to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

     (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Federated Trust's Trustees, and this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

     (l) The Prospectus/Proxy Statement to be included in the Registration Statement (only insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     (m) Federated Investors, Inc. and Riggs Investment Advisors, Inc. have agreed to assume the expenses of the Reorganization including accountants' fees, legal fees, transfer taxes (if any), the fees of banks and transfer agents and the costs of preparing, printing, copying and mailing proxy solicitation materials to the Acquired Fund Shareholders and the costs of holding the Special Meeting of Shareholders.

     (n) No consideration other than Acquiring Fund Shares will be issued in exchange for the assets of the Acquired Fund in the Reorganization.

     (o) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the "1934 Act, or the 1940 Act for the execution or performance of this Agreement by the Acquiring Fund, on behalf of the Acquiring Fund, except for (a) the filing with the SEC of the Registration Statement; and
(b) such consents, approvals, authorizations, and filings as may have been made or received or as may be required subsequent to the Closing.

     5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

     5.2 Riggs Funds will call a meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.4 As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for Federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Acquired Fund's President and its Treasurer.

     5.5 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a Prospectus/Proxy Statement, referred to in paragraph 4.1(n), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act, and the 1940 Act in connection with the meetings of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

     5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

     5.7 On or before the Valuation Date, the Acquired Fund shall have declared and paid a dividend or dividends, with a record date and ex-dividend date on or before the Valuation Date, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Section 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gain realized (after reduction for any capital loss carryforward), if any, in all taxable periods or years ending on or before the Closing Date.

     6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     6.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

     6.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets, together with a list of the Acquired Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Acquired Fund.

     6.3 The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

     7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

     The obligations of the Acquired Fund to consummate the transactions provided herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

     7.2 The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquired Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

     8. FURTHER CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

     8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of Riggs Funds' Declaration of Trust.

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The parties shall have received an opinion of Dickstein Shapiro Morin & Oshinsky LLP substantially to the effect that for Federal income tax purposes:

     (a) The transfer of all of the Acquired Fund assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in dissolution and liquidation of the Acquired Fund will constitute a "reorganization" within the meaning of Section 368(a) (1) of the Code, and the Acquiring Fund and the Acquired Fund each will be a "party to a reorganization" within the meaning of
Section 368(b) of the Code.

     (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares.

     (c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund Shares.

     (d) No gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares for Acquiring Fund Shares.

     (e) The aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by it immediately prior to the Reorganization. The holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the
Acquired   Fund  Shares  are  held  as  capital   assets  at  the  time  of  the
Reorganization

     (f) The tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

     8.6 The foregoing opinion may state that no opinion as to the effect of the Reorganization on the Acquiring Fund, the Acquired Fund or any Acquired Fund Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     9. TERMINATION OF AGREEMENT.

     9.1 This Agreement and the transactions contemplated hereby with respect to the Reorganization may be terminated and abandoned by resolution of the Board of Trustees of the Acquiring Fund or Riggs Funds at any time prior to the Closing Date if circumstances should develop that, in the opinion of either of the parties' Board of Trustees, make proceeding with the Agreement with respect to the Reorganization inadvisable.

     9.2 If this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the trustees, officers or shareholders of the Acquiring Fund or Riggs Funds, in respect of this Agreement.

     10. WAIVER.

     At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of Trustees of the Acquiring Fund or Riggs Funds, if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Acquiring Fund or of the Acquired Fund, as the case may be.

     11. MISCELLANEOUS.

     11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

     11.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements, and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be set forth in a later writing signed by the party to be bound thereby.

     11.3 This Agreement shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflict of laws.

     11.4 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered shall be deemed to be an original.

     11.5 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     11.6 It is expressly agreed that the obligations of the Acquiring Fund shall not be binding upon any of the Federated Trust Trustees, shareholders, nominees, officers, agents or employees of the Federated Trust personally, but shall bind only the trust property of the Acquiring Fund as provided in the Declaration of Trust of the Federated Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Federated Trust and signed by authorized officers of the Federated Trust acting as such. Neither the authorization of such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in the Federated Trust's Declaration of Trust.

     11.7 It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Riggs Funds' Trustees, shareholders, nominees, officers, agents or employees of Riggs Funds personally, but shall bind only the trust property of the Acquired Fund, as provided in the Declaration of Trust of Riggs Funds. The execution and delivery of this Agreement have been authorized by the Trustees of Riggs Funds on behalf of the Acquired Fund and signed by authorized officers of Riggs Fund, acting as such. Neither the authorization by such Trustees nor the execution and delivery of such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in the Riggs Funds' Declaration of Trust.

     11.8 The obligations of the Acquired Fund and the Acquiring Fund hereunder shall be enforceable against the assets held with respect to the Acquired Fund or Acquiring Fund only and not against any other series of Riggs Funds or the Federated Trust, as the case may be, or against Riggs Funds or the Federated Trust generally.

     IN WITNESS WHEREOF, each of the Acquired Fund and the Acquiring Fund, and with respect to sections 4.1(o) and 4.2(m) hereof, Federated Investors, Inc. and Riggs Investment Advisors, Inc, has caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

                                       Acquired Fund:

                                       RIGGS FUNDS
                                       on behalf of its Portfolio,
                                       RIGGS SMALL COMPANY STOCK FUND

                                       By:

                                       Name:

                                       Title:

                                       Acquiring Fund:

                                       EDERATED EQUITY FUNDS
                                       On behalf of its portfolio
                                       FEDERATED KAUFMANN FUND


                                       By:

                                       Name:

                                       Title:

                                       FEDERATED INVESTORS, INC.
                                       with respect to the Agreement described
                                       in Sections 4.1(o) and 4.2(m) of the
                                       Agreement

                                       By:

                                       Name:

                                       Title:


                                       RIGGS INVESTMENT ADVISORS, INC.
                                       with respect to the Agreement described
                                       in Sections 4.1(o) and 4.2(m) of the
                                       Agreement


                                       By:

                                       Name:

                                       Title:


                                                                       EXHIBIT B
                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FEDERATED CAPITAL APPRECIATION FUND
Annual Report October 31, 2002

David P. Gilmore

Vice President
Federated Investment Management Company
Investment Review

Q. How would you characterize the investment environment for stocks over the past 12 months?

A. Economic recovery in the United States has been less sure-footed than many analysts had expected, and it certainly has occurred more slowly than investors have hoped. After a period of positive returns late in 2001 and early this year, especially for small- and mid-cap stocks, equities resumed their downward trend. Hopes of stronger earnings growth faded mid-year due to corporate earnings warnings. Any economic improvements that did occur were overshadowed by news of corporate fraud and accounting scandals as well as terrorism fears and concerns about conflicts with Iraq. Against this backdrop, the third quarter of 2002 was the thirteenth-worst quarter on record since 1924 for the S&P 500 Index, which returned (17.00)% for the quarter.1

Overall, no equity class was immune to deeper bear market losses, and stocks at all capitalization levels, in both the growth and value camps, delivered negative performances. Later in the fund's fiscal year, larger companies and growth stocks fared somewhat better than others, potentially reflecting a change in the market leadership that has favored smaller companies and the value style of investing since the stock bubble burst in the spring of 2000. Sectors that performed well on a relative basis included Health Care, Consumer Staples and Financials. Telecommunication Services, Information Technology and Materials were the worst performers.

Q. How did Federated Capital Appreciation Fund perform during this reporting period, and what factors influenced performance?

A. For the 12-month reporting period ended October 31, 2002, the fund's Class A, B and C shares produced total returns of (13.10)%, (13.76)%, and (13.73)%, respectively, based on net asset value. The fund's benchmark, the S&P 500 Index, returned (15.11)%during the reporting period. Although the fund's returns were negative, Federated Capital Appreciation Fund outperformed its peer group as measured by the Lipper Multi-Cap Core Funds Average,2 which produced a total return of (14.82)% for the same period.

Earlier this year, our underweighted position in the Information Technology and Telecommunications Services sectors, together with stock selection in Health
Care, Industrials and Information Technology, drove fund performance. Additionally, our initial overweighted position in Energy proved to be a good move for the fund. Stocks within the Consumer Discretionary and Consumer Staples areas, however, along with our Financials sector underweighting held back returns somewhat. Top-performing holdings for the fund included Abbott Laboratories, Omnicom Group, Inc., Zimmer Holdings, Inc., Pharmacia Corp. and Mylan Laboratories. Positions that impacted the fund negatively included Microsoft Corp., St. Jude Medical, Inc., Bowater, Inc. and MeadWestvaco Corp.

As you may recall, the split between value and growth holdings in Federated Capital Appreciation Fund ranges between 60%-40% either way. We have been adding recently to the growth portion of our portfolio as the risk/reward in these securities has been looking more attractive. As of October 31, 2002, the fund held 44% of its assets in value stocks and the remaining 56% in growth stocks.

Q.   What industry sectors have you underweighted and overweighted in the fund?

A. Earlier this year, we trimmed our exposure in Health Care, Utilities and Energy. We used proceeds from those sales to take advantage of attractive opportunities in Financials, Technology and Telecommunications, after having been underweight in those areas during the first half of the fund's fiscal year. We continued to add to our regional Bell carrier exposure--bringing the fund to its first overweight position in the Telecommunications sector in two years--on the belief that there is value to be recognized in this sector. We also have maintained a significant emphasis on pharmaceuticals companies, which generally have low valuations at this time, but we have little exposure to retail stocks given concerns about consumer spending.

Q.   What were the fund's top ten holdings and industry weightings?

A. The top ten holdings and sector weightings as of October 31, 2002 were as follows:


Security Name                     Security Sector             Percentage of
                                                              Net Assets
Microsoft Corp.                   Information Technology      2.7%
Pfizer, Inc.                      Health Care                 2.3%
Pharmacia Corp.                   Health Care                 2.0%
Abbott Laboratories               Health Care                 1.9%
Bear Stearns Cos., Inc.           Financials                  1.9%
Block (H&R), Inc.                 Industrials                 1.8%
Citigroup, Inc.                   Financials                  1.8%
Exxon Mobil Corp.                 Energy                      1.8%
Wells Fargo & Co.                 Financials                  1.8%
Coca-Cola Co.                     Consumer Staples            1.7%
TOTAL                                                         19.7%


                                  Percentage of               Percentage of
Sector                            Net Assets                  S&P 500 Index
Health Care                       19.5%                       14.9%
Financials                        15.7%                       20.6%
Industrials                       12.3%                       11.4%
Information Technology            11.7%                       14.3%
Consumer Staples                  11.4%                       9.8%
Consumer Discretionary            9.2%                        13.6%
Energy                            6.7%                        5.8%
Telecommunication Services        5.2%                        4.4%
Utilities                         3.1%                        2.6%
Materials                         2.6%                        2.6%
Other                             2.6%                        --


Q.   What were some of the fund's recent purchases?

A. Purchases of special note made during the reporting period include the following:

Lincoln National Corp. (0.7%of net assets): We used proceeds from our sale of Metropolitan Life Insurance to buy this leading life insurer at near-book value. The company has a leading franchise in the variable annuity market which we believe is under appreciated. It also is right-sizing its cost structure and cleaning up its balance sheet.

UST, Inc. (0.8% of net assets) is the leader in moist, smokeless tobacco, and the stock currently provides yields of over 7% without the litigation risk that plagues the cigarette manufacturers.

Wal-Mart Stores, Inc. (1.3% of net assets) is the world's largest retailer (7% market share) and has plenty of room to grow as it expands its "supercenter" format and international operations. Strong cost controls and a low pricing strategy make the company less vulnerable to a potential slowdown in consumer spending.

Verizon Communications, Inc. (1.7% of net assets) is a regional Bell carrier well positioned to grow faster in a deregulated market as it enters the long distance market. A strong wireless operation has helped to mitigate wireline cannibalization, and strong free cash flow has enabled Verizon to pay a healthy 4% dividend.

1 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

2 Lipper figures represent the average total returns reported by all mutual funds designated by Lipper Inc. as falling into the respective categories indicated. Lipper figures do not reflect sales charges.

FEDERATED CAPITAL APPRECIATION FUND-CLASS A SHARES

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Capital Appreciation Fund (Class A Shares) (the "Fund") from October 31, 1992 to October 31, 2002 compared to the Standard and Poor's 500 Index (S&P
500)2 and the Lipper Multi Cap Core Funds Average (LMCCFA).3


The  graphic   presentation  here  displayed  consists  of  a  line  graph.  The corresponding components of the line graph are listed underneath. The Class A Shares of Federated Capital Appreciation Fund (the "Fund") is represented by a solid line. The Standard & Poor's 500 Index ("S&P 500") is represented by a dotted line and the Lipper Multi Cap Core Funds Average "LMCCFA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, the S&P 500 and the LMCCFA. The "x" axis reflects computation periods from 10/31/1992 to 10/31/2002. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares, as compared to the S&P 500 and the LMCCFA. The ending values were $30,021, $25,655 and $22,952, respectively.


Average Annual Total Return4 for the Period Ended October 31, 2002
1 Year                                                              (17.89)%
5 Years                                                             4.21%
10 Years                                                            11.62%
Start of Performance (1/1/1977)                                     12.68%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investors shares when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund with no sales load. Effective November 14, 1995, the maximum sales charge was 5.50% ($10,000 investment minus $550 sales charge = $9,450). Effective January 1, 1996, the fiscal year end of this Fund was changed from December 31 to October 31. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LMCCFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LMCCFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

4    Total returns quoted reflect all applicable sales charges.

FEDERATED KAUFMANN FUND
Annual Report October 31, 2002

Lawrence Auriana

Portfolio Co-Manager Federated Investment Management Company

Hans Utsch

Portfolio Co-Manager Federated Investment Management Company

Investment Review

Dear Shareholder:

We are pleased to report that, despite a highly difficult stock market, the Federated Kaufmann Fund (the "Fund") outperformed its peer group by a wide margin. The Fund's total returns, based on net asset value were (8.90)%1 for Class A Shares, and (9.20)%1 for Class B and Class C Shares for the 12 months ended October 31, 2002, compared with a decline of (20.60)% for the Lipper Multi-Cap Growth Index (LMCGI).2

The following graphs illustrate a hypothetical investment of $10,0001 in the Fund for the 15-year period ended October 31, 2002, compared to the Russell Mid-Cap Growth Index (RMGI)3 and the LMCGI.

The Fund is the successor to The Kaufmann Fund, Inc. (Kaufmann Fund) pursuant to a reorganization on April 23, 2001. Prior to that date, the Fund's Class A, B, and C Shares had no investment operations.

Accordingly, the performance information provided is historical information of the Kaufmann Fund, but has been adjusted to reflect the sales charges and expenses applicable to the Fund's Class A, B, and C Shares. The Fund's performance assumes the reinvestment of all dividends and distributions.

The equity markets continue to be challenged by economic, budgetary and geopolitical uncertainties and, in addition, by growing investor distrust of corporate managements. In such an environment, we believe that it is especially important to genuinely know the managements and understand the business models, competitive advantages and corporate cultures of the companies in which one invests. Fortunately, this has been the essence of Federated Kaufmann's investment process for over 15 years and, we believe, the basis for our superior long-term performance.

The biggest gainers over the reporting period have all been profitable, well-managed, fast-growing companies including: PETsMART, Inc. (pet superstores, 9.0% of net assets), Lincare Holdings, Inc. (home respiratory therapy, 5.6% of net assets), Concord EFS, Inc. (electronic fund transfer services, 1.2% of net assets) and Affiliated Computer Services, Inc. (data processing services, 2.9% of net assets).

These investments have something else in common. They are in businesses that we have come to know well after many years of observation and study. For example, we started buying PETsMART, Inc. in 1998, having followed it since 1993 when it went public. We first bought Lincare Holdings, Inc. in 1992, and we initially bought Concord EFS, Inc. and Affiliated Computer Services, Inc. in 1994.

Of course, we are always establishing new positions in companies that we believe--based on fundamental research, personal contacts with management, customers and competitors--have excellent growth prospects, strong franchises, superior returns on capital, solid balance sheets and, above all, great management. Recently, for example, the Fund bought shares of Inveresk Research Group, Inc. and Advance Auto Parts, Inc. on their initial public offerings. The decision to add these positions to our portfolio was based, to a large extent, on years of buying and selling stocks of other companies in similar businesses. We believe our many years of experience give us an information advantage in our stock selection.

Our investment strategy has not changed: We continue to focus on individual companies (not market sectors) that have strengthening fundamentals for both near-term and long-term growth in sales and earnings. While many of the elements necessary for an economic recovery appear to be in place, there is a good likelihood that the pace of recovery will continue to be relatively modest. In such a case, companies with strong growth prospects should become relatively more valuable because they will be harder to find.

The Fund's underweight in the Technology sectors helped the Fund outperform its benchmark over the reporting period. In these sectors, we are patiently waiting either for prices to correct or for business fundamentals to catch up to prices. Once the supply and demand disturbances of the last few years begin to be resolved, we think some of the great companies that we have followed for years, and know well, should present attractive investment opportunities.

Looking ahead, we are optimistic that the U.S. economy may be coming off a bottom. Many of our portfolio holdings have the potential to benefit from an economic upturn, and they are dominant competitors.

In summary, we are pleased with the fund's portfolio and despite the many economic and geopolitical uncertainties affecting the market, our intensive company-specific fieldwork has been turning up attractive new investment opportunities.

As always, we thank you for your support and look forward to serving you for many years to come.

Sincerely yours,

Hans Utsch                    Lawrence Auriana
Portfolio Co-Manager          Portfolio Co-Manager

December 16, 2002


1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Total returns for the period, based on offering price, (i.e., less any sales charge or redemption fee) for Class A , B, and C Shares were (13.91)%, (13.79)%, and (10.03)%, respectively. Current performance information is available at our Web sites www.federatedinvestors.com or by calling 1-800-341-7400.

2 Lipper figures represent the average of the total returns reported by all mutual funds designated by Lipper, Inc. as falling into the category indicated. Lipper figures do not reflect sales charges.

3 The RMGI measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. Investments cannot be made in an index.

FEDERATED KAUFMANN FUND--CLASS A SHARES

The  graphic   presentation  here  displayed  consists  of  a  line  graph.  The corresponding components of the line graph are listed underneath. The Class A Shares of Federated Kaufmann Fund (the "Fund") is represented by a solid line. The Russell Mid-Cap Growth Index ("RMGI") is represented by a dotted line and the Lipper MultiCap Growth Index ("LMCGI") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, the RMGI and the LMCGI. The "x" axis reflects computation periods from 10/31/1987 to 10/31/2002. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares, as compared to the RMGI and the LMCGI. The ending values were $113,861, $45,732 and $41,254, respectively.


Average Annual Total Return for the Period Ended 10/31/2002


                                        1 Year    2 Years   5 Years   10 Years  15 Years
Federated Kaufmann Fund -- Class A
Shares2                                 (8.90)%   (9.20)%   3.81%     12.83%   17.92%
Russell Mid-Cap Growth Index3           (17.62)%  (31.34)%  (1.62)%   7.43%    10.50%
Lipper Multi-Cap Growth Index3          (20.60)%  (32.16)%  (2.75)%   7.19%    9.91%


Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate, so that when an investor's shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represent a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The RMGI and the LMCGI have been adjusted to reflect reinvestment of all dividends on securities in the index.

2 Performance shown is for the Fund's Class A Shares at net asset value. Based on the maximum sales charge of 5.50%, the Fund's Class A Shares' average annual 1-year, 2-year, 5-year, 10-year and 15-year total returns were (13.91)%, (11.73)%, 2.64%, 12.20% and 17.48%, respectively. Additional classes of shares are available. Performance for these classes will vary due to differences in charges and expenses.

3 The RMGI and the LMCGI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. These indexes are unmanaged.

FEDERATED TOTAL RETURN GOVERNMENT BOND FUND
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Annual Report for the 12 Months Ended February 28, 2003

Investment Review

Federated Total Return Government Bond Fund invests in U.S. government securities that include U.S. Treasury, agency and mortgage-backed securities. The fund's average duration is managed within 20% of the duration of the Lehman Brothers Government Bond Index (LBGB).1

U.S. government bonds were top performers again during the fund's annual reporting period as economic growth was dampened by corporate scandals, equity market declines and the war on terrorism. Treasury yields moved higher early in the reporting period as the economy showed signs of recovery and the Federal Reserve Board (the "Fed") shifted from its easing bias in effect since December 2000 to a neutral bias in March 2002. Yields of 5-year and 10-year Treasury notes rose from 4.19% and 4.88%, respectively, at the end of February 2002 to 4.84% and 5.43% in late March/early April 2002.

However, corporate accounting scandals and equity market declines fueled a flight to quality into U.S. government securities, especially the front end of the yield curve, during the summer. Also, geopolitical uncertainty was on the rise due to the looming war with Iraq and escalating tensions with North Korea. These factors, combined with weaker economic data in the latter half of the reporting period, drove market speculation of a double-dip recession. Heightened geopolitical risks and weaker economic data prompted the Fed to lower the federal funds target rate to 1.25% in early November 2002 after leaving the rate unchanged at 1.75% all year. The Treasury yield curve steepened significantly as shorter-term yields declined more than longer-term yields and yields of 5-year and 10-year Treasury notes fell to 2.66% and 3.69%, respectively, by the end of February 2003.

Almost one third of the fund was invested in government agency securities and one fourth in government mortgage backed securities during much of the reporting period. The fund's agency and mortgage backed positions were reduced late in the reporting period as a result of agency and mortgage backed securities outperforming Treasury securities on a duration--adjusted basis during the reporting period. At the end of February 2003, 26% of the fund was invested in government agency securities and 18% was invested in government mortgage backed securities, and the fund's average duration was within its neutral range at 4.7 years. The fund's net total return for the year ended February 28, 2003 was 11.81% for the Institutional Shares versus 11.26% for the LBGB.2

1 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations. LBGB is a material value weighted index of U.S. government and government agency securities with maturities of one year or more. This index is unmanaged, and investments cannot be made in an index.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

FEDERATED TOTAL RETURN GOVERNMENT BOND FUND-INSTITUTIONAL SERVICE SHARES

Growth of a $25,000 Investment in Federated Total Return Government Bond Fund

The graph below illustrates the hypothetical investment of $25,0001 in the Federated Total Return Government Bond Fund (Institutional Service Shares) (the "Fund") from October 19, 1995 (start of performance) to February 28, 2003, compared to the Lehman Brothers Government Bond Index (LBGB).2

The  graphic   presentation  here  displayed  consists  of  a  line  graph.  The corresponding components of the line graph are listed underneath. The Institutional Service Shares of Federated Total Return Government Bond Fund (the "Fund") is represented by a solid line. The Lehman Brothers Government Bond Index ("LBGB) is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $25,000 hypothetical investment in the Institutional Service Shares of the Fund and the LBGB. The "x" axis reflects computation periods from 10/19/1995 to 2/28/2003. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Institutional Service Shares, as compared to the LBGB. The ending values were $42,085 and 43,393, respectively.

Average Annual Total Returns for the Period Ended 2/28/2003
1 Year                                                                  11.48%
5 Years                                                                 7.59%
Start of Performance (10/19/1995)                                       7.33%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

This report must be preceded or accompanied by the Fund's prospectus dated April 30, 2003, and, together with financial statements contained therein, constitutes the Fund's annual report.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGB has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The LBGB is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

FEDERATED TOTAL RETURN BOND FUND
6TH ANNUAL REPORT
November 30, 2002

Joseph M. Balestrino
Senior Vice President
Federated Investment Management Corporation
Investment Review

[Shareholders' Note: The fund is co-managed by a team of portfolio managers, in addition to lead manager Joseph M. Balestrino, who are experts in key bond market sectors: U.S. government--Christopher J. Smith, Vice President, Federated Investment Management Corp.; high-yield corporate bonds--Mark E. Durbiano, Senior Vice President, Federated Investment Management Corp.; and Donald T. Ellenberger, Vice President, Federated Investment Management Corp.]

The 12-month reporting period ended November 30, 2002 was positive for all high-quality, fixed-income investors. Interest rates fell across the entire majority spectrum, most notably in the two- to five-year maturity range. In general, the bond market could be characterized as exhibiting a significant "flight to quality" impact, specifically related to an assortment of terrorist activities, corporate accounting scandals, earnings shortfalls and intermittent economic indicator weakness. In such an uncertain environment, investor demand for high-quality debt securities stayed at a high level for much of the past year. Further augmenting the safety-conscious investor pattern was the fact that the Federal Reserve Board (the "Fed") lowered the federal funds target rate twice over the past 12 months in a continued effort to help stimulate the U.S. economy. Despite all of the financial market's volatility and seemingly negative corporate developments, it must be noted that most economic indicators had improved from the beginning to the end of the fund's reporting period. The most notable were improvements in manufacturing, jobless claims, commodity prices and year-over-year earnings' rates.

Overall, the fund had a good year in terms of performance. Institutional Shares and Institutional Service Shares posted total returns of 6.10% and 5.79. This exceeded the 5.33% average return of its peers in the Lipper Investment Grade Debt Funds category.1 However, over the reporting period the fund underperformed the 7.32% return for its benchmark, Lehman Brothers Aggregate Bond Index.2

The past year was not one of significant portfolio composition adjustments. The fund's duration,3 or sensitivity to interest rate movements, was generally maintained within a range of 95-105% of the Lehman Brothers Aggregate Bond Index duration. In addition, quality parameters were also maintained with a fairly constant overweight to the higher yielding corporate bond sector. Thus, the portfolio generated an income flow well in excess of either the Lehman Index or the Lipper peer group category.

1 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

2 Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original amount invested. Indexes are unmanaged and are rebalanced monthly by market capitalization. Investments cannot be made in an index.

3 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to change in interest rates than securities of shorter durations.

FEDERATED TOTAL RETURN BOND FUND-INSTITUTIONAL SERVICE SHARES

GROWTH OF A $25,000 INVESTMENT

The graph below illustrates the hypothetical investment of $25,0001 in the Federated Total Return Bond Fund (Institutional Service Shares) (the "Fund") from October 1, 1996 (start of performance) to November 30, 2002 compared to the Lehman Brothers Aggregate Bond Index (LBAB).2

The  graphic   presentation  here  displayed  consists  of  a  line  graph.  The corresponding components of the line graph are listed underneath. The Institutional Service Shares of Federated Total Return Bond Fund (the "Fund") is represented by a solid line. The Lehman Brothers Aggregate Bond Index ("LBAB") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $25,000 hypothetical investment in the Institutional Service Shares of the Fund and the LBAB. The "x" axis reflects computation periods from 10/1/1996 to 11/30/2002. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Institutional Service Shares, as compared to the LBAB. The ending values were $38,946 and $39,800, respectively.

Average Annual Total Returns for the Year Ended 11/30/2002
1 Year                                                                   5.79%
5 Years                                                                  6.74%
Start of Performance (10/1/1996)                                         7.45%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBAB has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The LBAB is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

FEDERATED SHORT-TERM MUNICIPAL TRUST
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
Annual Report for the 12 Months Ended June 30, 2002
Investment Review

Jeff A. Kozemchak, CFA, Vice President, Federated Investment Management Company

PERFORMANCE

For the twelve months ended June 30, 2002, Federated Short-Term Municipal Trust produced a total return of 4.63%1 for Institutional Shares (IS) and 4.37%1 for Institutional Service Shares (ISS), as tax-exempt dividend income was enhanced by price appreciation due to falling interest rates. These returns handily exceeded the Lipper Short-Term Municipal Debt Funds average total return of 3.96% over the period.2 For the one-year, five-year, and ten-year periods ended June 30, 2002, the fund had the following rankings in the Lipper Short-Term Municipal Debt Funds category: 7th (IS) and 14th (ISS) out of 40 funds; 6th (IS) and 13th (ISS) out of 26 funds; and 4th (IS) out of 7 funds. The fund's one-year total returns are equivalent to taxable total returns of 7.05% (IS) and 6.63%
(ISS) for investors in the highest federal tax bracket. These total returns significantly exceeded those of taxable money market funds over the one-year period.3

Nevertheless, the fund is managed predominately for tax-exempt income,4 with a secondary goal of minimizing the fluctuation of principal value. The fund produced income dividends exempt from federal regular income taxes of approximately $0.3876 per share (IS) and $0.3618 per share (ISS). These dividends are equivalent to annualized tax-free distribution rates of 3.74% (IS) and 3.50% (ISS). For investors at the highest federal tax bracket, these distributions are comparable to tax-equivalent distribution rates of 6.09% (IS) and 5.70% (ISS).

The fund's 30-day net distribution yield on June 30, 2002, was 3.44% (IS) and 3.19% (ISS).5 The fund's 30-day SEC yield on June 30, 2002 was 2.66% (IS) and 2.41% (ISS).6 After a period of sharply declining interest rates, the fund's yield remains significantly above similar maturity and quality municipal bonds that are currently being issued in the market. For example, a "AAA" rated 2-year maturity municipal bond issued on June 30, 2002 had a yield of only 1.97%, illustrating the attractiveness of the fund's income stream.


MARKET OVERVIEW

Mixed economic data, continued geopolitical distress, and a bear market in equities has resulted in a flight to quality that has helped to make municipal bonds the preferred sector for high net worth investors. The corporate and high yield bond markets continued to suffer from a weakening economy, earnings reliability, and management credibility problems. While not immune to economic slowdowns and the impact on state and local governments, the effects of a recession and the impact on credit quality in the municipal market have been rather muted, especially when compared with the corporate bond market. As a result, flows into municipal bond funds, including Federated Short-Term Municipal Trust, have been consistently positive. The increased level of demand from both retail and institutional sources has helped the municipal bond market perform well relative to other fixed income asset classes.

In the latter half of 2001, the Federal Reserve Board (the "Fed") eased six times, moving the federal funds target rate from 4.00% to 1.75%. As a result, short-term interest rates fell rapidly during 2001, but exhibited moderate volatility in early 2002 as the market expected an economic recovery that failed to materialize. Interest rates for 2-year municipal bonds are now at their lowest point in the past decade. Interest rates as measured by the 2-year, AAA-rated, municipal bond started the period at a high of 3.15%, declined to 2.25% by early November, traded in range between 2.10% and 2.85% from December through March, but steadily moved lower to end the period at 1.97%. In this interest rate environment, bonds on the short-end of the curve performed very well on a risk-adjusted basis relative to their longer-term counterparts, as the yield curve steepened significantly as short-term bond yields fell.

FUND STRATEGY

Because short-term rates were falling rapidly and the fund's yield generally was higher than the yields of direct market securities over the reporting period, investors found the fund to be an attractive investment versus direct securities.

Because high-quality bonds perform best in a bull markets for bonds (declining interest rates) and a slowing economy, our new purchases for the fund mainly concentrated on quality and liquidity. However, because the fund is managed primarily to maximize the distribution of tax-exempt income, we also purchased a number of attractively priced higher yielding short-term bonds in the healthcare, utilities, paper, oil and refining, and transportation sectors.

At the end of the reporting period, the fund had over 70% of its assets in issues rated "A" or better. The average rating of the fund's portfolio was "AA". For the first nine months of the reporting period, the duration of the fund ranged from 2.0 to 2.4 years, slightly longer than our Lipper peer group.7 In the final three months, we shortened the duration to 1.75 years after interest rates had fallen considerably.

MARKET OUTLOOK

We anticipate a continuation of slow economic growth into the second half of 2002, and for the Fed to leave the federal funds target rate unchanged for the remainder of the year. As a result, the municipal yield curve should remain rather steep, providing incentive for management to move out of overnight vehicles into short and short-intermediate bonds for incremental return. We expect issuance will continue to surge as low interest rates and the need to fix state and local budget deficits persists. At the same time, turmoil in the equity and corporate bond markets make municipals an attractive choice for investors seeking lower volatility in their portfolios. As always, we will continue to watch, with great interest, market developments in order to best serve our municipal clients.

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

3 Unlike money market funds, which seek to maintain a $1.00 share price, the fund's share price fluctuates in value.

4 Income may be subject to the federal alternative minimum tax and state and local taxes.

5 The 30-day distribution rate reflects actual distributions made to shareholders. It is calculated by dividing the monthly annualized dividend plus short-term capital gains, if any, by the average 30-day offering price.

6 The 30-day SEC yield is calculated by dividing the net investment income per share for the 30 days ended on the date of calculation by the maximum offering price per share on that date. The figure is compounded and annualized.

7 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

FEDERATED SHORT-TERM MUNICIPAL TRUST-INSTITUTIONAL SERVICE SHARES

Growth of $25,000 Invested in Federated Short-Term Municipal Trust The graph below illustrates the hypothetical investment of $25,0001 in the Federated Short-Term Municipal Trust (Institutional Service Shares) (the "Fund") from September 1, 1993 (start of performance) to June 30, 2002, compared with the Lehman Brothers 1-Year Municipal Index (LB1MI),2 and the Lehman Brothers 3-Year Municipal Index (LB3MI).2

The  graphic   presentation  here  displayed  consists  of  a  line  graph.  The corresponding components of the line graph are listed underneath. The Institutional Service Shares of Federated Short-Term Municipal Trust (the "Fund") is represented by a solid line. The Lehman Brothers 1-Year Municipal Index ("LB1MI") is represented by a dotted line and Lehman Brothers 3-Year Municipal Index ("LB3MI") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $25,000 hypothetical investment in the Institutional Service Shares of the Fund, the LB1MI and the LB3MI. The "x" axis reflects computation periods from 9/1/1993 to 6/30/2002. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Institutional Service Shares, as compared to the LB1MI and the LB3MI. The ending values were $35,269, $38,913 and $37,161, respectively.


Average Annual Total Return for the Period Ended 6/30/2002
1 Year                                                                   4.37%
5 Years                                                                  4.18%
Start of Performance (9/1/1993)                                          3.97%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

This report must be preceded or accompanied by the Fund's prospectus dated August 31, 2002, and, together with financial statements contained therein, constitutes the Fund's annual report.

1 Represents a hypothetical investment of $25,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LB1MI and LB3MI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LB1MI and LB3MI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. These indexes are unmanaged and investments cannot be made in an index.

FEDERATED INTERMEDIATE MUNICIPAL TRUST
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
Annual Report for the 12 Months Ended May 31, 2002
Investment Review

MARKET ENVIRONMENT

Mixed economic data and continued geopolitical distress has resulted in a flight to quality that has helped to make municipal bonds the preferred sector for all types of investors. As a result, flows into municipal bond funds have been consistently positive. The increased level of demand from both retail and institutional sources has helped the municipal bond market to perform well relative to other fixed income asset classes. The municipal yield curve steepened as the Federal Reserve Board (the "Fed") appeared to be in no hurry to change interest rate policy and demand for short-term debt continued unabated. The 5, 10 and 30-year AAA municipal bond yields changed by, minus 76 basis points, minus 45 basis points and minus 15 basis points, respectively. General obligation debt (states, counties and cities) came under increased ratings pressure as budget shortfalls resulted from the recession's effects on sales and income taxes. Municipal Bond yields, as represented by the Bond Buyer 40 Municipal Index,1 declined moderately over the period from 5.44% at the beginning of April to 5.28% at the end of June.

PERFORMANCE

The fund's total return over the reporting period was 5.93%.2 The portfolio's positioning in intermediate maturities with convex structures had a positive impact as interest rates declined. Sector exposure to hospital and industrial development debt also provided positive incremental return over the period.

STRATEGY REVIEW

The fund attempts to maximize tax-exempt income3 within specific risk parameters. Incremental return is provided to the portfolio by making relative value decisions involving credit spreads relationships to benchmarks, yield curve positioning, state and sector allocations, and appropriate bond structures (coupon and callability).

Strategy has involved maintaining fund duration at a neutral weighting to the respective benchmark. A combination of low absolute interest rates, clear signs of the emerging economic recovery and municipal bond valuations that are fair value to treasury and corporate bonds, make a neutral duration4 position prudent. Total return should be driven by income generation at this stage of the business cycle and less so by price return. The municipal yield curve's current steepness provides attractive yields and the best opportunity to roll down the curve in the 2012 to 2016 year maturity range. This is the portion of the yield curve where purchases have been concentrated. Credit spreads should narrow as the economic recovery accelerates. As a result, the purchase of lower quality municipal debt (A and BBB rated) is being undertaken.

OUTLOOK

A delay in the Fed's expected action on interest rates means the municipal yield curve should remain steep in the short term. This provides an opportunity for leveraged trades to outperform as short-term interest rates remain significantly below long term interest rates. Issuance will continue to surge as low interest rates and the need to fix state and local budget deficits persists. Numerous state and local governments will have to work through budget shortfalls resulting from regional economic slowdown and the resulting increases in short-term and long-term debt. This reality will continue to put pressure on the yields at which states like New York and California are able to borrow. The forecasts for municipal debt issuance have been increased for the remainder of 2002. The low level of interest rates and deepening state budget problems should lead to continued heavy issuance. This could result in pressure on municipal bond prices if the demand for tax-exempt debt is unable to be accommodative.

1 The Bond Buyer Index is comprised of 40 actively quoted and traded municipal bonds.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

3 Income may be subject to the federal alternative minimum tax and state and local taxes.

4 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

FEDERATED INTERMEDIATE MUNICIPAL TRUST

Growth of $25,000 Invested in Federated Intermediate Municipal Trust

The graph below illustrates the hypothetical investment of $25,0001 in the Federated Intermediate Municipal Trust (the "Fund") from May 31, 1992 to May 31, 2002 compared to the Lehman Brothers 7 Year General Obligation Municipal Bond Index (LB7GO)2 and the Lipper Intermediate Municipal Debt Funds Average (LIMDFA).3

The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Federated Intermediate Municipal Trust (the "Fund") is represented by a solid line. The Lehman Brothers 7 Year General Obligation Municipal Bond Index ("LB7GO") is represented by a dotted line and the Lipper Intermediate Municipal Debt Funds Average ("LIMDFA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $25,000 hypothetical investment in the Shares of the Fund, the LB7GO and the LIMDFA. The "x" axis reflects computation periods from 5/31/1992 to 5/31/2002. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Shares, as compared to the LB7GO and the LIMDFA. The ending values were $41,562, $46,919 and 42,565, respectively.

Average Annual Total Return for the Period Ended 5/31/2002
1 Year                                                                  5.93%
5 Years                                                                 4.83%
10 Years                                                                5.21%
Start of Performance (12/26/1985)                                       5.87%

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder may pay on the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

This report must be preceded or accompanied by the Fund's prospectus dated July 31, 2002, and together with financial statements contained therein, constitutes the Fund's annual report.

1 Represents a hypothetical investment of $25,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LB7GO and LIMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LB7GO is an unmanaged index of municipal bonds, issued after January 1, 1991, with a minimum credit rating of at least Baa, which have been issued as part of a deal of at least $50 million, a maturity value of at least $5 million and a maturity range of six to eight years. As of January 1996, the index also includes zero coupon bonds and bonds subject to the Alternative Minimum Tax. It is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. This index is unmanaged.

3 The LIMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses and other fees that the SEC requires to be reflected in the Fund's performance.

RIGGS FUNDS

INVESTMENT REVIEW

RIGGS STOCK FUND

RIGGS SMALL COMPANY STOCK FUND1

We maintained our investment strategy in the extremely volatile environment that persisted in the year ended April 30, 2003. We remained extremely close to our benchmark's sector weighting and were focused on individual stock selection to add alpha to the portfolio. We continued to emphasize those companies that have solid revenue and earnings growth, strong management teams and had good relative multiples. During the reporting period, large cap stocks outperformed small cap stocks for the first time since 1999, reflecting a flight to quality and avoidance of the most economically sensitive segments of the market.

The Riggs Stock Fund generated a return of (13.72)%2 (Class Y Shares) for the year ended April 30, 2003, performing similarly to the total return of our benchmark, the Standard & Poor's 500 Index (S&P 500)3, which lost 13.31%. Stock selection contributed most to the relative performance, as we maintained sector weights close to those of the benchmark. The Fund benefited from strong stock selection in Consumer Discretionary, Energy and Technology, while the selection in Health Care and Utility detracted it.

In the Consumer Discretionary category, our overweight position in The Gap, Inc. and Clear Channel Communications, Inc. added value to the portfolio. Gap has been restructuring successfully, its new merchandise assortment that includes
Old Navy has been well received, and its strategy to frequently change store displays became a reason for shoppers to visit Gap stores more often. Clear
Channel Communications benefited from the strong improvement in radio advertising. In the Energy sector, our position in Halliburton Company had a positive effect on the portfolio. Halliburton moved closer to a settlement on its asbestos exposure, while executing in an improved environment for oil and gas exploration and oil well services. In the Technology sector, our position in Hewlett-Packard Co. added value to the portfolio. Hewlett-Packard continued to deliver gains from synergies achieved thorough its merger with Compaq, with strong products and performance in the printer segment, which has benefited from the growing digital imaging market. Our holdings of Cigna and El Paso in the Health Care and Utility sectors, respectively, adversely affected our performance.

Despite generating negative returns for the year ended April 30, 2003, the Riggs Small Company Stock Fund significantly outperformed its benchmark, the Russell 2000 Index4, with a return of (11.65)%2 (Class Y Shares), compared to (20.75)% for the benchmark. Stock selection contributed most to the relative performance, as we maintained sector weights close to those of the benchmark. The Fund benefited from strong stock selection in the Industrial, Health Care and Financial sectors, while selection in Technology adversely affected the relative returns.

In the Industrial sector our positions in Mesa Air Group, Inc. and Wabash National Corp. added strongly to the relative performance of the portfolio. As a low cost operator, Mesa Air continued to gain share, particularly as its code share partners were able to avoid liquidation. Wabash has been executing its restructuring plan successfully, cutting costs heavily and moving to divest its non-core divisions. In the Health Care sector, our holding of Owens and Minor, Inc. added value to our performance. Owens and Minor is a distributor of medical supplies; the firm is growing by supplying more of non-commodity type and high tech supplies with better revenues and margins. In the Financial sector, our position in First Bancorp contributed positively to the relative performance of the portfolio. First Bancorp has gained from strong loan growth, increased market share, and improved diversification of its portfolio. In the Technology sector, our holding of Axcelis Technologies, Inc. adversely affected our relative performance, as demand from its semiconductor customers fell more sharply than expected.

Both the Riggs Stock Fund and the Riggs Small Company Stock Fund benefited from the settlement of class action lawsuits, the proceeds of which were received in April 2003. The lawsuits related to two of the Funds' holdings were in the late 1990s.

RIGGS U.S. GOVERNMENT SECURITIES FUND

The Riggs U.S. Government Securities Fund produced a total return of 9.56%2 (Class Y Shares) for the twelve-month period ended April 30, 2003, compared to an 11.09% return for the Merrill Lynch U.S. Treasury Agency Master Index7 over the same period. During the reporting period the yield curve steepened by 86 basis points, with the middle of the yield curve outperforming the longer-dated maturities. The Treasury and Mortgage sectors were the worst performing during the reporting period, while the Commercial Mortgage Backed Securities (CMBS) and Corporate sectors were the best performing. The Fund's duration6 underweight relative to its index caused a drag on the Fund's performance. Additionally, the Fund's overweight in mortgage bonds hurt the Fund's relative performance as rates declined and prepayments accelerated during the reporting period.

RIGGS BOND FUND

The Riggs Bond Fund produced a total return of 9.84%2 for the twelve-month period ended April 30, 2003, compared to a 12.43% return for the Lehman Brothers Government Credit Total Index5 over the same period. During the reporting period the yield curve steepened by 86 basis points, with the middle of the yield curve outperforming the longer-dated maturities. The Treasury and Mortgage sectors were the worst performing during the reporting period, while the CMBS and Corporate sectors were the best performing. The Fund's duration6 underweight relative to its index caused a drag on the Fund's performance. Additionally, the Fund's higher credit quality hurt the Fund's relative performance, as BBB rated corporate bonds were stellar performers.

RIGGS SHORT TERM TAX FREE BOND FUND8

The Riggs Short Term Tax Free Bond Fund produced a total return of 5.78%2 for the twelve-month period ended April 30, 2003, compared to a 5.82% return for the Lehman Brothers 3 Year Municipal Bond Index.9 During the reporting period the tax-exempt yield curve steepened by 71 basis points, with the longer maturities outperforming the shorter-dated maturities. The Hospital and Education sectors were the best performing during the reporting period, while the Housing and Industrial Development Revenue Bond (IDRB) sectors were the worst performing.
Demand for municipals was robust, as investors were willing to pay very aggressive levels for lower rated credits and specialty states. The Fund's neutral positioning regarding maturity and its focus on higher quality credits produced returns that were in line with that of the index.4

RIGGS INTERMEDIATE TAX FREE BOND FUND8

The Riggs Intermediate Tax Free Bond Fund produced a total return of 9.43%2 for the twelve-month period ended April 30, 2003, compared to an 8.50% return for the Lehman Brothers 10 Year Municipal Bond Index.10 During the reporting period the tax-exempt yield curve steepened by 71 basis points, with the longer maturities outperforming the shorter-dated maturities. The Hospital and Education sectors were the best performing during the reporting period, while the Housing and the IDRB sectors were the worst performing. Demand for municipals was robust, as investors were willing to pay very aggressive levels for lower-rated credits and specialty states. The Fund's overweight in longer maturities constituted the bulk of its outperformance versus its index.

1 Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so than an investor's shares, when redeemed, may be worth more or less than their original cost. Yields will vary. Current performance information is available by calling 1-800-934-3883.

3 The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

4 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The index is unmanaged, and investments cannot be made in an index.

5 The Lehman Brothers Government Credit Total Index is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one month, three-month, twelve-month, and ten-year periods and year-to-date. The index is unmanaged, and investments cannot be made in an index.

6 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

7 The Merrill Lynch U.S. Treasury Agency Master Index is an unmanaged index comprised of long-term bonds publicly issued by the U.S. government or its agencies. Investments cannot be made in an index.

8 Income may be subject to the federal alternative minimum tax and state and local taxes.

9 The Lehman Brothers 3 Year Municipal Bond Index is an unmanaged index of municipal bonds issued after January 1, 1991 with a minimum credit rating of at least Baa, been issued as part of a deal of at least $50 million, have a maturity value of at least $5 million and a maturity range of 1-5 years. As of January 1996 the index also includes zero coupon bonds and bonds subject to Alternative Minimum Tax. Investments cannot be made in an index.

10 The Lehman Brothers 10 Year Municipal Bond Index is an unmanaged index of municipal bonds issued after January 1, 1991 with a minimum credit rating of at least Baa, been issued as part of a deal of at least $50 million, have a maturity value of at least $3 million and a maturity range of 10 years or greater. As of January 1996 the index also includes zero coupon bonds and bonds subject to Alternative Minimum Tax. Investments cannot be made in an index.


Riggs Stock Fund
Class R Shares

Growth of $10,000 Invested in Riggs Stock Fund, Class R Shares

The graph below illustrates the hypothetical investment of $10,000* in Riggs Stock Fund, Class R Shares (the "Fund") from April 30, 1993 to April 30, 2003 compared to the Standard and Poor's 500 Index (S&P 500).**

The  graphic   presentation  here  displayed  consists  of  a  line  graph.  The corresponding components of the line graph are listed underneath. The Class R Shares of Riggs Stock Fund (the "Fund") is represented by a solid diamond line. The Standard & Poor's 500 Index ("S&P 500") is represented by a dotted square line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class R Shares of the Fund and the S&P 500. The "x" axis reflects computation periods from 4/30/1993 to 4/30/2003. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class R Shares, as compared to the S&P 500. The ending values were $18,668 and $25,218, respectively.

AVERAGE ANNUAL TOTAL RETURNS*** FOR THE PERIOD ENDED APRIL 30, 2003
1 Year          (15.58)%
5 Years         (8.39)%
10 Years        6.44%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge in effect May 11, 1992 of 3.50% ($10,000 investment minus $350 sales charge = $9,650). Effective December 18, 1995, the maximum sales charge increased to 5.75%. Effective July 1, 1998, the front end sales charge was eliminated, and a contingent deferred sales charge of 2.00% for newly purchased Class R Shares was implemented. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

** The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Riggs Stock Fund
Class Y Shares

Growth of $10,000 Invested in Riggs Stock Fund, Class Y Shares

The graph below illustrates the hypothetical investment of $10,000* in Riggs Stock Fund, Class Y Shares (the "Fund") from December 20, 1999 (start of performance) to April 30, 2003 compared to the Standard and Poor's 500 Index (S&P 500).**

The  graphic   presentation  here  displayed  consists  of  a  line  graph.  The corresponding components of the line graph are listed underneath. The Class Y Shares of Riggs Stock Fund (the "Fund") is represented by a solid diamond line. The Standard & Poor's 500 Index ("S&P 500") is represented by a dotted square line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class Y Shares of the Fund and the S&P 500. The "x" axis reflects computation periods from 12/20/1999 to 4/30/2003. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class Y Shares, as compared to the S&P 500. The ending values were $6,691 and $6,763, respectively.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED APRIL 30, 2003
1 Year                                 (13.72)%
Start of Performance (12/20/1999)      (11.27)%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

** The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

Riggs Small Company Stock Fund
Class R Shares

Growth of $10,000 Invested in Riggs Small Company Stock Fund, Class R Shares

The graph below illustrates the hypothetical investment of $10,000* in Riggs Small Company Stock Fund, Class R Shares (the "Fund") from February 27, 1995 (start of performance) to April 30, 2003 compared to the Russell 2000 Index
(RUS2).**

The  graphic   presentation  here  displayed  consists  of  a  line  graph.  The corresponding components of the line graph are listed underneath. The Class R Shares of Riggs Small Company Stock Fund (the "Fund") is represented by a solid diamond line. The Russell 200 Index ("RUS2") is represented by a dotted square line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class R Shares of the Fund and the RUS2. The "x" axis reflects computation periods from 2/27/1995 to 4/30/2003. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class R Shares, as compared to the RUS2. The ending values were $18,921 and $17,481, respectively.

AVERAGE ANNUAL TOTAL RETURNS*** FOR THE PERIOD ENDED APRIL 30, 2003
1 Year                              (13.67)%
5 Years                             (4.94)%
Start of Performance (2/27/1995)    8.59%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge in effect February 27, 1995 of 3.50% ($10,000 investment minus $350 sales charge = $9,650). Effective December 18, 1995, the maximum sales charge increased to 5.75%. Effective July 1, 1998, the front end sales charge was eliminated, and a contingent deferred sales charge of 2.00% for newly purchased Class R Shares was implemented. The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS2 has been adjusted to reflect reinvestment of dividends on securities in the index.

** The RUS2 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Riggs Small Company Stock Fund
Class Y Shares

Growth of $10,000 Invested in Riggs Small Company Stock Fund, Class Y Shares

The graph below illustrates the hypothetical investment of $10,000* in Riggs Small Company Stock Fund, Class Y Shares (the "Fund") from December 20, 1999 (start of performance) to April 30, 2003 compared to the Russell 2000 Index
(RUS2).**

The  graphic   presentation  here  displayed  consists  of  a  line  graph.  The corresponding components of the line graph are listed underneath. The Class Y Shares of Riggs Small Company Stock Fund (the "Fund") is represented by a solid diamond line. The Russell 2000 Index ("RUS2") is represented by a dotted square line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class Y Shares of the Fund and the RUS2. The "x" axis reflects computation periods from 12/20/1999 to 4/30/2003. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class Y Shares, as compared to the RUS2. The ending values were $11,233 and $8,952, respectively.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED APRIL 30, 2003
1 Year                                  (11.65)%
Start of Performance (12/20/1999)       3.52%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS2 has been adjusted to reflect reinvestment of dividends on securities in the index.

** The RUS2 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

Riggs U.S. Government Securities Fund
Class R Shares

Growth of $10,000 Invested in Riggs U.S. Government Securities Fund, Class R Shares

The graph below illustrates the hypothetical investment of $10,000* in Riggs U.S. Government Securities Fund, Class R Shares (the "Fund") from April 30, 1993 to April 30, 2003 compared to the Merrill Lynch U.S. Treasury Agency Master Index (MLTAM).**

The  graphic   presentation  here  displayed  consists  of  a  line  graph.  The corresponding components of the line graph are listed underneath. The Class R Shares of Riggs U.S. Government Securities Fund (the "Fund") is represented by a solid diamond line. The Merrill Lynch U.S. Treasury Agency Master Index ("MLTAM") is represented by a dotted square line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class R Shares of the Fund and the MLTAM. The "x" axis reflects computation periods from 4/30/1993 to 4/30/2003. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class R Shares, as compared to the MLTAM. The ending values were $18,269 and $19,903, respectively.

AVERAGE ANNUAL TOTAL RETURNS*** FOR THE PERIOD ENDED APRIL 30, 2003
1 Year            7.29%
5 Years           6.23%
10 Years          6.21%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge in effect May 11, 1992 of 3.50% ($10,000 investment minus $350 sales charge = $9,650). Effective December 18, 1995, the maximum sales charge increased to 4.75%. Effective July 1, 1998, the front-end sales charge was eliminated, and a contingent deferred sales charge of 2.00% for newly purchased Class R Shares was implemented. The Fund's performance assumes the reinvestment of all dividends and distributions. The MLTAM has been adjusted to reflect reinvestment of dividends on securities in the index.

** The MLTAM is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. MLTAM is an unmanaged index comprised of long-term bonds publicly issued by the U.S. government or its agencies. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Riggs U.S. Government Securities Fund
Class Y Shares

Growth of $10,000 Invested in Riggs U.S. Government Securities Fund, Class Y Shares

The graph below illustrates the hypothetical investment of $10,000* in Riggs U.S. Government Securities Fund, Class Y Shares (the "Fund") from December 20, 1999 (start of performance) to April 30, 2003 compared to the Merrill Lynch U.S. Treasury Agency Master Index (MLTAM).**

The  graphic   presentation  here  displayed  consists  of  a  line  graph.  The corresponding components of the line graph are listed underneath. The Class Y Shares of Riggs U.S. Government Securities Fund (the "Fund") is represented by a solid diamond line. The Merrill Lynch U.S. Treasury Agency Master Index ("MLTAM") is represented by a dotted square line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class Y Shares of the Fund and the MLTAM. The "x" axis reflects computation periods from 12/20/1999 to 4/30/2003. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class Y Shares, as compared to the MLTAM. The ending values were $13,196 and $13,660, respectively.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED APRIL 30, 2003
1 Year                                   9.56%
Start of Performance (12/20/1999)        8.60%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The MLTAM has been adjusted to reflect reinvestment of dividends on securities in the index. ** The MLTAM is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

Riggs Bond Fund
Class R Shares

Growth of $10,000 Invested in Riggs Bond Fund, Class R Shares

The graph below illustrates the hypothetical investment of $10,000* in Riggs Bond Fund, Class R Shares (the "Fund") from December 20, 1999 (start of performance) to April 30, 2003 compared to the Lehman Brothers Government Credit Total Index (LBGCT).**

The  graphic   presentation  here  displayed  consists  of  a  line  graph.  The corresponding components of the line graph are listed underneath. The Class R Shares of Riggs Bond Fund (the "Fund") is represented by a solid diamond line. The Lehman Brothers Government Credit Total Index ("LBGCT") is represented by a dotted square line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class R Shares of the Fund and the LBGCT. The "x" axis reflects computation periods from 12/20/1999 to 4/30/2003. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class R Shares, as compared to the LBGCT. The ending values were $12,940 and $13,759, respectively.

AVERAGE ANNUAL TOTAL RETURNS*** FOR THE PERIOD ENDED APRIL 30, 2003
1 Year                              7.84%
Start of Performance (12/20/1999)   7.97%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 2.00% contingent deferred sales charge on any redemption less than five years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGCT has been adjusted to reflect reinvestment of dividends on securities in the index.

** The LBGCT is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. LBGCT is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasifederal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one month, three-month, twelve-month, and ten-year periods and year-to-date. The index is unmanaged, and investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Riggs Short Term Tax Free Bond Fund
Class R Shares

Growth of $10,000  Invested  in Riggs  Short  Term Tax Free Bond  Fund,  Class R
Shares

The graph below illustrates the hypothetical investment of $10,000* in Riggs Short Term Tax Free Bond Fund, Class R Shares (the "Fund") from December 20, 1999 (start of performance) to April 30, 2003 compared to the Lehman Brothers 3 Year Municipal Bond Index (LB3MB)** and the Lehman Brothers 5 Year Municipal Bond Index (LB5MB).***

The  graphic   presentation  here  displayed  consists  of  a  line  graph.  The corresponding components of the line graph are listed underneath. The Class R Shares of Riggs Short Term Tax Free Bond Fund (the "Fund") is represented by a solid diamond line. The Lehman Brothers 3 year Municipal Bond Index ("LB3MB") is represented by a dotted square line and the Lehman Brothers 5 Year Municipal Bond Index is represented by a dotted circle line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class R Shares of the Fund, the LB3MB and the LB5MB. The "x" axis reflects computation periods from 12/20/1999 to 4/30/2003. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class R Shares, as compared to the LB3MB and the LB5 MB. The ending values were $11,892, $12,200 and $12,659, respectively.

AVERAGE ANNUAL TOTAL RETURNS+ FOR THE PERIOD ENDED APRIL 30, 2003
1 Year                                    3.78%
Start of Performance (12/20/1999)         5.29%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 2.00% contingent deferred sales charge on any redemption less than five years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LB3MB and LB5MB have been adjusted to reflect reinvestment of dividends on securities in the index.

** The LB3MB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The LB3MB is an unmanaged index of municipal bonds issued after January 1, 1991 with a minimum credit rating of at least Baa, been issued as part of a deal of at least $50 million, have a maturity value of at least $5 million and a maturity range of 1-5 years. As of January 1996, the index also includes zero coupon bonds and bonds subject to the Alternative Minimum Tax. Investments cannot be made in an index. The Fund has elected to change its benchmark from the LB5MB to the LB3MB. The LB3MB is more representative of the securities typically held by the Fund.

*** The LB5MB is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. LB5MB is an unmanaged index of municipal bonds issued after January 1, 1991 with a minimum credit rating of at least Baa, been issued as part of a deal of at least $50 million, have a maturity value of at least $3 million and a maturity range of 1-9.99 years. As of January 1996, the index also includes zero coupon bonds and bonds subject to Alternative Minimum Tax. Investments cannot be made in an index.

+ Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Riggs Intermediate Tax Free Bond Fund
Class R Shares

Growth of $10,000 Invested in Riggs Intermediate Tax Free Bond Fund, Class R Shares

The graph below illustrates the hypothetical investment of $10,000* in Riggs Intermediate Tax Free Bond Fund, Class R Shares (the "Fund") from December 20, 1999 (start of performance) to April 30, 2003 compared to the Lehman Brothers 10 Year Municipal Bond Index (LB10MB).**

The  graphic   presentation  here  displayed  consists  of  a  line  graph.  The corresponding components of the line graph are listed underneath. The Class R Shares of Riggs Intermediate Tax Free Bond Fund (the "Fund") is represented by a solid diamond line. The Lehman Brothers 10 Year Municipal Bond Index ("LB10MB") is represented by a dotted square line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class R Shares of the Fund and the LB10MB. The "x" axis reflects computation periods from 12/20/1999 to 4/30/2003. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class R Shares, as compared to the LB10MB. The ending values were $12,550 and $12,952, respectively.

AVERAGE ANNUAL TOTAL RETURNS*** FOR THE PERIOD ENDED APRIL 30, 2003
1 Year                              7.43%
Start of Performance (12/20/1999)   6.99%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 2.00% contingent deferred sales charge on any redemption less than five years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LB10MB has been adjusted to reflect reinvestment of dividends on securities in the index.

** The LB10MB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. LB10MB is an unmanaged index of municipal bonds issued after January 1, 1991 with a minimum credit rating of at least Baa, been issued as part of a deal of at least $50 million, have a maturity value of at least $3 million and a maturity range of 10 years or greater. As of January 1996 the index also includes zero coupon bonds and bonds subject to Alternative Minimum Tax. Investments cannot be made in an index.

*** Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 21, 2003


                          Acquisition of the assets of

                                RIGGS STOCK FUND,
                           a portfolio of Riggs Funds

                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7010
                          Telephone No: 1-800-934-3883

                    By and in exchange for Class A Shares of

                      FEDERATED CAPITAL APPRECIATION FUND,
                      a portfolio of Federated Equity Funds

                            Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                          Telephone No: 1-800-341-7400


                          Acquisition of the assets of

                         RIGGS SMALL COMPANY STOCK FUND,
                           a portfolio of Riggs Funds

                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7010
                          Telephone No: 1-800-934-3883

                    By and in exchange for Class A Shares of

                            FEDERATED KAUFMANN FUND,
                      a portfolio of Federated Equity Funds

                            Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                          Telephone No: 1-800-341-7400


                          Acquisition of the assets of

                     RIGGS U.S. GOVERNMENT SECURITIES FUND,
                           a portfolio of Riggs Funds

                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7010
                          Telephone No: 1-800-934-3883

             By and in exchange for Institutional Service Shares of

                  FEDERATED TOTAL RETURN GOVERNMENT BOND FUND,

                            Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                          Telephone No: 1-800-341-7400


                          Acquisition of the assets of

                                RIGGS BOND FUND,
                           a portfolio of Riggs Funds

                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7010
                          Telephone No: 1-800-934-3883

             By and in exchange for Institutional Service Shares of

                        FEDERATED TOTAL RETURN BOND FUND,
               a portfolio of Federated Total Return Series, Inc.

                            Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                          Telephone No: 1-800-341-7400


                          Acquisition of the assets of

                      RIGGS SHORT TERM TAX FREE BOND FUND,
                           a portfolio of Riggs Funds

                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7010
                          Telephone No: 1-800-934-3883

             By and in exchange for Institutional Service Shares of

                      FEDERATED SHORT-TERM MUNICIPAL TRUST,

                            Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                          Telephone No: 1-800-341-7400


                          Acquisition of the assets of

                     RIGGS INTERMEDIATE TAX FREE BOND FUND,
                           a portfolio of Riggs Funds

                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7010
                          Telephone No: 1-800-934-3883

                        By and in exchange for Shares of

                     FEDERATED INTERMEDIATE MUNICIPAL TRUST,
                   a portfolio of Intermediate Municipal Trust

                            Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                          Telephone No: 1-800-341-7400


                          Acquisition of the assets of

                         RIGGS PRIME MONEY MARKET FUND,
                           a portfolio of Riggs Funds

                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7010
                          Telephone No: 1-800-934-3883

             By and in exchange for Institutional Service Shares of

                        AUTOMATED CASH MANAGEMENT TRUST,
                  a portfolio of Money Market Obligations Trust

                            Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                          Telephone No: 1-800-341-7400


                          Acquisition of the assets of

                     RIGGS U.S. TREASURY MONEY MARKET FUND,
                           a portfolio of Riggs Funds

                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7010
                          Telephone No: 1-800-934-3883

                        By and in exchange for Shares of

                        AUTOMATED GOVERNMENT MONEY TRUST,
                  a portfolio of Money Market Obligations Trust

                            Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000
                          Telephone No: 1-800-341-7400


     This Statement of Additional Information, dated August 21, 2003, is not a prospectus. A Combined Prospectus and Proxy Statement, dated August 21, 2003, related to the above-referenced matter may be obtained from Federated Equity Funds, on behalf of Federated Capital Appreciation Fund and Federated Kaufmann Fund, Federated Total Return Government Bond Fund, Federated Total Return Series, Inc., on behalf of Federated Total Return Bond Fund, Federated Short-Term Municipal Trust, Intermediate Municipal Trust, on behalf of Federated Intermediate Municipal Trust, and Money Market Obligations Trust, on behalf of Automated Cash Management Trust and Automated Government Money Trust, at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania
15237-7000. This Statement of Additional Information should be read in conjunction with such Combined Prospectus and Proxy Statement.



                                TABLE OF CONTENTS


1. Statement of Additional Information of Federated Capital Appreciation Fund, a portfolio of Federated Equity Funds, dated December 31, 2002, revised April 7, 2003.

2. Statement of Additional Information of Federated Kaufmann Fund, a portfolio of Federated Equity Funds, dated December 31, 2002.

3. Statement of Additional Information of Federated Total Return Government Bond Fund dated April 30, 2003.

4. Statement of Additional Information of Federated Total Return Bond Fund, a portfolio of Federated Total Return Series, Inc., dated January 31, 2002.

5. Statement of Additional Information of Federated Short-Term Municipal Trust, dated August 31, 2002.

6. Statement of Additional Information of Federated Intermediate Municipal Trust, a portfolio of Intermediate Municipal Trust, dated July 31, 2003.

7. Statement of Additional Information of Automated Cash Management Trust, a portfolio of Money Market Obligations Trust, dated September 30, 2002.

8. Statement of Additional Information of Automated Government Money Trust, a portfolio of Money Market Obligations Trust, dated September 30, 2002.

9.   Statement of Additional Information of Riggs Funds, dated April 30, 2003.

10. Audited Financial Statements of Federated Capital Appreciation Fund, a portfolio of Federated Equity Funds, dated October 31, 2002.

11. Audited Financial Statements of Federated Kaufmann Fund, a portfolio of Federated Equity Funds, dated October 31, 2002.

12. Audited Financial Statements of Federated Total Return Government Bond Fund dated February 28, 2003.

13. Audited Financial Statements of Federated Total Return Bond Fund, a portfolio of Federated Total Return Series, Inc., dated November 30, 2002.

14. Audited Financial Statements of Federated Short-Term Municipal Trust, dated June 30, 2002.

15. Audited Financial Statements of Federated Intermediate Municipal Trust, a portfolio of Intermediate Municipal Trust, dated May 31, 2003.

16.  Audited  Financial   Statements  of  Automated  Cash  Management  Trust,  a
     portfolio of Money Market Obligations Trust, dated July 31, 2002.

17. Audited Financial Statements of Automated Government Money Trust, a portfolio of Money Market Obligations Trust, dated July 31, 2002.

18.  Audited Financial Statements of Riggs Funds, dated April 30, 2003.

19. Unaudited Financial Statements of Federated Capital Appreciation Fund, a portfolio of Federated Equity Funds, dated April 30, 2003.

20. Unaudited Financial Statements of Federated Kaufmann Fund, a portfolio of Federated Equity Funds, dated April 30, 2003.

21. Unaudited Financial Statements of Federated Total Return Bond Fund, a portfolio of Federated Total Return Series, Inc., dated May 31, 2003.

22. Unaudited Financial Statements of Federated Short-Term Municipal Trust, dated December 31, 2002.

23. Unaudited Financial Statements of Automated Cash Management Trust, a portfolio of Money Market Obligations Trust, dated January 31, 2003.

24. Unaudited Financial Statements of Automated Government Money Trust, a portfolio of Money Market Obligations Trust, dated January 31, 2003.

25.  Pro Forma Financial Information for the acquisition:

     A. Acquisition of Riggs U.S. Government Securities Fund by Federated Total Return Government Bond Fund.

     B. Acquisition of Riggs Short Term Tax Free Bond Fund by Federated Short-Term Municipal Trust.

     C. Acquisition of Riggs Intermediate Tax Free Bond Fund by Federated Intermediate Municipal Trust.

Pursuant to Item 14(a) of Form N-14, the pro forma financial statements required by Rule 11-01 of Regulation S-X are not prepared for the following reorganizations because the net asset value of the company being acquired does not exceed ten percent of the Acquiring Fund's net asset value, measured as of July 15, 2003:

A. Acquisition of Riggs Stock Fund by Federated Capital Appreciation Fund.
B. Acquisition of Riggs Small Company Stock Fund by Federated Kaufmann Fund.
C. Acquisition of Riggs Bond Fund by Federated Total Return Bond Fund.
D. Acquisition of Riggs Prime Money Market Fund by Automated Cash Management
   Trust
E. Acquisition of Riggs U.S. Treasury Money Market Fund by Automated Government Money Trust.

                      INFORMATION INCORPORATED BY REFERENCE


     The Statement of Additional Information of Federated Capital Appreciation Fund, a portfolio of Federated Equity Funds, is incorporated by reference to Federated Equity Funds' Post-Effective Amendment No. 57 to its Registration Statement on Form N-1A (File No. 2-91090), which was filed with the Securities and Exchange Commission on or about December 26, 2002. A copy may be obtained from the Fund at 1-800-341-7400.

     The Statement of Additional Information of Federated Kaufmann Fund, a portfolio of Federated Equity Funds, is incorporated by reference to Federated Equity Funds' Post-Effective Amendment No. 57 to its Registration Statement on Form N-1A (File No. 2-91090), which was filed with the Securities and Exchange Commission on or about December 26, 2002. A copy may be obtained from the Fund at 1-800-341-7400.

     The Statement of Additional Information of Federated Total Return Government Bond Fund is incorporated by reference to Federated Total Return
Government Bond Fund's Post-Effective Amendment No. 11 to its Registration Statement on Form N-1A (File No. 33-60411), which was filed with the Securities and Exchange Commission on or about April 30, 2003 . A copy may be obtained from the Fund at 1-800-341-7400.

     The Statement of Additional Information of Federated Total Return Bond Fund, a portfolio Federated Total Return Series Inc., is incorporated by reference to Federated Total Return Series Inc.'s Post-Effective Amendment No. 35 to its Registration Statement on Form N-1A (File No. 2-98237), which was filed with the Securities and Exchange Commission on or about July 29, 2002. A copy may be obtained from the Fund at 1-800-341-7400.

     The Statement of Additional Information of Federated Short-Term Municipal Trust is incorporated by reference to the Federated Short-Term Municipal Trust's Post-Effective Amendment No. 40 to its Registration Statement on Form N-1A (File No. 2-72277), which was filed with the Securities and Exchange Commission on or about August 28, 2002. A copy may be obtained from the Fund at 1-800-341-7400.

     The Statement of Additional Information of Federated Intermediate Municipal Trust, a portfolio of Intermediate Municipal Trust, is incorporated by reference to Intermediate Municipal Trust's Post-Effective Amendment No. 35 to its Registration Statement on Form N-1A (File No. 2-98237), which was filed with the Securities and Exchange Commission on or about July 29, 2002. A copy may be obtained from the Fund at 1-800-341-7400.

     The Statement of Additional Information of Automated Cash Management Trust, a portfolio of Money Market Obligations Trust, is incorporated by reference to Money Market Obligations Trust's Post-Effective Amendment No. 58 to its Registration Statement on Form N-1A (File No. 33-31602), which was filed with the Securities and Exchange Commission on or about September 30, 2002. A copy may be obtained from the Fund at 1-800-341-7400.

     The Statement of Additional Information of Automated Government Money Trust, a portfolio of Money Market Obligations Trust, is incorporated by reference to Money Market Obligations Trust's Post-Effective Amendment No. 58 to its Registration Statement on Form N-1A (File No. 33-31602), which was filed with the Securities and Exchange Commission on or about September 30, 2002. A copy may be obtained from the Fund at 1-800-341-7400.

     The Statement of Additional Information of Riggs Funds, is incorporated by reference to the Riggs Fund's Post-Effective Amendment No. 23 to its Registration Statement on Form N-1A (File No. 33-40428), which was filed with the Securities and Exchange Commission on or about June 27, 2003. A copy may be obtained from the Fund at 1-800-934-3883.


     The audited financial statements of Federated Capital Appreciation Fund, dated October 31, 2002, are incorporated by reference to the Annual Report to shareholders of Federated Capital Appreciation Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about December 26, 2002.

     The audited financial statements of Federated Kaufmann Fund, dated October 31, 2002, are incorporated by reference to the Annual Report to shareholders of Federated Kaufmann Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about December 26, 2002.

     The audited financial statements of Federated Total Return Government Bond Fund, dated February 28, 2003, are incorporated by reference to the Annual Report to shareholders of Federated Total Return Government Bond Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about April 30, 2003.

     The audited financial statements of Federated Total Return Bond Fund, dated November 30, 2002, are incorporated by reference to the Annual Report to shareholders of Federated Total Return Bond Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about January 28, 2003.

     The audited financial statements of Federated Short-Term Municipal Trust, dated June 30, 2002, are incorporated by reference to the Annual Report to shareholders of Federated Short-Term Municipal Trust, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about August 26, 2002.

     The audited financial statements of Federated Intermediate Municipal Trust, dated May 31, 2003, are incorporated by reference to the Annual Report to shareholders of Federated Intermediate Municipal Trust, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about July 30, 2002.

     The audited financial statements of Automated Cash Management Trust, dated July 31, 2002, are incorporated by reference to the Annual Report to shareholders of Automated Cash Management Trust, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about September 30, 2002.

     The audited financial statements of Automated Government Money Trust, dated July 31, 2002, are incorporated by reference to the Annual Report to shareholders of Automated Government Money Trust, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about October 1, 2002.

     The audited financial statements of Riggs Stock Fund, Riggs Small Company Stock Fund, Riggs U.S. Government Securities Fund Riggs Bond Fund, Riggs Short Term Tax Free Bond Fund, Riggs Intermediate Tax Free Bond Fund, Riggs Prime Money Market Fund and Riggs U.S. Treasury Money Market Fund, dated April 30, 2003, are incorporated by reference to the Annual Report to shareholders of Riggs Stock Fund, Riggs Small Company Stock Fund, Riggs U.S. Government Securities Fund, Riggs Bond Fund, Riggs Short Term Tax Free Bond Fund, Riggs Intermediate Tax Free Bond Fund, Riggs Prime Money Market Fund and Riggs U.S. Treasury Money Market Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about June 27, 2003.

     The unaudited financial statements of Federated Capital Appreciation Fund, dated April 30, 2003 are incorporated by reference to the Semi-Annual Report to shareholders of Growth Strategies Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about June 27, 2003.


     The unaudited financial statements of Federated Kaufmann Fund, dated April 30, 2003 are incorporated by reference to the Semi-Annual Report to shareholders of Federated Kaufmann Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about June 27, 2003.

     The unaudited financial statements of Federated Total Return Bond Fund, dated May 31, 2003 are incorporated by reference to the Semi-Annual Report to shareholders of Federated Total Return Bond Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about July 28, 2003

     The unaudited financial statements of Federated Short-Term Municipal Trust dated December 31, 2002 are incorporated by reference to the Semi-Annual Report to shareholders of Federated Short-Term Municipal Trust, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about February 27, 2003.

     The unaudited financial Statements of Automated Cash Management Trust, dated January 31, 2003 are incorporated by reference to the Semi-Annual Report to shareholders of Automated Cash Management Trust, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about March 28, 2003.

     The unaudited financial Statements of Automated Government Money Trust, dated April 30, 2003 are incorporated by reference to the Semi-Annual Report to shareholders of Automated Government Money Trust, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about March 28, 2003.

     The unaudited financial Statements of Riggs Stock Fund, Riggs Small Company Stock Fund, Riggs U.S. Government Securities Fund, Riggs Bond Fund, Riggs Short Term Tax Free Bond Fund, Riggs Intermediate Tax Free Bond Fund, Riggs Prime Money Market Fund and Riggs U.S. Treasury Money Market Fund, dated October 31, 2002 are incorporated by reference to the Semi-Annual Report to shareholders of Riggs Stock Fund, Riggs Small Company Stock Fund, Riggs U.S. Government Securities Fund, Riggs Bond Fund, Riggs Short Term Tax Free Bond Fund, Riggs Intermediate Tax Free Bond Fund, Riggs Prime Money Market Fund and Riggs U.S. Treasury Money Market Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about December 27, 2002.




                      Riggs U.S. Government Securities Fund
                   Federated Total Return Government Bond Fund
                     Notes to Pro Forma Financial Statements
                          Year Ended February 28, 2003

Basis of Combination

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations ("Pro Forma Financial Statements") reflect the accounts of Riggs U.S. Government Securities Fund and Federated Total Return Government Bond Fund, collectively ("the Funds"), for the year ended February 28, 2003. These statements have been derived from the books and records utilized in calculating daily net asset values at February 28, 2003.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Funds which have been incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principles applicable to management investment companies which are disclosed in the historical financial statements of each fund.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Riggs U.S. Government Securities Fund for shares of Federated Total Return Government Bond Fund. Under generally accepted accounting principles, Federated Total Return Government Bond Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

For the year ended February 28, 2003 Riggs U.S. Government Securities Fund and Federated Total Return Government Bond Fund paid investment advisory fees computed at the annual rate of 0.70% and 0.50%, respectively, as a percentage of average daily net assets.


Shares of Beneficial Interest

The Pro Forma net asset value per share assumes the issuance of 5,403,010 Institutional Service Shares of Federated Total Return Bond Fund in exchange for 1,842,403 Class R Shares of Riggs U.S. Government Securities Fund and 3,947,034 Class Y Shares of Riggs U.S. Government Securities Fund which would have been issued at February 28, 2003 in connection with the proposed reorganization.




Pro Forma Combining Portfolio of Investments
    February 28,
            2003

                                    Federated                                                                Federated
                                   Total Return                                                            Total Return
   Riggs U.S.       Federated       Government                             Riggs U.S.      Federated        Government
   Government      Total Return     Bond Fund                              Government     Total Return       Bond Fund
   Securities       Government      Pro Forma                              Securities      Government        Pro Forma
      Fund          Bond Fund        Combined                                 Fund         Bond Fund         Combined
   Principal        Principal       Principal                                Value           Value             Value
     Amount           Amount          Amount
   or Shares        or Shares       or Shares
Asset-Backed Securities - 0.2%
$383,642          $ -             $383,642.00    EQCC Home Equity Loan    $391,491      $ -                $ 391,491
                                                 Trust 1997-3, Class A8,
                                                 6.41%, 12/15/2004
                                                 (identified cost
                                                 $383,580)
Collateralized Mortgage Obligations - 0.1%
 Finance - 0.1%
128,857           -                128,857       Federal National          146,612      -                  146,612
                                                 Mortgage Association,
                                                 Series 1988-16, Class
                                                 B, 9.50%, 6/25/2018
45,842            -                45,842        Federal National          52,276       -                  52,276
                                                 Mortgage Association,
                                                 Series 1989-35, Class
                                                 G, 9.50%, 7/25/2019
                                                 Total Collateralized      198,888      -                  198,888
                                                 Mortgage Obligations
                                                 (identified cost
                                                 $175,780)
Mortgage Backed Securities - 4.3%
 Federal Home Loan Mortgage Corp. - 0.2%
127,101           -                127,101       6.00%, 4/1/2003           129,202      -                  129,202
416,775           -                416,775       6.50%, 7/1/2004           423,787      -                  423,787
                                                  Total                    552,989      -                  552,989
 Federal National Mortgage Association - 0.0%
114,538           -                114,538       7.50%, 6/1/2012           122,731      -                  122,731
 Government National Mortgage Association - 4.1%
1,413,865         -                1,413,865     6.50%, 5/15/2028          1,492,940    -                  1,492,940
3,352,119         -                3,352,119     6.50%, 10/15/2031         3,535,692    -                  3,535,692
4,005,573         -                4,005,573     7.00%, 8/15/2027          4,270,237    -                  4,270,237
4,039             -                4,039         7.50%, 6/15/2026          4,340        -                  4,340
12,542            -                12,542        7.50%, 10/15/2026         13,477       -                  13,477
811,651           -                811,651       7.50%, 10/15/2027         870,488      -                  870,488
487,657           -                487,657       8.00%, 10/15/2027         530,684      -                  530,684
                                                  Total                    10,717,858   -                  10,717,858
                                                 TOTAL MORTGAGE BACKED     11,393,578   -                  11,393,578
                                                 SECURITIES (IDENTIFIED
                                                 COST $10,866,159)
U.S. Treasury Obligations - 42.8%
 U.S. Treasury Bill - 0.6%
 1,502,000        -                1,502,000     13/6/2003                 1,501,850    -                  1,501,850
 U.S. Treasury Bonds - 16.8%
 325,000          -                325,000       12.00%, 8/15/2013         473,333      -                  473,333
 -                2,200,000        2,200,000     11.250%, 2/15/2015        -            3,709,398          3,709,398
 -                3,700,000        3,700,000     7.250%, 5/15/2016         -            4,819,842          4,819,842
 -                2,050,000        2,050,000     8.750%, 5/15/2017         -            3,013,828          3,013,828
 350,000          -                350,000       7.875%, 2/15/2021         489,507      -                  489,507
 -                1,000,000        1,000,000     8.125%, 5/15/2021         -            1,432,030          1,432,030
 1,800,000        -                1,800,000     18.00%, 11/15/2021        2,556,288    -                  2,556,288
 250,000          1,800,000        2,050,000     17.250%, 8/15/2022        331,758      2,388,654          2,720,412
 -                6,000,000        6,000,000     6.250%, 8/15/2023         -            7,191,540          7,191,540
 1,000,000        4,000,000        5,000,000     17.125%, 2/15/2023        1,312,030    5,248,120          6,560,150
 245,000          -                245,000       16.50%, 11/15/2026        304,373      -                  304,373
 219,000          -                219,000       16.125%, 11/15/2027       261,055      -                  261,055
 63,000           -                63,000        16.125%, 11/15/2029       75,403       -                  75,403
 216,000          9,000,000        9,216,000     15.375%, 2/15/2031        239,455      9,977,310          10,216,765
                                                  Total                    6,043,202    37,780,722         43,823,924
 U.S. Treasury Notes - 25.4%
 -                5,000,000        5,000,000     1.625%, 1/31/2005         -            5,012,500          5,012,500
 1,000            -                1,000         16.50%, 5/15/2005         1,107        -                  1,107
 900,000          4,000,000        4,900,000     17.000%, 7/15/2006        1,043,154    4,636,240          5,679,394
 -                3,100,000        3,100,000     6.500%, 10/15/2006        -            3,562,086          3,562,086
 -                5,500,000        5,500,000     3.500%, 11/15/2006        -            5,745,795          5,745,795
 -                2,000,000        2,000,000     6.250%, 2/15/2007         -            2,296,880          2,296,880
 -                2,000,000        2,000,000     6.625%, 5/15/2007         -            2,337,820          2,337,820
 -                1,000,000        1,000,000     5.500%, 2/15/2008         -            1,131,720          1,131,720
 -                2,750,000        2,750,000     4.750%, 11/15/2008        -            3,014,688          3,014,688
 -                2,800,000        2,800,000     5.500%, 5/15/2009         -            3,189,816          3,189,816
 -                2,000,000        2,000,000     6.000%, 8/15/2009         -            2,336,560          2,336,560
 7,109,000        7,000,000        14,109,000    14.875%, 2/15/2012        7,794,379    7,674,870          15,469,249
 -                15,109,650       15,109,650    3.000%, 7/15/2012         -            16,769,294         16,769,294
                                                  Total                    8,838,640    57,708,269         66,546,909
                                                 Total U.S. Treasury       16,383,692   95,488,991         111,872,683
                                                 Obligations (identified
                                                 cost $103,089,168)
U.S. Government Agency Obligations - 31.7%
 Federal Agricultural Mortgage Association - 0.8%
 1,700,000        -                1,700,000     8.07%, 4/16/2007          2,057,148    -                  2,057,148
 Federal Home Loan Bank - 8.8%
 -                7,000,000        7,000,000     7.250%, 2/15/2007         -            8,216,110          8,216,110
 -                3,000,000        3,000,000     6.730%, 6/22/2009         -            3,558,330          3,558,330
 -                900,000          900,000       6.500%, 11/13/2009        -            1,055,646          1,055,646
 -                1,300,000        1,300,000     7.375%, 2/12/2010         -            1,595,269          1,595,269
 -                4,450,000        4,450,000     7.625%, 5/14/2010         -            5,553,244          5,553,244
 -                2,500,000        2,500,000     6.875%, 8/13/2010         -            3,008,275          3,008,275
                                                  Total                    -            22,986,874         22,986,874
 Federal Home Loan Mortgage Corp. - 9.5%
 2,900,000        -                2,900,000     7.375%, 5/15/2003         2,935,426    -                  2,935,426
 4,000,000        -                4,000,000     13.25%, 1/15/2004         4,070,440    -                  4,070,440
 -                6,000,000        6,000,000     5.250%, 1/15/2006         -            6,519,180          6,519,180
 9,249,000        -                9,249,000     5.50%, 7/15/2006          10,179,079   -                  10,179,079
 900,000          -                900,000       6.943%, 3/21/2007         1,049,791    -                  1,049,791
 -                70,000           70,000        6.750%, 9/15/2029         -            85,187             85,187
                                                  Total                    18,234,736   6,604,367          24,839,103
 Federal National Mortgage Association - 12.1%
 -                8,900,000        8,900,000     6.500%, 8/15/2004         -            9,548,988          9,548,988
 -                11,000,000       11,000,000    5.500%, 3/15/2011         -            12,231,010         12,231,010
 1,000,000        -                1,000,000     5.75%, 4/15/2003          1,005,228    -                  1,005,228
 7,900,000        -                7,900,000     6.00%, 5/15/2011          9,044,552    -                  9,044,552
                                                  Total                    10,049,780   21,779,998         31,829,778
 Student Loan Marketing Association - 0.5%
 1,000,000        -                1,000,000     7.30%, 8/1/2012           1,246,500    -                  1,246,500
                                                 Total U.S. Government     31,588,164   51,371,239         82,959,403
                                                 Agency Obligations
                                                 (identified cost
                                                 $74,630,209)
 Repurchase Agreements - 6.5%
 588,000          -                588,000       Repurchase agreement      588,000      -                  588,000
                                                 with PaineWebber Group,
                                                 Inc., dated 2/28/2003
                                                 due 3/3/2003 at 1.29%,
                                                 collateralized by U.S.
                                                 Treasury obligations
                                                 with various maturity
                                                 to 5/15/2006
                                                 (repurchase proceeds
                                                 $588,063)
 17,089,438       -                17,089,438    Repurchase agreement      17,089,438   -                  17,089,438
                                                 with UBS Warburg LLC,
                                                 dated 2/28/2003 due
                                                 3/3/2003 at 1.40%,
                                                 collateralized by U.S.
                                                 Treasury obligations
                                                 with various maturity
                                                 to 2/15/2031
                                                 (repurchase proceeds
                                                 $17,089,438)(held as
                                                 collateral for
                                                 securities lending)
                                                 Total repurchase          17,677,438                      17,677,438
                                                 agreements (identified
                                                 cost $17,677,438)
 Mutual Funds - 20.2%
 -                3,551,210        3,551,210     Federated Mortgage Core   -            36,719,513         36,719,513
                                                 Portfolio
 -                16,028,105       16,028,105    Government Obligations    -            16,028,105         16,028,105
                                                 Fund
                                                 Total mutual funds        -            52,747,618         52,747,618
                                                 (identified cost
                                                 $51,223,780)
                                                 Total investments        77,633,251   199,607,848        277,241,099
                                                 -106.0% (identified
                                                 cost $258,046,114)2
                                                 Other Assets and                       993,255            (15,799,094)
                                                 Liabilities - Net -      (16,792,349)
                                                 (0.6%)
                                                 Total Net Assets - 100%   $            $200,601,103       $ 261,442,005
                                                                          60,840,902


     1    Certain principal amounts on loan to broker.

     2    The  cost  of  investments   for  federal  tax  purposes   amounts  to
          $258,160,394.

Note: The categories of investments are shown as a percentage of Pro Forma Combining total net assets as shown on the Statements of Assets and Liabilities.


                        Riggs U. S. Government Securities Fund
                     Federated Total Return Government Bond Fund
               Pro Forma Combining Statements of Assets and Liabilities
                                  February 28, 2003

                                                                                              Federated
                                                                                                Total
                                                             Federated                          Return
                                                               Total                          Government
                                       Riggs                  Return                          Bond Fund
                                   U. S. Government         Government        Pro Forma       Pro Forma
                                     Securities              Bond Fund       Adjustment        Combined
                                        Fund
Assets:
-----------------------------------
Investments in securities, at        $ 59,955,813           $ 199,607,848              -       259,563,661
value                                             (a)
-----------------------------------
-----------------------------------
Investments in repurchase              17,677,438                       -              -        17,677,438
agreements
--------------------------------------------------        ----------------   ------------   ---------------
 Total investments, at value           77,633,251             199,607,848              -       277,241,099
-----------------------------------
Cash                                        2,243                       -              -             2,243
-----------------------------------
Income receivable                         533,911               1,129,687              -         1,663,598
-----------------------------------
Receivable for shares sold                      -                 204,897              -           204,897
--------------------------------------------------        ----------------   ------------   ---------------
 Total assets                          78,169,405             200,942,432              -       279,111,837
--------------------------------------------------        ----------------   ------------   ---------------
Liabilities:
-----------------------------------
Income distribution payable               234,180                 178,591              -           412,771
-----------------------------------
Payable upon return of securities      17,089,438                       -              -        17,089,438
loaned
-----------------------------------
Payable for shares redeemed                     -                 128,192              -           128,192
-----------------------------------
Payable to bank                                 -                      31              -                31
-----------------------------------
Accrued expenses                            4,885                  34,515              -            39,400
--------------------------------------------------        ----------------   ------------
 Total liabilities                     17,328,503                 341,329              -        17,669,832
--------------------------------------------------        ----------------   ------------   ---------------
Net Assets                           $ 60,840,902           $ 200,601,103             $-       $61,442,005
--------------------------------------------------        ----------------   ------------   ---------------
Net Assets Consist of:
-----------------------------------
Paid in capital                      $ 55,684,619           $ 188,797,841             $-       244,482,460
-----------------------------------
-----------------------------------
Net unrealized appreciation of          4,376,321              14,818,666              -        19,194,987
investments
-----------------------------------
Accumulated net realized gain
(loss) on
 investments                              780,630             (2,999,626)              -       (2,218,996)
-----------------------------------
-----------------------------------
Distributions in excess of net      (668)                    (15,778)           -              (16,446)
investment income
--------------------------------------------------          ----------------
                                                                                            ---------------
 Total Net Assets                    $ 60,840,902           $ 200,601,103             $-      $261,442,005
--------------------------------------------------        ----------------   ------------   ---------------

Net Assets:
Class R Shares                       $ 19,359,707                     $ -                (b)           $ -
                                                                             $(19,359,707)
                                   ---------------        ----------------   ------------   ---------------
Class Y Shares                       $ 41,481,195                     $ -                (b)           $ -
                                                                             $(41,481,195)
                                   ---------------        ----------------   ------------   ---------------
                                   ---------------        ----------------   ------------   ---------------
Institutional Shares                          $ -           $ 156,974,877             $-      $156,974,877
                                   ---------------        ----------------   ------------   ---------------
                                                                                            ---------------
Institutional Service Shares                  $ -            $ 43,626,226                (b)  $104,467,128
                                                                             $60,840,902
                                   ---------------        ----------------   ------------   ---------------
Shares Outstanding:
Class R Shares                          1,842,403                       -                (b)             -
                                                                             (1,842,403)
                                                          ----------------   ------------   ---------------
                                   ---------------
Class Y Shares                          3,947,034                       -                (b)             -
                                                                             (3,947,034)
                                   ---------------        ----------------   ------------   ---------------
                                                -              13,942,017              -        13,942,017
Institutional Shares
                                   ---------------        ----------------   ------------   ---------------
                                                          ----------------
                                                -
Institutional Service Shares                                    3,874,710      5,403,010 (b)     9,277,720
                                   ---------------        ----------------   ------------   ---------------

Net Asset Value, Offering Price
and
  Redemption Proceeds Per Shares:
Class R Shares                            $ 10.51                     $ -            $ -                $-
                                   ---------------        ----------------   ------------   ---------------
Class Y Shares                            $ 10.51                     $ -            $ -                $-
                                   ---------------        ----------------   ------------   ---------------
Institutional Shares                          $ -                  $11.26            $ -           $ 11.26
                                   ---------------        ----------------   ------------   ---------------
Institutional Service Shares                  $ -                  $11.26             $-           $ 11.26
                                   ---------------        ----------------   ------------   ---------------

Redemption Proceeds Per Share (c)
Class R Shares                            $ 10.30 (d)                 $ -             $-               $ -
                                   ---------------        ----------------   ------------   ---------------
Class Y Shares                            $ 10.51                     $ -             $-               $ -
                                   ---------------        ----------------   ------------   ---------------
Institutional Service Shares                  $ -                     $ -            $ -               $ -
                                   ---------------        ----------------   ------------   ---------------

Investments, at identified cost      $ 73,256,932           $ 184,789,182             $-      $258,046,114
                                   ---------------        ----------------   ------------   ---------------


(a)  Including $17,089,438 of securities loaned.

(b) Adjustment to reflect share balance and combined net asset value as a result of the combination.

(c)  See "What Do Shares Cost" in the Prospectus.

(d) Computation of minimum redemption proceeds per share 98/100 of net asset value.

(See Notes to Pro Forma Financial Statements)


                     Riggs U. S. Government Securities Fund
                   Federated Total Return Government Bond Fund
                  Pro Forma Combining Statements of Operations
                          Year Ended February 28, 2003

                                                                                                  Federated
                                                                                                  Total
                                                                Federated                         Return
                                                                  Total                           Government
                                                  Riggs           Return                          Bond Fund
                                              U. S. Government  Government     Pro Forma          Pro Forma
                                              Securities Fund   Bond Fund      Adjustment         Combined

Investment Income:
Dividends                                          $      -               $     $                   $2,035,278
                                                                  2,035,278            -
Interest
                                                  3,811,952       5,795,026            -             9,606,978
                                              --------------   -------------   ----------       ---------------
     Total investment income
                                                  3,811,952       7,830,304            -            11,642,256
Expenses:
Investment adviser fee                                                                     (a)
                                                    611,601         748,968     (53,359)             1,307,210
Administrative personnel and services                                                      (b)
fee                                                 130,474         155,000    (130,474)               155,000
Custodian fees                                                                             (c)
                                                     16,309          10,606     (16,309)                10,606
Transfer and dividend disbursing agent
  fees and expenses                                                                        (d)
                                                      8,433          66,507      (8,433)                66,507
Directors'/Trustees' fees                                                                  (e)
                                                      1,037          12,100      (1,037)                12,100
Auditing fees
                                                     18,089          23,893     (18,089)   (f)          23,893
Legal fees                                                                                 (g)
                                                      3,342           3,723      (3,342)                 3,723
Portfolio accounting fees                                                                  (h)
                                                      1,805          61,705      (1,805)                61,705
Distribution services fee - Class R
Shares                                               51,462               -     (51,462)   (i)               -
Distribution services fee -
Institutional Service Shares                              -          94,225      166,943   (j)         261,168
Shareholder services fee - Class R                                                         (k)
Shares                                               51,462               -     (51,462)                     -
Shareholder services fee - Class Y                                                         (k)
Shares                                              152,405                    (152,405)                     -
Shareholder services fee -
Institutional Shares                                      -         280,259      112,178   (l)         392,437
Shareholder services fee - Institutional
Service Shares                                            -          94,225      166,943  (l)          261,168
Share registration costs
                                                     24,578       43,328        (24,578)   (m)          43,328
Printing and postage
                                                      6,738       21,232         (6,738)   (n)          21,232
Insurance premiums
                                                      1,408           1,092      (1,408)   (o)           1,092
Miscellaneous
                                                      1,238       8,315          (1,238)   (p)           8,315
                                              --------------   -------------   ----------
                                                                               ----------       ---------------
     Total expenses
                                                  1,080,381       1,625,178     (76,075)             2,629,484
                                              --------------   -------------   ----------       ---------------
                                                                                                ---------------
Waivers and Reimbursements:
Waiver of investment adviser fee
                                                  (326,188)       (720,443)    (208,291) (q)       (1,254,922)
Waiver of transfer and dividend
disbursing agent
    fees and expenses - Institutional
Shares                                                    -         (2,068)        (828)  (r)          (2,896)
Waiver of transfer and dividend
disbursing agent
    fees and expenses - Institutional
Service Shares                                            -           (758)      (1,343)  (r)          (2,101)
Waiver of distribution services fee -
Institutional Service Shares                              -        (60,304)    (106,843)  (s)        (167,147)
Waiver of shareholder services fee -
Class R Shares                                     (30,878)               -       30,878  (t)                -
Waiver of shareholder services fee -
Class Y Shares                                     (74,057)               -       74,057  (t)                -
Waiver of shareholder services fee -
Institutional Shares                                      -       (235,417)     (94,230)  (u)        (329,647)
Reimbursement of investment adviser fee
                                                          -         (6,552)      (4,670)  (v)         (11,222)
Reimbursement of other operating
expenses                                                  -        (29,858)     (21,625)  (w)         (51,483)
                                              --------------   -------------   ----------
                                                                                                ---------------
     Total waivers and reimbursements
                                                  (431,123)     (1,055,400)    (332,895)           (1,819,418)
                                              --------------   -------------   ----------       ---------------
                                                                                                ---------------
Net expenses
                                                    649,258         569,778    (408,970)               810,066
                                              --------------   -------------   ----------       ---------------
                                                                                                ---------------
Net investment income                                     $               $     $                  $10,832,190
                                                  3,162,694       7,260,526      408,970
                                              --------------   -------------   ----------       ---------------
Realized and Unrealized Gain (Loss) on
Investments
Net realized gain (loss) on investments
                                                  2,718,248        (59,506)            -             2,658,742
Net change in unrealized
appreciation/depreciation of
   investments
                                                    859,753       9,383,896            -            10,243,649
                                              --------------   -------------                    ---------------
                                                                               ----------
     Net realized and unrealized gain
on investments                                    3,578,001       9,324,390            -            12,902,391
                                                                               ----------
                                              --------------   -------------   ----------       ---------------
          Change in net assets                            $               $                       $ 23,734,581
resulting from operations                         6,740,695      16,584,916     $408,970
                                              --------------   -------------   ----------       ---------------


(See Legend to Pro Forma Adjustments on the following page)
(See Notes to Pro Forma Financial
Statements)


                        Riggs U.S. Government Securities Fund
                     Federated Total Return Government Bond Fund
                Notes to Pro Forma Combining Statements of Operations
                             Year Ended February 28, 2003



(a) Federated Investment Management Company (the "Adviser") receives for its services an annual investment advisory fee equal to 0.50% of the Federated Total Return Government Bond Fund's average daily net assets. The Adviser may voluntarily choose to waive a portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time.

(b) Federated Services Company ("FServ") provides the Fund with administrative personnel and services necessary to operate the Fund. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

(c) Adjustment to reflect the custodian fees reductions due to the combining of two portfolios into one.

(d) FServ through its subsidiary, Federated Shareholder Services Company, serves as transfer and dividend disbursing agent for the Funds. The fee paid to FServ is based on the number of share classes and accounts per fund on the level of average aggregate net assets of the Trust for the period. The adjustment is due to the combining of two portfolios into one.

(e) Adjustment to reflect the Director's fee reductions due to the combining of two portfolios into one.

(f) Adjustment to reflect the Audit fee reductions due to the combining of two portfolios into one.

(g) Adjustment to reflect the Legal Fee reductions due to the combining of two portfolios into one.

(h) Adjustment to reflect the Portfolio Accounting Fee reductions due to the combining of two portfolios into one.

(i)  Adjustment  to  reflect  the  elimination  of  the  Riggs  U.S.  Government
     Securities12b-1 fee for Class R Shares and Class Y Shares due to the combining of two portfolios into one.

(j) Adjustment to reflect the distribution (12b-1) accrual of 0.25% due to the combining of two portfolios into one.

(k)  Adjustment  to  reflect  the  elimination  of  the  Riggs  U.S.  Government
     Securities shareholder services fee for Class R Shares and Class Y Shares due to the combining of two portfolios into one.

(l) Adjustment to reflect the shareholder services fee accrual of 0.25% due to the combining of two portfolios into one.

(m) Adjustment to reflect the Share registration costs reductions due to the combining of two portfolios into one.

(n) Adjustment to reflect the printing and postage expense reduction due to combining of two portfolios into one.

(o) Adjustment to reflect the insurance premium expense reduction due to combining of two portfolios into one.

(p) Miscellaneous expenses are reduced to reflect estimated savings to be realized by combining two portfolios into one.

(q) Adjustment to reflect waiver of investment adviser fee being brought in line based on the combined net assets of funds.

(r) Adjustment to reflect waiver of transfer agent fee being brought in line based on the net assets of funds.

(s) Adjustment to reflect waiver of distribution (12b-1) fee being brought in line based on the combined net assets of funds.

(t) Adjustment to reflect the elimination of shareholder services fee waiver for Riggs U.S. Government Securities Fund, Class R Shares and Class Y Shares which is no longer applicable due to the combining of two portfolios into one.

(u) Adjustment to reflect waiver of shareholder services fee being brought in line based on the net assets of funds.

(v) Adjustment to reflect reimbursement of the investment adviser fee being brought in line based on the net assets of funds.

(w) Adjustment to reflect reimbursement of other operating expenses being brought in line based on the net assets of funds.


                       Riggs Short Term Tax Free Bond Fund
                      Federated Short-Term Municipal Trust
                     Notes to Pro Forma Financial Statements
                            Year Ended June 30, 2002
Basis of Combination

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations ("Pro Forma Financial Statements") reflect the accounts of Riggs Short Term Tax Free Bond Fund and Federated Short-Term Municipal Trust, collectively ("the Funds"), for the year ended June 30, 2002. These statements have been derived from the books and records utilized in calculating daily net asset values at June 30, 2002.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Funds which have been incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principles applicable to management investment companies which are disclosed in the historical financial statements of each fund.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Riggs Short Term Tax Free Bond Fund for shares of Federated Short-Term Municipal Trust. Under generally accepted accounting principles, Federated Short-Term Municipal Trust will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

For the year ended June 30, 2002, Riggs Short Term Tax Free Bond Fund and Federated Short-Term Municipal Trust paid investment advisory fees computed at the annual rate of 0.75% and 0.40%, respectively, as a percentage of average daily net assets.

Shares of Beneficial Interest

The Pro Forma net asset value per share assumes the issuance of 5,414,955 Institutional Service Shares of Federated Short-Term Municipal Trust in exchange for 5,356,211 Class R Shares of Riggs Short Term Tax Free Bond Fund which would have been issued at June 30, 2002 in connection with the proposed reorganization.



         Pro Forma Combining Portfolio of Investments
    June 30, 2002

                         Federated                                                                  Federated
   Riggs     Federated  Short-Term                                         Riggs                    Short-Term
Short Term Short-Term    Municipal                                       Short Term  Federated   Municipal Trust
                           Trust
  Tax Free   Municipal   Pro Forma                                        Tax Free   Short-Term     Pro Forma
 Bond Fund     Trust     Combined                                        Bond Fund   Municipal       Combined
                                                                                       Trust
 Principal   Principal   Principal
   Amount     Amount      Amount
 or Shares   or Shares   or Shares                                         Value       Value          Value
                                     Short-Intermediate Municipal
                                     Securities--91.1%
                                     Alabama--3.3%
-            978,032   978,032       (1) Birmingham, AL, Fire Equipment  -          $1,019,119   $1,019,119
                                     Lease Obligation No. 2, 5.60%,
                                     11/5/2004
 -           860,000   860,000       Huntsville, AL Health Care           -         890,023      890,023
                                     Authority, Revenue Bonds , 4.75%
                                     (Huntsville Hospital System),
                                     6/1/2004
 -           3,280,000 3,280,000     Huntsville, AL, GO UT Warrants ,     -         3,297,023    3,297,023
                                     5.375%, 12/1/2003
 -           1,275,000 1,275,000     Lauderdale County & Florence, AL     -         1,390,260    1,390,260
                                     Health Care Authority, Revenue
                                     Bonds (Series 2000A), 5.50%
                                     (Coffee Health Group), 7/1/2006
 -           1,190,000 1,190,000     Lauderdale County & Florence, AL     -         1,285,474    1,285,474
                                     Health Care Authority, Revenue
                                     Bonds Series 2000A), 5.50% (Coffee
                                     Health Group), 7/1/2005
 -           2,000,000 2,000,000     Mobile, AL IDB, (Series 1994A),      -         2,000,840    2,000,840
                                     3.25% TOBs (International Paper
                                     Co.), Optional Tender 12/1/2002
                                     Total                                -         9,882,739    9,882,739
                                     Alaska--3.0%
 -           3,000,000 3,000,000     Alaska State Housing Finance         -         3,250,470    3,250,470
                                     Corp., State Capital Project
                                     Revenue Bonds (Series 2001A),
                                     5.00%, 12/1/2006
 -           1,260,000 1,260,000     Anchorage, AK, UT GO Bonds (Series   -         1,317,695    1,317,695
                                     B), 5.00% (FGIC INS), 12/1/2003
 -           3,500,000 3,500,000     Valdez, AK Marine Terminal,          -         3,505,460    3,505,460
                                     (Series 1994B), 3.10% TOBs
                                     (Phillips Transportation Alaska,
                                     Inc.)/(Phillips Petroleum Co.
                                     GTD), Optional Tender 1/1/2003
 -           1,000,000 1,000,000     Valdez, AK Marine Terminal,          -         998,800      998,800
                                     (Series 1994C), 2.90% TOBs
                                     (Phillips Transportation Alaska,
                                     Inc.)/(Phillips Petroleum Co.
                                     GTD), Optional Tender 1/1/2003
                                     Total                                -         9,072,425    9,072,425
                                     Arizona--2.9%
 -           3,000,000 3,000,000     Arizona State Transportation         -         3,103,920    3,103,920
                                     Board, Transportation Excise Tax
                                     Revenue Bonds (Series 2000), 5.00%
                                     (Maricopa County, AZ Regional Area
                                     Road Fund), 7/1/2003
 -           1,500,000 1,500,000     Maricopa County, AZ Pollution        -         1,501,770    1,501,770
                                     Control Corp., (Series 1994E),
                                     3.75% TOBs (Arizona Public Service
                                     Co.), Mandatory Tender 4/8/2003
 -           2,000,000 2,000,000     Maricopa County, AZ Pollution        -         1,994,540    1,994,540
                                     Control Corp., Refunding Revenue
                                     Bonds (Series 1994B), 3.30% TOBs
                                     (Arizona Public Service Co.),
                                     Mandatory Tender 11/1/2002
 -           1,000,000 1,000,000     Maricopa County, AZ, IDA, 2.00% CP   -         1,000,000    1,000,000
                                     (American Water Capital Corp.),
                                     Mandatory Tender 9/5/2002
1,000,000     -        1,000,000     Maricopa County, AZ, Unified        1,058,880       -       1,058,880
                                     School District No. 97, GO UT,
                                     5.20% (FGIC LOC)/(Original Issue
                                     Yield: 5.30%), 7/1/2007
                                     Total                                          7,600,230    8,659,110
                                                                         1,058,880
                                     Arkansas--0.6%                       -
 -           1,000,000 1,000,000     Arkansas Development Finance         -         1,000,030    1,000,030
                                     Authority, Exempt Facilities
                                     Revenue Bonds, 3.50% TOBs (Waste
                                     Management, Inc. GTD), Mandatory
                                     Tender 8/1/2002
 -           677,922   677,922       Arkansas Development Finance         -         666,221      666,221
                                     Authority, SFM Revenue Bonds
                                     (Series 1997A-R), 6.50% (MBIA
                                     INS), 2/1/2011
                                     Total                                -         1,666,251    1,666,251
                                     California--0.7%
 -           1,000,000 1,000,000     California Statewide Communities     -         1,003,000    1,003,000
                                     Development Authority, Revenue
                                     Bonds (Series 2002C), 3.70% TOBs
                                     (Kaiser Permanente), Mandatory
                                     Tender 2/1/2005
 -           1,000,000 1,000,000     California Statewide Communities     -         1,023,650    1,023,650
                                     Development Authority, Revenue
                                     Bonds (Series 2002D), 4.35% TOBs
                                     (Kaiser Permanente), Mandatory
                                     Tender 2/1/2007
                                     Total                                -         2,026,650    2,026,650
                                     Colorado--0.8%
 -           415,000   415,000       Colorado HFA, SFM Revenue Bond,      -         434,576      434,576
                                     (Series C-1), 7.65%, 12/1/2025
 -           142,000   142,000       Colorado HFA, SFM Program Senior     -         143,123      143,123
                                     Bonds, (Series 1998C-2), 4.50%,
                                     11/1/2005
 -           105,000   105,000       Colorado HFA, SFM Program            -         105,870      105,870
                                     Subordinate Bonds, (Series 1998B),
                                     4.625%, 11/1/2005
 -           500,000   500,000       Colorado Health Facilities           -         501,330      501,330
                                     Authority, Hospital Refunding
                                     Revenue Bonds, 4.50% (Parkview
                                     Medical Center), 9/1/2002
 -           500,000   500,000       Colorado Health Facilities Authority,          509,565
                                     Hospital Refunding Revenue Bonds, 4.75%
                                     (Parkview Medical Center), 9/1/2003
                                                                          -                      509,565
 -           640,000   640,000       Colorado Health Facilities           -         662,419      662,419
                                     Authority, Hospital Refunding
                                     Revenue Bonds, 5.00% (Parkview
                                     Medical Center), 9/1/2004
                                     Total                                          2,356,883    2,356,883
                                     Connecticut--0.4%
1,000,000     -        1,000,000     Connecticut State, (Series B),      1,069,530       -       1,069,530
                                     5.35% (Original Issue Yield:
                                     5.33%), 6/15/2010 (@100)
                                     District Of Columbia--0.4%
 -           1,200,000 1,200,000     District of Columbia, Revenue        -         1,234,332    1,234,332
                                     Bonds (Series 1999), 5.30% TOBs
                                     (819 7th Street, LLC
                                     Issue)/(Branch Banking & Trust
                                     Co., Winston-Salem LOC), Mandatory
                                     Tender 10/1/2004
                                     Florida--2.2%
 -           995,000   995,000       Florida Housing Finance Corp.,       -         1,028,711    1,028,711
                                     Homeowner Mortgage Revenue Bonds,
                                     (Series 2), 4.75% (MBIA INS),
                                     7/1/2019
 -           1,300,000 1,300,000     Florida State Board of Education     -         1,372,462    1,372,462
                                     Capital Outlay, UT GO Bonds
                                     (Series 2001E), 5.00% (Florida
                                     State), 6/1/2004
 -           500,000   500,000       Miami Beach, FL Health Facilities    -         469,690      469,690
                                     Authority, Hospital Revenue Bonds
                                     (Series 2001B), 5.50% TOBs (Mt.
                                     Sinai Medical Center, FL) 5/15/2005
 -           1,885,000 1,885,000     Miami-Dade County, FL School         -         2,065,922    2,065,922
                                     District, COPS (Series A), 5.25%,
                                     10/1/2006
 -           1,600,000 1,600,000     Palm Beach County, FL Health         -         1,692,480    1,692,480
                                     Facilities Authority, Hospital
                                     Refunding Revenue Bonds (Series
                                     2001), 5.00% (BRCH Corp. Obligated
                                     Group), 12/1/2004
                                     Total                                -         6,629,265    6,629,265
                                     Georgia--0.9%
 -           1,700,000 1,700,000     Decatur County-Bainbridge, GA IDA,   -         1,700,068    1,700,068
                                     Revenue Bonds , 4.00% TOBs (John
                                     B. Sanifilippo & Son)/(LaSalle
                                     Bank, N.A. LOC), Mandatory Tender
                                     6/1/2006
950,000       -        950,000       Georgia Municipal Electric          1,009,812       -       1,009,812
                                     Authority, Refunding Revenue Bonds
                                     (Series Z), 5.10% (FSA
                                     LOC)/(Original Issue Yield:
                                     5.15%), 1/1/2005
                                     Total                               1,009,812  1,700,068    2,709,880
                                     Hawaii--1.1%
2,000,000     -        2,000,000     Hawaii State, GO UT (Series CB)     2,212,080       -       2,212,080
                                     Refunding Bonds, 5.75% (Original
                                     Issue Yield: 5.90%), 1/1/2007
1,000,000     -        1,000,000     Hawaii State, GO UT (Series CL),    1,076,920       -       1,076,920
                                     5.10% (Original Issue Yield:
                                     5.15%), 3/1/2006
                                     Total                               3,289,000       -       3,289,000
                                     Illinois--6.9%
 -                     1,585,000     Broadview, IL, Tax Increment Financing          1,585,238   1,585,238
             1,585,000               Revenue Bonds, 4,40%, 7/1/2002
1,000,000     -        1,000,000     Chicago, IL, GO UT, 5.40% (FGIC     1,070,210       -       1,070,210
                                     LOC), 1/1/2005
1,550,000     -        1,550,000     Chicago, IL, GO UT Refunding        1,689,097       -       1,689,097
                                     Bonds, 6.30% (AMBAC LOC)/(Original
                                     Issue Yield: 6.40%), 1/1/2005
1,000,000     -        1,000,000     Chicago, IL, O'Hare International   1,098,240       -       1,098,240
                                     Airport, (Series A), 6.375% (MBIA
                                     LOC)/(Original Issue Yield:
                                     6.735%), 1/1/2012
1,000,000     -        1,000,000     Chicago, IL, O'Hare International   1,087,260       -       1,087,260
                                     Airport, Revenue Bonds (Series A),
                                     5.375% (AMBAC LOC)/(Original Issue
                                     Yield: 5.50%), 1/1/2007
1,000,000     -        1,000,000     Chicago, IL Public Building         1,041,730       -       1,041,730
                                     Commission, Revenue Bonds (Series
                                     C), 5.80% (Chicago, IL Park
                                     District)/(FGIC LOC)/(Original
                                     Issue Yield: 5.886%), 1/1/2013
 -           45,000    45,000        Chicago, IL SFM, Collateralized      -         46,170       46,170
                                     SFM Revenue Bonds, (Series A-1),
                                     4.85% (GNMA COL), 3/1/2015
 -           1,030,000 1,030,000     Illinois Health Facilities           -         1,062,239    1,062,239
                                     Authority, Revenue Bonds, (Series
                                     1998), 5.25% (Centegra Health
                                     System), 9/1/2003
 -           1,000,000 1,000,000     Illinois Health Facilities           -         1,003,660    1,003,660
                                     Authority, Revenue Refunding Bonds
                                     (Series A), 4.80% (Advocate Health
                                     Care Network)/(Original Issue
                                     Yield: 4.90%), 8/15/2002
 -           2,000,000 2,000,000     Illinois Health Facilities           -         2,061,100    2,061,100
                                     Authority, Revenue Refunding Bonds
                                     (Series A), 5.00% (Advocate Health
                                     Care Network), 8/15/2003
 -           1,000,000 1,000,000     Illinois State, UT GO Bonds (First   -         1,080,500    1,080,500
                                     Series of December 2000), 5.50%,
                                     12/1/2004
 -           2,000,000 2,000,000     Illinois State, UT GO Bonds          -         2,078,460    2,078,460
                                     (Series 2000), 5.25%, 8/1/2003
1,000,000     -        1,000,000     Lake County, IL, (Series A) Water   1,047,770       -       1,047,770
                                     & Sewer Refunding Revenue Bonds,
                                     5.50% (AMBAC LOC)/(Original Issue
                                     Yield: 5.65%), 12/1/2009
1,000,000     -        1,000,000     Northern Cook County, IL Solid      1,011,500       -       1,011,500
                                     Waste Agency, Resource Recovery
                                     Improvement Bonds, 6.30% (MBIA
                                     Insurance Corp. LOC)/(Original
                                     Issue Yield: 6.40%), 5/1/2004
 -           3,050,000 3,050,000     Will & Kendall Counties, IL          -         3,397,456    3,397,456
                                     Community Consolidated School
                                     District No. 202, UT GO Bonds ,
                                     5.50%, 12/30/2007
                                     Total                                          12,314,823   20,360,630
                                                                         8,045,807
                                     Indiana--1.0%
 -           1,000,000 1,000,000     Indiana Development Finance          -         1,006,620    1,006,620
                                     Authority, Refunding Revenue Bonds
                                     (Series 1998A), 4.75% TOBs
                                     (Southern Indiana Gas & Electric
                                     Co.), Mandatory Tender 3/1/2006
 -           1,200,000 1,200,000     Indiana Health Facility Financing    -         1,268,376    1,268,376
                                     Authority, Health System Revenue
                                     Bonds (Series 2001), 5.00%
                                     (Sisters of St. Francis Health
                                     Services), 11/1/2004
 -           760,000   760,000       Indiana State HFA, SFM Revenue       -         783,636      783,636
                                     Bonds, (Series C-3), 4.75%,
                                     1/1/2029
                                     Total                                -         3,058,632    3,058,632
                                     Iowa--0.7%
 -           1,880,000 1,880,000     Iowa Finance Authority, Iowa State   -         1,994,454    1,994,454
                                     Revolving Fund Revenue Bonds
                                     (Series 2001), 5.00%, 8/1/2004
 -                                   Kansas--2.8%
 -           2,000,000 2,000,000     Burlington, KS, (Series B), 3.25%    -         2,002,820    2,002,820
                                     TOBs (Kansas City Power And Light
                                     Co.), Optional Tender 8/30/2002
1,000,000     -        1,000,000     Johnson County, KS, Unified School  1,042,710       -       1,042,710
                                     District No. 233, GO UT, 5.25%
                                     (FGIC LOC)/(Original Issue Yield:
                                     5.30%), 9/1/2017
 -           2,000,000 2,000,000     La Cygne, KS, Environmental          -         2,026,600    2,026,600
                                     Improvement Revenue Refunding
                                     Bonds, (Series 1994), 3.90% TOBs
                                     (Kansas City Power And Light Co.),
                                     Mandatory Tender 9/1/2004
 -           265,000   265,000       Sedgwick & Shawnee Counties, KS,     -         269,979      269,979
                                     SFM Revenue Bonds, Mortgage-Backed
                                     Securities Program, (Series 1998
                                     A-1), 4.70% (GNMA Collateralized
                                     Home Mortgage Program COL),
                                     12/1/2008
 -           1,640,000 1,640,000     Sedgwick & Shawnee Counties, KS,     -         1,708,732    1,708,732
                                     SFM Revenue Bonds, Mortgage-Backed
                                     Securities Program, (Series 1998
                                     A-1), 5.00% (GNMA Collateralized
                                     Home Mortgage Program COL),
                                     6/1/2013
 -           340,000   340,000       Sedgwick & Shawnee Counties, KS,     -         346,501      346,501
                                     SFM Revenue Bonds (Series
                                     2001B-1), 4.00% (GNMA
                                     Collateralized Home Mortgage
                                     Program GTD), 12/1/2013
1,000,000     -        1,000,000     Topeka, KS, (Series B), 5.00%       1,026,210       -       1,026,210
                                     (MBIA Insurance Corp. LOC),
                                     8/15/2016
                                     Total                                          6,354,632    8,423,552
                                                                         2,068,920
                                     Louisiana--4.7%
 -           1,000,000 1,000,000     Calcasieu Parish, LA, IDB, PCR       -         1,037,500    1,037,500
                                     Refunding Bonds, (Series 2001),
                                     4.80% (Occidental Petroleum
                                     Corp.), 12/1/2006
 -           2,200,000 2,200,000     Lake Charles, LA Harbor & Terminal   -         2,281,246    2,281,246
                                     District, Port Facilities Revenue
                                     Refunding Bond, Trunkline Lining
                                     Co Project, 7.75% (Duke Energy
                                     Corp.), 8/15/2022
 -           1,935,000 1,935,000     Louisiana Agricultural Finance       -         2,005,182    2,005,182
                                     Authority, Revenue Bonds, 5.20%
                                     (Louisiana-Pacific
                                     Corp.)/(Hibernia National Bank
                                     LOC), 5/1/2004
2,000,000     -        2,000,000     Louisiana PFA, Refunding Revenue    2,022,380       -       2,022,380
                                     Bonds, 5.95% (AXA LOC), 6/15/2019
 -           2,000,000 2,000,000     Louisiana State Energy & Power       -         2,038,400    2,038,400
                                     Authority, Refunding Revenue Bonds
                                     (Series 2000), 5.25% (Rodemacher
                                     Unit No. 2 Project), 1/1/2003
 -           2,500,000 2,500,000     St. Charles Parish, LA, PCR          -         2,537,775    2,537,775
                                     Refunding Bonds (Series 1999-C),
                                     5.35% TOBs (Entergy Louisiana,
                                     Inc.), Mandatory Tender 10/1/2003
 -           2,000,000 2,000,000     St. Charles Parish, LA, PCR          -         2,005,320    2,005,320
                                     Refunding Revenue Bonds (Series
                                     1999A), 4.90% TOBs (Entergy
                                     Louisiana, Inc.), Mandatory Tender
                                     6/1/2005
                                     Total                                          11,905,423   13,927,803
                                                                         2,022,380
                                     Maryland--0.3%
 -           1,000,000 1,000,000     Prince Georges County, MD, IDRB      -         1,002,650    1,002,650
                                     (Series 1993), 4.25% TOBs
                                     (International Paper Co.),
                                     Optional Tender 7/15/2002
                                     Massachusetts--2.6%
1,000,000     -        1,000,000     Boston, MA, (Series A), 5.00%       1,036,590       -       1,036,590
                                     (MBIA Insurance Corp. LOC),
                                     2/1/2012 (@100)
1,000,000     -        1,000,000     Lawrence, MA, GO UT, 5.50% (AMBAC   1,092,530       -       1,092,530
                                     LOC)/(Original Issue Yield:
                                     4.71%), 2/1/2011
 -           2,495,000 2,495,000     Massachusetts HEFA, Revenue Bonds    -         2,564,810    2,564,810
                                     (Series 1999A), 5.25% (Caritas
                                     Christi Obligated Group), 7/1/2004
 -           1,060,000 1,060,000     Massachusetts HEFA, Revenue Bonds    -         1,105,548    1,105,548
                                     (Series C), 5.00% (Milton
                                     Hospital), 7/1/2004
1,000,000     -        1,000,000     Massachusetts HEFA, (Series E)      1,005,910       -       1,005,910
                                     Refunding Revenue Bonds, 5.50%
                                     (Original Issue Yield: 6.30%),
                                     10/1/2019
1,000,000     -        1,000,000     Massachusetts State Special         1,023,280       -       1,023,280
                                     Obligation Revenue, (Series A),
                                     5.00%, 6/1/2017
                                     Total                                          3,670,358    7,828,668
                                                                         4,158,310
                                     Michigan--4.1%
1,000,000     -        1,000,000     Central Michigan University,        1,029,840       -       1,029,840
                                     Refunding Revenue Bond, 6.00%
                                     (MBIA Insurance Corp.
                                     LOC)/(Original Issue Yield:
                                     6.40%), 10/1/2013
 -           2,500,000 2,500,000     Michigan Municipal Bond Authority,   -         2,752,450    2,752,450
                                     Revenue Bonds, 5.25% (Clean Water
                                     Revolving Fund), 10/1/2007
 -           1,005,000 1,005,000     Michigan State Hospital Finance      -         1,027,040    1,027,040
                                     Authority, Hospital Revenue &
                                     Refunding Bonds (Series 1998A),
                                     4.70% (Hackley Hospital Obligated
                                     Group), 5/1/2004
 -           1,265,000 1,265,000     Michigan State Hospital Finance      -         1,320,913    1,320,913
                                     Authority, Refunding Revenue Bonds
                                     (Series A), 5.50% (Trinity
                                     Healthcare Credit Group), 12/1/2003
 -           1,000,000 1,000,000     Michigan State Hospital Finance      -         1,067,540    1,067,540
                                     Authority, Refunding Revenue Bonds
                                     (Series A), 5.50% (Trinity
                                     Healthcare Credit Group), 12/1/2004
865,000       -        865,000       Michigan State Building Authority,  935,074         -       935,074
                                     (Series I) Health, Hospital,
                                     Nursing Home Improvement Revenue
                                     Bonds, 5.40% (Original Issue
                                     Yield: 5.50%), 10/1/2005
 -           820,000   820,000       Michigan State Hospital Finance      -         847,806      847,806
                                     Authority, Revenue & Refunding
                                     Bonds (Series 1998A), 4.40%
                                     (McLaren Health Care
                                     Corp.)/(Original Issue Yield:
                                     4.45%), 6/1/2004
1,000,000     -        1,000,000     Oxford, MI Area Community Schools,  1,071,970       -       1,071,970
                                     GO UT, 5.50% (Q-SBLF LOC), 5/1/2017
1,000,000     -        1,000,000     White Cloud, GO, 5.50% (Original    1,019,780       -       1,019,780
                                     Issue Yield: 5.75%), 5/1/2020
1,000,000     -        1,000,000     Wyoming, MI Public Schools, GO UT,  1,032,130       -       1,032,130
                                     5.25% (Original Issue Yield:
                                     5.425%), 5/1/2017
                                     Total                                          7,015,749    12,104,543
                                                                         5,088,794
                                     Minnesota--0.9%
1,000,000     -        1,000,000     Hopkins, MN ISD No. 270, GO UT,     1,044,510       -       1,044,510
                                     5.00% (FGIC LOC), 2/1/2015
1,500,000     -        1,500,000     Minnesota State, (GO UT), 5.00%     1,585,860       -       1,585,860
                                     (Original Issue Yield: 4.37%),
                                     10/1/2011 (@100)
                                     Total                               2,630,370       -       2,630,370
                                     Missouri--1.1%
 -           1,500,000 1,500,000     Missouri Highways & Transportation   -         1,606,065    1,606,065
                                     Commission, State Road Bonds
                                     (Series 2000A), 5.25%, 2/1/2005
 -           1,500,000 1,500,000     Missouri Highways & Transportation   -         1,627,275    1,627,275
                                     Commission, State Road Bonds
                                     (Series 2000A), 5.25%, 2/1/2006
                                     Total                                -         3,233,340    3,233,340
                                     Nebraska--0.5%
 -           1,500,000 1,500,000     Nebraska Public Power District,      -         1,528,245    1,528,245
                                     Construction Notes, 3.50%,
                                     12/1/2003
                                     Nevada--0.7%
1,000,000     -        1,000,000     Clark County, NV School District,   1,065,040       -       1,065,040
                                     GO LT (Series B), 5.50% (FGIC
                                     LOC), 6/15/2015
1,000,000     -        1,000,000     Washoe County, NV, Hospital         1,087,340       -       1,087,340
                                     Facilities, Revenue Bonds, 6.00%
                                     (AMBAC LOC)/(Original Issue Yield:
                                     6.10%), 6/1/2009
                                     Total                               2,152,380       -       2,152,380
                                     New Jersey--0.4%
1,000,000     -        1,000,000     West Deptford Township, GO, 5.375%  1,056,080       -       1,056,080
                                     (FGIC LOC), 9/1/2018
                                     New Mexico--0.8%
1,000,000     -        1,000,000     Santa Fe, NM, Community College     1,067,580       -       1,067,580
                                     District, GO UT, 5.45% (Original
                                     Issue Yield: 5.55%), 8/1/2010
 -           1,245,000 1,245,000     Santa Fe Solid Waste Management      -         1,274,756    1,274,756
                                     Agency, NM, Facility Revenue Bonds
                                     (Series 1996), 5.00%, 6/1/2003
                                     Total                                          1,274,756    2,342,336
                                                                         1,067,580
                                     New York--3.7%
 -           4,000,000 4,000,000     New York City, NY, UT GO Bonds       -         4,078,400    4,078,400
                                     (Series 1991B), 7.50% (Original
                                     Issue Yield: 7.70%), 2/1/2003
 -           1,000,000 1,000,000     New York City, NY, UT GO Bonds       -         1,067,420    1,067,420
                                     (Series D), 5.00%, 8/1/2006
 -           1,000,000 1,000,000     New York City, NY, UT GO Bonds       -         1,065,670    1,065,670
                                     (Series E), 5.00%, 8/1/2007
 -           2,360,000 2,360,000     New York State Mortgage Agency,      -         2,441,491    2,441,491
                                     Homeowner Mortgage Revenue Bonds,
                                     (Series 71), 4.75%, 10/1/2021
 -           1,000,000 1,000,000     New York State Thruway Authority,    -         1,059,340    1,059,340
                                     Highway and Bridge Transportation
                                     Fund Revenue Bd., (Series B-1),
                                     5.50% (MBIA INS), 4/1/2004
 -           1,185,000 1,185,000     Niagara Falls, NY City School        -         1,225,053    1,225,053
                                     District, COPS (Series 1998),
                                     5.625%, 6/15/2003
                                     Total                                -         10,937,374   10,937,374
                                     North Carolina--1.8%
 -           2,000,000 2,000,000     North Carolina Eastern Municipal     -         2,029,000    2,029,000
                                     Power Agency, Revenue Refunding
                                     Bonds (Series C), 5.125% (Original
                                     Issue Yield: 5.25%), 1/1/2003
 -           1,000,000 1,000,000     North Carolina Eastern Municipal     -         1,034,880    1,034,880
                                     Power Agency, Revenue Refunding
                                     Bonds (Series C), 5.25% (Original
                                     Issue Yield: 5.40%), 1/1/2004
 -           1,100,000 1,100,000     North Carolina HFA, SFM Revenue      -         1,114,003    1,114,003
                                     Bonds (Series 1997TT), 4.90%,
                                     9/1/2024
 -           1,000,000 1,000,000     North Carolina Municipal Power       -         1,018,390    1,018,390
                                     Agency No. 1, Revenue Refunding
                                     Bonds, 5.90% (Catawba
                                     Electric)/(Original Issue Yield:
                                     5.95%), 1/1/2003
                                     Total                                -         5,196,273    5,196,273
                                     Ohio--5.5%
 -           1,000,000 1,000,000     Beavercreek, OH Local School         -         1,034,180    1,034,180
                                     District, Special TANs, 4.25%,
                                     12/1/2004
 -           1,170,000 1,170,000     Franklin County, OH, Revenue         -         1,188,346    1,188,346
                                     Refunding Bonds, 4.35% (Capitol
                                     South Community Urban
                                     Redevelopment Corp.), 6/1/2003
 -           3,000,000 3,000,000     Hamilton County, OH, Local Cooling   -         3,031,710    3,031,710
                                     Facilities Revenue Bonds (Series
                                     1998), 4.90% TOBs (Trigen-Cinergy
                                     Solutions of Cincinnati
                                     LLC)/(Cinergy Corp. GTD),
                                     Mandatory Tender 6/1/2004
 -           1,750,000 1,750,000     Knox County, OH, Hospital            -         1,817,357    1,817,357
                                     Facilities Revenue Refunding Bonds
                                     (Series 1998), 4.30% (Knox
                                     Community Hospital)/(Radian Asset
                                     Assurance INS)/(Original Issue
                                     Yield: 4.40%), 6/1/2004
 -           1,500,000 1,500,000     Mahoning County, OH Hospital         -         1,501,095    1,501,095
                                     Facilities, Adjustable Rate Demand
                                     Health Care Facilities Revenue
                                     Refunding Bonds (Series 2002),
                                     4.00% TOBs (Copeland Oaks
                                     Project), Mandatory Tender
                                     3/31/2005
 -           610,000   610,000       Ohio HFA Multifamily Housing,        -         627,281      627,281
                                     Residential Mortgage Revenue Bonds
                                     (Series 1997D-1), 4.85% (GNMA
                                     COL), 3/1/2015
 -           1,350,000 1,350,000     Ohio HFA Multifamily Housing,        -         1,369,197    1,369,197
                                     Residential Mortgage Revenue Bonds
                                     (Series 1998A-1), 4.60% (GNMA
                                     COL), 9/1/2026
 -           1,000,000 1,000,000     Ohio State Air Quality Development   -         1,000,000    1,000,000
                                     Authority, Refunding Revenue Bonds
                                     (Series 2002A), 3.85% TOBs
                                     (Pennsylvania Power Co.),
                                     Mandatory Tender 7/1/2003
 -           1,000,000 1,000,000     Ohio State Air Quality Development   -         1,000,460    1,000,460
                                     Authority, Revenue Bonds (Series
                                     2001A), 3.70% TOBs (Cincinnati Gas
                                     and Electric Co.), Mandatory
                                     Tender 8/1/2002
 -           1,000,000 1,000,000     Ohio State Water Development         -         1,002,710    1,002,710
                                     Authority Pollution Control
                                     Facilities, Refunding Revenue
                                     Bonds (Series B), 4.40% TOBs (Ohio
                                     Edison Co.), Mandatory Tender
                                     12/1/2003
 -           1,500,000 1,500,000     Ohio State Water Development         -         1,501,710    1,501,710
                                     Authority, Refunding Facility PCR
                                     Bonds, 4.30% TOBs (Ohio Edison
                                     Co.), Mandatory Tender 6/1/2003
 -           1,000,000 1,000,000     University of Cincinnati, OH,        -         1,097,260    1,097,260
                                     General Receipts Revenue Bonds
                                     (Series A), 5.50%, 6/1/2006
                                     Total                                -         16,171,306   16,171,306
                                     Oklahoma--3.3%
 -           3,335,000 3,335,000     Oklahoma HFA, SFM Revenue Bonds      -         3,570,885    3,570,885
                                     (Series 1998D-2), 6.25% (GNMA
                                     Collateralized Home Mortgage
                                     Program COL), 9/1/2029
 -           2,000,000 2,000,000     Tulsa, OK International Airport,     -         2,057,200    2,057,200
                                     General Revenue Bonds, 5.00% (FGIC
                                     INS), 6/1/2003
 -           2,000,000 2,000,000     Tulsa, OK International Airport,     -         2,098,560    2,098,560
                                     General Revenue Bonds, 5.00% (FGIC
                                     INS), 6/1/2004
 -           2,000,000 2,000,000     Tulsa, OK Municipal Airport,         -         1,910,060    1,910,060
                                     Transportation Refunding Revenue
                                     Bonds (Series 2000A), 5.80% TOBs
                                     (American Airlines, Inc.),
                                     Mandatory Tender 12/1/2004
                                     Total                                -         9,636,705    9,636,705
                                     Oregon--0.7%
 -           1,000,000 1,000,000     Clackamas County, OR Hospital        -         1,049,590    1,049,590
                                     Facilities Authority, Revenue
                                     Refunding Bonds (Series 2001),
                                     5.00% (Legacy Health System),
                                     5/1/2004
 -           1,000,000 1,000,000     Clackamas County, OR Hospital        -         1,065,850    1,065,850
                                     Facilities Authority, Revenue
                                     Refunding Bonds (Series 2001),
                                     5.00% (Legacy Health System),
                                     5/1/2006
                                     Total                                -         2,115,440    2,115,440
                                     Pennsylvania--7.1%
 -           5,000,000 5,000,000     Montgomery County, PA IDA, PCR       -         5,221,950    5,221,950
                                     Refunding Bonds (Series 1999A),
                                     5.20% TOBs (Peco Energy Co.),
                                     Mandatory Tender 10/1/2004
 -           3,000,000 3,000,000     Northampton County, PA IDA, 2.10%    -         3,000,000    3,000,000
                                     CP (American Water Capital Corp.),
                                     Mandatory Tender 7/24/2002
 -           1,500,000 1,500,000     Pennsylvania EDFA, Resource          -         1,544,325    1,544,325
                                     Recovery Refunding Revenue Bonds
                                     (Series B), 6.75% (Northampton
                                     Generating), 1/1/2007
 -           2,500,000 2,500,000     Pennsylvania State Higher            -         2,511,925    2,511,925
                                     Education Assistance Agency,
                                     (Series 2002 A), 2.35% TOBs (FSA
                                     INS)/(Bayerische Landesbank
                                     Girozentrale, Lloyds TSB Bank PLC,
                                     London, State Street Bank and
                                     Trust Co. and Westdeutsche
                                     Landesbank Girozentrale LIQs),
                                     Optional Tender 7/1/2003
 -           200,000   200,000       Pennsylvania State Higher            -         214,820      214,820
                                     Education Facilities Authority,
                                     Revenue Bonds (Series 2001A),
                                     5.75% (UPMC Health System),
                                     1/15/2007
 -           1,000,000 1,000,000     Pennsylvania State Higher            -         1,072,140    1,072,140
                                     Education Facilities Authority,
                                     Revenue Bonds (Series 2001A),
                                     5.75% (UPMC Health System),
                                     1/15/2008
 -           1,250,000 1,250,000     Pennsylvania State Turnpike          -         1,372,550    1,372,550
                                     Commission, Turnpike Refunding
                                     Revenue Bonds (Series 2001S),
                                     5.50%, 6/1/2006
 -           2,000,000 2,000,000     Pennsylvania State University,       -         2,099,820    2,099,820
                                     Revenue Refunding Bonds, 5.00%,
                                     3/1/2004
 -           2,010,036 2,010,036     Philadelphia, PA Municipal           -         2,141,793    2,141,793
                                     Authority, Equipment Revenue Bonds
                                     (Series 1997A), 5.297%
                                     (Philadelphia, PA Gas
                                     Works)/(AMBAC INS), 10/1/2004
 -           1,000,000 1,000,000     Sayre, PA, Health Care Facilities    -         1,068,260    1,068,260
                                     Authority, Revenue Bonds (Series
                                     2002A), 5.50% (Guthrie Healthcare
                                     System), 12/1/2005
 -           640,000   640,000       Scranton-Lackawanna, PA Health &     -         671,494      671,494
                                     Welfare Authority, Revenue Bonds ,
                                     7.125% (Allied Services
                                     Rehabilitation Hospitals, PA),
                                     7/15/2005
                                     Total                                -         20,919,077   20,919,077
                                     Rhode Island--2.7%
 -           1,498,000 1,498,000     Cranston, RI, 3.75% BANs,            -         1,501,985    1,501,985
                                     11/14/2002
 -           2,775,000 2,775,000     Johnston, RI, (2002 Series), 3.00%   -         2,799,087    2,799,087
                                     BANs, 6/19/2003
1,475,000     -        1,475,000     Rhode Island Housing & Mortgage     1,551,257       -       1,551,257
                                     Finance Corp., (Series A)
                                     Refunding Revenue Bonds, 5.45%
                                     (AMBAC LOC), 7/1/2004
 -           600,000   600,000       Rhode Island State Health and        -         616,926      616,926
                                     Educational Building Corp.,
                                     Hospital Financing Revenue Bonds
                                     (Series 2002), 5.00% (Lifespan
                                     Obligated Group), 8/15/2005
 -           650,000   650,000       Rhode Island State Health and        -         671,990      671,990
                                     Educational Building Corp.,
                                     Hospital Financing Revenue Bonds
                                     (Series 2002), 5.25% (Lifespan
                                     Obligated Group), 8/15/2006
 -           700,000   700,000       Rhode Island State Health and        -         727,909      727,909
                                     Educational Building Corp.,
                                     Hospital Financing Revenue Bonds
                                     (Series 2002), 5.50% (Lifespan
                                     Obligated Group), 8/15/2007
                                     Total                                          6,317,897    7,869,154
                                                                         1,551,257
                                     South Carolina--0.8%
1,000,000     -        1,000,000     Charleston, SC Waterworks and       1,042,170       -       1,042,170
                                     Sewer, Refunding Revenue Bonds,
                                     5.25% (Original Issue Yield:
                                     4.86%), 1/1/2018
 -           1,000,000 1,000,000     Piedmont Municipal Power Agency,     -         1,045,040    1,045,040
                                     SC, Refunding Electric Revenue
                                     Bonds (Series 2002A) , 5.00%,
                                     1/1/2004
                                     Total                                           1,045,040   2,087,210
                                                                         1,042,170
 -                                   South Dakota--0.4%
 -           1,240,000 1,240,000     South Dakota State Health &          -         1,317,103    1,317,103
                                     Educational Authority, Refunding
                                     Revenue Bonds , 5.25% (Sioux
                                     Valley Hospital & Health System),
                                     11/1/2005
 -                                   Tennessee--3.8%
 -           485,000   485,000       Clarksville, TN Natural Gas          -         487,275      487,275
                                     Acquisition Corp., Gas Refunding
                                     Revenue Bonds, 4.00% (Dominion
                                     Resources, Inc.), 11/1/2002
 -           490,000   490,000       Clarksville, TN Natural Gas          -         497,316      497,316
                                     Acquisition Corp., Gas Refunding
                                     Revenue Bonds, 4.50% (Dominion
                                     Resources, Inc.), 5/1/2003
 -           500,000   500,000       Clarksville, TN Natural Gas          -         513,050      513,050
                                     Acquisition Corp., Gas Refunding
                                     Revenue Bonds, 5.00% (Dominion
                                     Resources, Inc.), 11/1/2003
 -           1,000,000 1,000,000     Metropolitan Government Nashville    -         1,030,560    1,030,560
                                     & Davidson County, TN HEFA,
                                     Multifamily Housing Revenue Bonds,
                                     5.20% TOBs (American Housing
                                     Corp.)/(FNMA LOC), Mandatory
                                     Tender 2/1/2006
 -           1,995,000 1,995,000     Metropolitan Government Nashville    -         2,117,114    2,117,114
                                     & Davidson County, TN HEFA,
                                     Refunding Revenue Bonds (Series
                                     B), 4.50% (Vanderbilt University),
                                     10/1/2005
 -           2,085,000 2,085,000     Metropolitan Government Nashville    -         2,222,381    2,222,381
                                     & Davidson County, TN HEFA,
                                     Refunding Revenue Bonds (Series
                                     B), 4.50% (Vanderbilt University),
                                     10/1/2006
 -           2,000,000 2,000,000     Metropolitan Government Nashville    -         2,264,000    2,264,000
                                     & Davidson County, TN HEFA,
                                     Revenue Bonds, 6.875% (Meharry
                                     Medical College)/(Original Issue
                                     Yield: 7.27%), 12/1/2024
 -           2,000,000 2,000,000     Metropolitan Government Nashville    -         2,003,200    2,003,200
                                     & Davidson County, TN IDB, Revenue
                                     Bonds, 4.10% TOBs (Waste
                                     Management, Inc.), Mandatory
                                     Tender 8/1/2004
                                     Total                                -         11,134,896   11,134,896
                                     Texas--8.8%
1,000,000     -        1,000,000     Austin, TX, Hotel Occupancy,        1,051,660       -       1,051,660
                                     5.625% (AMBAC LOC)/(Original Issue
                                     Yield: 5.71%), 11/15/2019
 -           3,000,000 3,000,000     Brazos River Authority, TX,          -         3,046,320    3,046,320
                                     (Series 1995B), 5.05% TOBs (TXU
                                     Electric Co.), Mandatory Tender
                                     6/19/2006
 -           1,000,000 1,000,000     Brazos River Authority, TX,          -         981,530      981,530
                                     Revenue Refunding Bonds (Series
                                     1999C), 5.20% TOBs (Reliant
                                     Energy, Inc.), Mandatory Tender
                                     12/1/2002
1,000,000     -        1,000,000     Dallas-Fort Worth, TX, Regional     1,077,600       -       1,077,600
                                     Airport, Refunding Revenue Bond,
                                     (Series A), 7.75% (FGIC LOC),
                                     11/1/2003
 -           1,370,000 1,370,000     Gregg County, TX HFDC, Hospital      -         1,418,964    1,418,964
                                     Revenue Bonds (Series 2002A),
                                     5.50% (Good Shepherd Medical
                                     Center), 10/1/2005
 -           2,000,000 2,000,000     Gulf Coast, TX Waste Disposal        -         2,009,600    2,009,600
                                     Authority, Environmental
                                     Facilities Refunding Revenue Bonds
                                     , 4.20% (Occidental Petroleum
                                     Corp.), 11/1/2006
1,000,000     -        1,000,000     Harris County, TX, GO LT            1,055,530       -       1,055,530
                                     Correctional Facility Improvement
                                     Bonds, 5.50% (Original Issue
                                     Yield: 5.55%), 10/1/2011
1,000,000     -        1,000,000     Houston, TX, (Series A), 5.375%     1,050,110       -       1,050,110
                                     (FSA LOC)/(Original Issue Yield:
                                     4.83%), 3/1/2017
1,000,000     -        1,000,000     Johnson County, TX, GO UT, 5.00%    1,023,830       -       1,023,830
                                     (FSA LOC)/(Original Issue Yield:
                                     4.85%), 2/15/2016
 -           2,070,000 2,070,000     Lewisville, TX, Combination          -         2,156,257    2,156,257
                                     Contract Revenue & Special
                                     Assessment Bonds (Series 1997),
                                     4.95% (United States Treasury
                                     GTD), 5/1/2021
 -           3,000,000 3,000,000     Matagorda County, TX Navigation      -         2,997,930    2,997,930
                                     District Number One, PCR Refunding
                                     Bonds (Series 1999A), 3.75% TOBs
                                     (Central Power & Light Co.),
                                     Mandatory Tender 11/1/2003
 -           1,000,000 1,000,000     North Central Texas HFDC, Hospital   -         1,037,630    1,037,630
                                     Revenue Refunding Bonds (Series
                                     2002), 4.00% (Children's Medical
                                     Center of Dallas)/(AMBAC INS),
                                     8/15/2004
1,000,000     -        1,000,000     North Texas Tollway Authority       1,036,630       -       1,036,630
                                     Dallas, (Series A), 5.10% (FGIC
                                     LOC)/(Original Issue Yield:
                                     5.20%), 1/1/2013
1,000,000     -        1,000,000     San Antonio, TX, Electric & Gas,    1,051,090       -       1,051,090
                                     Revenue Bonds, 5.50% (Original
                                     Issue Yield: 5.625%), 2/1/2015
 -           750,000   750,000       Sabine River Authority, TX, PCR      -         754,650      754,650
                                     Revenue Refunding Bonds (Series
                                     2001C), 4.00% TOBs (TXU Electric
                                     Co.), Mandatory Tender 11/1/2003
1,000,000     -        1,000,000     Spring Texas ISD, 5.25%,            1,015,260       -       1,015,260
                                     2/15/2019
 -           1,130,000 1,130,000     Tarrant County, TX Jr. College       -         1,179,867
                                     District, Refunding LT GO Bonds
                                     (Series 2001A), 4.75%,               -                      1,179,867
                                     2/15/2004
840,000       -        840,000       Texas Water Development Board,      861,689         -       861,689
                                     Revenue Bond, 3.95% (Ambac
                                     Financial Group, Inc. LOC),
                                     8/15/2003
1,000,000     -        1,000,000     Travis Country, TX, GO UT, 5.25%,   1,061,870       -       1,061,870
                                     3/1/2015
                                     Total                                          15,582,748   25,868,017
                                                                         10,285,269
                                     Utah--1.3%
 -           1,650,000 1,650,000     Alpine, UT School District, UT GO    -         1,788,484    1,788,484
                                     Bonds, 5.25%, 3/15/2006
580,000       -        580,000       Intermountain Power Agency, UT,     585,852         -       585,852
                                     (Series B), 5.25% (Original Issue
                                     Yield: 5.79%), 7/1/2017
420,000       -        420,000       Intermountain Power Agency, UT,     428,119         -       428,119
                                     (Series B), 5.25% (Original Issue
                                     Yield: 5.79%), 7/1/2017
440,000       -        440,000       Intermountain Power Agency, UT,     460,579         -       460,579
                                     (Series C), 5.00% (Original Issue
                                     Yield: 4.70%), 7/1/2004
560,000       -        560,000       Intermountain Power Agency, UT,     587,462         -       587,462
                                     (Series C), 5.00% (Original Issue
                                     Yield: 4.999%), 7/1/2004
                                     Total                                           1,788,484   3,850,496
                                                                         2,062,012
                                     Virginia--0.9%
605,000       -        605,000       Chesapeake, VA, IDA, Public         649,830         -       649,830
                                     Facility Lease Revenue Bonds,
                                     5.40% (MBIA LOC)/(Original Issue
                                     Yield: 5.50%), 6/1/2005
 -           2,000,000 2,000,000     Louisa, VA IDA, Solid Waste &        -         2,002,780    2,002,780
                                     Sewage Disposal Revenue Bonds
                                     (Series 2000A), 3.15% TOBs
                                     (Virginia Electric & Power Co.),
                                     Mandatory Tender 4/1/2003
                                     Total                                 649,830   2,002,780   2,652,610
                                     Washington--4.9%
 -           1,155,000 1,155,000     Clark County, WA Public Utilities    -         1,237,421    1,237,421
                                     District No. 001, Generating
                                     System Revenue Refunding Bonds
                                     (Series 2000), 5.50%, 1/1/2005
 -           2,065,000 2,065,000     Clark County, WA Public Utilities    -         2,244,676    2,244,676
                                     District No. 001, Generating
                                     System Revenue Refunding Bonds
                                     (Series 2000), 5.50%, 1/1/2006
1,000,000     -        1,000,000     Kitsap County, WA School District   1,080,050       -       1,080,050
                                     #400, (GO UT), 5.50% (Original
                                     Issue Yield: 4.97%), 12/1/2015
1,000,000     -        1,000,000     Snohomish County, WA, School        1,092,450       -       1,092,450
                                     District No. 6, UT GO Refunding
                                     Bonds, 5.45% (FGIC INS), 12/1/2005
 -       1,310,000     1,310,000     Spokane, WA, Refunding UT GO Bonds   -         1,456,248    1,456,248
                                     , 5.50%, 12/15/2007
 -           1,400,000 1,400,000     Tacoma, WA Solid Waste Utility,      -         1,423,548    1,423,548
                                     (Series B) Revenue Refunding
                                     Bonds, 5.50% (AMBAC INS), 12/1/2002
 -           280,000   280,000       Tacoma, WA Solid Waste Utility,      -         284,777      284,777
                                     (Series B) Revenue Refunding
                                     Bonds, 5.50% (AMBAC INS), 12/1/2002
 -           2,500,000 2,500,000     Washington State Public Power        -         2,594,200    2,594,200
                                     Supply System, Nuclear Project No.
                                     2 Revenue Refunding Bond, (Series
                                     1997B), 5.50% (Energy Northwest,
                                     WA), 7/1/2003
1,000,000     -        1,000,000     Washington State Public Power       1,075,860       -       1,075,860
                                     Supply System, (Series B), 5.40%
                                     (Energy Northwest, WA)/(Original
                                     Issue Yield: 5.45%), 7/1/2005
             2,000,000 2,000,000     Washington State, Refunding UT GO    -         2,162,020    2,162,020
                                     Bonds , 5.25%, 9/1/2005
                                     Total                                          11,402,890   14,651,250
                                                                         3,248,360
                                     Wisconsin--0.5%
 -           1,500,000 1,500,000     Wisconsin State HEFA, Revenue        -         1,586,206    1,586,206
                                     Bonds (Series 2002A), 5.00%
                                     (Ministry Health Care), 2/15/2005
                                     Wyoming--1.1%
 -           2,150,000 2,150,000     Albany County, WY, Pollution         -         2,172,209    2,172,209
                                     Control Revenue Bonds (Series
                                     1985), 3.30% TOBs (Union Pacific
                                     Railroad Co.)/(Union Pacific Corp.
                                     GTD), Optional Tender 12/1/2002
1,000,000     -        1,000,000     Wyoming Building Corp.,             1,042,230       -       1,042,230
                                     Correctional Facility Improvement
                                     Revenue Bonds, 5.00% (Original
                                     Issue Yield: 5.05%), 10/1/2013
                                     Total                                           2,172,209   3,214,439
                                                                         1,042,230
                                     Total Short- Intermediate                                   269,447,304
                                     Municipal Securities (identified    54,598,971 214,848,333
                                     cost $263,824,866)
                                     Short-Term Municipal
                                     securities--8.4%
                                     Arizona--0.8%
 -           1,200,000 1,200,000     Prescott, AZ IDA, (Series A)         -         1,200,000    1,200,000
                                     Weekly VRDNs (Prescott Convention
                                     Center, Inc.)/(Household Finance
                                     Corp. GTD)
 -           1,200,000 1,200,000     Prescott, AZ IDA, (Series B)         -         1,200,000    1,200,000
                                     Weekly VRDNs (Prescott Convention
                                     Center)/(Household Finance Corp.
                                     GTD)
                                     Total                                -         2,400,000    2,400,000
 -                                   Georgia--0.3%
 -           1,000,000 1,000,000     Bibb County, GA Development          -         1,000,000    1,000,000
                                     Authority, (Series 1991IR-1)
                                     Weekly VRDNs (Temple-Inland, Inc.)
                                     Mississippi--2.7%
 -           8,100,000 8,100,000     Jackson County, MS Port Facility     -         8,100,000    8,100,000
                                     Daily VRDNs (ChevronTexaco Corp.
                                     GTD)
                                     New York--0.5%
 -           1,500,000 1,500,000     New York State Energy Research &     -         1,500,000    1,500,000
                                     Development Authority, Poll Ctrl
                                     Revenue Adj Rate Bonds (1988
                                     Series A) Daily VRDNs (Niagara
                                     Mohawk Power Corp.)/(JPMorgan
                                     Chase Bank LOC)
                                     Tennessee--0.3%                      -
 -           1,000,000 1,000,000     Carter County, TN IDB, (Series       -         1,000,000    1,000,000
                                     1983) Weekly VRDNs (Inland
                                     Container Corp.)/(Temple-Inland,
                                     Inc. GTD)
                                     Texas--3.5%
 -           10,500,00010,500,000    Harris County, TX HFDC, (Series      -         10,500,000   10,500,000
                                     1994) Daily VRDNs (Methodist
                                     Hospital, Harris County, TX)
                                     Washington--0.3%
 -           800,000   800,000       Port Grays Harbor, WA Industrial     -         800,000      800,000
                                     Development Corp., Solid Waste
                                     Disposal Revenue Bonds (Series
                                     1993) Weekly VRDNs (Weyerhaeuser
                                     Co.)
                                     Total Short-Term Municipal securities          25,300,000   25,300,000
                                     (identified cost $25,300,000)
                                     Mutual Fund--0.2%
762,792       -        762,792       SEI Tax Exempt Money Market Fund    762,792                 762,792
                                     (at net asset value)
                                     Total Investments- 99.7%            55,361,763 240,148,333  295,510,096
                                     (identified cost $289,124,866) (2)
                                     Other Assets and                    683,026    263,368      946,394
                                     Liabilities - 0.3%
                                     Total Net Assets - 100%           $56,044,789  $240,411,701 $296,456,490



           1 Denotes a restricted security which is subject to resale under Federal
             Securities laws. These securities amounted to $1,019,119 for the
             Federated Short-Term Municipal Trust Pro Forma
             Combined which
              represents 0.3% of net assets.

           2 The cost of investments for Federal Tax purposes amounts to $289,124,866 for the Federated Short-Term Municipal Trust Pro
             Forma Combined.

Note: The categories of investments are shown as a percentage of Pro Forma Combining total net assets as shown on the Statements of Assets and Liabilities.

The following acronyms are used throughout this portfolio:

             AMBAC
             AMT       --American Municipal Bond Assurance
                       Corporation
             BANs      --Alternative Minimum Tax
             COL       --Bond Anticipation Notes
             COPs      --COL
             CP        --Certificates of Participation
             EDFA      --Commercial Paper
             FGIC      --Economic Development Financing
                       Authority
             FNMA      --Financial Guaranty Insurance Company
             FSA       --Federal National Mortgage Association
             GNMA      --Financial Security Assurance
             GO        --Government National Mortgage
                       Association
             GTD       --General Obligation
             HEFA      --Guaranteed
             HFA       --Health and Education Facilities
                       Authority
             HFDC      --Housing Finance Authority
             IDA       --Health Facility Development
                       Corporation
             IDB       --Industrial Development Authority
             IDRB      --Industrial Development Bond
             IFA       --Industrial Development Revenue Bond
             INS       --Industrial Finance Authority
             LIQs      --Insured
             LOC       --Liquidity Agreements
             LT        --Letter of
                       Credit
             MBIA      --Limited Tax
             PCR       --Municipal Bond Investors Assurance
             PSFG      --Pollution Control Revenue
             SFM       --Permanent School Fund Guarantee
             TOBs      --Single Family Mortgage
             UT        --Tender Option Bonds
             VRDNs     --Unlimited
                       Tax
                       --Variable Rate Demand Notes


                       Riggs Short Term Tax Free Bond Fund
                  Federated Short-Term Municipal Trust (Annual)
                  Pro Forma Combining Statements of Assets and
                                   Liabilities

                                  June 30, 2002


                                                                              Federated
                                     Riggs                                   Short-Term
                                   Short Term      Federated                  Municipal
                                                                                Trust
                                    Tax Free       Short-Term    Pro          Pro Forma
                                                                 Forma
Assets:                            Bond Fund       Municipal     Adjustment    Combined
                                                     Trust
-----------------------------     -------------   -------------  ------------------------
-----------------------------
Investments in securities,       $               $
at value                            55,361,763     240,148,333          -    295,510,096
-----------------------------
Cash
                                         5,083          16,784          -         21,867
-----------------------------
Income receivable
                                       876,335       2,811,259          -      3,687,594
-----------------------------
Receivable for shares sold
                                             -         339,604          -        339,604
-----------------------------
Receivable for Investments
sold                                         -         610,000          -        610,000
-----------------------------
                                  -------------   -------------  ---------   ------------
     Total assets
                                    56,243,181     243,925,980          -    300,169,161
-----------------------------     -------------   -------------  ---------   ------------
Liabilities:
-----------------------------
Payable for investments
purchased                                    -       3,022,069          -      3,022,069
-----------------------------
Income distribution payable
                                       186,489         371,717          -        558,206
-----------------------------
Payable for shares redeemed
                                             -         107,315          -        107,315
-----------------------------
Accrued expenses
                                        11,903          13,178          -         25,081
-----------------------------     -------------   -------------  ---------   ------------
     Total liabilities
                                       198,392       3,514,279          -      3,712,671
-----------------------------     -------------   -------------  ---------   ------------
Net Assets                                   $               $    $           $
                                    56,044,789     240,411,701          -    296,456,490
-----------------------------     -------------   -------------  ---------   ------------
Net Assets Consists of:
-----------------------------
Paid in capital                              $               $    $
                                    53,844,288     241,532,571          -    295,376,859
-----------------------------
Net unrealized appreciation
  of investments
                                     2,068,015       4,317,215          -      6,385,230
-----------------------------
Accumulated net realized
gain (loss) on
   investments
                                       116,796     (5,438,008)          -    (5,321,212)
-----------------------------
Undistributed (distributions
in excess of) net
   investment income
                                        15,690            (77)          -         15,613
-----------------------------     -------------   -------------  ---------   ------------
                                  -------------   -------------  ---------   ------------
     Total Net Assets                        $               $    $           $
                                    56,044,789     240,411,701          -    296,456,490
-----------------------------     -------------   -------------  ---------   ------------
                                  -------------   -------------  ---------
Net Assets:
Class R Shares                               $               $   ($56,044,(a))$
                                    56,044,789               -                         -
                                  -------------   -------------  ---------   ------------
Institutional Shares                         $               $    $           $
                                             -     211,834,535          -    211,834,535
                                  -------------   -------------  ---------   ------------
                                  -------------   -------------
Institutional Service Shares                 $               $            (a) $
                                             -      28,577,166   $56,044,789  84,621,955
                                  -------------   -------------  ---------   ------------

Shares Outstanding:
     Class R Shares
                                     5,356,211               -   (5,356,21(a)          -
-----------------------------     -------------   -------------  ---------   ------------
                                                                 ---------
     Institutional Shares
                                             -      20,473,034                20,473,034
-----------------------------     -------------   -------------              ------------
                                                                 ---------
     Institutional Service
Shares                                       -       2,761,799   5,414,955(a)  8,176,754
-----------------------------     -------------   -------------  ---------   ------------

Net Asset Value, Offering
Price and
   Redemption Proceeds Per
Share
-----------------------------
Net Asset Value and Offering
Price Per Share
     Class R Shares                          $               $
                                         10.46               -
-----------------------------     -------------   -------------  ---------   ------------
     Institutional Shares                    $               $                $
                                             -           10.35                     10.35
-----------------------------     -------------   -------------  ---------   ------------
     Institutional Service                   $               $                $
Shares                                       -           10.35                     10.35
-----------------------------     -------------   -------------  ---------   ------------
Redemption Proceeds Per
Share (b)
-----------------------------     -------------   -------------  ---------   ------------
     Class R Shares                          $               $                $
                                         10.25 (c)           -                         -
-----------------------------     -------------   -------------  ---------   ------------
     Institutional Shares                                    $                $
                                                         10.35                     10.35
-----------------------------     -------------   -------------  ---------   ------------
     Institutional Service                                   $                $
Shares                                                   10.35                     10.35
-----------------------------     -------------   -------------  ---------   ------------
Investments, at identified                   $               $    $           $
cost                                53,293,748     235,831,118          -    289,124,866
-----------------------------     -------------   -------------  ---------   ------------

(a) Adjustment to reflect share balance and combined net asset value as a result of the combination.
(b) See "What Do Shares Cost?"
in the Prospectus.
(c) Computation of minimum redemption proceeds per share
98/100 of net asset value.

(See Notes to Pro Forma
Financial Statements)

                                            Riggs Short Term Tax Free Bond Fund
                                            Federated Short-Term Municipal Trust
                                                               Pro Forma Combining
                                                  Statements of Operations
                                                  Year Ended June 30, 2002



                                        ---------------------------------------------

                                          Riggs                             Federated
                                        Short Term                          Short-Term
                                         Tax Free   Federated               Municipal
                                                                             Trust
                                        Bond Fund   Short-Term   Pro        Pro
                                                                  Forma      Forma
                                           Fund      Municipal   Adjustment Combined
                                                       Trust
                                        ----------- ---------------------------------
Investment Income:
Interest
                                         2,811,021   9,192,484         -    12,003,505

Expenses:
Investment adviser fee
                                           424,271     871,572   (110,017(a)1,185,826
Administrative personnel and services
fee                                         90,511     163,792   (31,961)(b) 222,342
Custodian fees
                                            11,314      11,264   (11,314)(c)  11,264
Transfer and dividend disbursing agent
fees and expenses                           12,314      54,322   (12,314)(d)  54,322
Directors'/Trustees' fees
                                               451      11,589     (451) (e)  11,589
Auditing fees
                                            14,609      12,900   (14,609)(f)  12,900
Legal fees
                                             2,641       3,514   (2,641) (g)   3,514
Portfolio accounting fees
                                             8,246      78,569   (8,246) (h)  78,569
Distribution services fee - Class R
Shares                                     141,424           -   (141,424)         -
                                                                         (i)
Distribution services fee -
Institutional Service Shares                     -      59,968   151,587     211,555
                                                                         (j)
Shareholder services fee - Class R
Shares                                     141,424           -   (141,424(k)       -
Shareholder services fee -
Institutional Service Shares                     -      59,968   151,587     211,555
                                                                         (l)
Shareholder services fee -
Institutional Shares                             -     484,764         -     484,764
Share registration costs
                                            17,831      43,675   (17,831)(m)  43,675
Printing and postage
                                             2,301      26,568   (2,301) (n)  26,568
Insurance premiums
                                               881       1,141     (881) (o)   1,141
Miscellaneous
                                             1,620      10,391   (1,620) (p)  10,391
                                        ----------- -----------             ---------
                                                                 --------   ---------
     Total expenses
                                           869,838   1,893,997   (193,860)  2,569,975
                                        ----------- -----------  --------   ---------
Waivers:
Waiver of investment adviser fee
                                         (115,480)   (260,224)    19,956 (q)(355,748)
Waiver of transfer and dividend
disbursing agent fees and expenses               -     (4,879)         -     (4,879)
Waiver of distribution services fee -
Class R Shares                           (141,424)           -   141,424 (r)       -
Waiver of distribution services fee -
Institutional Service Shares                     -    (59,968)   (151,587(s)(211,555)
Waiver of shareholder services fee -
Class R Shares                            (84,854)           -    84,854 (t)       -
Waiver of shareholder services fee -
Institutional Shares                             -   (484,764)         -    (484,764)
                                        ----------- -----------  --------   ---------
Total waivers                            (341,758)   (809,835)    94,647    (1,056,946)
                                        ----------- -----------  --------   ---------
                                        ----------- -----------  --------
Net expenses                               528,080   1,084,162   (99,213)   1,513,029
                                        ----------- -----------  --------   ---------
                                        ----------- -----------  --------   ---------
Net investment income                    2,282,941   8,108,322    99,213    10,490,476
                                        ----------- -----------  --------   ---------
Realized and Unrealized Gain (Loss) on
Investments:
Net realized gain (loss) on investments
                                           226,959   (315,236)         -    (88,277)
Net change in unrealized
appreciation/depreciation
   of investments
                                           511,610   1,883,229         -    2,394,839
                                        ----------- -----------  --------   ---------
     Net realized and unrealized gain
on investments                             738,569   1,567,993         -    2,306,562
                                        ----------- -----------  --------   ---------
                                                                 --------
          Change in net assets           $           $                       $
resulting from operations                3,021,510   9,676,315    99,213    12,797,038
                                        ----------- -----------  --------   ---------


(See Legend to Pro Forma Adjustments on the following page)
(See Notes to Pro Forma Financial
Statements)



                                                   Riggs Short Term Tax Free Bond Fund
                                                   Federated Short-Term Municipal Trust
                                               Pro Forma Combining Statements of Operations

                                   ----------------------------------------------------------------------
                                       Riggs
                                     Short Term
                                      Tax Free        Federated
                                     Bond Fund        Short-Term
                                        Fund       Municipal Trust     Pro Forma           Pro Forma
                                   April 30, 2003   June 30, 2002      Adjustment          Combined
                                   --------------- ----------------- ------------------ ------------------


Investment Income:
Interest
                                        2,426,029         9,192,484              -            11,618,513
                                   --------------- ----------------- --------------     -----------------
Total Investment Income
                                        2,426,029         9,192,484              -            11,618,513
Expenses:
Investment advisory fee
                                          396,933           871,572      (133,377) (a)         1,135,128
Administrative personnel and
services fee                               84,679           163,792       (35,634) (b)           212,837
Custodian fees
                                           10,585            11,264       (10,585) (c)            11,264
Transfer and dividend disbursing
agent fees and expenses                       435            54,322          (435) (d)            54,322
Directors' fees
                                            1,287            11,589        (1,287) (e)            11,589
Auditing fees
                                           17,075            12,900       (17,075) (f)            12,900
Legal fees
                                            4,234             3,514        (4,234) (g)             3,514
Portfolio accounting fees
                                            4,647            78,569        (4,647) (h)            78,569
Shareholder services fee - Class
R Shares                                  132,311                 -      (132,311)
                                                                                   (i)                 -
Shareholder services fee -
Institutional Service Shares                    -            59,968
                                                                           119,901 (j)           179,869
Shareholder services fee -
Institutional Shares                            -           484,764
                                                                                 -               484,764
Distribution services fee - Class
R Shares                                  132,311                 -      (132,311) (k)                 -
Distribution services fee -
Institutional Service Shares                    -            59,968
                                                                           119,901 (l)           179,869
Share registration costs                                                           (m)
                                           13,465            43,675       (13,465)                43,675
Printing and postage
                                            3,603            26,568        (3,603) (n)            26,568
Insurance premiums
                                            1,272             1,141        (1,272) (o)             1,141
Miscellaneous
                                              129            10,391          (129) (p)            10,391
                                   --------------- ----------------- --------------     -----------------
                                                                     --------------     -----------------
     Total expenses
                                          802,966         1,893,997      (250,563)             2,446,400
                                   --------------- ----------------- --------------     -----------------
Waivers:
Waiver of investment adviser fee                          (260,224)                (q)
                                         (92,878)                           40,942             (312,160)
Waiver of transfer and dividend
disbursing agent fees and expenses              -           (4,879)
                                                                                 -               (4,879)
Waiver of shareholder services
fee - Class R Shares                     (79,387)                 -         79,387 (r)
                                                                                                       -
Waiver of shareholder services
fee - Institutional Shares                      -         (484,764)
                                                                                 -             (484,764)
Waiver of distribution services
fee - Class R Shares                    (132,311)                 -        132,311 (s)                 -
Waiver of distribution services
fee - Institutional Service Shares              -            59,968                (t)           179,869
                                                                           119,901
                                   --------------- ----------------- --------------     -----------------
     Total waivers                      (304,576)         (689,899)        372,541             (621,934)
                                   --------------- ----------------- --------------     -----------------
                                   --------------- ----------------- --------------     -----------------
         Net expenses                     498,390         1,204,098        121,978             1,824,466
                                   --------------- ----------------- --------------     -----------------
                                   --------------- ----------------- --------------     -----------------
            Net investment income       1,927,639         7,988,386      (121,978)             9,794,047
                                   --------------- ----------------- --------------     -----------------
Realized and Unrealized Gain
(Loss) on Investments:
Net realized gain (loss) on
investments                             1,037,551         (315,236)              -               722,315
Net change in unrealized
appreciation
   on investments
                                          111,300         1,883,229              -             1,994,529
                                   --------------- ----------------- --------------     -----------------
     Net realized and unrealized
gain on investments                     1,148,851         1,567,993                            2,716,844
                                                                                 -
                                   --------------- ----------------- --------------     -----------------
                                                                     --------------
          Change in net assets       $  3,076,490     $   9,556,379                         $ 12,510,891
resulting from operations                                                (121,978)
                                   --------------- ----------------- --------------     -----------------


                         Riggs Short Term Tax Free Bond Fund
                              Federated Short-Term Municipal Trust
                Notes to Pro Forma Combining Statements of Operations
                     Year Ended April 30, 2003 and June 30, 2002


(a) Federated Investment Management Company (the "Adviser") receives for its services an annual investment advisory fee equal to 0.40% of the Federated Short-Term Municipal Trust's average daily net assets. The Adviser may voluntarily choose to waive a portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time.

(b) Federated Services Company ("FServ") provides the Fund with administrative personnel and services necessary to operate the Fund. The fee paid to FServ is based on a scale of 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

(c) Adjustment to reflect the custodian fees reductions due to the combining of two portfolios into one.

(d) FServ through its subsidiary, Federated Shareholder Services Company, serves as transfer and dividend disbursing agent for the Funds. The fee paid to FServ is based on the number of share classes and accounts per fund on the level of average aggregate net assets of the Trust for the period. The adjustment is due to the combining of two portfolios into one.

(e) Adjustment to reflect the Directors Fee due to the combining of two portfolios into one.

(f) Adjustment to reflect the Audit Fee due to the combining of two portfolios into one.

(g) Adjustment to reflect the Legal fee due to the combining of two portfolios into one.

(h) Adjustment to reflect the Portfolio Accounting Fee due to the combining of two portfolios into one.

(i) Adjustment to reflect the elimination of the Riggs Short Term Tax Free Bond Fund Shareholder Service Fee for Class R Shares due to the combining of two portfolios into one.

(j) Adjustment to reflect the Shareholder Service Fee for Institutional Service Shares accrual of 0.25% of average net assets due to the combining of two portfolios into one.

(k) Adjustment to reflect the elimination of the Riggs Short Term Tax Free Bond Fund Distribution Service Fee (12B-1) for Class R Shares due to the combining of two portfolios into one.

(l)  Adjustment   to  reflect   the   Distribution   Service   Fee  (12B-1)  for
     Institutional Service Shares accrual of 0.25% of average net assets due to the combining of two portfolios into one.

(m) Adjustment to reflect the Share registration costs due to the combining of two portfolios into one.

(n) Adjustment to reflect the printing and postage expense reductions due to the combining two portfolios into one.

(o) Adjustment to reflect the Insurance premium expense reduction due to the combining two portfolios into one.

(p) Miscellaneous expenses are reduced to reflect estimated savings to be realized by combining two portfolios into one.

(q) Adjustment to reflect waiver of investment adviser fee being brought in line based on the combined average net assets of funds.

(r) Adjustment to reflect elimination of shareholder service fee waiver for Riggs Short Term Tax Free Bond Fund Class R Shares which is no longer applicable due to the combining of two portfolios into one.

(s) Adjustment to reflect elimination of distribution service fee (12B-1) waiver for Riggs Short Term Tax Free Bond Fund Class R Shares which is no longer applicable due to the combining of two portfolios into one.

(t)  Adjustment  to  reflect  waiver  of   distribution   fee  (12B-1)  for  the
     Institutional Service Shares being brought in line based on the combined average net assets of funds.


                         Riggs Short Term Tax Free Bond Fund
                              Federated Short Term Municipal Trust
                       Notes to Pro Forma Financial Statements
                            Period Ended December 31, 2002
Basis of Combination

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations ("Pro Forma Financial Statements") reflect the accounts of Riggs Short Term Tax Free Bond Fund and Federated Short-Term Municipal Trust, collectively ("the Funds"), for the period ended December 31, 2002. These statements have been derived from the books and records utilized in calculating daily net asset values at December 31, 2002.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Funds which have been incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principles applicable to management investment companies which are disclosed in the historical financial statements of each fund.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Riggs Short Term Tax Free Bond Fund for shares of Federated Short-Term Municipal Trust. Under generally accepted accounting principles, Federated Short-Term Municipal Trust will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

For the Period ended December 31, 2002, Riggs Short Term Tax Free Bond Fund and Federated Short-Term Municipal Trust paid investment advisory fees computed at the annual rate of o.75% and 0.40%, respectively as a percentage of average daily net assets.


Shares of Beneficial Interest

The Pro Forma net asset value per share assumes the issuance of 4,910,920 Institutional Service Shares of Federated Short-Term Municipal Trust in exchange for 4,856,471 Class R Shares of Riggs Short Term Tax Free Bond Fund which would have been issued at December 31, 2002 in connection with the proposed reorganization.


Pro Forma Combining Portfolio of Investments
       December 31, 2002

                          Federated                                                                  Federated
   Riggs                  Short-Term                                        Riggs                   Short-Term
 Short Term   Federated  Municipal Trust                                  Short Term    Federated    Municipal
                                                                                                       Trust
  Tax Free   Short-Term   Pro Forma                                        Tax Free    Short-Term    Pro Forma
 Bond Fund    Municipal    Combined                                       Bond Fund     Municipal     Combined
                Trust                                                                     Trust
 Principal    Principal   Principal                                         Value         Value        Value
   Amount      Amount       Amount
 or Shares    or Shares   or Shares
                                      SHORT-INTERMEDIATE MUNICIPAL SECURITIES--93.6%
                                      Alabama--4.1%
               2,000,000    2,000,000 Alabama State Public School &                       2,218,420   2,218,420
           -                          College Authority, Revenue Bonds,             -
                                      5.00%, 2/1/2007
               3,040,000    3,040,000 Alabama State Public School &                       3,387,563   3,387,563
           -                          College Authority, Revenue Bonds,             -
                                      5.00%, 2/1/2008
                 502,335      502,335 (1) Birmingham, AL, Fire                              526,638     526,638
           -                          Equipment Lease Obligation No. 2,             -
                                      5.60%, 11/5/2004
               2,760,000    2,760,000 DCH Health Care Authority, Health                   2,836,148   2,836,148
           -                          Care Facilities Revenue Bonds,                -
                                      3.50%, 6/1/2005
                 860,000      860,000 Huntsville, AL, Health Care                           887,210     887,210
           -                          Authority, Revenue Bonds, 4.75%               -
                                      (Huntsville Hospital System),
                                      6/1/2004
               1,190,000    1,190,000 Lauderdale County & Florence, AL,                   1,294,875   1,294,875
           -                          Health Care Authority, Revenue                -
                                      Bonds (Series 2000A), 5.50%
                                      (Coffee Health Group)/(MBIA INS),
                                      7/1/2005
               1,275,000    1,275,000 Lauderdale County & Florence, AL,                   1,415,314   1,415,314
           -                          Health Care Authority, Revenue                -
                                      Bonds (Series 2000A), 5.50%
                                      (Coffee Health Group)/(MBIA INS),
                                      7/1/2006
               2,500,000    2,500,000 Mobile, AL, IDB (Series 1994A),                     2,500,775   2,500,775
           -                          3.20% TOBs (International Paper               -
                                      Co.), Optional Tender 6/1/2003
                                      Total                                              15,066,943  15,066,943
                                                                                    -
                                      Alaska--2.5%
               3,000,000    3,000,000 Alaska State Housing Finance                        3,328,770   3,328,770
           -                          Corp., State Capital Project                  -
                                      Revenue Bonds (Series 2001A),
                                      5.00% (MBIA INS), 12/1/2006
               1,260,000    1,260,000 Anchorage, AK, UT GO Bonds                          1,304,213   1,304,213
           -                          (Series B), 5.00% (FGIC INS),                 -
                                      12/1/2003
               3,500,000    3,500,000 Valdez, AK, Marine Terminal (1994                   3,552,745   3,552,745
           -                          Series B), 3.10% TOBs (Phillips               -
                                      Transportation Alaska,
                                      Inc.)/(Phillips Petroleum Co.
                                      GTD), Mandatory Tender 1/1/2003
               1,000,000    1,000,000 Valdez, AK, Marine Terminal (1994                   1,013,150   1,013,150
           -                          Series C), 2.90% TOBs (Phillips               -
                                      Transportation Alaska,
                                      Inc.)/(Phillips Petroleum Co.
                                      GTD), Mandatory Tender 1/1/2003
                                      Total                                               9,198,878   9,198,878
                                                                                    -
                                      Arizona--2.1%
               3,000,000    3,000,000 Arizona State Transportation                        3,058,560   3,058,560
           -                          Board, Transportation Excise Tax              -
                                      Revenue Bonds (Series 2000),
                                      5.00% (Maricopa County, AZ
                                      Regional Area Road Fund), 7/1/2003
               1,500,000    1,500,000 Maricopa County, AZ, Pollution                      1,505,400   1,505,400
           -                          Control Corp. (Series 1994E),                 -
                                      3.75% TOBs (Arizona Public
                                      Service Co.), Mandatory Tender
                                      4/8/2003
   1,000,000                1,000,000 Maricopa County, AZ, Unified          1,074,770                 1,074,770
                       -              School District No. 97, GO UT,                              -
                                      5.20% (FGIC INS)/(Original Issue
                                      Yield: 5.30%), 7/1/2007
               2,000,000    2,000,000 Salt River Project, AZ,                             2,218,580   2,218,580
           -                          Agricultural Improvement & Power              -
                                      District, Electric System
                                      Refunding Revenue Bonds (Series
                                      2002D), 5.00%, 1/1/2007
                                      Total                                               6,782,540   7,857,310
                                                                            1,074,770
                                      Arkansas--1.3%
               1,000,000    1,000,000 Arkansas Development Finance                          999,580     999,580
           -                          Authority, Exempt Facilities                  -
                                      Revenue Bonds, 3.50% TOBs (Waste
                                      Management, Inc. GTD), Mandatory
                                      Tender 8/1/2003
                 530,000      530,000 Arkansas Development Finance                          542,619     542,619
           -                          Authority, SFM Revenue Bonds                  -
                                      (Series 1997A-R), 6.50% (MBIA
                                      INS), 2/1/2011
               1,420,000    1,420,000 Pulaski County, AR, Hospital                        1,459,618   1,459,618
           -                          Refunding Revenue Bonds (Series               -
                                      2002B), 4.00% (Arkansas
                                      Children's Hospital), 3/1/2005
               1,595,000    1,595,000 Pulaski County, AR, Hospital                        1,677,621   1,677,621
           -                          Refunding Revenue Bonds (Series               -
                                      2002B), 4.75% (Arkansas
                                      Children's Hospital), 3/1/2008
                                      Total                                               4,679,438   4,679,438
                                                                                    -
                                      California--0.9%
               1,000,000    1,000,000 California State Department of                      1,076,260   1,076,260
           -                          Water Resources Power Supply                  -
                                      Program, Power Supply Revenue
                                      Bonds (Series A), 5.50%, 5/1/2005
               1,000,000    1,000,000 California Statewide Communities                    1,031,280   1,031,280
           -                          Development Authority, Revenue                -
                                      Bonds (Series 2002C), 3.70% TOBs
                                      (Kaiser Permanente), Mandatory
                                      Tender 2/1/2005
               1,000,000    1,000,000 California Statewide Communities                    1,054,520   1,054,520
           -                          Development Authority, Revenue                -
                                      Bonds (Series 2002D), 4.35% TOBs
                                      (Kaiser Permanente), Mandatory
                                      Tender 2/1/2007
                                      Total                                               3,162,060   3,162,060
                                                                                    -
                                      Colorado--1.5%
                 325,000      325,000 Colorado HFA, SFM Revenue Bond                        333,037     333,037
           -                          (Series C-1), 7.65%, 12/1/2025                -
                  17,000       17,000 Colorado HFA, SFM Senior Bonds                         17,139      17,139
           -                          (Series 1998C-2), 4.50%, 11/1/2005            -
                  75,000       75,000 Colorado HFA, SFM Subordinate                          75,630      75,630
           -                          Bonds (Series 1998B), 4.625%,                 -
                                      11/1/2005
                 500,000      500,000 Colorado Health Facilities                            506,670     506,670
           -                          Authority, Hospital Refunding                 -
                                      Revenue Bonds, 4.75% (Parkview
                                      Medical Center), 9/1/2003
                 640,000      640,000 Colorado Health Facilities                            660,819     660,819
           -                          Authority, Hospital Refunding                 -
                                      Revenue Bonds, 5.00% (Parkview
                                      Medical Center), 9/1/2004
               3,810,000    3,810,000 Countrydale, CO, Metropolitan                       3,845,966   3,845,966
           -                          District, LT GO Refunding Bonds,              -
                                      3.50% TOBs (Compass Bank,
                                      Birmingham LOC), Mandatory Tender
                                      12/1/2007
                                      Total                                               5,439,261   5,439,261
                                                                                    -
                                      Delaware--1.8%
               6,000,000    6,000,000 Delaware State, UT GO Bonds                         6,640,920   6,640,920
           -                          (Series 2002A), 5.00%, 7/1/2006               -
                                      District Of
           -                          Columbia--0.3%                                -
               1,130,000    1,130,000 District of Columbia, Revenue                       1,168,318   1,168,318
           -                          Bonds (Series 1999), 5.30% TOBs               -
                                      (819 7th Street, LLC
                                      Issue)/(Branch Banking & Trust
                                      Co., Winston-Salem LOC),
                                      Mandatory Tender 10/1/2004
                                      Florida--2.6%
                 880,000      880,000 Florida Housing Finance Corp.,                        922,390     922,390
           -                          Homeowner Mortgage Revenue Bonds              -
                                      (Series 2), 4.75% (MBIA INS),
                                      7/1/2019
               1,300,000    1,300,000 Florida State Board of Education                    1,368,432   1,368,432
           -                          Capital Outlay, UT GO Bonds                   -
                                      (Series 2001E), 5.00% (Florida
                                      State), 6/1/2004
               1,000,000    1,000,000 Highlands County, FL, Health                        1,021,390   1,021,390
           -                          Facilities Authority, Hospital                -
                                      Revenue Bonds (Series 2002B),
                                      3.50% (Adventist Health System),
                                      11/15/2004
               2,000,000    2,000,000 Highlands County, FL, Health                        2,035,040   2,035,040
           -                          Facilities Authority, Hospital                -
                                      Revenue Bonds, 3.35% TOBs
                                      (Adventist Health System),
                                      Mandatory Tender 9/1/2005
                 500,000      500,000 Miami Beach, FL, Health                               472,600     472,600
           -                          Facilities Authority, Hospital                -
                                      Revenue Bonds (Series 2001B),
                                      5.50% TOBs (Mt. Sinai Medical
                                      Center, FL), Mandatory Tender
                                      5/15/2005
               1,885,000    1,885,000 Miami-Dade County, FL, School                       2,107,750   2,107,750
           -                          District, COPs (Series A), 5.25%,             -
                                      10/1/2006
               1,600,000    1,600,000 Palm Beach County, FL, Health                       1,691,504   1,691,504
           -                          Facilities Authority, Hospital                -
                                      Refunding Revenue Bonds (Series
                                      2001), 5.00% (BRCH Corporation
                                      Obligated Group), 12/1/2004
                                      Total                                               9,619,106   9,619,106
                                                                                    -
                                      Georgia--3.3%
               3,000,000    3,000,000 Burke County, GA, Development                       3,000,000   3,000,000
           -                          Authority (Georgia Power Co.),                -
                                      Auction Note (Series 2002),
                                      2/20/2003
               3,000,000    3,000,000 Burke County, GA, Development                       3,000,000   3,000,000
           -                          Authority (Georgia Power Co.),                -
                                      SAVRS (Series 1994), 2/20/2003
               1,700,000    1,700,000 Decatur County-Bainbridge, GA,                      1,701,241   1,701,241
           -                          IDA, Revenue Bonds, 4.00% TOBs                -
                                      (John B. Sanifilippo &
                                      Son)/(Lasalle Bank, N.A. LOC),
                                      Mandatory Tender 6/1/2006
     950,000                  950,000 Georgia Municipal Electric            1,019,189                 1,019,189
                       -              Authority, Refunding Revenue                                -
                                      Bonds (Series Z), 5.10% (FSA
                                      INS)/(Original Issue Yield:
                                      5.15%), 1/1/2005
               3,000,000    3,000,000 Municipal Electric Authority of                     3,363,630   3,363,630
           -                          Georgia, Combustion Turbine                   -
                                      Project Revenue Bonds (Series
                                      2002A), 5.00% (MBIA INS),
                                      11/1/2008
                                      Total                                              11,064,871  12,084,060
                                                                            1,019,189
                                      Hawaii--0.6%
   2,000,000                2,000,000 Hawaii State, GO UT (Series CB),      2,269,220                 2,269,220
                       -              Refunding Bonds, 5.75% (Original                            -
                                      Issue Yield: 5.90%), 1/1/2007
                                      Illinois--5.7%
               2,000,000    2,000,000 Chicago, IL, Gas Supply Revenue                     2,000,080   2,000,080
           -                          (Series B), 1.95% TOBs (Peoples               -
                                      Gas Light & Coke Co.), Optional
                                      Tender 1/23/2003
   1,000,000                1,000,000 Chicago, IL, O'Hare International     1,100,710                 1,100,710
                       -              Airport (Series A), 6.375% (MBIA                            -
                                      INS)/(Original Issue Yield:
                                      6.735%), 1/1/2012
   1,000,000                1,000,000 Chicago, IL, O'Hare International     1,109,020                 1,109,020
                       -              Airport, Revenue Bonds (Series                              -
                                      A), 5.375% (AMBAC  INS)/(Original
                                      Issue Yield: 5.50%), 1/1/2007
   1,000,000                1,000,000 Chicago, IL, Public Building          1,020,000                 1,020,000
                       -              Commission, Revenue Bonds (Series                           -
                                      C), 5.80% (Park District) /(FGIC
                                      INS)/(Original Issue Yield:
                                      5.886%), 1/1/2013
   1,550,000                1,550,000 Chicago, IL, GO UT Refunding          1,696,119                 1,696,119
                       -              Bonds, 6.30% (AMBAC                                         -
                                      INS)/(Original Issue Yield:
                                      6.40%), 1/1/2005
               1,030,000    1,030,000 Illinois Health Facilities                          1,050,981   1,050,981
           -                          Authority, Revenue Bonds (Series              -
                                      1998), 5.25% (Centegra Health
                                      System), 9/1/2003
               2,000,000    2,000,000 Illinois Health Facilities                          2,040,460   2,040,460
           -                          Authority, Revenue Refunding                  -
                                      Bonds (Series A), 5.00% (Advocate
                                      Health Care Network), 8/15/2003
               1,000,000    1,000,000 Illinois State, UT GO Bonds                         1,078,110   1,078,110
           -                          (First Series of December 2000),              -
                                      5.50%, 12/1/2004
               3,000,000    3,000,000 Illinois State, UT GO Bonds                         3,338,280   3,338,280
           -                          (First Series of July 2002),                  -
                                      5.00% (MBIA INS), 7/1/2007
               2,000,000    2,000,000 Illinois State, UT GO Bonds                         2,047,760   2,047,760
           -                          (Series 2000), 5.25%, 8/1/2003                -
   1,000,000                1,000,000 Lake County, IL, (Series A) Water     1,037,620                 1,037,620
                       -              & Sewer Refunding Revenue Bonds,                            -
                                      5.50% (AMBAC INS)/(Original Issue
                                      Yield: 5.65%), 12/1/2009
               3,050,000    3,050,000 Will & Kendall Counties, IL                         3,486,181   3,486,181
           -                          Community Consolidated School                 -
                                      District No. 202, UT GO Bonds,
                                      5.50% (FSA INS), 12/30/2007
                                      Total                                              15,041,852  21,005,321
                                                                            5,963,469
                                      Indiana--1.1%
               1,000,000    1,000,000 Indiana Development Finance                         1,032,460   1,032,460
           -                          Authority, Refunding Revenue                  -
                                      Bonds (Series 1998A), 4.75% TOBs
                                      (Southern Indiana Gas & Electric
                                      Co.), Mandatory Tender 3/1/2006
               1,200,000    1,200,000 Indiana Health Facility Financing                   1,268,352   1,268,352
           -                          Authority, Health System Revenue              -
                                      Bonds (Series 2001), 5.00%
                                      (Sisters of St. Francis Health
                                      Services, Inc.), 11/1/2004
               1,000,000    1,000,000 Indiana Health Facility Financing                   1,116,730   1,116,730
           -                          Authority, Revenue Bonds (Series              -
                                      2002G), 5.50% (Ascension Health
                                      Credit Group), 11/15/2007
                 665,000      665,000 Indiana State HFA, SFM Revenue                        687,524     687,524
           -                          Bonds (Series C-3), 4.75%,                    -
                                      1/1/2029
                                      Total                                               4,105,066   4,105,066
                                                                                    -
                                      Iowa--0.5%
               1,880,000    1,880,000 Iowa Finance Authority, Iowa                        1,988,250   1,988,250
           -                          State Revolving Fund Revenue                  -
                                      Bonds (Series 2001), 5.00%,
                                      8/1/2004
                                      Kansas--1.9%
               2,000,000    2,000,000 Burlington, KS, Refunding Revenue                   2,070,320   2,070,320
           -                          Bonds (Series 1998B), 4.75% TOBs              -
                                      (Kansas City Power And Light
                                      Co.), Mandatory Tender 10/1/2007
   1,000,000                1,000,000 Johnson County, KS, Unified           1,027,170                 1,027,170
                       -              School District No. 233, GO UT,                             -
                                      5.25% (FGIC INS)/(Original Issue
                                      Yield: 5.30%), 9/1/2017
               2,000,000    2,000,000 La Cygne, KS, Environmental                         2,043,860   2,043,860
           -                          Improvement Revenue Refunding                 -
                                      Bonds (Series 1994), 3.90% TOBs
                                      (Kansas City Power And Light
                                      Co.), Mandatory Tender 9/1/2004
               1,370,000    1,370,000 Sedgwick & Shawnee Counties, KS,                    1,445,994   1,445,994
           -                          SFM Revenue Bonds,                            -
                                      Mortgage-Backed Securities
                                      Program (Series 1998 A-1), 5.00%
                                      (GNMA COL Home Mortgage Program
                                      COL), 6/1/2013
                 235,000      235,000 Sedgwick & Shawnee Counties, KS,                      239,413     239,413
           -                          SFM Revenue Bonds (Series                     -
                                      2001B-1), 4.00% (GNMA COL Home
                                      Mortgage Program GTD), 12/1/2013
                                      Total                                               5,799,587   6,826,757
                                                                            1,027,170
                                      Louisiana--4.2%
               1,000,000    1,000,000 Calcasieu Parish, LA, IDB,                          1,060,440   1,060,440
           -                          Pollution Control Revenue                     -
                                      Refunding Bonds, Series 2001,
                                      4.80% (Occidental Petroleum
                                      Corp.), 12/1/2006
               2,200,000    2,200,000 Lake Charles, LA, Harbor &                          2,300,320   2,300,320
           -                          Terminal District, Port                       -
                                      Facilities Revenue Refunding
                                      Bond, Trunkline Lining Co
                                      Project, 7.75% (Duke Energy
                                      Corp.), 8/15/2022, Callable @
                                      103, 1/31/2003
               1,935,000    1,935,000 Louisiana Agricultural Finance                      2,014,857   2,014,857
           -                          Authority, Revenue Bonds, 5.20%               -
                                      (Louisiana-Pacific
                                      Corp.)/(Hibernia National Bank
                                      LOC), 5/1/2004
   2,000,000                2,000,000 Louisiana PFA, Refunding Revenue      2,025,320                 2,025,320
                       -              Bonds, 5.95% (AXA LOC), 6/15/2019                           -
               1,750,000    1,750,000 Louisiana Public Facilities                         1,942,570   1,942,570
           -                          Authority, Revenue Bonds (Series              -
                                      2002), 5.00% (Ochsner Clinic
                                      Foundation Project)/(MBIA INS),
                                      5/15/2008
               2,000,000    2,000,000 Louisiana State Energy & Power                      2,000,000   2,000,000
           -                          Authority, Refunding Revenue                  -
                                      Bonds (Series 2000), 5.25%
                                      (Rodemacher Unit No. 2 Project),
                                      1/1/2003
               2,500,000    2,500,000 St. Charles Parish, LA, PCR                         2,504,525   2,504,525
           -                          Refunding Bonds (Series 1999-C),              -
                                      5.35% TOBs (Entergy Louisiana,
                                      Inc.), Mandatory Tender 10/1/2003
               2,000,000    2,000,000 St. Charles Parish, LA, PCR                         2,015,100   2,015,100
           -                          Refunding Revenue Bonds (Series               -
                                      1999A), 4.90% TOBs (Entergy
                                      Louisiana, Inc.), Mandatory
                                      Tender 6/1/2005
                                      Total                                              13,837,812  15,863,132
                                                                            2,025,320
                                      Maryland--0.3%
               1,000,000    1,000,000 Prince Georges County, MD, IDRB                     1,001,700   1,001,700
           -                          (Series 1993), 3.10% TOBs                     -
                                      (International Paper Co.),
                                      Optional Tender 7/15/2003
                                      Massachusetts--2.6%
               1,500,000    1,500,000 Commonwealth of Massachusetts,                      1,671,705   1,671,705
           -                          Construction Loan LT GO Bonds                 -
                                      (Series 2001C), 5.00%, 12/1/2010
               2,000,000    2,000,000 Commonwealth of Massachusetts,                      2,247,620   2,247,620
           -                          Construction Loan UT GO Bonds                 -
                                      (Series 2002D), 5.25%, 8/1/2007
   1,000,000                1,000,000 Lawrence, MA, GO UT, 5.50% (AMBAC     1,125,110                 1,125,110
                       -              INS)/(Original Issue Yield:                                 -
                                      4.71%), 2/1/2011
               2,495,000    2,495,000 Massachusetts HEFA, Revenue Bonds                   2,569,526   2,569,526
           -                          (Series 1999A), 5.25% (Caritas                -
                                      Christi Obligated Group), 7/1/2004
               1,060,000    1,060,000 Massachusetts HEFA, Revenue Bonds                   1,100,132   1,100,132
           -                          (Series C), 5.00% (Milton                     -
                                      Hospital), 7/1/2004
   1,000,000                1,000,000 Massachusetts State Special           1,046,100                 1,046,100
                       -              Obligation Revenue, (Series A),                             -
                                      5.00%, 6/1/2017
                                      Total                                               7,588,983   9,760,193
                                                                            2,171,210
                                      Michigan--5.6%
   1,000,000                1,000,000 Central Michigan University,          1,022,480                 1,022,480
                       -              Refunding Revenue Bond, 6.00%                               -
                                      (MBIA INS)/(Original Issue Yield:
                                      6.40%), 10/1/2013
               1,250,000    1,250,000 Detroit, MI, Capital Improvement                    1,388,813   1,388,813
           -                          LT GO Bonds (Series 2002A), 5.00%             -
                                      (MBIA INS), 4/1/2007
               1,000,000    1,000,000 Michigan Municipal Bond                             1,135,040   1,135,040
           -                          Authority, Refunding Revenue                  -
                                      Bonds (Series 2002), 5.25% (Clean
                                      Water Revolving Fund), 10/1/2008
               2,500,000    2,500,000 Michigan Municipal Bond                             2,831,775   2,831,775
           -                          Authority, Revenue Bonds, 5.25%               -
                                      (Clean Water Revolving Fund),
                                      10/1/2007
               1,450,000    1,450,000 Michigan Municipal Bond                             1,637,891   1,637,891
           -                          Authority, Revenue Bonds, 5.25%               -
                                      (Drinking Water Revolving Fund),
                                      10/1/2007
               4,000,000    4,000,000 Michigan Public Power Agency,                       4,275,240   4,275,240
           -                          Belle River Project Refunding                 -
                                      Revenue Bonds (Series 2002A),
                                      5.00%, 1/1/2005
               1,250,000    1,250,000 Michigan Public Power Agency,                       1,365,737   1,365,737
           -                          Belle River Project Refunding                 -
                                      Revenue Bonds (Series 2002A),
                                      5.00% (MBIA INS), 1/1/2006
     865,000                  865,000 Michigan State Building Authority       943,222                   943,222
                       -              (Series I) Health, Hospital,                                -
                                      Nursing Home Improvement Revenue
                                      Bonds, 5.40% (Original Issue
                                      Yield: 5.50%), 10/1/2005
               1,005,000    1,005,000 Michigan State Hospital Finance                     1,026,497   1,026,497
           -                          Authority, Hospital Revenue &                 -
                                      Refunding Bonds (Series 1998A),
                                      4.70% (Hackley Hospital Obligated
                                      Group), 5/1/2004
               1,265,000    1,265,000 Michigan State Hospital Finance                     1,309,402   1,309,402
           -                          Authority, Refunding Revenue                  -
                                      Bonds (Series A), 5.50% (Trinity
                                      Healthcare Credit Group),
                                      12/1/2003
               1,000,000    1,000,000 Michigan State Hospital Finance                     1,069,090   1,069,090
           -                          Authority, Refunding Revenue                  -
                                      Bonds (Series A), 5.50% (Trinity
                                      Healthcare Credit Group),
                                      12/1/2004
                 820,000      820,000 Michigan State Hospital Finance                       847,552     847,552
           -                          Authority, Revenue & Refunding                -
                                      Bonds (Series 1998A), 4.40%
                                      (McLaren Health Care
                                      Corp.)/(Original Issue Yield:
                                      4.45%), 6/1/2004
   1,000,000                1,000,000 Oxford, MI, Area Community            1,106,330                 1,106,330
                       -              Schools, GO UT, 5.50% (Q-SBLF                               -
                                      INS), 5/1/2017
   1,000,000                1,000,000 Wyoming, MI, Public Schools, GO       1,074,100                 1,074,100
                       -              UT, 5.25% (Original Issue Yield:                            -
                                      5.425%), 5/1/2017
                                      Total                                              16,887,037  21,033,169
                                                                            4,146,132
                                      Minnesota--0.7%
   1,000,000                1,000,000 Hopkins, MN, ISD, No. 270, GO UT,     1,079,060                 1,079,060
                       -              5.00% (FGIC INS), 2/1/2015                                  -
   1,500,000                1,500,000 Minnesota State, GO UT, 5.00%         1,637,505                 1,637,505
                       -              (Original Issue Yield: 4.37%),                              -
                                      10/1/2014 (10/1/2011@100)
                                      Total                                 2,716,565                 2,716,565
                                                                                                  -
                                      Missouri--1.7%
                 895,000      895,000 Cape Girardeau County, MO, IDA,                       934,863     934,863
           -                          Health Care Facilities Revenue                -
                                      Bonds, Series A, 4.50% (St.
                                      Francis Medical Center, MO),
                                      6/1/2006
               1,500,000    1,500,000 Missouri Highways &                                 1,618,185   1,618,185
           -                          Transportation Commission, State              -
                                      Road Bonds (Series 2000A), 5.25%,
                                      2/1/2005
               1,500,000    1,500,000 Missouri Highways &                                 1,655,850   1,655,850
           -                          Transportation Commission, State              -
                                      Road Bonds (Series 2000A), 5.25%,
                                      2/1/2006
               2,000,000    2,000,000 Missouri State HEFA, Revenue                        2,181,380   2,181,380
           -                          Bonds (Series 2002A), 5.00% (SSM              -
                                      Health Care Credit Group),
                                      6/1/2007
                                      Total                                               6,390,278   6,390,278
                                                                                    -
                                      Nebraska--0.9%
               1,500,000    1,500,000 Nebraska Public Power District,                     1,529,550   1,529,550
           -                          Construction Notes, 3.50%,                    -
                                      12/1/2003
               1,665,000    1,665,000 Nebraska Public Power District,                     1,769,745   1,769,745
           -                          General Revenue Bonds (Series                 -
                                      2002B), 4.00% (AMBAC INS),
                                      1/1/2006
                                      Total                                               3,299,295   3,299,295
                                                                                    -
                                      Nevada--0.6%
   1,000,000                1,000,000 Clark County, NV, School              1,115,570                 1,115,570
                       -              District, GO LT (Series B), 5.50%                           -
                                      (FGIC INS), 6/15/2015
   1,000,000                1,000,000 Washoe County, NV, Hospital           1,079,670                 1,079,670
                       -              Facilities, Revenue Bonds, 6.00%                            -
                                      (AMBAC INS)/(Original Issue
                                      Yield: 6.10%), 6/1/2009
                                      Total                                 2,195,240                 2,195,240
                                                                                                  -
                                      New Jersey--0.3%
   1,000,000                1,000,000 West Deptford Township, GO,           1,087,550                 1,087,550
                       -              5.375% (FGIC INS), 9/1/2018                                 -
                                      New Mexico--0.5%
   1,000,000                1,000,000 Santa Fe, NM Community College        1,114,420                 1,114,420
                       -              District, GO UT, 5.45% (Original                            -
                                      Issue Yield: 5.55%), 8/1/2010
                 635,000      635,000 Santa Fe Solid Waste Management                       643,573     643,573
           -                          Agency, NM, Facility Revenue                  -
                                      Bonds (Series 1996), 5.00%,
                                      6/1/2003
                                      Total                                                           1,757,993
                                                                            1,114,420       643,573
                                      New York--4.4%
               3,000,000    3,000,000 Metropolitan Transportation                         3,357,720   3,357,720
           -                          Authority, NY, Dedicated Tax Fund             -
                                      Revenue Bonds (Series 2002A),
                                      5.00% (FSA INS), 11/15/2007
               1,250,000    1,250,000 Metropolitan Transportation                         1,418,425   1,418,425
           -                          Authority, NY, Dedicated Tax Fund             -
                                      Revenue Bonds (Series 2002A),
                                      5.25% (FSA INS), 11/15/2008
                 705,000      705,000 New York City, NY, UT GO Bonds                        708,398     708,398
           -                          (Series 1991B), 7.50% (Original               -
                                      Issue Yield: 7.70%), 2/1/2003
               1,000,000    1,000,000 New York City, NY, UT GO Bonds                      1,072,370   1,072,370
           -                          (Series D), 5.00%, 8/1/2006                   -
               1,000,000    1,000,000 New York City, NY, UT GO Bonds                      1,073,060   1,073,060
           -                          (Series E), 5.00%, 8/1/2007                   -
               1,960,000    1,960,000 New York State Mortgage Agency,                     2,079,599   2,079,599
           -                          Homeowner Mortgage Revenue Bonds,             -
                                      Series 71, 4.75%, 10/1/2021
               1,000,000    1,000,000 New York State Thruway Authority,                   1,053,110   1,053,110
           -                          Highway and Bridge Transportation             -
                                      Fund Revenue Bd. (Series B-1),
                                      5.50% (MBIA INS), 4/1/2004
               2,000,000    2,000,000 New York State Thruway Authority,                   2,194,120   2,194,120
           -                          Local Highway & Bridge Service                -
                                      Contract Revenue Bonds (Series
                                      2002), 5.00%, 4/1/2006
               2,000,000    2,000,000 New York State Thruway Authority,                   2,216,960   2,216,960
           -                          Local Highway & Bridge Service                -
                                      Contract Revenue Bonds (Series
                                      2002), 5.00%, 4/1/2007
               1,185,000    1,185,000 Niagara Falls, NY, City School                      1,206,472   1,206,472
           -                          District, Certificates of                     -
                                      Participation (Series 1998),
                                      5.625%, 6/15/2003
                                      Total                                              16,380,234  16,380,234
                                                                                    -
                                      North
                                      Carolina--1.7%
               2,000,000    2,000,000 North Carolina Eastern Municipal                    2,000,000   2,000,000
           -                          Power Agency, Revenue Refunding               -
                                      Bonds (Series C), 5.125%
                                      (Original Issue Yield: 5.25%),
                                      1/1/2003
               1,000,000    1,000,000 North Carolina Eastern Municipal                    1,034,340   1,034,340
           -                          Power Agency, Revenue Refunding               -
                                      Bonds (Series C), 5.25% (Original
                                      Issue Yield: 5.40%), 1/1/2004
               1,100,000    1,100,000 North Carolina HFA, SFM Revenue                     1,114,410   1,114,410
           -                          Bonds (Series 1997TT), 4.90%,                 -
                                      9/1/2024
               1,000,000    1,000,000 North Carolina Municipal Power                      1,000,000   1,000,000
           -                          Agency No. 1, Revenue Refunding               -
                                      Bonds, 5.90% (Catawba
                                      Electric)/(Original Issue Yield:
                                      5.95%), 1/1/2003
   1,000,000                1,000,000 North Carolina State, GO UT           1,103,630                 1,103,630
                       -              Bonds, 5.00%, 5/1/2011                                      -
                                      Total                                                           6,252,380
                                                                            1,103,630     5,148,750
                                      Ohio--6.4%
               1,000,000    1,000,000 Beavercreek, OH, Local School                       1,042,820   1,042,820
           -                          District, Special Tax                         -
                                      Anticipation Notes, 4.25%,
                                      12/1/2004
               1,170,000    1,170,000 Franklin County, OH, Revenue                        1,181,571   1,181,571
           -                          Refunding Bonds, 4.35% (Capitol               -
                                      South Community Urban
                                      Redevelopment Corp.), 6/1/2003
               3,000,000    3,000,000 Hamilton County, OH, Local                          3,025,200   3,025,200
           -                          Cooling Facilities Revenue Bonds              -
                                      (Series 1998), 4.90% TOBs
                                      (Trigen-Cinergy Solutions of
                                      Cincinnati LLC)/(Cinergy Corp.
                                      GTD), Mandatory Tender 6/1/2004
               1,750,000    1,750,000 Knox County, OH, Hospital                           1,817,025   1,817,025
           -                          Facilities Revenue Refunding                  -
                                      Bonds (Series 1998), 4.30% (Knox
                                      Community Hospital)/(Radian Asset
                                      Assurance INS)/(Original Issue
                                      Yield: 4.40%), 6/1/2004
               1,500,000    1,500,000 Mahoning County, OH, Hospital                       1,501,380   1,501,380
           -                          Facilities, Adjustable Rate                   -
                                      Demand Health Care Facilities
                                      Revenue Refunding Bonds (Series
                                      2002), 4.00% TOBs (Copeland Oaks
                                      Project)/(Skybank LOC), Mandatory
                                      Tender 3/31/2005
                 530,000      530,000 Ohio HFA Multifamily Housing,                         545,052     545,052
           -                          Residential Mortgage Revenue                  -
                                      Bonds (Series 1997D-1), 4.85%
                                      (GNMA COL Home Mortgage Program
                                      COL), 3/1/2015
                 980,000      980,000 Ohio HFA Multifamily Housing,                         995,621     995,621
           -                          Residential Mortgage Revenue                  -
                                      Bonds (Series 1998A-1), 4.60%
                                      (GNMA COL Home Mortgage Program
                                      COL), 9/1/2026
               1,000,000    1,000,000 Ohio State Air Quality                              1,001,570   1,001,570
           -                          Development Authority, Refunding              -
                                      Revenue Bonds (Series 2002A),
                                      3.85% TOBs (Pennsylvania Power
                                      Co.), Mandatory Tender 7/1/2003
     450,000                  450,000 Ohio State, GO UT, 4.00%,               466,970                   466,970
                       -              9/15/2012                                                   -
               1,000,000    1,000,000 Ohio State Water Development                          996,570     996,570
           -                          Authority Pollution Control                   -
                                      Facilities, Refunding Revenue
                                      Bonds (Series 1999B), 4.50% TOBs
                                      (Toledo Edison Co.), Mandatory
                                      Tender 9/1/2005
               1,000,000    1,000,000 Ohio State Water Development                        1,017,040   1,017,040
           -                          Authority Pollution Control                   -
                                      Facilities, Refunding Revenue
                                      Bonds (Series B), 4.40% TOBs
                                      (Ohio Edison Co.), Mandatory
                                      Tender 12/1/2003
               1,000,000    1,000,000 Ohio State Water Development                          998,110     998,110
           -                          Authority, PCR Bonds (Series A),              -
                                      3.40% TOBs (Cleveland Electric
                                      Illuminating Co.), Mandatory
                                      Tender 10/1/2004
               1,500,000    1,500,000 Ohio State Water Development                        1,500,960   1,500,960
           -                          Authority, Refunding Facility PCR             -
                                      Bonds, 4.30% TOBs (Ohio Edison
                                      Co.), Mandatory Tender 6/1/2003
               6,000,000    6,000,000 Ohio State, Higher Education                        6,733,800   6,733,800
           -                          Capital Facilities UT GO Bonds                -
                                      (Series II-A), 5.00%, 12/1/2008
               1,000,000    1,000,000 University of Cincinnati, OH,                       1,119,060   1,119,060
           -                          General Receipts Revenue Bonds                -
                                      (Series A), 5.50% (FGIC INS),
                                      6/1/2006
                                      Total                                                          23,942,749
                                                                              466,970    23,475,779
                                      Oklahoma--1.9%
               2,845,000    2,845,000 Oklahoma HFA, SFM Revenue Bonds                     3,073,766   3,073,766
           -                          (Series 1998D-2), 6.25% (GNMA COL             -
                                      Home Mortgage Program COL),
                                      9/1/2029
               2,000,000    2,000,000 Tulsa, OK, International Airport,                   2,029,900   2,029,900
           -                          General Revenue Bonds, 5.00%                  -
                                      (FGIC INS), 6/1/2003
               2,000,000    2,000,000 Tulsa, OK, International Airport,                   2,094,020   2,094,020
           -                          General Revenue Bonds, 5.00%                  -
                                      (FGIC INS), 6/1/2004
                                      Total                                               7,197,686   7,197,686
                                                                                    -
                                      Oregon--0.8%
               1,000,000    1,000,000 Clackamas County, OR, Hospital                      1,043,640   1,043,640
           -                          Facilities Authority, Revenue                 -
                                      Refunding Bonds (Series 2001),
                                      5.00% (Legacy Health System),
                                      5/1/2004
               1,000,000    1,000,000 Clackamas County, OR, Hospital                      1,083,420   1,083,420
           -                          Facilities Authority, Revenue                 -
                                      Refunding Bonds (Series 2001),
                                      5.00% (Legacy Health System),
                                      5/1/2006
                 750,000      750,000 Port of Portland, OR, 3.00% TOBs                      750,555     750,555
           -                          (Union Pacific Railroad                       -
                                      Co.)/(Union Pacific Corp. GTD),
                                      Optional Tender 12/1/2003
                                      Total                                               2,877,615   2,877,615
                                                                                    -
                                      Pennsylvania--4.8%
               5,000,000    5,000,000 Montgomery County, PA, IDA, PCR                     5,228,500   5,228,500
           -                          Refunding Bonds (Series 1999A),               -
                                      5.20% TOBs (Peco Energy Co.),
                                      Mandatory Tender 10/1/2004
               1,500,000    1,500,000 Pennsylvania EDFA, Resource                         1,542,060   1,542,060
           -                          Recovery Refunding Revenue Bonds              -
                                      (Series B), 6.75% (Northampton
                                      Generating), 1/1/2007
               2,500,000    2,500,000 Pennsylvania State Higher                           2,509,450   2,509,450
           -                          Education Assistance Agency                   -
                                      (Series 2002 A), 2.35% TOBs (FSA
                                      INS)/(Bayerische Landesbank
                                      Girozentrale, Lloyds TSB Bank
                                      PLC, London, State Street Bank
                                      and Trust Co. and WestLB AG
                                      LIQs), Optional Tender 7/1/2003
                 200,000      200,000 Pennsylvania State Higher                             220,420     220,420
           -                          Education Facilities Authority,               -
                                      Revenue Bonds (Series 2001A),
                                      5.75% (UPMC Health System),
                                      1/15/2007
               1,000,000    1,000,000 Pennsylvania State Higher                           1,106,510   1,106,510
           -                          Education Facilities Authority,               -
                                      Revenue Bonds (Series 2001A),
                                      5.75% (UPMC Health System),
                                      1/15/2008
               1,250,000    1,250,000 Pennsylvania State Turnpike                         1,397,938   1,397,938
           -                          Commission, Turnpike Refunding                -
                                      Revenue Bonds (Series 2001S),
                                      5.50%, 6/1/2006
               2,000,000    2,000,000 Pennsylvania State University,                      2,088,360   2,088,360
           -                          Revenue Refunding Bonds, 5.00%,               -
                                      3/1/2004
               1,628,765    1,628,765 Philadelphia, PA, Municipal                         1,731,214   1,731,214
           -                          Authority, Equipment Revenue                  -
                                      Bonds (Series 1997A), 5.297%
                                      (Philadelphia, PA Gas
                                      Works)/(AMBAC INS), 10/1/2004
               1,000,000    1,000,000 Sayre, PA, Health Care Facilities                   1,070,390   1,070,390
           -                          Authority, Revenue Bonds (Series              -
                                      2002A), 5.50% (Guthrie Healthcare
                                      System, PA), 12/1/2005
                 640,000      640,000 Scranton-Lackawanna, PA, Health &                     669,197     669,197
           -                          Welfare Authority, Revenue Bonds,             -
                                      7.125% (Allied Services
                                      Rehabilitation Hospitals, PA),
                                      7/15/2005
                                      Total                                              17,564,039  17,564,039
                                                                                    -
                                      Rhode Island--1.7%
               2,775,000    2,775,000 Johnston, RI (2002 Series), 3.00%                   2,790,956   2,790,956
           -                          BANs, 6/19/2003                               -
   1,435,000                1,435,000 Rhode Island Housing & Mortgage       1,497,049                 1,497,049
                       -              Finance Corp. (Series A),                                   -
                                      Refunding Revenue Bonds, 5.45%
                                      (AMBAC INS), 7/1/2004
                 600,000      600,000 Rhode Island State Health and                         623,562     623,562
           -                          Educational Building Corp.,                   -
                                      Hospital Financing Revenue Bonds
                                      (Series 2002), 5.00% (Lifespan
                                      Obligated Group), 8/15/2005
                 650,000      650,000 Rhode Island State Health and                         681,025     681,025
           -                          Educational Building Corp.,                   -
                                      Hospital Financing Revenue Bonds
                                      (Series 2002), 5.25% (Lifespan
                                      Obligated Group), 8/15/2006
                 700,000      700,000 Rhode Island State Health and                         740,243     740,243
           -                          Educational Building Corp.,                   -
                                      Hospital Financing Revenue Bonds
                                      (Series 2002), 5.50% (Lifespan
                                      Obligated Group), 8/15/2007
                                      Total                                                           6,332,835
                                                                            1,497,049     4,835,786
                                      South
                                      Carolina--0.9%
               1,000,000    1,000,000 Piedmont Municipal Power Agency,                    1,037,410   1,037,410
           -                          SC, Refunding Electric Revenue                -
                                      Bonds (Series 2002A) , 5.00%,
                                      1/1/2004
               1,000,000    1,000,000 Richland County, SC,                                  994,420     994,420
           -                          Environmental Improvement Revenue             -
                                      Refunding Bonds (Series 2002A),
                                      4.25% (International Paper Co.),
                                      10/1/2007
               1,100,000    1,100,000 South Carolina State Public                         1,209,560   1,209,560
           -                          Service Authority, UT GO                      -
                                      Refunding Bonds (Series D), 5.00%
                                      (Santee Cooper), 1/1/2007
                                      Total                                               3,241,390   3,241,390
                                                                                    -
                                      South Dakota--0.4%
               1,240,000    1,240,000 South Dakota State Health &                         1,335,889   1,335,889
           -                          Educational Authority, Refunding              -
                                      Revenue Bonds,  5.25% (Sioux
                                      Valley Hospital & Health System),
                                      11/1/2005
                                      Tennessee--2.9%
                 490,000      490,000 Clarksville, TN, Natural Gas                          493,866     493,866
           -                          Acquisition Corp., Gas Refunding              -
                                      Revenue Bonds, 4.50% (Dominion
                                      Resources, Inc.), 5/1/2003
                 500,000      500,000 Clarksville, TN, Natural Gas                          511,735     511,735
           -                          Acquisition Corp., Gas Refunding              -
                                      Revenue Bonds, 5.00% (Dominion
                                      Resources, Inc.), 11/1/2003
               1,000,000    1,000,000 Metropolitan Government Nashville                   1,083,990   1,083,990
           -                          & Davidson County, TN, HEFA,                  -
                                      Multifamily Housing Revenue
                                      Bonds, 5.20% TOBs (American
                                      Housing Corp.)/(FNMA LOC),
                                      Mandatory Tender 2/1/2006
               1,995,000    1,995,000 Metropolitan Government Nashville                   2,147,757   2,147,757
           -                          & Davidson County, TN, HEFA,                  -
                                      Refunding Revenue Bonds (Series
                                      B), 4.50% (Vanderbilt
                                      University), 10/1/2005
               2,085,000    2,085,000 Metropolitan Government Nashville                   2,275,903   2,275,903
           -                          & Davidson County, TN, HEFA,                  -
                                      Refunding Revenue Bonds (Series
                                      B), 4.50% (Vanderbilt
                                      University), 10/1/2006
               2,000,000    2,000,000 Metropolitan Government Nashville                   2,244,720   2,244,720
           -                          & Davidson County, TN, HEFA,                  -
                                      Revenue Bonds , 6.875% (Meharry
                                      Medical College)/(Original Issue
                                      Yield: 7.27%), 12/1/2024
               2,000,000    2,000,000 Metropolitan Government Nashville                   2,009,080   2,009,080
           -                          & Davidson County, TN, IDB,                   -
                                      Revenue Bonds , 4.10% TOBs (Waste
                                      Management, Inc.), Mandatory
                                      Tender 8/1/2004
                                      Total                                              10,767,051  10,767,051
                                                                                    -
                                      Texas--11.9%
   1,000,000                1,000,000 Austin, TX, Hotel Occupancy,          1,107,190                 1,107,190
                       -              5.625% (AMBAC INS)/(Original                                -
                                      Issue Yield: 5.71%), 11/15/2019
               5,000,000    5,000,000 Austin, TX, Water and Wastewater                    5,644,050   5,644,050
           -                          System, Refunding Revenue Bonds               -
                                      (Series 2002A), 5.25% (AMBAC
                                      INS), 11/15/2007
               3,000,000    3,000,000 Brazos River Authority, TX                          2,875,140   2,875,140
           -                          (Series 1995B), 5.05% TOBs (TXU               -
                                      Energy), Mandatory Tender
                                      6/19/2006
   1,000,000                1,000,000 Dallas-Fort Worth, TX, Regional       1,053,430                 1,053,430
                       -              Airport, Refunding Revenue Bond,                            -
                                      (Series A), 7.75% (FGIC INS),
                                      11/1/2003
               1,370,000    1,370,000 Gregg County, TX, HFDC, Hospital                    1,417,690   1,417,690
           -                          Revenue Bonds (Series 2002A),                 -
                                      5.50% (Good Shepherd Medical
                                      Center), 10/1/2005
               2,000,000    2,000,000 Gulf Coast, TX, Waste Disposal                      2,059,360   2,059,360
           -                          Authority, Environmental                      -
                                      Facilities Refunding Revenue
                                      Bonds , 4.20% (Occidental
                                      Petroleum Corp.), 11/1/2006
               2,265,000    2,265,000 Gulf Coast, TX, Waste Disposal                      2,525,113   2,525,113
           -                          Authority, Revenue Bonds (Series              -
                                      2002), 5.00% (Bayport Area
                                      System)/(AMBAC INS), 10/1/2007
   1,000,000                1,000,000 Harris County, TX, GO LT              1,114,110                 1,114,110
                       -              Correctional Facility Improvement                           -
                                      Bonds, 5.50% (Original Issue
                                      Yield: 5.55%), 10/1/2011
   1,000,000                1,000,000 Houston, TX, (Series A), 5.375%       1,087,310                 1,087,310
                       -              (FSA INS)/(Original Issue Yield:                            -
                                      4.83%), 3/1/2017
   1,000,000                1,000,000 Johnson County, TX, GO UT, 5.00%      1,054,740                 1,054,740
                       -              (FSA INS)/(Original Issue Yield:                            -
                                      4.85%), 2/15/2016
               2,070,000    2,070,000 Lewisville, TX, Combination                         2,132,141   2,132,141
           -                          Contract Revenue & Special                    -
                                      Assessment Bonds (Series 1997),
                                      4.95% (United States Treasury
                                      GTD), 5/1/2021
               3,000,000    3,000,000 Matagorda County, TX, Navigation                    2,968,080   2,968,080
           -                          District Number One, PCR                      -
                                      Refunding Bonds (Series 1999A),
                                      3.75% TOBs (Central Power & Light
                                      Co.), Mandatory Tender 11/1/2003
               1,000,000    1,000,000 North Central Texas HFDC,                           1,040,150   1,040,150
           -                          Hospital Revenue Refunding Bonds              -
                                      (Series 2002), 4.00% (Children's
                                      Medical Center of Dallas)/(AMBAC
                                      INS), 8/15/2004
   1,000,000                1,000,000 North Texas Tollway Authority,        1,080,290                 1,080,290
                       -              Dallas, (Series A), 5.10% (FGIC                             -
                                      INS)/(Original Issue Yield:
                                      5.20%), 1/1/2013
                 750,000      750,000 Sabine River Authority, TX, PCR                       739,320     739,320
           -                          Revenue Refunding Bonds (Series               -
                                      2001C), 4.00% TOBs (TXU Energy),
                                      Mandatory Tender 11/1/2003
     535,000                  535,000 San Antonio, TX, Electric & Gas,        609,777                   609,777
                       -              Revenue Bond, 5.500%, 2/1/2015                              -
     335,000                  335,000 San Antonio, TX, Electric & Gas,        386,349                   386,349
                       -              Revenue Bonds, 5.50% (Original                              -
                                      Issue Yield: 5.625%),  2/1/2015
                                      (2/1/2007 @101)
     130,000                  130,000 San Antonio, TX, Electric & Gas,        143,577                   143,577
                       -              Revenue Bonds, 5.500%, 2/1/2015                             -
                 750,000      750,000 San Antonio, TX, Electric & Gas,                      843,863     843,863
           -                          Refunding Revenue Bonds (Series               -
                                      2002), 5.25%, 2/1/2008
   1,000,000                1,000,000 Spring TX, ISD, 5.25%, 2/15/2019      1,061,850                 1,061,850
                       -                                                                          -
               1,130,000    1,130,000 Tarrant County, TX, Jr. College                     1,175,087   1,175,087
           -                          District, Refunding LT GO Bonds               -
                                      (Series 2001A), 4.75%, 2/15/2004
               2,700,000    2,700,000 Texas State Public Finance                          2,994,759   2,994,759
           -                          Authority, Refunding UT GO Bonds              -
                                      (Series 2001A), 5.00% (Texas
                                      State), 10/1/2006
               6,000,000    6,000,000 Texas Turnpike Authority, Second                    6,681,000   6,681,000
           -                          Tier Bond Anticipation Notes                  -
                                      (Series 2002), 5.00%, 6/1/2008
     820,000                  820,000 Texas Water Development Board,          834,334                   834,334
                       -              Revenue Bond, 3.95% (AMBAC INS),                            -
                                      8/15/2003
   1,000,000                1,000,000 Travis Country, TX, GO UT, 5.25%,     1,096,290                 1,096,290
                       -              3/1/2015                                                    -
                                      Total                                                          43,725,000
                                                                           10,629,247    33,095,753
                                      Utah--1.1%
                                                                                    -
               1,650,000    1,650,000 Alpine, UT, School District, UT                     1,822,904   1,822,904
           -                          GO Bonds, 5.25%, 3/15/2006                    -
     420,000                  420,000 Intermountain Power Agency, Utah,       436,099                   436,099
                       -              (Series B), 5.25% (Original Issue                           -
                                      Yield: 5.79%), 7/1/2017
     580,000                  580,000 Intermountain Power Agency, Utah,       591,071                   591,071
                       -              (Series B), 5.25% (Original Issue                           -
                                      Yield: 5.79%), 7/1/2017
     440,000                  440,000 Intermountain Power Agency, Utah,       456,160                   456,160
                       -              (Series C), 5.00% (Original Issue                           -
                                      Yield: 4.70%), 7/1/2004
     560,000                  560,000 Intermountain Power Agency, Utah,       581,437                   581,437
                       -              (Series C), 5.00% (Original Issue                           -
                                      Yield: 4.999%), 7/1/2004
                                      Total                                                           3,887,671
                                                                            2,064,767     1,822,904
                                      Virginia--1.0%
     605,000                  605,000 Chesapeake, VA, IDA, Public             649,528                   649,528
                       -              Facility Lease Revenue Bonds,                               -
                                      5.40% (MBIA INS)/(Original Issue
                                      Yield: 5.50%), 6/1/2005
               1,000,000    1,000,000 Chesterfield County, VA, IDA, PCR                   1,030,050   1,030,050
           -                          Bonds, 4.95% (Virginia Electric &             -
                                      Power Co.), 12/1/2007
               2,000,000    2,000,000 Louisa, VA, IDA, Solid Waste &                      2,006,400   2,006,400
           -                          Sewage Disposal Revenue Bonds                 -
                                      (Series 2000A), 3.15% TOBs
                                      (Virginia Electric & Power Co.),
                                      Mandatory Tender 4/1/2003
                                      Total                                                           3,685,978
                                                                              649,528     3,036,450
                                      Washington--4.1%
               1,155,000    1,155,000 Clark County, WA, Public                            1,246,765   1,246,765
           -                          Utilities District No. 001,                   -
                                      Generating System Revenue
                                      Refunding Bonds (Series 2000),
                                      5.50% (FSA INS), 1/1/2005
               2,065,000    2,065,000 Clark County, WA, Public                            2,283,663   2,283,663
           -                          Utilities District No. 001,                   -
                                      Generating System Revenue
                                      Refunding Bonds (Series 2000),
                                      5.50% (FSA INS), 1/1/2006
   1,000,000                1,000,000 Kitsap County, WA, School             1,114,200                 1,114,200
                       -              District No. 400, GO UT, 5.50%                              -
                                      (Original Issue Yield: 4.97%),
                                      12/1/2015
   1,000,000                1,000,000 Snohomish County, WA, School          1,106,250                 1,106,250
                       -              District No. 6, GO UT Refunding                             -
                                      Bonds, 5.45% (FGIC INS), 12/1/2005
               1,310,000    1,310,000 Spokane, WA, Refunding UT GO                        1,494,972   1,494,972
           -                          Bonds , 5.50% (MBIA INS),                     -
                                      12/15/2007
               2,500,000    2,500,000 Washington State Public Power                       2,552,975   2,552,975
           -                          Supply System, Nuclear Project                -
                                      No. 2 Revenue Refunding Bond
                                      (Series 1997B), 5.50% (Energy
                                      Northwest, WA), 7/1/2003
   1,000,000                1,000,000 Washington State Public Power         1,087,390                 1,087,390
                       -              Supply System (Series B), 5.40%                             -
                                      (Energy Northwest, WA)/(Original
                                      Issue Yield: 5.45%), 7/1/2005
               2,000,000    2,000,000 Washington State, Refunding UT GO                   2,186,760   2,186,760
           -                          Bonds, 5.25%, 9/1/2005                        -
               2,000,000    2,000,000 Washington State, Various Purpose                   2,099,420   2,099,420
           -                          Refunding UT GO Bonds (Series                 -
                                      2002R), 3.50% (MBIA INS), 1/1/2007
                                      Total                                                          15,172,395
                                                                            3,307,840    11,864,555
                                      Wisconsin--1.1%
   1,315,000                1,315,000 Milwaukee, WI, (Series Y), 4.00%,     1,339,893                 1,339,893
                       -              9/1/2003                                                    -
               1,000,000    1,000,000 Pleasant Prairie, WI, Water &                       1,040,951   1,040,951
           -                          Sewer System, BANs, 4.00%,                    -
                                      10/1/2007
               1,500,000    1,500,000 Wisconsin State HEFA, Revenue                       1,600,935   1,600,935
           -                          Bonds (Series 2002A), 5.00%                   -
                                      (Ministry Health Care)/(MBIA
                                      INS), 2/15/2005
                                      Total                                                           3,981,779
                                                                            1,339,893     2,641,886
                                      Wyoming--0.9%
               2,150,000    2,150,000 Albany County, WY, Pollution                        2,151,590   2,151,590
           -                          Control Revenue Bonds (Series                 -
                                      1985), 3.00% TOBs (Union Pacific
                                      Railroad Co.)/(Union Pacific
                                      Corp. GTD), Optional Tender
                                      12/1/2003
   1,000,000                1,000,000 Wyoming Building Corp.,               1,071,600                 1,071,600
                       -              Correctional Facility Improvement                           -
                                      Revenue Bonds, 5.00% (Original
                                      Issue Yield: 5.05%), 10/1/2013
                                      Total                                 1,071,600                 3,223,190
                                                                                          2,151,590
                                      Total Short-Intermediate                                      345,783,904
                                      Municipal Securities (identified     48,940,779   296,843,125
                                      cost $335,815,588)
                                      Short-Term Municipal
                                      securities--5.3%
                                      Arizona--0.9%
               1,000,000    1,000,000 Maricopa County, AZ, IDA, 1.85%                     1,000,000   1,000,000
           -                          CP (American Water Capital                    -
                                      Corp.), Mandatory Tender 1/24/2003
               1,200,000    1,200,000 Prescott, AZ, IDA (Series A),                       1,200,000   1,200,000
           -                          Weekly VRDNs (Prescott Convention             -
                                      Center, Inc.)/(Household Finance
                                      Corp. GTD)
               1,200,000    1,200,000 Prescott, AZ, IDA (Series B),                       1,200,000   1,200,000
           -                          Weekly VRDNs (Prescott Convention             -
                                      Center, Inc.)/(Household Finance
                                      Corp. GTD)
                                      Total                                               3,400,000   3,400,000
                                                                                    -
                                      Georgia--0.3%
           -
               1,000,000    1,000,000 Bibb County, GA, Development                        1,000,000   1,000,000
           -                          Authority (Series 1991IR-1),                  -
                                      Weekly VRDNs (Temple-Inland, Inc.)
                                      Indiana--1.5%
               5,400,000    5,400,000 Indiana Health Facility Financing                   5,400,000   5,400,000
           -                          Authority (Series 2000B), Daily               -
                                      VRDNs (Clarian Health Partners,
                                      Inc.)/(JPMorgan Chase Bank LIQ)
                                      New York--0.8%
               1,400,000    1,400,000 New York City, NY, Transitional                     1,400,000   1,400,000
           -                          Finance Authority, New York City              -
                                      Recovery Bonds (2003 Subseries
                                      1-D), Daily VRDNs (Landesbank
                                      Hessen-Thueringen, Frankfurt LIQ)
               1,500,000    1,500,000  (1)(2) Triborough Bridge &                         1,500,000   1,500,000
           -                          Tunnel Authority, NY, Trust                   -
                                      Receipt (Series 2000 FR/RI-N15),
                                      Weekly VRDNs (Bank of New York
                                      LIQ)
                                      Total                                               2,900,000   2,900,000
                                                                                    -
                                      North
                                      Carolina--0.4%
               1,700,000    1,700,000 Martin County, NC, IFA (Series                      1,700,000   1,700,000
           -                          1993), Weekly VRDNs (Weyerhaeuser             -
                                      Co.)
                                      Ohio--0.5%
           -
               1,900,000    1,900,000 Franklin County, OH, Mortgage                       1,900,000   1,900,000
           -                          Revenue (Series 2000F), Weekly                -
                                      VRDNs (Trinity Healthcare Credit
                                      Group)/(JPMorgan Chase Bank LIQ)
                                      Tennessee--0.3%
               1,000,000    1,000,000 Carter County, TN, IDB (Series                      1,000,000   1,000,000
           -                          1983), Weekly VRDNs (Inland                   -
                                      Container Corp.)/(Temple-Inland,
                                      Inc. GTD)
                                      Texas--0.4%
               1,600,000    1,600,000 Harris County, TX, HFDC (Series                     1,600,000   1,600,000
           -                          2002), Daily VRDNs (Methodist                 -
                                      Hospital, Harris County, TX)
                                      Washington--0.2%
                 800,000      800,000 Port Grays Harbor, WA, Industrial                     800,000     800,000
           -                          Development Corp., Solid Waste                -
                                      Disposal Revenue Bonds (Series
                                      1993), Weekly VRDNs (Weyerhaeuser
                                      Co.)
                                      Total Short-Term Municipal                         19,700,000  19,700,000
                                      Securities (identified cost                   -
                                      $19,700,000)
                                      Mutual Funds--0.4%
   1,357,619                          SEI Tax Exempt Money Market Fund      1,357,619                 1,357,619
                       -                                                                          -
     324,382                          SEI Tax Exempt Money Market Fund,       324,382                   324,382
                       -              Series A                                                    -
                                      Total Mutual Funds (at net asset      1,682,001                 1,682,001
                                      value)                                                      -
                                      Total Investments - 99.3%           $50,622,780  $316,543,125 $367,165,905
                                      (identified cost $357,197,589)
                                      (3)
                                      Other Assets and Liabilities -          647,224     1,791,647   2,438,871
                                      0.7%
                                      Total Net Assets -                  $51,270,004  $318,334,772 $369,604,776
                                      100%



1 Denotes a restricted security which is subject to resale under Federal Securities laws. These securities amounted to $2,026,638 for the Federated Short-Term Municipal Trust Pro Forma Combined which represents 0.5% of net assets. Included in these amounts, securities which have been deemed liquid amounted to $1,500,000 which represents 0.4% of net assets.

2 Denotes a restricted security that has been deemed liquid by criteria approved by the Fund's Board of Trustees.

3 The cost of investments for Federal Tax purposes amounts to $357,197,590 for the Federated Short-Term Municipal Trust Pro Forma Combined.

Note: The categories of investments are shown as a percentage of Pro Forma Combining total net assets as shown on the Statements of Assets and Liabilities.

The following acronyms are used throughout this portfolio:

AMBAC        --American Municipal Bond Assurance
             Corporation
AMT          --Alternative Minimum
             Tax
BANs         --Bond Anticipation
             Notes
COL          --COL
COPs         --Certificates of Participation
CP           --Commercial Paper
EDFA         --Economic Development Financing Authority
FGIC         --Financial Guaranty Insurance Company
FNMA         --Federal National Mortgage Association
FSA          --Financial Security Assurance
GNMA         --Government National Mortgage Association
GO           --General Obligation
GTD          --Guaranteed
HEFA         --Health and Education Facilities Authority
HFA          --Housing Finance Authority
HFDC         --Health Facility Development Corporation
IDA          --Industrial Development Authority
IDB          --Industrial Development Bond
IDRB         --Industrial Development Revenue Bond
IFA          --Industrial Finance Authority
INS          --Insured
LIQs         --Liquidity Agreements
LOC          --Letter of Credit
LT           --Limited
             Tax
MBIA         --Municipal Bond Investors Assurance
PCR          --Pollution Control
             Revenue
PFA          --Public Facility
             Authority
Q--SBLF      --Qualified State Loan Bond Fund
SFM          --Single Family Mortgage
TOBs         --Tender Option Bonds
UT           --Unlimited Tax
VRDNs        --Variable Rate Demand Notes


                       Riggs Short Term Tax Free Bond Fund
                      Federated Short-Term Municipal Trust
                  Pro Forma Combining Statements of Assets and
                            Liabilities (Semi-Annual)

                                December 31, 2002



------------------------------------------------------------------------------------------


                                                                               Federated
                                     Riggs                                    Short-Term
                                   Short Term       Federated                  Municipal
                                                                                 Trust
                                    Tax Free       Short-Term     Pro          Pro Forma
                                                                  Forma
                                   Bond Fund        Municipal     Adjustment    Combined
                                                      Trust
                                  -------------   --------------  -----------  ------------
Assets:
-----------------------------
Investments in securities,       $                $
at value                            50,622,780      316,543,125          -    367,165,905
-----------------------------
Cash
                                         3,808           72,290          -         76,098
-----------------------------
Income receivable
                                       813,967        3,495,283          -      4,309,250
-----------------------------
Receivable for Investments
sold                                         -          340,000          -        340,000
-----------------------------
                                  -------------   --------------  ---------   ------------
     Total assets
                                    51,440,555      320,450,698          -    371,891,253
-----------------------------     -------------   --------------  ---------   ------------
Liabilities:
-----------------------------
Payable for investments
purchased                                    -                -          -              -
-----------------------------
Income distribution payable
                                       152,996          795,955          -        948,951
-----------------------------
Payable for shares redeemed
                                             -        1,314,268          -      1,314,268
-----------------------------
Accrued expenses
                                        17,555            5,703          -         23,258
-----------------------------     -------------   --------------  ---------   ------------
     Total liabilities
                                       170,551        2,115,926          -      2,286,477
-----------------------------     -------------   --------------  ---------   ------------
Net Assets
                                  $                           $   $                     $
                                  51,270,004        318,334,772          -    369,604,776
-----------------------------     -------------   --------------  ---------   ------------
Net Assets Consists of:
-----------------------------
Paid in capital                              $                $                $
                                    48,545,247      317,048,148          -    365,593,395
-----------------------------
Net unrealized appreciation
  of investments
                                     2,725,032        7,243,284          -      9,968,316
-----------------------------
Accumulated net realized
gain (loss) on
   investments
                                         (276)      (5,956,693)          -    (5,956,969)
-----------------------------
Undistributed (distributions
in excess of) net
   investment income
                                             1               33          -             34
-----------------------------     -------------   --------------  ---------   ------------
     Total Net Assets
                                             $                $   $                     $
                                    51,270,004      318,334,772          -    369,604,776
-----------------------------     -------------   --------------  ---------   ------------
                                                                  ---------
Net Assets:
Class R Shares                               $                $            (a) $
                                    51,270,004                -   $(51,270,004)         -
                                  -------------   --------------  ---------   ------------
Institutional Shares                         $                $    $           $
                                             -      289,196,338          -    289,196,338
                                  -------------   --------------  ---------   ------------
                                  -------------   --------------
Institutional Service Shares                 $                $   $51,270,0(a) $
                                             -       29,138,434                80,408,438
                                  -------------   --------------  ---------   ------------

Shares Outstanding:
     Class R Shares                                               (4,856,47(a)
                                     4,856,471                -                         -
-----------------------------     -------------   --------------  ---------   ------------
                                                                  ---------
     Institutional Shares
                                             -       27,705,105                27,705,105
-----------------------------     -------------   --------------              ------------
                                                                  ---------
     Institutional Service
Shares                                       -        2,791,506   4,910,920(a)  7,702,426
-----------------------------     -------------   --------------  ---------   ------------

Net Asset Value, Offering
Price and
   Redemption Proceeds Per
Share
-----------------------------
Net Asset Value and Offering
Price Per Share
     Class R Shares                          $                $
                                         10.56                -
-----------------------------     -------------   --------------  ---------   ------------
     Institutional Shares                    $                $                $
                                             -            10.44                     10.44
-----------------------------     -------------   --------------  ---------   ------------
     Institutional Service                   $                $                $
Shares                                       -            10.44                     10.44
-----------------------------     -------------   --------------  ---------   ------------
Redemption Proceeds Per
Share(b)
-----------------------------
     Class R Shares                          $                $                $
                                         10.35 (c)            -                         -
-----------------------------     -------------   --------------  ---------   ------------
     Institutional Shares                    $                $                $
                                             -            10.44                     10.44
-----------------------------     -------------   --------------  ---------   ------------
     Institutional Service                   $                $                $
Shares                                       -            10.44                     10.44
-----------------------------     -------------   --------------  ---------   ------------
Investments, at identified                   $                $                $
cost                                47,897,748      309,299,841               357,197,589
-----------------------------     -------------   --------------  ---------   ------------

(a) Adjustment to reflect share balance and combined net asset value as a result of the combination.
(b) See "What Do Shares Cost?"
in the Prospectus.
(c) Computation of minimum redemption proceeds per share
98/100 of net asset value.

(See Notes to Pro Forma
Financial Statements)

                                           Riggs Intermediate Tax Free Bond Fund
                                            Federated Short-Term Municipal Trust
                                        Pro Forma Combining Statements of Operations
                                               Period Ended December 31, 2002



                                       -----------------------------------------------

                                                                            Federated
                                         Riggs                              Short-Term
                                       Intermediate  Federated              Municipal
                                                                              Trust
                                        Tax Free    Short-Term    Pro       Pro Forma
                                                                   Forma
                                       Bond Fund     Municipal    AdjustmentCombined
                                                       Trust
                                       -----------  ------------  --------------------
Investment Income:
Dividends                                      77
                                                              -         -          77
Interest
                                        2,688,342    10,041,995         -   12,730,337
                                       -----------  ------------  --------  ----------
Total Investment Income
                                        2,688,419    10,041,995         -   12,730,414
Expenses:
Investment adviser fee
                                          416,400     1,055,635     6,384 (a1,478,419
Administrative personnel and services
fee                                        88,832       198,146   (9,774) (b) 277,204
Custodian fees
                                           11,103        11,630   (11,103)(c)  11,630
Transfer and dividend disbursing
agent fees and expenses                     5,582        62,221   (5,582) (d)  62,221
Directors'/ Trustees' fees
                                              978        11,810     (978) (e)  11,810
Auditing fees
                                           16,522         8,658   (16,522)(f)   8,658
Legal fees
                                            3,543         4,431   (3,543) (g)   4,431
Portfolio accounting fees
                                            6,169        95,541   (6,169) (h)  95,541
Distribution services fee - Class R
Shares                                    138,800             -   (138,800(l)       -
Distribution services fee -
Institutional Service Shares                    -        75,036   125,985 (k) 201,021
Shareholder services fee - Class R
Shares                                    138,800             -   (138,800(j)       -
Shareholder services fee -
Institutional Service Shares                    -        75,036   125,985     201,021
                                                                          (i)
Shareholder services fee -
Institutional Shares                            -       584,736         -     584,736
Share registration costs
                                           15,946        42,890   (15,946)(m)  42,890
Printing and postage
                                            3,155        31,500   (3,155) (n)  31,500
Insurance premiums
                                            1,145         1,086   (1,145) (o)   1,086
Miscellaneous
                                              780         7,445     (780) (p)   7,445
                                       -----------  ------------  --------  ----------
                                                                  --------  ----------
     Total expenses
                                          847,755     2,265,801   (93,943)  3,019,613
                                       -----------  ------------  --------  ----------
Waivers:
Waiver of investment adviser fee                      (291,499)
                                        (103,130)                 (48,897)(q(443,526)
Waiver of transfer and dividend                         (9,015)
disbursing agent fees and expenses              -                       -     (9,015)
Waiver of distribution services fee -
Class R Shares                          (138,800)             -   138,800 (r)       -
Waiver of distribution service fee -                   (75,036)
Institutional Service Shares                    -                 (125,985(s(201,021)
Waiver of shareholder services fee -
Class R Shares                           (83,280)             -    83,280 (t)       -
Waiver of shareholder services fee -                  (584,736)
Institutional Shares                            -                       -   (584,736)
                                       -----------  ------------  --------  ----------
Total waivers                           (325,210)     (960,286)    47,198   (1,238,298)
                                       -----------  ------------  --------  ----------
                                       -----------  ------------  --------  ----------
Net expenses                              522,545     1,305,515   (46,745)  1,781,315
                                       -----------  ------------  --------  ----------
                                       -----------  ------------  --------  ----------
Net investment income                   2,165,874     8,736,480    46,745   10,949,099
                                       -----------  ------------  --------  ----------
Realized and Unrealized Gain (Loss)
on Investments:
Net realized gain (loss) on
investments                               458,600     (386,121)         -      72,479
Net change in unrealized
appreciation/depreciation
   of investments
                                        1,271,738     4,448,006         -   5,719,744
                                       -----------  ------------  --------  ----------
     Net realized and unrealized gain
(loss) on investments                   1,730,338     4,061,885         -   5,792,223
                                       -----------  ------------  --------  ----------
                                                                  --------
          Change in net assets          $            $                       $
resulting from operations               3,896,212    12,798,365    46,745   16,741,322
                                       -----------  ------------  --------  ----------



(See Legend to Pro Forma Adjustments on the following page)
(See Notes to Pro Forma Financial
Statements)


                         Riggs Short Term Tax Free Bond Fund
                              Federated Short-Term Municipal Trust
                Notes to Pro Forma Combining Statements of Operations
                            Period Ended December 31, 2002


(a) Federated Investment Management Company (the "Adviser") receives for its services an annual investment advisory fee equal to 0.40% of the Federated Short-Term Municipal Trust's average daily net assets. The Adviser may voluntarily choose to waive a portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time.

(b) Federated Services Company ("FServ") provides the Fund with administrative personnel and services necessary to operate the Fund. The fee paid to FServ is based on a scale of 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

(c) Adjustment to reflect the custodian fees reductions due to the combining of two portfolios into one.

(d) FServ through its subsidiary, Federated Shareholder Services Company, serves as transfer and dividend disbursing agent for the Funds. The fee paid to FServ is based on the number of share classes and accounts per fund on the level of average aggregate net assets of the Trust for the period. The adjustment is due to the combining of two portfolios into one.

(e) Adjustment to reflect the Directors Fee due to the combining of two portfolios into one.

(f) Adjustment to reflect the Audit Fee due to the combining of two portfolios into one.

(g) Adjustment to reflect the Legal fee due to the combining of two portfolios into one.

(h) Adjustment to reflect the Portfolio Accounting Fee due to the combining of two portfolios into one.

(i) Adjustment to reflect the elimination of the Riggs Short Term Tax Free Bond Fund Distribution Service Fee (12B-1) for Class R Shares due to the combining of two portfolios into one.

(j) Adjustment to reflect the Distribution Service Fee (12B-1) for Institutional Service Shares accrual of 0.25% of average net assets due to the combining of two portfolios into one.

(k) Adjustment to reflect the elimination of the Riggs Short Term Tax Free Bond Fund Shareholder Service Fee for Class R Shares due to the combining of two portfolios into one.

(l) Adjustment to reflect the Shareholder Service Fee for Institutional Service Shares accrual of 0.25% of average net assets due to the combining of two portfolios into one.

(m) Adjustment to reflect the Share registration costs due to the combining of two portfolios into one.

(n) Adjustment to reflect the Printing and postage expense reductions due to the combining two portfolios into one.

(o) Adjustment to reflect the Insurance premium expense reduction due to the combining two portfolios into one.

(p) Miscellaneous expenses are reduced to reflect estimated savings to be realized by combining two portfolios into one.

(q) Adjustment to reflect waiver of investment adviser fee being brought in line based on the combined average net assets of funds.

(r) Adjustment to reflect elimination of distribution service fee (12B-1) waiver for Riggs Short Term Tax Free Bond Fund Class R Shares which is no longer applicable due to the combining of two portfolios into one.

(s)  Adjustment  to  reflect  waiver  of   distribution   fee  (12B-1)  for  the
Institutional Service Shares being brought in line based on the combined average net assets of funds.

(t) Adjustment to reflect elimination of shareholder service fee waiver for Riggs Short Term Tax Free Bond Fund Class R Shares which is no longer applicable due to the combining of two portfolios into one.







                        Riggs Intermediate Tax Free Bond Fund
                        Federated Intermediate Municipal Trust
                       Notes to Pro Forma Financial Statements
                               Year Ended May 31, 2003

Basis of Combination

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations ("Pro Forma Financial Statements") reflect the accounts of Riggs Intermediate Tax Free Bond Fund and Federated Intermediate Municipal Trust, collectively ("the Funds"), for the year ended May 31, 2003. These statements have been derived from the books and records utilized in calculating daily net asset values at May 31, 2003.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Funds which have been incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principles applicable to management investment companies which are disclosed in the historical financial statements of each fund.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Riggs Intermediate Tax Free Bond Fund for shares of Federated Intermediate Municipal Trust. Under generally accepted accounting principles, Federated Intermediate Municipal Trust will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

For the year ended May 31, 2003 Riggs Intermediate Tax Free Bond Fund and Federated Intermediate Municipal Trust paid investment advisory fees computed at the annual rate of 0.75% and 0.40%, respectively, as a percentage of average daily net assets.


Shares of Beneficial Interest

The Pro Forma net asset value per share assumes the issuance of 3,395,284 Institutional Shares of Federated Intermediate Municipal Trust in exchange for 3,339,725 Class R Shares of Riggs Intermediate Tax Free Bond Fund which would have been issued at May 31, 2003 in connection with the proposed reorganization.




Pro Forma Combining Portfolio of Investments
May 31, 2003

                             Federated                                                                 Federated
                             Intermediate                                                             Intermediate
    Riggs       Federated    Municipal                                   Riggs         Federated       Municipal
 Intermediate Intermediate   Trust                                    Intermediate   Intermediate        Trust
  Tax Free      Municipal    Pro Forma                                  Tax Free       Municipal       Pro Forma
  Bond Fund       Trust      Combined                                  Bond Fund         Trust         Combined
--------------------------------------------------------------------------------------------------------------------
  Principal     Principal    Principal                                   Value           Value           Value
   Amount        Amount       Amount
  or Shares     or Shares    or Shares
--------------------------------------------------------------------------------------------------------------------
--------------                          -----------------------------
                                        Long-Term Municipals - 98.7%
--------------
              ------------------------------------------------------------------------------------------------------

                                        Alabama -- 1.7%
   $1,000,000             -   1,000,000 Alabama State Public School      $1,131,790               -
                                        & College Authority,                                             $1,131,790
                                        Refunding Revenue Bonds,
                                        5.125% (FSA LOC)/(Original
                                        Issue Yield: 4.78%),
                                        11/1/2014
            -                 1,000,000 Courtland, AL IDB,                        -
                  1,000,000             Environmental Improvement                         1,032,780       1,032,780
                                        Refunding Revenue Bonds,
                                        5.00% (International Paper
                                        Co.), 11/1/2013
    1,115,000             -   1,115,000 University of Alabama,            1,261,656               -
                                        Refunding Revenue Bonds,                                          1,261,656
                                        5.00% (FGIC LOC)/(Original
                                        Issue Yield: 4.53%),
                                        10/1/2013
                                            Total                         2,393,446                       3,426,226
                                                                                          1,032,780
                                         Alaska -- 2.3%
            -                 4,000,000 Alaska State Housing                      -
                  4,000,000             Finance Corp., General                            4,267,920       4,267,920
                                        Mortgage Revenue Bonds
                                        (Series A), 5.65% (MBIA
                                        INS), 12/1/2012
      275,000             -     275,000 Alaska State Housing                287,782               -         287,782
                                        Finance Corp., Revenue
                                        Bonds (Series 1), Veterans
                                        Mortgage Program, 6.30%
                                        (GNMA LOC), 12/1/2009
                                            Total                           287,782                       4,555,702
                                                                                          4,267,920
                                         Arizona -- 4.8%
            -                 1,800,000 Arizona Student Loan                      -       1,996,722
                  1,800,000             Acquisition Authority,                                            1,996,722
                                        Student Loan Revenue
                                        Refunding Bonds (Series
                                        1999A-1), 5.50%, 5/1/2012
            -                 2,200,000 Arizona Student Loan                      -
                  2,200,000             Acquisition Authority,                            2,434,894       2,434,894
                                        Student Loan Revenue
                                        Refunding Bonds (Series
                                        1999A-1), 5.60%, 5/1/2013
            -                 2,000,000 Maricopa County, AZ, IDA,                 -
                  2,000,000             Solid Waste Disposal                              2,064,740       2,064,740
                                        Revenue Bonds, 4.80% TOBs
                                        (Waste Management, Inc.),
                                        Mandatory Tender 12/1/2004
            -                 2,500,000 Salt River Project, AZ                    -
                  2,500,000             Agricultural Improvement &                        2,873,650       2,873,650
                                        Power District, Refunding
                                        Revenue Bonds (Series
                                        2002A), 5.25%, 1/1/2015
                                            Total                                 -
                                                                                          9,370,006       9,370,006
                                         Arkansas -- 1.0%
            -                 2,000,000 Pope County, AR, Refunding                -
                  2,000,000             Revenue Bonds, 5.05% TOBs                         2,061,800       2,061,800
                                        (Entergy Arkansas, Inc.),
                                        Mandatory Tender 9/1/2005
                                         California -- 4.2%
            -                 1,000,000 California State Department               -
                  1,000,000             of Water Resources Power                          1,164,980       1,164,980
                                        Supply Program, Power
                                        Supply Revenue Bonds
                                        (Series A), 5.50%, 5/1/2012
            -       335,000     335,000 California State Department               -
                                        of Water Resources, Revenue                         403,494         403,494
                                        Refunding Bonds, 5.50%,
                                        12/1/2010
            -                 1,000,000 California State, Refunding               -
                  1,000,000             UT GO Bonds, 5.00%, 2/1/2009                      1,109,190       1,109,190
            -                 1,000,000 California Statewide                      -
                  1,000,000             Communities Development                           1,065,310       1,065,310
                                        Authority, Revenue Bonds
                                        (Series 2002D), 4.35% TOBs
                                        (Kaiser Permanente),
                                        Mandatory Tender 2/1/2007
            -                 4,000,000 Los Angeles, CA Department                -
                  4,000,000             of Water & Power, Revenue                         4,543,120       4,543,120
                                        Bonds (Series 2001A), 5.25%
                                        (Los Angeles, CA Department
                                        of Water & Power
                                        (Electric/Power System)),
                                        7/1/2015
                                            Total                                 -
                                                                                          8,286,094       8,286,094
                                         Colorado -- 0.2%
            -       340,000     340,000 Colorado HFA, SFM Revenue                 -                         346,790
                                        Bonds (Series 1997C-3),                             346,790
                                        6.75%, 5/1/2017
                                         Connecticut -- 0.0%
       25,000             -      25,000 Madison, CT, GO UT, 4.875%           26,468               -          26,468
                                        (FGIC LOC)/(Original Issue
                                        Yield: 5.00%), 12/15/2010
                                         District of Columbia --
                                        2.6%
      500,000             -     500,000 District of Columbia,               566,990               -         566,990
                                        Carnegie Endowment Revenue
                                        Bonds, 5.75% (Original
                                        Issue Yield: 5.75%),
                                        11/15/2010
    1,000,000             -   1,000,000 District of Columbia,             1,153,400               -
                                        Refunding Revenue Bonds,                                          1,153,400
                                        5.50% (Catholic University
                                        of America)/(AMBAC LOC),
                                        10/1/2012
            -                 3,000,000 District of Columbia,                     -
                  3,000,000             Revenue Bonds, 5.75%                              3,489,990       3,489,990
                                        (Catholic University of
                                        America)/(AMBAC INS),
                                        10/1/2017
                                             Total                        1,720,390                       5,210,380
                                                                                          3,489,990
                                         Florida -- 0.4%
            -       790,000     790,000 Lee County, FL HFA, SFM                   -                         859,623
                                        Revenue Bonds (Series                               859,623
                                        1998A-2), 6.30% (GNMA COL),
                                        3/1/2029
                                         Georgia -- 1.2%
            -                 1,035,000 Cartersville, GA                          -
                  1,035,000             Development Authority Waste                       1,150,661       1,150,661
                                        & Wastewater Facilities
                                        Refunding Revenue Bonds,
                                        5.10% (Anheuser-Busch Cos.,
                                        Inc.), 2/1/2012
       55,000             -      55,000 Municipal Electric                   66,580               -
                                        Authority of Georgia,                                                66,580
                                        (Series Y), PRF Revenue
                                        Bonds, 6.40%, 1/1/2009
      945,000             -     945,000 Municipal Electric                1,118,956               -
                                        Authority of Georgia,                                             1,118,956
                                        (Series Y), 6.40%, 1/12009
                                             Total                        1,185,536                       2,336,197
                                                                                          1,150,661
                                         Idaho -- 0.3%
            -       510,000     510,000 Idaho Housing Agency, SFM                 -                         540,075
                                        Revenue Bonds (Series D-2)                          540,075
                                        Subordinate Bonds, 5.25%,
                                        7/1/2011
                                         Illinois -- 3.3%
      300,000             -     300,000 Chicago, IL Metropolitan            345,291               -
                                        Water Reclamation District,                                         345,291
                                        GO UT Refunding Bonds,
                                        5.20% (Original Issue
                                        Yield: 5.25%), 12/1/2013
    1,000,000             -   1,000,000 Illinois Department Central       1,145,800               -
                                        Management Services, COP,                                         1,145,800
                                        5.50% (MBIA LOC)/(Original
                                        Issue Yield: 5.55%),
                                        7/1/2013
            -                 1,260,000 Illinois Health Facilities                -
                  1,260,000             Authority, Revenue                                1,498,770       1,498,770
                                        Refunding Bonds (Series A),
                                        5.70% (Advocate Health Care
                                        Network)/(United States
                                        Treasury GTD)/(Original
                                        Issue Yield: 5.75%),
                                        8/15/2011
            -                 2,540,000 Illinois Health Facilities                -
                  2,540,000             Authority, Revenue                                2,798,851       2,798,851
                                        Refunding Bonds (Series B),
                                        5.70% (Advocate Health Care
                                        Network)/(United States
                                        Treasury GTD)/(Original
                                        Issue Yield: 5.75%),
                                        8/15/2011
      500,000             -     500,000 Metropolitan Pier &                 614,690               -
                                        Exposition Authority, IL,                                           614,690
                                        Dedicated State Tax
                                        Refunding Revenue Bonds,
                                        6.75% (Original Issue
                                        Yield: 6.85%), 6/1/2010
                                            Total                         2,105,781                       6,403,402
                                                                                          4,297,621
                                         Indiana -- 3.5%
    1,000,000             -   1,000,000 Central High School               1,156,980               -
                                        Building Corp., IN,                                               1,156,980
                                        Refunding Revenue Bonds,
                                        5.50%, 8/1/2010
            -       500,000     500,000 Indiana Development Finance               -
                                        Authority, Environmental                            514,380         514,380
                                        Improvement Revenue Bonds,
                                        5.25% TOBs (USX Corp.),
                                        Mandatory Tender 12/2/2011
            -                 4,800,000 Indiana Health Facility                   -
                  4,800,000             Financing Authority,                              5,259,888       5,259,888
                                        Hospital Revenue Bonds
                                        (Series 1996A), 5.50%
                                        (Clarian Health Partners,
                                        Inc.)/(Original Issue
                                        Yield: 5.65%), 2/15/2010
                                            Total                         1,156,980                       6,931,248
                                                                                          5,774,268
                                         Kansas -- 0.2%
            -       305,000     305,000 Sedgwick County, KS, SFM                  -                         309,746
                                        Revenue Bonds (Series                               309,746
                                        1997A-2), 6.50% (GNMA COL),
                                        12/1/2016
                                         Louisiana -- 2.1%
            -                 1,000,000 De Soto Parish, LA                        -
                  1,000,000             Environmental Improvement                         1,045,470       1,045,470
                                        Authority, PCR Bonds
                                        (Series 2002A), 5.00%
                                        (International Paper Co.),
                                        10/1/2012
            -                 1,000,000 Lake Charles, LA Harbor &                 -
                  1,000,000             Terminal District, Revenue                        1,012,530       1,012,530
                                        Bonds, 5.50% (Reynolds
                                        Metals Co.), 5/1/2006
            -                 2,000,000 St. Charles Parish, LA, PCR               -
                  2,000,000             Refunding Revenue Bonds                           2,039,340       2,039,340
                                        (Series 1999A), 4.90% TOBs
                                        (Entergy Louisiana, Inc.),
                                        Mandatory Tender 6/1/2005
                                            Total                                 -
                                                                                          4,097,340       4,097,340
                                         Michigan -- 12.1%
            -                 1,000,000 Cornell Township MI,                      -       1,020,450       1,020,450
                  1,000,000             Economic Development Corp.,
                                        Refunding Revenue Bonds,
                                        5.875% (MeadWestvaco
                                        Corp.), 5/1/2018
    1,000,000             -   1,000,000 Lincoln Park, MI, School          1,169,200               -
                                        District, GO UT, 7.00%                                            1,169,200
                                        (FGIC LOC)/(Original Issue
                                        Yield: 5.95%), 5/1/2020
    1,000,000             -   1,000,000 Michigan Municipal Bond           1,192,120               -
                                        Authority, Refunding                                              1,192,120
                                        Revenue Bonds, 5.375%,
                                        10/1/2018
    1,025,000             -   1,025,000 Michigan Municipal Bond           1,255,943               -
                                        Authority, Water Utility                                          1,255,943
                                        Improvements, 5.875%
                                        (Original Issue Yield:
                                        5.40%), 10/1/2017
            -                 1,000,000 Michigan State Hospital                   -
                  1,000,000             Finance Authority, Hospital                       1,115,370       1,115,370
                                        Refunding Revenue Bonds,
                                        5.25% (Sparrow Obligated
                                        Group, MI), 11/15/2011
            -                 4,000,000 Michigan State Hospital                   -
                  4,000,000             Finance Authority, Revenue                        4,248,280       4,248,280
                                        & Refunding Bonds (Series
                                        1998A), 5.10% (McLaren
                                        Health Care
                                        Corp.)/(Original Issue
                                        Yield: 5.15%), 6/1/2013
            -                 5,000,000 Michigan State Hospital                   -
                  5,000,000             Finance Authority, Revenue                        5,825,900       5,825,900
                                        Bonds (Series 1999A), 6.00%
                                        (Ascension Health Credit
                                        Group)/(MBIA INS),
                                        11/15/2011
            -                 3,705,000 Michigan State Housing                    -
                  3,705,000             Development Authority,                            3,979,726       3,979,726
                                        (Series B) Rental Housing
                                        Revenue Bonds, 5.65% (MBIA
                                        INS), 10/1/2007
            -                 3,605,000 Michigan State Housing                    -
                  3,605,000             Development Authority,                            3,875,267       3,875,267
                                        (Series B), Rental Housing
                                        Revenue Bonds, 5.65% (MBIA
                                        INS), 4/1/2007
                                            Total                         3,617,263                      23,682,256
                                                                                         20,064,993
                                         Minnesota -- 0.6%
    1,000,000             -   1,000,000 Minneapolis Special School        1,094,770               -
                                        District No. 001, MN,                                             1,094,770
                                        (Series B) COP School
                                        Improvement Bonds, 5.125%,
                                        2/1/2014
                                         Missouri -- 6.9%
      870,000             -     870,000 Missouri State                      945,603               -         945,603
                                        Environmental Improvement &
                                        Energy Authority, PRF
                                        Revenue Bonds, 6.00%,
                                        1/1/2016
      130,000             -     130,000 Missouri State                      140,018               -         140,018
                                        Environmental Improvement &
                                        Energy Authority, Refunding
                                        Revenue Bonds, 6.00%,
                                        1/1/2016
            -                 5,000,000 Missouri State HEFA, Health               -
                  5,000,000             Facilities Revenue Bonds                          5,326,850       5,326,850
                                        (Series A), 6.00% (BJC
                                        Health System, MO)/(United
                                        States Treasury
                                        GTD)/(Original Issue Yield:
                                        6.05%), 5/15/2005
            -                 5,000,000 Missouri State HEFA, Health               -
                  5,000,000             Facilities Revenue Bonds                          5,317,600       5,317,600
                                        (Series A), 6.10% (BJC
                                        Health System, MO)/(United
                                        States Treasury
                                        GTD)/(Original Issue Yield:
                                        6.15%), 5/15/2006
            -       740,000     740,000 Missouri State Housing                    -
                                        Development Commission, SFM                         784,837         784,837
                                        Loan Revenue Bonds (Series
                                        1998B), 5.20%, 9/1/2012
    1,000,000             -   1,000,000 Taney County, MO,                 1,120,900               -
                                        Reorganized School District                                       1,120,900
                                        Number R-V, GO UT, 5.80%,
                                        3/1/2017
                                            Total                         2,206,521      11,429,287
                                                                                                         13,635,808
                                         Nevada -- 0.6%
            -                 1,100,000 Clark County, NV,                         -
                  1,100,000             Industrial Development                            1,136,894       1,136,894
                                        Revenue Bonds (Series
                                        2003C), 5.45% TOBs
                                        (Southwest Gas Corp.),
                                        Mandatory Tender 3/1/2013
                                         New York -- 10.5%
            -                 1,500,000 Hempstead, NY IDA, Resource               -
                  1,500,000             Recovery Refunding Revenue                        1,575,315       1,575,315
                                        Bonds (Series 2001), 5.00%
                                        TOBs (American Ref-Fuel Co.
                                        of Hempstead), Mandatory
                                        Tender 6/1/2010
            -                 2,000,000 Metropolitan Transportation               -
                  2,000,000             Authority, NY, Service                            2,352,140       2,352,140
                                        Contract Refunding Revenue
                                        Bonds (Series 2002A),
                                        5.50%, 1/1/2015
            -                 1,000,000 New York City, NY IDA,                    -
                  1,000,000             Civic Facility Revenue                            1,116,360       1,116,360
                                        Bonds (Series 2002A), 5.50%
                                        (Lycee Francais de New York
                                        Project)/(American Capital
                                        Access INS), 6/1/2015
            -                 4,500,000 New York City, NY, UT GO                  -
                  4,500,000             Bonds (Series 1999G), 6.00%                       5,251,950       5,251,950
                                        (AMBAC INS), 10/15/2007
            -                 1,000,000 New York City, NY, UT GO                  -
                  1,000,000             Bonds (Series 2002E),                             1,110,220       1,110,220
                                        5.25%, 8/1/2007
            -                 1,000,000 New York City, NY, UT GO                  -
                  1,000,000             Bonds (Series 2002F),                             1,122,230       1,122,230
                                        5.25%, 8/1/2009
            -                 2,500,000 New York State                            -
                  2,500,000             Environmental Facilities                          2,631,450       2,631,450
                                        Corp., State Water
                                        Pollution Control Bonds
                                        (Series 1994E), 6.15%
                                        (Original Issue Yield:
                                        6.25%), 6/15/2004
            -                 4,000,000 New York State Thruway                    -
                  4,000,000             Authority, Highway & Bridge                       4,227,160       4,227,160
                                        Trust Fund Revenue Bonds
                                        (Series B), 5.625% (FGIC
                                        INS)/(Original Issue Yield:
                                        5.75%), 4/1/2005
            -                 1,250,000 Suffolk County, NY IDA,                   -
                  1,250,000             Industrial Development                            1,213,400       1,213,400
                                        Revenue Bonds (Series
                                        1998), 5.30% (Nissequogue
                                        Cogen Partners
                                        Facility)/(Original Issue
                                        Yield: 5.325%), 1/1/2013
                                            Total                                 -      20,600,225               2
                                                                                                         20,600,225
                                         North Carolina -- 3.0%
            -                 1,000,000 North Carolina Eastern                    -
                  1,000,000             Municipal Power Agency,                           1,105,000       1,105,000
                                        Power System Refunding
                                        Revenue Bonds (Series
                                        2003A), 5.50%, 1/1/2012
    1,000,000             -   1,000,000 North Carolina Eastern            1,249,050               -
                                        Municipal Power Agency,                                           1,249,050
                                        Refunding Revenue Bonds,
                                        6.00% (AMBAC LOC), 1/1/2018
            -                 2,000,000 North Carolina Municipal                  -
                  2,000,000             Power Agency No. 1, Catawba                       2,333,220       2,333,220
                                        Electric Revenue Refunding
                                        Bonds, 7.25% (Catawba
                                        Electric), 1/1/2007
            -                 1,000,000 North Carolina Municipal                  -
                  1,000,000             Power Agency No. 1,                               1,139,630       1,139,630
                                        Electric Revenue Bonds
                                        (Series 2003A), 5.50%
                                        (Catawba Electric), 1/1/2012
                                            Total                         1,249,050
                                                                                          4,577,850       5,826,900
                                         North Dakota -- 0.6%
    1,055,000             -   1,055,000 North Dakota State Building       1,197,942               -
                                        Authority, (Series B)                                             1,197,942
                                        Refunding Revenue Bonds,
                                        5.00% (AMBAC LOC), 12/1/2010
                                         Ohio -- 2.9%
            -                 3,195,000 Lucas County, OH HDA,                     -
                  3,195,000             Hospital Revenue Refunding                        3,574,374       3,574,374
                                        Bonds (Series 1996), 5.50%
                                        (ProMedica Healthcare
                                        Obligated Group)/(MBIA
                                        INS)/(Original Issue Yield:
                                        5.75%), 11/15/2008
            -                 1,000,000 Montgomery County, OH                     -
                  1,000,000             Revenue Bonds, 5.50%                              1,104,860       1,104,860
                                        (Catholic Health
                                        Initiatives), 9/1/2016
            -                 1,000,000 Ohio State Air Quality                    -
                  1,000,000             Development Authority, PCR                        1,054,120       1,054,120
                                        Refunding Bonds (Series
                                        2002A), 6.00% (Cleveland
                                        Electric Illuminating Co.),
                                        12/1/2013
                                            Total                                 -
                                                                                          5,733,354       5,733,354
                                         Pennsylvania -- 5.8%
            -       805,000     805,000 (1) Allegheny County, PA                  -
                                        IDA, Cargo Facilities Lease                         758,672         758,672
                                        Revenue Bonds (Series
                                        1999), 6.00% (AFCO Cargo
                                        PIT LLC Project), 9/1/2009
            -                 1,000,000 New Wilmington, PA                        -
                  1,000,000             Municipal Authority,                              1,030,540       1,030,540
                                        College Revenue Bonds,
                                        5.30% (Westminster
                                        College)/(Original Issue
                                        Yield: 5.40%), 3/1/2018
    1,000,000             -   1,000,000 Pennsylvania                      1,127,590               -
                                        Intergovernmental Coop                                            1,127,590
                                        Authority, Special Tax,
                                        5.25% (FGIC LOC)/(Original
                                        Issue Yield: 5.012%),
                                        6/15/2015
            -                 1,210,000 Pennsylvania State Higher                 -
                  1,210,000             Education Facilities                              1,362,133       1,362,133
                                        Authority, Revenue Bonds
                                        (Series 2001A), 5.75% (UPMC
                                        Health System), 1/15/2012
            -                 5,000,000 Philadelphia, PA Hospitals                -
                  5,000,000             & Higher Education                                5,327,750       5,327,750
                                        Facilities Authority,
                                        Health System Revenue Bonds
                                        (Series 1997A), 5.00%
                                        (Jefferson Health
                                        System)/(Original Issue
                                        Yield: 5.40%), 5/15/2012
            -                 1,605,000 Sayre, PA, Health Care                    -
                  1,605,000             Facilities Authority,                             1,828,721       1,828,721
                                        Revenue Bonds (Series
                                        2002A), 6.00% (Guthrie
                                        Healthcare System, PA),
                                        12/1/2012
                                            Total                         1,127,590      10,307,816
                                                                                                         11,435,406
                                         Rhode Island -- 0.6%
            -                 1,000,000 Rhode Island Economic                     -
                  1,000,000             Development Corp., Revenue                        1,152,970       1,152,970
                                        Note Obligations (2000
                                        Senior Obligation Series),
                                        5.75% (Providence Place
                                        Mall Project)/(Radian Asset
                                        Assurance INS), 7/1/2010
                                         South Carolina -- 0.6%
    1,000,000             -   1,000,000 Beaufort County, SC School        1,135,100               -
                                        District, GO, 5.50%,                                              1,135,100
                                        3/1/2016
                                         South Dakota -- 0.6%
    1,000,000             -   1,000,000 Pierre, SD, School                1,166,650               -
                                        District, GO UT, 5.70% (FSA                                       1,166,650
                                        LOC)/(Original Issue Yield:
                                        5.70%), 8/1/2017
                                         Tennessee -- 5.2%
            -                 2,000,000 Memphis-Shelby County, TN                 -
                  2,000,000             Airport Authority, Special                        2,191,520       2,191,520
                                        Facilities Refunding
                                        Revenue Bonds, 5.00% (FedEx
                                        Corp.), 9/1/2009
    1,000,000             -   1,000,000 Metropolitan Government           1,109,810               -
                                        Nashville & Davidson                                              1,109,810
                                        County, TN, GO UT, 5.125%
                                        (Original Issue Yield:
                                        5.125%), 5/15/2009 (@101)
            -                 4,000,000 Shelby County, TN, Public                 -
                  4,000,000             Improvement UT GO School                          4,582,880       4,582,880
                                        Bonds (Series A), 5.50%,
                                        4/1/2017
            -       500,000     500,000 Sullivan County, TN Health                -
                                        Educational & Housing                               570,015         570,015
                                        Facilities Board, Hospital
                                        Revenue Bonds, 6.25%
                                        (Wellmont Health System),
                                        9/1/2010
            -       500,000     500,000 Sullivan County, TN Health                -
                                        Educational & Housing                               568,660         568,660
                                        Facilities Board, Hospital
                                        Revenue Bonds, 6.25%
                                        (Wellmont Health System),
                                        9/1/2011
            -                 1,000,000 Sullivan County, TN Health                -
                  1,000,000             Educational & Housing                             1,139,460       1,139,460
                                        Facilities Board, Hospital
                                        Revenue Bonds, 6.25%
                                        (Wellmont Health System),
                                        9/1/2012
                                            Total                         1,109,810
                                                                                          9,052,535      10,162,345
                                         Texas -- 7.4%
    1,000,000             -   1,000,000 Bell County, TX, HFDC,            1,126,280               -
                                        Refunding Revenue Bonds,                                          1,126,280
                                        5.375% (FSA LOC), 12/1/2013
            -                 1,000,000 Brazos River Authority, TX,               -
                  1,000,000             PCR Refunding Bonds (Series                       1,055,540       1,055,540
                                        2003A), 6.75% TOBs (TXU
                                        Energy), Mandatory Tender
                                        4/1/2013
      500,000             -     500,000 Carroll, TX, ISD, GO UT             546,730               -
                                        Refunding Bonds (Series A),                                         546,730
                                        5.00% (Original Issue
                                        Yield: 5.02%), 2/15/2016
    1,000,000             -   1,000,000 El Paso, TX, GO LT (Series        1,116,020               -
                                        1998), 5.125% (FGIC                                               1,116,020
                                        LOC)/(Original Issue Yield:
                                        5.25%), 8/15/2015
    1,000,000             -   1,000,000 Fort Worth, TX, Water &           1,157,370               -
                                        Sewer, Revenue Bonds, 5.75%                                       1,157,370
                                        (Original Issue Yield:
                                        5.52%), 2/15/2017
            -                 2,000,000 North Central Texas HFDC,                 -
                  2,000,000             Hospital Revenue Refunding                        2,265,280       2,265,280
                                        Bonds (Series 2002), 5.50%
                                        (Children's Medical Center
                                        of Dallas)/(AMBAC INS),
                                        8/15/2017
            -                 1,000,000 Sabine River Authority, TX,               -
                  1,000,000             PCR Revenue Refunding Bonds                       1,022,730       1,022,730
                                        (Series 2001A), 5.50% TOBs
                                        (TXU Energy), Mandatory
                                        Tender 11/1/2011
            -                 1,000,000 San Antonio, TX Water                     -
                  1,000,000             System, Revenue Refunding                         1,158,060       1,158,060
                                        Bonds (Series 2002), 5.50%
                                        (FSA INS), 5/15/2016
            -                 3,760,000 Texas State Department of                 -
                  3,760,000             Housing & Community                               3,979,697       3,979,697
                                        Affairs, SFM Revenue Bonds
                                        (Series B), 5.45% (MBIA
                                        INS), 3/1/2015
    1,000,000             -   1,000,000 Travis Country, TX, GO UT,        1,141,020               -
                                        5.25%, 3/1/2015                                                   1,141,020
                                            Total                         5,087,420
                                                                                          9,481,307      14,568,727
                                         Utah -- 1.1%
    1,050,000             -   1,050,000 Salt Lake County, UT,             1,151,472               -       1,151,472
                                        Municipal Building
                                        Authority, Refunding
                                        Revenue Bonds, 5.20% (AMBAC
                                        LOC)/(Original Issue Yield:
                                        5.33%), 10/15/2011 (@100)
            -                 1,000,000 Utah County, UT IDA,                      -
                  1,000,000             Environmental Improvement                         1,026,870       1,026,870
                                        Revenue Bonds, 5.05% TOBs
                                        (Marathon Oil Corp.),
                                        Mandatory Tender 11/1/2011
                                            Total                         1,151,472
                                                                                          1,026,870       2,178,342
                                         Virginia -- 1.7%
            -                 1,000,000 Chesapeake, VA IDA, PCR                   -
                  1,000,000             Bonds, 5.25% (Virginia                            1,054,500       1,054,500
                                        Electric & Power Co.),
                                        2/1/2008
            -                 2,000,000 Greater Richmond Convention               -
                  2,000,000             Center Authority, VA, Hotel                       2,279,480       2,279,480
                                        Tax Revenue Bonds, 5.50%
                                        (Convention Center
                                        Expansion Project),
                                        6/15/2008
                                            Total                                 -
                                                                                          3,333,980       3,333,980
                                         Washington -- 6.4%
    1,000,000             -   1,000,000 Clark County, WA, GO UT           1,124,550               -
                                        Refunding Bonds, 5.25%,                                           1,124,550
                                        6/1/2015
    1,000,000             -   1,000,000 Seattle, WA, (Series F) GO        1,113,980               -
                                        UT, 5.25% (Original Issue                                         1,113,980
                                        Yield: 5.02%), 12/15/2018
            -                 4,500,000 Washington Health Care                    -
                  4,500,000             Facilities Authority,                             4,916,745       4,916,745
                                        Revenue Bonds (Series
                                        1996), 5.375% (Kadlec
                                        Medical Center,
                                        Richland)/(AMBAC
                                        INS)/(Original Issue Yield:
                                        5.63%), 12/1/2010
    1,000,000             -   1,000,000 Washington State, (Series         1,088,470               -
                                        B), GO UT, 5.00% (Original                                        1,088,470
                                        Issue Yield: 5.20%),
                                        1/1/2017
            -                 2,000,000 Washington State Public                   -
                  2,000,000             Power Supply System,                              2,047,980       2,047,980
                                        (Nuclear Project No. 3)
                                        Refunding & Revenue Bonds
                                        (Series B), 5.70% (Energy
                                        Northwest, WA)/(Original
                                        Issue Yield: 5.793%),
                                        7/1/2010
            -                 2,000,000 Washington State Public                   -
                  2,000,000             Supply System, (Nuclear                           2,326,440       2,326,440
                                        Project No. 2) Refunding
                                        Revenue Bonds (Series
                                        1997A), 6.00% (Energy
                                        Northwest, WA)/(AMBAC INS),
                                        7/1/2007
                                            Total                         3,327,000                      12,618,165
                                                                                          9,291,165
                                         Wisconsin -- 4.0%
       50,000             -      50,000 Appleton, WI, Waterworks,            57,358               -
                                        Refunding Revenue Bonds,                                             57,358
                                        5.375% (FGIC LOC)/(Original
                                        Issue Yield: 4.75%),
                                        1/1/2015
    1,000,000             -   1,000,000 Menomonee Falls, WI, Sewage       1,120,460               -
                                        System, (Series A) Revenue                                        1,120,460
                                        Bonds, 5.65% (AMBAC
                                        LOC)/(Original Issue Yield:
                                        5.70%), 5/1/2016
    1,000,000             -   1,000,000 Milwaukee County, WI,             1,101,900               -
                                        (Series A), 5.00% (Original                                       1,101,900
                                        Issue Yield: 4.87%),
                                        10/1/2016
            -       980,000     980,000 Wisconsin State HEFA,                     -
                                        Refunding Bonds, 6.00%                            1,113,917       1,113,917
                                        (Wheaton Franciscan
                                        Services), 8/15/2014
            -                 3,000,000 Wisconsin State Petroleum                 -
                  3,000,000             Inspection Fee, Revenue                           3,324,450       3,324,450
                                        Bonds (Series 2000A),
                                        6.00%, 7/1/2011
    1,000,000             -   1,000,000 Wisconsin State                   1,152,290               -
                                        Transportation, (Series A),                                       1,152,290
                                        5.50% (FGIC LOC)/(Original
                                        Issue Yield: 5.25%),
                                        7/1/2015
                                            Total                         3,432,008                       7,870,375
                                                                                          4,438,367
                                         Wyoming -- 0.3%
      500,000             -     500,000 Laramie County, WY, School          546,530               -
                                        District No. 2, GO UT,                                              546,530
                                        5.90% (MBIA LOC)/(Original
                                        Issue Yield: 5.90%),
                                        6/1/2012
--------------------------------------------------------------------------------------------------------------------
                                        Total Long-Term Municipals       36,325,509     157,512,327     193,837,836
                                        (identified cost
                                        $178,443,812)
--------------------------------------------------------------------------------------------------------------------
                                        Short-Term Municipals - 0.6%
                                        New York -- 0.1%
            -       200,000     200,000 New York State Dormitory                  -
                                        Authority, (Series 1990B)                           200,000         200,000
                                        Daily VRDNs (Cornell
                                        University)/(J.P. Morgan
                                        Chase Bank LIQ)
                                        Utah -- 0.5%
            -                 1,000,000 Emery County, UT, (Series                 -
                  1,000,000             1994) Daily VRDNs                                 1,000,000       1,000,000
                                        (Pacificorp)/(AMBAC
                                        INS)/(Bank of Nova Scotia,
                                        Toronto LIQ)
--------------------------------------------------------------------------------------------------------------------
                                        Total Short-Term Municipals               -       1,200,000       1,200,000
                                        (at amortized cost)
--------------------------------------------------------------------------------------------------------------------
                                         Mutual Fund -- 0.0%
                                        -----------------------------
       18,902             -      18,902 SEI Tax Exempt Money Market          18,901               -
                                        Fund (at net asset value)                                            18,901
--------------------------------------------------------------------------------------------------------------------
                                        Total Investments -- 99.3%       36,344,410     158,712,327     195,056,737
                                        (identified cost
                                        $179,662,713)(2)
--------------------------------------------------------------------------------------------------------------------
----------------------------------------
                                        Other Assets and                    405,262         970,666       1,375,928
                                        Liabilities -- Net -- 0.7%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                        Total Net Assets -- 100%       $ 36,749,672   $ 159,682,993     $196,432,665
---------------------------------------------------------------------===============================================


Securities that are subject to alternative minimum tax (AMT) represent 7.6% of the portfolio based upon total market value.

(1) Denotes a restricted security which is subject to restrictions on resale under federal securities laws. This security has been deemed liquid based upon criteria approved by the Fund's Board of Trustees. At May 31, 2003, this security amounted to $758,672, which represents 0.4% of total net assets

(2)  The cost of investments for federal tax purposes amounts to $179,662,713.

Note: The categories of investments are shown as a percentage of Pro Forma Combining total net assets as shown on the Statements of Assets and Liabilities.

The following acronyms are used throughout this portfolio:
AMBAC          -- American Municipal Bond Assurance Corporation
AMT            -- Alternative Minimum Tax
COL            -- Collateralized
COP            -- Certificate of Participation
FGIC           -- Financial Guaranty Insurance Company
FSA            -- Financial Security Assurance
GNMA           -- Government National Mortgage Association
GO             -- General
               Obligation
GTD            -- Guaranteed
HDA            -- Hospital Development Authority
HEFA           -- Health and Education Facilities Authority
HFA            -- Housing Finance Authority
HFDC           -- Health Facility Development Corporation
IDA            -- Industrial Development Authority
IDB            -- Industrial Development Bond
INS            --
               Insured
ISD            -- Independent School District
LIQ            -- Liquidity
               Agreement
LOC            -- Letter of Credit
LT             -- Limited Tax
MBIA           -- Municipal Bond Investors Assurance
PCR            -- Pollution Control Revenue
PRF            -- Pre-refunded
SFM            -- Single Family Mortgage
TOBs           -- Tender Option
               Bonds
UT             -- Unlimited Tax
VRDNs          -- Variable Rate Demand Notes




                                          Riggs Intermediate Tax Free Bond Fund
                                         Federated Intermediate Municipal Trust
                                      Pro Forma Combining Statements of Assets and
                                                       Liabilities
                                                      May 31, 2003
----------------------------------------------------------------------------------------


                                                                             Federated
                                                                             Intermediate
                                    Riggs          Federated                 Municipal
                                  Intermediate     Intermediate                Trust
                                   Tax Free        Municipal     Pro          Proforma
                                                                  Forma
                                  Bond Fund          Trust       Adjustment   Combined
                                  -----------      -----------   ---------   -----------
Assets:
------------------------------
Investments in securities,
at value                          $36,344,410      $158,712,327         -    $195,056,737
------------------------------
Cash
                                         146           20,892           -        21,038
------------------------------
Income receivable
                                     527,836        2,103,521           -     2,631,357
------------------------------
Receivable for shares sold
                                           -          134,431           -       134,431
------------------------------
Receivable for Investments
sold                                       -           60,000           -        60,000
------------------------------    -----------      -----------   ---------   -----------
     Total assets
                                  36,872,392       161,031,171          -    197,903,563
------------------------------    -----------      -----------   ---------   -----------
Liabilities:
------------------------------
Payable for investments
purchased                                  -                -           -             -
------------------------------
Payable for shares redeemed
                                           -          926,610           -       926,610
------------------------------
Income distribution payable
                                     113,129          407,113           -       520,242
------------------------------
Accrued expenses
                                       9,591           14,455           -        24,046
------------------------------    -----------      -----------   ---------   -----------
     Total liabilities
                                     122,720        1,348,178           -     1,470,898
------------------------------    -----------      -----------   ---------   -----------
Net Assets
                                  $36,749,672      $159,682,993        $-    $196,432,665
------------------------------    -----------      -----------   ---------   -----------
Net Assets Consist of:
------------------------------
Paid in capital
                                  $32,478,528      $154,116,825        $-    $186,595,353
------------------------------
------------------------------
Net unrealized appreciation
of investments                     3,871,235       11,522,789           -    15,394,024
------------------------------
Accumulated net realized gain
(loss) on investments                390,361       (5,956,606)          -    (5,566,245)
----------------------------------
Undistributed (distributions
in excess of) net
investment income
                                       9,548             (15)           -         9,533
------------------------------    -----------      -----------
                                                                 ---------   -----------
     Total Net Assets
                                  $36,749,672      $159,682,993        $-    $196,432,665
------------------------------    -----------      -----------   ---------   -----------
Net Assets:
   Class R Shares
                                  $36,749,672              $-    $(36,749,(a))      $ -
                                  -----------      -----------   ---------   -----------
   Institutional Shares
                                          $-       $159,682,993  $        (a)$196,432,665
                                                                 36,749,672
                                  -----------      -----------   ---------   -----------
Shares Outstanding:
                                  -----------      -----------   ---------   -----------
   Class R Shares
                                   3,339,725                -    (3,339,72(a)         -
                                  -----------      -----------   ---------   -----------
                                                                             -----------
   Institutional Shares
                                           -       14,761,493    3,395,284(a)18,156,777
------------------------------    -----------      -----------   ---------   -----------
Net Asset Value Per Share and Offering
Price Per Share
   Class R Shares
                                      $11.00               $-                        $-
                                                                        -
                                  -----------      -----------   ---------   -----------
   Institutional Shares
                                          $-           $10.82                    $10.82
                                                                        -
------------------------------    -----------      -----------   ---------   -----------
Redemption Proceeds Per
Share (b)
   Class R Shares                     $10.78               $-         $ -            $-
                                             (c)
                                  -----------      -----------   ---------   -----------
   Institutional Shares
                                         $ -           $10.82                    $10.82
                                                                       $-
------------------------------    -----------      -----------   ---------   -----------

Investments, at identified
cost                              $32,473,175      $147,189,538              $179,662,713
                                                                      $ -
------------------------------    -----------      -----------   ---------   -----------


(a) Adjustment to reflect share balance and combined net asset value as a result of the combination.
(b)  See "What Do Shares Cost?" in the
Prospectus.
(c)  Computation of minimum redemption proceeds per share
98/100 of net asset value.

(See Notes to Pro Forma
Financial Statements)

                                          Riggs Intermediate Tax Free Bond Fund
                                          Federated Intermediate Municipal Trust
                                       Pro Forma Combining Statements of Operations
                                                 Year Ended May 31, 2003
                                      -----------------------------------------------

                                                                           Federated
                                                                           Intermediate
                                       Riggs      Federated                Municipal
                                      IntermediateIntermediate               Trust
                                      Tax Free    Municipal   Pro Forma    Pro Forma
                                      Bond         Trust      Adjustment   Combined
                                        Fund
                                      -----------------------------------------------
Investment Income:
Interest
                                      $           $8,248,341   $            $
                                      2,056,936                       -    10,305,277
                                      ---------   ---------   ----------   ----------

Expenses:
Investment adviser fee
                                       325,806     662,072    (202,147) (a)  785,731
Administrative personnel and
services fee                            69,506     125,000     (69,506) (b)  125,000
Custodian fees
                                         8,688       6,358      (8,688)        6,358
                                                                        (c)
Transfer and dividend
disbursing agent
  fees and expenses
                                         1,074      42,069      (1,074)       42,069
                                                                        (d)
Directors'/Trustees' fees
                                           939      10,336        (939)       10,336
                                                                        (e)
Auditing fees
                                        17,232      15,132     (17,232)       15,132
                                                                        (f)
Legal fees
                                         4,430       3,887      (4,430) (g)    3,887
Portfolio accounting fees
                                         6,747      57,031      (6,747) (h)   57,031
Distribution services fee -
Class R Shares                         108,601           -    (108,601)            -
                                                                        (i)
Shareholder services fee -
Class R Shares                         108,601           -    (108,601)            -
                                                                        (j)
Shareholder services fee -
Institutional Shares                         -     413,795       77,287 (k)  491,082
Share registration costs
                                        15,450      21,377     (15,450)       21,377
                                                                        (l)
Printing and postage
                                         3,053      16,491      (3,053) (m)   16,491
Insurance premiums
                                         1,498       1,413      (1,498)        1,413
                                                                        (n)
Miscellaneous
                                           578       7,136        (578)        7,136
                                                                        (o)
                                      ---------   ---------   ----------   ----------
                                                              ----------   ----------
     Total expenses
                                       672,203    1,382,097   (471,257)    1,583,043
                                      ---------   ---------   ----------   ----------
                                                                           ----------
Waivers:
     Waiver of investment
adviser fee                           (86,881)    (61,356)       69,664     (78,573)
                                                                        (p)
     Waiver of transfer and dividend
disbursing agent fees                        -     (5,038)        (855)      (5,893)
                                                                        (q)
     Waiver of distribution service
fee - Class R Shares                  (108,601)          -      108,601            -
                                                                        (r)
     Waiver of shareholder services
fee - Class R Shares                  (65,161)           -       65,161            -
                                                                        (s)
     Waiver of shareholder services
fee - Institutional Shares                   -    (314,484)    (58,738)    (373,222)
                                                                        (t)
                                      ---------   ---------   ----------   ----------
Total waivers
                                      (260,643)   (380,878)     183,833    (457,688)
                                      ---------   ---------   ----------   ----------
                                                                           ----------
Net expenses
                                       411,560    1,001,219   (287,424)    1,125,355
                                      ---------   ---------   ----------   ----------
                                                                           ----------
     Net investment income
                                      $           $           $             $
                                      1,645,376   7,247,122     287,424    9,179,922
                                      ---------   ---------   ----------   ----------
Realized and Unrealized Gain
on Investments:
Net realized gain on
investments                            725,281     564,629            -    1,289,910
Net change in unrealized
appreciation/depreciation of          2,221,557   4,645,915           -    6,867,472
investments
                                      ---------   ---------   ----------   ----------
     Net realized and unrealized
gain on investments                   2,946,838   5,210,544           -    8,157,382
                                      ---------   ---------   ----------   ----------
                                                              ----------
          Change in net assets
resulting from operations             $           $           $            $
                                      4,592,214   12,457,666    287,424    17,337,304
                                      ---------   ---------   ----------   ----------


(See Legend to Pro Forma Adjustments on the following page)
(See Notes to Pro Forma
Financial Statements)


                        Riggs Intermediate Tax Free Bond Fund
                        Federated Intermediate Municipal Trust
                Notes to Pro Forma Combining Statements of Operations
                               Year Ended May 31, 2003



(a) Federated Investment Management Company (the "Adviser") receives for its services an annual investment advisory fee equal to 0.40% of the Federated Intermediate Municipal Trust's average daily net assets. The Adviser may voluntarily choose to waive a portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time.

(b) Federated Services Company ("FServ") provides the Fund with administrative personnel and services necessary to operate the Fund. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

(c) Adjustment to reflect the custodian fees reductions due to the combining of two portfolios into one.

(d) FServ through its subsidiary, Federated Shareholder Services Company, serves as transfer and dividend disbursing agent for the Funds. The fee paid to FServ is based on the number of share classes and accounts per fund on the level of average aggregate net assets of the Trust for the period. The adjustment is due to the combining of two portfolios into one.

(e) Adjustment to reflect the Directors'/Trustees' fee reductions due to the combining of two portfolios into one.

(f) Adjustment to reflect the Audit fee reductions due to the combining of two portfolios into one.

(g) Adjustment to reflect the Legal Fee reductions due to the combining of two portfolios into one.

(h) Adjustment to reflect the Portfolio Accounting Fee reductions due to the combining of two portfolios into one.

(i) Adjustment to reflect the elimination of the Riggs Intermediate Tax Free Bond Fund 12b-1 fee for Class R Shares due to the combining of two portfolios into one.

(j) Adjustment to reflect the elimination of the Riggs Intermediate Tax Free Bond Fund shareholder services fee for Class R Shares due to the combining of the two portfolios into one.

(k) Adjustment to reflect the shareholder services fee accrual of 0.25% due to the combining of two portfolios into one.

(l) Adjustment to reflect the Share registration costs reductions due to the combining of two portfolios into one.

(m) Adjustment to reflect the printing and postage expense reduction due to combining of two portfolios into one.

(n) Adjustment to reflect the insurance premium expense reduction due to combining of two portfolios into one.

(o) Miscellaneous expenses are reduced to reflect estimated savings to be realized by combining two portfolios into one.

(p) Adjustment to reflect waiver of investment adviser fee being brought in line based on the combined net assets of funds.

(q) Adjustment to reflect waiver of transfer and dividend disbursing agent fee being brought in line based on the combined net assets of funds.

(r) Adjustment to reflect the elimination of the waiver of distribution (12b-1) fee for Riggs Intermediate Tax Free Bond Fund Class R Shares which is no longer applicable due to the combining of two portfolios into one.

(s) Adjustment to reflect the elimination of shareholder services fee waiver for Riggs Intermediate Tax Free Bond Fund Class R Shares which is no longer applicable due to the combining of two portfolios into one.

(t) Adjustment to reflect waiver of shareholder services fee being brought in line based on the combined net assets of funds.



                                     RIGGS FUNDS
                                   Riggs Stock Fund
                            Riggs Small Company Stock Fund
                        Riggs U.S. Government Securities Fund
                                   Riggs Bond Fund
                         Riggs Short Term Tax Free Bond Fund
                        Riggs Intermediate Tax Free Bond Fund
                            Riggs Prime Money Market Fund
                        Riggs U.S. Treasury Money Market Fund



Investment Adviser
RIGGS INVESTMENT ADVISORS INC.
808 17th Street, N.W.
Washington, DC  20006-3950

Distributor
FEDERATED SECURITIES CORP.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Administrator
FEDERATED ADMINISTRATIVE SERVICES
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

PART C.    OTHER INFORMATION.

Item 15.  Indemnification:

Indemnification is provided to Trustees and officers of Federated Equity Funds (the "Registrant") pursuant to the Registrant's Declaration of Trust and Bylaws, except where such indemnification is not permitted by law. However, the Declaration of Trust and Bylaws do not protect the Trustees or officers from liability based on willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. Trustees and officers of the Registrant are insured against certain liabilities, including liabilities arising under the Securities Act of 1933 (the "Act").

Insofar as indemnification for liabilities arising under the Act may be permitted to Trustees, officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the 1940 Act for Trustees, officers, or controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Item 16.  Exhibits

1. Conformed copy of Amended and Restated Declaration of Trust of the Registrant; (12)

1.1 Conformed copy of Amendment No. 8 of the Amended and Restated Declaration of Trust of the Registrant; (19)

1.2 Conformed copy of Amendment No. 9 of the Amended and Restated Declaration of Trust of the Registrant; (21)

1.3 Conformed copy of Amendment No. 10 of the Amended and Restated Declaration of Trust of the Registrant; (21)

1.4 Conformed copy of Amendment No. 11 of the Amended and Restated Declaration of Trust of the Registrant; (21)

1.5 Conformed copy of Amendment No. 12 of the Amended and Restated Declaration of Trust of the Registrant; (23)

1.6 Conformed copy of Amendment No. 13 of the Amended and Restated Declaration of Trust of the Registrant; (23)

1.7 Conformed copy of Amendment No. 14 of the Amended and Restated Declaration of Trust of the Registrant; (24)

1.8 Conformed copy of Amendment No. 15 of the Amended and Restated Declaration of Trust of the Registrant; (24)

1.9 Conformed copy of Amendment No. 16 of the Amended and Restated Declaration of Trust of the Registrant; (24)

1.10 Conformed copy of Amendment No. 17 of the Amended and Restated Declaration of the Trust of the Registrant; (24)

1.11 Conformed copy of Amendment No. 18 of the Amended and Restated Declaration of Trust of the Registrant; (25)

2.   Copy of Amended and Restated By-Laws of the Registrant; (12)

2.1  Copy of Amendment No. 5 to Amended and Restated  By-Laws of the Registrant;
     (18)

2.2  Copy of Amendment No. 6 to Amended and Restated  By-Laws of the Registrant;
     (18)

2.3  Copy of Amendment No. 7 to Amended and Restated  By-Laws of the Registrant;
     (18)

2.4  Copy of Amendment No. 8 to Amended and Restated  By-Laws of the Registrant;
     (24)

3.   Not Applicable

4. Agreement and Plan of Reorganization is included as Exhibit 1 to the Combined Proxy Statement and Prospectus of the Registration Statement*

5. Copy of Specimen Certificate for Shares of Beneficial Interest of the Registrant (Federated Small Cap Strategies Fund); (7)

5.1 Copy of Specimen Certificate for Shares of Beneficial Interest of the Registrant (Federated Growth Strategies Fund); (8)

5.2 Copy of Specimen Certificate for Shares of Beneficial Interest of the Registrant (Federated Capital Appreciation Fund); (9)

6. Conformed copy of Investment Advisory Contract of the Registrant (Federated Growth Strategies Fund); (5)

6.1 Conformed copy of Investment Advisory Contract on behalf of the Registrant, which includes Exhibits A and B for Federated Small Cap Strategies Fund and Federated Capital Appreciation Fund, respectively; (10)

6.2 Conformed copies of Exhibits D & E for Federated Large Cap Growth Fund and Federated Communications Technology Fund, respectively; (19)

6.3 Conformed copy of Exhibit G to the Investment Advisory Contract for Federated Kaufmann Fund; (23)

6.4 Conformed copy of Exhibit I to the Investment Advisory Contract for Federated Market Opportunity Fund; (23)

6.5 Conformed copy of Amendment to Investment Advisory Contract of the Registrant; (23)

6.6 Conformed copy of Sub-Advisory Agreement for Federated Kaufmann Fund, which includes Exhibit A, dated December 1, 2001; (23)

6.7 Conformed copy of Sub-Advisory Agreement for Federated Kaufmann Small Cap Fund, which includes Exhibit A, dated December 1, 2002; (24)

6.8 Conformed copy of Exhibit J to the Investment Advisory Contract for Federated Kaufmann Small Cap Fund; (24)

7.   Conformed copy of Distributor's Contract of the Registrant; (10)

7.1 Conformed copies of Exhibits D and F to the Distributor's Contract for Federated Growth Strategies Fund, (Class A and C Shares); (10)

7.2 Conformed copies of Exhibits G and I to the Distributor's Contract for Federated Capital Appreciation Fund, (Class A and C Shares); (10)

7.3  Conformed copy of Distributor's Contract (Class B Shares); (16)

7.4 Conformed copies of Exhibits M and N to the Distributor's Contract for Federated Large Cap Growth Fund, (Class A and C Shares); (19)

7.5 Conformed copies of Exhibits O and P to the Distributor's Contract for Federated Communications Technology Fund, (Class A and C Shares); (19)

7.6 Conformed copy of Exhibits S & T to the Distributor's Contract for Federated Market Opportunity Fund (Class A and Class C Shares); (22)

7.7 Conformed copy of Exhibit U to the Distributor's Contract for Federated Kaufmann Fund (Class K Shares); (23)

7.8  Conformed  copy  of  Exhibits  V & W  to  the  Distributor's  Contract  for
     Federated Kaufmann Fund and Federated Large Cap Tech Fund (Class A and Class C Shares); (22)

7.9  Conformed  copy  of  Amendment  to  the   Distributor's   Contract  of  the
     Registrant; (23)

7.10 Conformed copy of Exhibit X to the Distributor's Contract for Federated Kaufmann Small Cap Fund (Class A Shares); (24)

7.11 Conformed copy of Exhibit Y to the Distributor's Contract for Federated Kaufmann Small Cap Fund (Class C Shares); (24)

8.    Not Applicable

9.   Conformed Copy of the Custodian Agreement of the Registrant; (6)

9.1  Conformed copy of Custodian Fee Schedule; (15)

10.  Conformed Copy of Distribution Plan of the Registrant; (10)

10.1 Conformed copy of Exhibit E to the Distribution Plan for Federated Growth Strategies Fund, (Class C Shares); (10)

10.2 Conformed copies of Exhibit F and H to the Distribution Plan for Federated Capital Appreciation Fund, (Class A and C Shares); (10)

10.3 Conformed copy of Amendment to the Distribution  Contract (Class B Shares);
     (23)

10.4 Conformed copies of Exhibit L for Federated Large Cap Growth Fund (Class A and Class C), Exhibit M, Exhibit N & O for Federated Communications Technology Fund (Class A and Class C) to the Distribution Plan; (19)

10.5 Conformed copy of Exhibit D to Registrant's Distribution Plan for Class B Shares of Federated Growth Strategies Fund; (22)

10.6 Conformed copy of Exhibit G to Registrant's Distribution Plan for Class B Shares of Federated Capital Appreciation Fund; (22)

10.7 Conformed copy of Exhibits R & S to the Distribution Plan for Federated Market Opportunity Fund (Class A and Class C Shares); (22)

10.8 Conformed copy of Exhibit T to the Distribution Plan for Federated Kaufmann Fund (Class K Shares); (22)

10.9 Conformed copy of Exhibits U & V to the Distribution Plan for Federated Kaufmann Fund and Federated Large Cap Tech Fund (Class A and Class C Shares); (22)

10.10Conformed  copy of Exhibits W & X to the  Distribution  Plan for  Federated
     Kaufmann Small Cap Fund (Class A and Class C Shares); (24)

11. Form of Opinion and Consent of Counsel regarding the legality of Shares being issued; *

12.  Form of Opinion regarding tax consequences of Reorganization; *

13. Conformed copy of Amended and Restated Agreement for Fund Accounting Services, Administrative Services, Shareholder Transfer Agency Services and Custody Services Procurement; (17)

13.1 Conformed copy of Amendment to Agreement for Fund Accounting Services, Administrative Services, Shareholder Transfer Agency Services and Custody Services Procurement; (23)

13.2 Conformed copy of Principal Shareholder Service's Agreement (Class B Shares); (16)

13.3 Conformed copy of Exhibit 1 to the Principal Shareholder Service's Agreement (Class B Shares); (23)

13.4 Conformed copy of Shareholder Services Agreement (Class B Shares); (16)

13.5 Conformed copy of Exhibit 1 to the Shareholder Services Agreement (Class B Shares); (23)

14. Conformed copy of Consent of Independent Auditors of Federated Capital Appreciation Fund, Deloitte & Touche LLP; *

14.1 Conformed copy of Consent of Independent Auditors of Federated Kaufmann Fund, Ernst & Young LLP; *

14.2 Conformed copy of Consent of Independent Auditors of Riggs Funds, KPMG LLP;
     *

15.  Not Applicable

16.  Conformed copy of Power of Attorney of the Registrant; (19)

16.1 Conformed copy of Power of Attorney of Chief Investment Officer of the 16.2 Conformed copy of Power of Attorney of Trustee of the Registrant; (19)

16.3 Conformed copy of Limited Power of Attorney; (28)

17.  Form of Proxy*

_______________________________________________
* All exhibits have been filed electronically.

5. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 21 on Form N-1A filed June 30, 1995. (File Nos. 2-91090 and 811-4017)

6. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 20 on Form N-1A filed December 29, 1994. (File Nos. 2-91090 and 811-4017)

7. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 21 on Form N-1A filed June 30, 1995. (File Nos. 2-91090 and 811-4017)

8. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 22 on Form N-1A filed July 17, 1995. (File Nos. 2-91090 and 811-4017)

9. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 25 on Form N-1A filed August 31, 1995. (File Nos. 2-91090 and 811-4017)

10. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 26 on Form N-1A filed September 12, 1995. (File Nos. 2-91090 and 811-4017)

12. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 31 on Form N-1A filed June 11, 1996. (File Nos. 2-91090 and 811-4017)

15. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 31 on Form N-1A filed October 30, 1997. (File Nos. 2-91090 and 811-4017)

16. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 35 on Form N-1A filed December 30, 1997. (File Nos. 2-91090 and 811-4017)

17. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 40 on Form N-1A filed October 9, 1998. (File Nos. 2-91090 and 811-4017)

18. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 41 on Form N-1A filed November 2, 1998. (File Nos. 2-91090 and 811-4017)

19. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 44 on Form N-1A filed December 28, 1999. (File Nos. 2-91090 and 811-4017)

21. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 50 on Form N-1A filed December 29, 2000. (File Nos. 2-91090 and 811-4017)

22. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 52 on Form N-1A filed March 20, 2001. (File Nos. 2-91090 and 811-4017)

23. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 51 on Form N-1A filed December 27, 2001. (File Nos. 2-91090 and 811-4017)

24. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 57 on Form N-1A filed December 26, 2002. (File Nos. 2-91090 and 811-4017)

25. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 59 on Form N-1A filed February 7, 2003. (File Nos. 2-91090 and 811-4017)

27. Response is incorporated by reference to Registrant's Post-Effective Amendment No. 61 on Form N-1A filed April 7, 2003. (File Nos. 2-91090 and 811-4017)


Item 17.  Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinion.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant, FEDERATED EQUITY FUNDS, has duly caused its Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 21st day of August, 2003.


                  FEDERATED EQUITY FUNDS

                  BY: /s/ Todd P. Zerega
                  Todd P. Zerega, Assistant Secretary
                  August 21, 2003

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

         NAME                               TITLE                   DATE

By: /s/ Todd P. Zerega                  Attorney In Fact      August 21, 2003
    Todd P. Zerega                      For the Persons
    ASSISTANT SECRETARY                 Listed Below

John F. Donahue*                        Chairman and Trustee

Christopher Donahue*                    President and Trustee
                                        (Principal Executive Officer)

Richard J. Thomas*                      Treasurer
                                        (Principal Financial Officer)

Stephen F. Auth*                        Chief Investment Officer

Thomas G. Bigley*                       Trustee

John T. Conroy, Jr.*                    Trustee

Nicholas P. Constantakis*               Trustee

John F. Cunningham*                     Trustee

Lawrence D. Ellis, M.D.*                Trustee

Peter E. Madden*                        Trustee

Charles F. Mansfield, Jr.*              Trustee

John E. Murray, Jr., J.D., S.J.D.*      Trustee

Marjorie P. Smuts*                      Trustee

John S. Walsh*                          Trustee

*By Power of Attorney